UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1.	Reports to Shareholders.

Aberdeen Funds

Equity Series

Semi-Annual Report

April 30, 2017

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen Global Equity Fund

Aberdeen International Equity Fund

Aberdeen International Small Cap Fund

Aberdeen Japanese Equities Fund

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Small Cap Equity Fund

Market Review	Page 1
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen China Opportunities Fund	Page 9
Aberdeen Emerging Markets Fund	Page 15
Aberdeen Equity Long-Short Fund	Page 22
Aberdeen Global Equity Fund	Page 29
Aberdeen International Equity Fund	Page 36
Aberdeen International Small Cap Fund	Page 43
Aberdeen Japanese Equities Fund	Page 50
Aberdeen U.S. Mid Cap Equity Fund	Page 55
Aberdeen U.S. Multi-Cap Equity Fund	Page 60
Aberdeen U.S. Small Cap Equity Fund	Page 65

Financial Statements	Page 72

Notes to Financial Statements	Page 116

Shareholder Expense Examples	Page 133

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The vicissitudes of global financial markets over the six-month period ended April 30, 2017 appeared to be slotted between a pair of opposite political bookends. Early in the period in November 2016, Republican Donald Trump surprisingly won the U.S. presidential election, defeating his Democratic party opponent, former U.S. Senator and Secretary of State Hillary Clinton. Trump’s victory seemed to be a continuation of the populist political movement that led to the UK’s vote to leave the European Union (Brexit) five months earlier. Trump had promoted a generally populist message aimed at garnering support from working-class Americans in rural areas in the South and Midwest regions of the U.S. Indeed, his campaign’s promise to “drain the swamp” in the nation’s capital, Washington, D.C., appealed to disaffected blue-collar voters who expressed frustration at being “left behind” during the U.S. economic recovery. However, the new president soon faced numerous political challenges – most notably the ongoing investigation of several members of his administration into possible collusion with the Russian government during the presidential election. Consequently, the myriad distractions hindered Trump’s ability to carry out his policy initiatives over the first four months of his term. Fast-forwarding to the end of the reporting period, the French presidential election took center stage. Global markets were bolstered when independent centrist candidate Emmanuel Macron was the top vote-getter in the first round of the election in late April 2017. Macron subsequently won the final round of the presidential election in early May by a nearly two-to-one margin over far-right candidate Marine Le Pen, who – mirroring Trump – had campaigned on a populist agenda.

The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, rose 12.4% for the reporting period. Shares of U.S. large-cap companies significantly outperformed their Asian counterparts for the period, but lagged the performance of large-cap European stocks. The U.S. broader-market Standard & Poor’s (S&P) 500 Index was up 13.3% for the period, while the MSCI Europe and MSCI All Country (AC) Asia Pacific indices returned 14.5% and 8.1%, respectively. Global emerging markets, as measured by the MSCI Emerging Markets Index, advanced 9.0% for the reporting period, but underperformed their developed-market peers.

Major U.S. equity market indices moved sharply higher over the reporting period despite numerous stretches of uncertainty spurred by investors’ concerns regarding the policies and controversial political developments surrounding the Trump administration. In this “risk-on” environment over the six-month period, shares of small-cap companies, as represented by the Russell 2000 Index, climbed 18.4%, considerably outpacing the 13.3% return of the S&P 500 Index. While the period was marked by mixed economic news – improving employment data but more modest economic growth – most U.S. companies reported strong operating results and generally upbeat outlooks. During the first quarter 2017 earnings reporting season, 75% of S&P 500 Index companies exceeded consensus earnings estimates, and 54% posted better-than-expected revenue.2

UK and European stocks rebounded from the sell-off following the Brexit vote in mid-2016, with both markets posting double-digit gains over the reporting period. Early in the period, markets were rattled by UK Prime Minister Theresa May’s announcement of a hard deadline to begin formal negotiations for the country to exit the European Union, which sent the British pound tumbling to a 31-year low. Article 503 was triggered near the end of the reporting period. The regional markets subsequently rallied late in the period following the results of the French presidential election.

Asian equity markets also saw strong performance over the reporting period. Investor risk appetite initially was weak due to uncertainty over Trump’s surprising U.S. presidential election win, a hard Brexit for the UK, and the U.S. Federal Reserve’s (Fed) hint at three more interest-rate hikes after raising its benchmark rate in December 2016. These issues deepened investors’ concerns over increased volatility across Asian markets. China initially faced headwinds amid worries regarding the weakening yuan, accelerating capital outflows and tightening regulations. However, the market rallied soon thereafter, buttressed by positive economic data reports. At the start of 2017, a strengthening global economy and expectations of a gradual Fed tightening of monetary policy buoyed investor sentiment. Asian markets rebounded swiftly from a sell-off late in the reporting period caused by doubts over Trump’s proposed tax reforms, bolstered by upbeat earnings momentum and exports across the region. The Fed maintained a cautious outlook after it again tightened monetary policy, as widely expected, in March 2017. The Bank of Japan (BoJ) left its benchmark interest rate unchanged at -0.1% during the reporting period, and maintained its 80 trillion yen (approximately US$716 billion) asset-purchase program.

Performance in emerging stock markets was mixed during the six-month reporting period. India was a strong performer, as investors grew more confident that the ruling government’s recent election wins in four out of five states, particularly the country’s largest state, Uttar Pradesh, would provide Prime Minister Narendra Modi the necessary mandate to implement his reform agenda. In the Europe, Middle East and Africa (EMEA) region, Russia was buoyed by stabilizing energy prices and a return to economic growth for the first time in two years. There was weakness in the Latin American stock market over the period. Brazilian equities seesawed on anxiety over whether President Michel Temer’s proposed pension reforms would garner Parliamentary approval, while the central bank continued to cut interest rates. Conversely, Mexico’s central bank raised rates for a fifth consecutive time in March 2017, in an effort to combat inflation.

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	Source: FactSet, “Earnings Insight,” May 2017.

[3]	Article 50 contains the procedures to be followed by a country seeking to leave the European Union voluntarily.

2017 Semi-Annual Report	1

Market Review (concluded)

Global fixed-income markets were volatile over the reporting period. Investment-grade bonds, as represented by the Bloomberg Barclays Global Aggregate Bond Index, declined 1.6% for the period. However, high-yield issues significantly outperformed their investment-grade counterparts, with the Bank of America Merrill Lynch Global High Yield Constrained Index gaining 5.5% for the period. Events in the U.S. dominated the news, most notably Trump’s presidential election victory. This halted the global bond market rally in late 2016, as investors considered the possibility that Trump would increase fiscal spending and lift the inflation outlook. Investors subsequently rotated back into bonds amid growing uncertainty over U.S. trade policies and their potential impact on the global recovery. Towards the end of the reporting period, Asian government bonds rallied further as political tensions escalated following U.S. military strikes in Syria and several botched missile tests by North Korea.

Outlook

We remain generally bullish on the global economy. The politically charged environment in the U.S. notwithstanding, we believe that global gross domestic product growth will accelerate over the remainder of 2017 and remain stable in 2018. In our opinion, the most powerful dynamic is the self-fueling, synchronized and thoroughly virtuous global economic recovery. After dragging each other down after 2008, global economies now appear to be pulling each other up as stronger growth, higher inflation, and – most importantly, in our view – improving confidence whet investors’ risk appetite. We are more optimistic about the outlook for global trade, as data for the start of 2017 indicated a pickup in activity in several regions. Nevertheless, in our view, this trade recovery partially reflects temporary factors such as economic stimulus measures in China, while policy uncertainty in the U.S. is elevated. Consequently, we do not think that the outlook is without risks. Although global inflation pressures recently have weakened, we still anticipate that the Fed will raise its benchmark interest rate twice more in 2017, and three times in 2018, and may begin tapering reinvestments of portfolio holdings around the beginning of next year. However, we think that the European Central Bank (ECB) and the BoJ are a long way from meaningful monetary policy tightening. We believe that the ECB may taper quantitative easing in 2018, while the BoJ most likely will maintain its 0% target for 10-year government bond yields.

Aberdeen Asset Management

2	Semi-Annual Report 2017

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees) returned 12.82% for the six-month period ended April 30, 2017, versus the 10.89% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s category of Pacific ex-Japan Funds (comprising 42 funds), as measured by Lipper, Inc., was 9.34% for the period.

Asian equity markets overcame a tentative start and posted healthy gains over the six-month period ended April 30, 2017. Investor risk appetite initially was weak due to uncertainty over Donald Trump’s surprising U.S. presidential election win in November 2016, a hard Brexit1 for the UK and the U.S. Federal Reserve’s (Fed) hint at three more interest-rate hikes after raising its benchmark rate in December 2016. These issues deepened investors’ concerns over increased volatility across Asian markets, with headwinds also emanating from China. At the start of 2017, a strengthening global economy and expectations of a gradual Fed tightening boosted risk appetite. The Fed maintained a cautious outlook after it tightened monetary policy, as widely expected, in March 2017. Asia-Pacific markets also bounced back swiftly from a late sell-off caused by doubts over Trump’s proposed tax reforms, buoyed by upbeat earnings momentum and exports across the region.

The Fund outperformed its benchmark, the MSCI AC Asia Pacific ex Japan Index, for the reporting period due largely to positive stock selection in Singapore, India, Korea and Australia.

The Singapore market rebounded after a prolonged period of underperformance, supported by the prospect of rising interest rates and relatively cheap valuations. Shares of property developer City Developments (CDL), which had been trading at a substantial discount to their net asset value, rose sharply after the Singapore government relaxed some property curbs2 for the first time since 2009. Although the tweaks to seller’s stamp duty3 and total debt servicing ratio seemed unlikely to significantly boost property transactions or prices, they appeared to have improved investor sentiment, given the renewed interest in residential project launches in Singapore. Shares of the Fund’s Singapore bank holdings, DBS Group Holdings, United Overseas Bank and Oversea-Chinese Banking Corp., rebounded after being weighed down for much of 2016 amid investors’ concerns over their exposure to problems in the oil and gas sector. Those worries dissipated in late 2016 in tandem with the recovery in the price of oil. The lenders also benefited from the recent easing of some property curbs. We trimmed the positions in CDL and the local banks to take some profits following the strong run-up in their share prices. ST Engineering’s share price rose after the company reported solid fourth-quarter 2016 results. Finally, shares of Keppel Corporation gained ground due to indications that its offshore and marine business could be on the cusp of a recovery, even though the company posted generally mixed results for its 2016 fiscal year.

The Fund’s holdings in India also contributed to performance for the reporting period, as investors grew more confident that the ruling government’s recent election wins in four out of five states, and in particular, the country’s largest state Uttar Pradesh, would provide Prime Minister Narendra Modi the necessary mandate to implement his reform agenda. Concerns over the potential fallout from last year’s surprise demonetization4 also receded, given better-than-expected gross domestic product (GDP) growth in the third quarter of 2016 and, more importantly, in our view, solid earnings results for the quarter ended December 31, 2016. The Fund’s core Indian holdings, cement-maker Grasim Industries, tobacco company ITC Ltd. (ITC), and lender Housing Finance Development Corp. (HDFC), outperformed the local benchmark, the MSCI India Index, posting double-digit U.S.-dollar returns over the reporting period. Shares of ITC, in particular, performed well after the goods and services tax (GST) panel approved taxes that excluded higher rates for tobacco.

In Korea, the Fund’s holdings in Korean hypermarket operator E-mart and in Samsung Electronics were among the top contributors to performance for the reporting period. E-mart’s share price moved higher on news that the company might close its China operations, which have been hurting its earnings. Samsung Electronics reported its best quarterly earnings in over three years for the first quarter of its 2017 fiscal year, defying the recent spate of bad news. Demand for memory chips and display panels led to a significant year-over-year increase in net profit. Management commented that the company’s earnings should improve further in 2017, supported by the recent launch of its Galaxy 8 mobile phone. The company announced a share buyback worth 2.3 trillion won (roughly US$2.0 billion). We trimmed the position in Samsung to take profits following the sharp run-up in its share price; the Fund holds the company’s preferred shares.

The Fund’s holding in Australian miner Rio Tinto contributed to performance over the reporting period as the company benefited from an improving commodity outlook and announced the disposal of non-core coal assets in an effort to further strengthen its balance sheet. Biotechnology firm CSL Ltd. upgraded its profit forecast for its 2017 fiscal year given robust earnings from its immunoglobulin and specialty products. These holdings’ positive returns offset the negative impact of the Fund’s lack of exposure to Australian lenders, which performed well over the reporting period. Most Australian lenders operate in a low-growth environment and we prefer banks elsewhere in the region that we believe have more diverse regional exposure and revenue streams, more stable sources of funding, better growth opportunities and attractive valuations.

In addition to the previously noted portfolio transactions, we also initiated positions in six other companies, including four in China. Shenzhen Exchange-listed Hangzhou Hikvision is the Chinese mainland’s largest producer of video-surveillance products. The

1	Under a “hard Brexit,” the UK would surrender full access to the European Union’s single market in order to have full control over its borders. The single market is an economic arrangement among between EU member states which agree to the free movement of services, goods, capital and people.
2	Property curbs are property policies set by a government in an effort to slow excessive increase in property prices.
3	Seller’s stamp duty is a tax assessed on legal documents in the transfer of assets or property.
4	Demonetization comprises the act of stripping a currency unit of its status as legal tender. The currency denominations are pulled from circulation and are replaced with new currency units.

2017 Semi-Annual Report	3

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

company is benefiting from increased security needs of government and private sectors both locally and abroad. Midea Group is a leading Chinese appliance manufacturer that, in our view, is a market leader across key product categories domestically and has an expanding business overseas. We feel that Kweichow Moutai, a Chinese distilled liquor producer, has well-established brand equity and rich heritage, providing it with a wide domestic business moat. Shanghai International Airport operates the Shanghai Pudong airport, a key mainland hub that we believe is benefiting from growing demand for air travel.

The other two new holdings were Hindustan Unilever and Kotak Mahindra Bank Kotak. Hindustan Unilever is the Indian subsidiary of Anglo-Dutch consumer goods giant Unilever. In addition to having a strong balance sheet, in our opinion, Hindustan Unilever has an unrivalled portfolio of brands, an extensive distribution network nationwide, as well as a long and good operational record locally. In our view, Kotak is one of India’s leading private-sector banks and has grown rapidly under the founder’s stewardship as the local banking sector liberalized and private banks took an increasing market share from the less efficient state-owned banks. We believe that the company’s growth potential remains bright, not least because the state-owned banks are currently nursing high levels of non-performing loans and have largely withdrawn from the corporate loan market. In our view, this provides a window of opportunity for private-sector banks to gain further market share, with Kotak among the best positioned to benefit.

Conversely, we exited the Fund’s position in ICICI Bank, as its shares rose even as its balance sheet remained saddled with a significant amount of non-performing loans. We responded to Yum! Brands’ restructuring by exiting the holding in favor of its newly listed China subsidiary, Yum! China. This subsidiary is one of the largest restaurant operators on the mainland, running the KFC and Pizza Hut chains. The company has a net cash balance sheet and a highly cash-generative business, and trades at an attractive valuation, in our view.

We increased the Fund’s position in internet search engine provider Naver Corp. (Naver), which posted robust year-over-year revenue growth for the fourth quarter of its 2016 fiscal year, driven by mobile and shopping advertisements. We continue to see good traction in Naver’s domestic business as the company leverages its market leadership and extends its lead into e-commerce and the search advertising sector.

In our opinion, rising geopolitical tensions in Asia and uncertainty over U.S. President Donald Trump’s policies cloud the outlook for the Asia-Pacific region. We feel that financial markets seem increasingly skeptical of Trump’s ability to boost growth after the U.S. economy decelerated during his first 100 days in office. Nonetheless, Asian stock markets have remained buoyant, with the benchmark MSCI Asia Pacific ex Japan Index posting a double-digit percentage gain for the first four months of 2017. Regional manufacturing indicators, trading activity and exports point to acceleration in economic growth this year, in our opinion, and this has led to rising investor optimism. Most Asian central bank policies also remain supportive, while we believe that China may continue prioritizing social and economic stability ahead of a key leadership transition in late 2017. We think that the corporate sector remains in decent health, with earnings on the mend and companies steadfast in their focus to cut costs and bolster profit margins.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	Semi-Annual Report 2017

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC	12.68%	22.87%	3.41%	3.55%
	w/SC3	6.20%	15.77%	2.20%	2.37%
Class C2	w/o SC	12.33%	21.97%	2.67%	2.81%
	w/SC4	11.33%	20.97%	2.67%	2.81%
Class R2,5	w/o SC	12.54%	22.63%	3.13%	3.28%
Institutional Service Class[5]	w/o SC	12.73%	23.13%	3.61%	5.31%
Institutional Class[5]	w/o SC	12.82%	23.24%	3.63%	5.34%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

2017 Semi-Annual Report	5

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2017)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 8 Emerging Markets countries in the Asia Pacific region. With 705 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index are: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries in the Index are: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	92.1%
Preferred Stocks	5.9%
Short-Term Investment	1.9%
Other Assets in Excess of Liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	29.0%
Information Technology	13.1%
Materials	11.1%
Industrials	10.6%
Consumer Staples	8.7%
Real Estate	8.5%
Telecommunication Services	6.9%
Consumer Discretionary	6.8%
Health Care	2.5%
Energy	0.8%
Other	2.0%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.7%
Jardine Strategic Holdings Ltd.	4.0%
Housing Development Finance Corp. Ltd.	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Oversea-Chinese Banking Corp. Ltd.	3.4%
AIA Group Ltd.	3.3%
Astra International Tbk PT	3.2%
City Developments Ltd.	3.0%
China Mobile Ltd.	3.0%
Siam Cement PCL, Foreign Shares	2.7%
Other	65.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Hong Kong	17.6%
Singapore	15.8%
India	14.9%
China	10.8%
Republic of South Korea	8.9%
United Kingdom	6.6%
Indonesia	6.3%
Taiwan	5.0%
Philippines	4.2%
Thailand	2.8%
Other	7.1%
100.0%

6	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.1%)
AUSTRALIA (2.4%)
Health Care (2.4%)
CSL Ltd. (a)	2,630	$260,791
CHINA (10.8%)
Consumer Discretionary (2.1%)
Midea Group Co. Ltd., A Shares (Stock Connect) (a)(e)	15,999	78,045
Yum China Holdings, Inc. (b)	4,259	145,317
		223,362
Consumer Staples (1.5%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)(e)	2,800	167,558
Energy (0.8%)
PetroChina Co. Ltd., H Shares (a)	126,000	88,525
Industrials (1.5%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)(e)	33,098	164,300
Information Technology (0.7%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(e)	14,100	74,788
Materials (1.2%)
Anhui Conch Cement Co. Ltd., H Shares (a)	38,000	132,888
Telecommunication Services (3.0%)
China Mobile Ltd. (a)	30,000	319,399
		1,170,820
HONG KONG (17.6%)
Financials (6.9%)
AIA Group Ltd. (a)	52,000	359,915
Hong Kong Exchanges and Clearing Ltd. (a)	6,117	150,442
HSBC Holdings PLC (a)	29,344	241,818
		752,175
Industrials (5.2%)
Jardine Strategic Holdings Ltd. (a)	10,300	435,235
MTR Corp. Ltd. (a)	21,342	122,784
		558,019
Real Estate (5.5%)
Hang Lung Group Ltd. (a)	51,000	212,666
Swire Pacific Ltd., Class B (a)	72,500	122,987
Swire Properties Ltd. (a)	76,900	257,811
		593,464
		1,903,658
INDIA (14.9%)
Consumer Discretionary (1.5%)
Hero MotoCorp Ltd. (a)	3,095	160,730
Consumer Staples (3.1%)
Hindustan Unilever Ltd. (a)	4,600	66,777
ITC Ltd. (a)	60,900	262,766
		329,543
Financials (5.3%)
HDFC Bank Ltd. (a)	4,750	113,882
Housing Development Finance Corp. Ltd. (a)	16,458	392,896
Kotak Mahindra Bank Ltd. (a)	4,900	68,695
		575,473
Information Technology (2.3%)
Infosys Ltd. (a)	6,748	96,636
Tata Consultancy Services Ltd. (a)	4,383	154,887
		251,523
Materials (2.7%)
Grasim Industries Ltd. (a)	16,170	289,850
		1,607,119
INDONESIA (6.3%)
Consumer Discretionary (3.2%)
Astra International Tbk PT (a)	512,400	343,406
Consumer Staples (1.0%)
Unilever Indonesia Tbk PT	32,000	106,835
Financials (2.1%)
Bank Central Asia Tbk PT (a)	174,700	232,341
		682,582
MALAYSIA (2.7%)
Consumer Staples (0.7%)
British American Tobacco Malaysia Bhd	7,500	78,508
Financials (2.0%)
CIMB Group Holdings Bhd (a)	85,148	112,521
Public Bank Bhd (a)	23,200	106,620
		219,141
		297,649
PHILIPPINES (4.2%)
Financials (4.2%)
Ayala Corp. (a)	16,560	287,133
Bank of the Philippine Islands	80,515	168,878
		456,011
REPUBLIC OF SOUTH KOREA (3.0%)
Consumer Staples (1.2%)
Amorepacific Group (a)	126	14,557
E-MART, Inc. (a)	588	118,772
		133,329
Information Technology (1.8%)
NAVER Corp. (a)	271	190,465
		323,794

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	7

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
SINGAPORE (15.8%)
Financials (6.4%)
DBS Group Holdings Ltd. (a)	15,488	$213,896
Oversea-Chinese Banking Corp. Ltd. (a)	53,393	373,948
United Overseas Bank Ltd. (a)	6,753	105,142
		692,986
Industrials (3.9%)
Keppel Corp. Ltd. (a)	43,000	199,929
Singapore Technologies Engineering Ltd. (a)	79,800	216,474
		416,403
Real Estate (3.0%)
City Developments Ltd. (a)	42,500	327,962
Telecommunication Services (2.5%)
Singapore Telecommunications Ltd. (a)	100,900	270,137
		1,707,488
TAIWAN (5.0%)
Information Technology (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	60,000	386,514
Telecommunication Services (1.4%)
Taiwan Mobile Co. Ltd. (a)	43,100	159,133
		545,647
THAILAND (2.8%)
Health Care (0.1%)
Bangkok Dusit Medical Services PCL (a)	8,800	5,161
Materials (2.7%)
Siam Cement PCL, Foreign Shares (a)	19,000	293,195
		298,356
UNITED KINGDOM (6.6%)
Financials (2.1%)
Standard Chartered PLC (a)(b)	23,686	221,355
Materials (4.5%)
BHP Billiton PLC — London Listing (a)	12,934	197,181
Rio Tinto PLC — London Listing (a)	7,411	292,366
		489,547
		710,902
Total Common Stocks		9,964,817
PREFERRED STOCKS (5.9%)
REPUBLIC OF SOUTH KOREA (5.9%)
Consumer Staples (1.2%)
Amorepacific Corp., Preferred Shares (a)	769	128,441
Information Technology (4.7%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	332	511,255
		639,696
Total Preferred Stocks		639,696
SHORT-TERM INVESTMENT (1.9%)
UNITED STATES (1.9%)
State Street Institutional U.S. Government Money Market Fund (c)	$207,879	207,879
Total Short-Term Investment		207,879
Total Investments (Cost $9,979,304) (d)—99.9%		10,812,392

Other Assets in Excess of Liabilities—0.1%		9,249
Net Assets—100.0%		$10,821,641

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
(e)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

See accompanying Notes to Financial Statements.

8	Semi-Annual Report 2017

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Institutional Class shares net of fees) returned 10.85% for the six-month period ended April 30, 2017, versus the 9.25% return of its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s peer category of China Region Funds (comprising 46 funds), as measured by Lipper, Inc., was 7.91% for the period.

Equities in China and Hong Kong overcame a jittery start to post notable gains over the six-month period ended April 30, 2017. Markets initially succumbed to risk aversion following Donald Trump’s surprise U.S. presidential election win in November 2016, and a U.S. Federal Reserve (Fed) interest-rate hike in December 2016. A weakening Chinese yuan, accelerating capital outflows and tightening regulations overshadowed a stabilizing economy. Investor sentiment subsequently recovered on positive economic news and receding worries over the flight of capital from the domestic market. The People’s Bank of China followed the Fed and raised its policy rates in an effort to reduce financial risks. Towards the end of the period, fears over increased regulatory scrutiny and government curbs on leverage weighed down China’s A shares,1 with Hong Kong benefiting from the influx of mainland China investors. This was despite better-than-expected mainland gross domestic product (GDP) growth of 6.9% in the first quarter of 2017, supported by higher fixed-asset investment, industrial production and retail spending.

At the stock level, the Fund’s holding in Chinese industrial gas company Yingde Gases was the biggest contributor to performance for the reporting period, as it was the target of a corporate takeover battle. We sold the Fund’s shares in Yingde to private equity firm PAG Capital at HK$6.00 (approximately US$0.77) per share after U.S.-based Air Products and Chemicals withdrew its offer. Yingde’s board had recommended that shareholders accept the PAG Capital offer, while major shareholders indicated they too would tender their stakes, rendering the offer unconditional. More importantly, in our opinion, we agreed with the board that valuations based on PAG Capital’s cash offer were fair, given the company’s financial status and the challenging environment faced by Yingde’s customers, which are derived primarily from the steel industry. We have been engaging with Yingde’s management for over two years, which culminated in our decision. We are pleased with the outcome, given that we also spoke at length with Yingde in an effort to better understand the process of a potential sale. We also have held extensive talks with both Yingde and PAG Capital about their proposals during the fractious and very public boardroom tussle in recent months.

Another strong-performing Fund holding for the reporting period was Hangzhou Hikvision, which we view as a market-leading provider of video surveillance solutions globally. The company’s fiscal year 2016 results exceeded our expectations as it benefited from a less competitive industry following consolidation in recent years. Gross margins also improved across all its business units.

The Fund’s position in conglomerate Jardine Strategic also performed well over the period, driven by its inclusion in the MSCI World Index and expectations that its subsidiaries’ fundamentals will continue to improve. We believe that its subsidiary, Astra International, may benefit from the recovery in Indonesia’s automotive market, while its Dairy Farm business has been delivering on margin improvements by closing underperforming stores and increasing its fresh food segment. The positive contribution from Jardine Strategic offset the drag on Fund performance from the holding in conglomerate Swire Pacific as its fiscal year 2016 results were hampered by its airline subsidiary, Cathay Pacific, and marine business, Swire Pacific Offshore. After a strategic review, management reached a decision to cut 30% from staff costs at Cathay Pacific’s Hong Kong headquarters. Despite these challenges, we believe that several key parts of the Swire group remain robust, some of its financial results have remained resilient and valuations continue to be attractive.

Conversely, the Fund’s position in Green Dragon Gas was the largest detractor from performance for the reporting period. Shares of the independent Chinese upstream exploration and production company lagged as it posted relatively weak results for the first half of its 2017 fiscal year. The holding in Tongrentang Technologies also hindered Fund performance as the traditional Chinese medicine manufacturer saw slower-than-expected sales of its Ejiao herb products and higher expenses. While shares of Asia Satellite Telecom lagged the Fund’s benchmark, the MSCI Zhong Hua Index, over the reporting period, the company’s profits have stabilized amid its reasonable valuation, in our view. Finally, the lack of exposure to internet companies Tencent and Alibaba also had a negative impact on Fund performance, as their share prices outperformed the benchmark MSCI Zhong Hua Index during the reporting period

In addition to the sale of the Fund’s holding in Yingde Gases, we also exited the position in Hung Hing Printing as we believed that its prospects had deteriorated. We responded to Yum! Brands’ restructuring by exiting the holding in favour of its newly listed China subsidiary, Yum! China. This subsidiary is one of the largest restaurant operators on the mainland, running the KFC and Pizza Hut chains. It has a net cash balance sheet and a highly cash-generative business, and it is trading at an attractive valuation, in our opinion.

We initiated a position in Beijing Capital International Airport, an attractive infrastructure asset in a gateway city, benefiting from its position as the home base of Air China. We also believe that the company is well positioned to benefit from an improving traffic mix over time. Elsewhere, we trimmed the Fund’s exposure to Dah Sing Banking and initiated a position in its parent company, Dah Sing Financial, as we feel that it has an attractive valuation. Backed by consistently good credit quality, we believe that Dah Sing Financial’s niche position may allow the company to generate stable earnings over the long term.

Chinese markets remain volatile, given the government’s latest drive to reform financial markets and curb excessive leverage. This

1	A shares are shares of mainland China-based companies that are traded on the two Chinese stock exchanges—the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

2017 Semi-Annual Report	9

Aberdeen China Opportunities Fund (Unaudited) (concluded)

weakness contrasts with strength in Hong Kong, where the Hang Seng Index recently has been close to a two-year high. Insurers and financial companies are leading the gains due to net inflows in recent weeks. On the mainland, economic data, such as trade numbers, have also softened recently, adding to concerns over moderating domestic demand. While the current policy tightening by the monetary authorities could weigh on investment and growth further in the coming months, we believe that Beijing will also be mindful of social and economic stability ahead of a key leadership transition in late 2017. More broadly, we think that rising geopolitical tensions in Asia and uncertainty over U.S. President Donald Trump’s policies cloud the region’s outlook. However, regional manufacturing indicators, trading activity and exports point to an acceleration in economic growth in 2017 and, in our opinion, this has led to rising optimism in the Chinese market. Most Asian central bank policies also remain supportive. At the corporate level, most of the Fund’s holdings recently have performed relatively well, with earnings improving and companies steadfast in their focus to cut costs and bolster margins, in our view.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

10	Semi-Annual Report 2017

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	10.60%	18.36%	0.94%		3.69%
	w/SC2	4.22%	11.57%	(0.25%	)	3.08%
Class C	w/o SC	10.32%	17.65%	0.22%		2.95%
	w/SC3	9.32%	16.65%	0.22%		2.95%
Class R4	w/o SC	10.42%	18.04%	0.57%		3.38%
Institutional Service Class[4]	w/o SC	10.76%	18.56%	1.17%		3.95%
Institutional Class[4]	w/o SC	10.79%	18.79%	1.21%		3.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Aberdeen Asset Management Asia Limited began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2017 Semi-Annual Report	11

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a composite index that comprises the MSCI China and MSCI Hong Kong Index. The index captures large and mid cap representation across all China securities (B shares, H shares, Red Chips, P Chips and foreign listed shares) as well as Hong Kong securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	96.2%
Short-Term Investment	6.8%
Liabilities in Excess of Other Assets	(3.0%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	22.7%
Consumer Discretionary	19.4%
Financials	18.5%
Real Estate	10.7%
Telecommunication Services	6.7%
Information Technology	4.9%
Health Care	4.2%
Energy	4.1%
Consumer Staples	3.6%
Utilities	1.2%
Other	4.0%
100.0%

Top Holdings*
AIA Group Ltd.	6.8%
Jardine Strategic Holdings Ltd.	5.6%
MTR Corp. Ltd.	5.1%
China Mobile Ltd.	4.1%
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares	3.6%
Shangri-La Asia Ltd.	3.4%
HSBC Holdings PLC	3.2%
Shanghai International Airport Co. Ltd., A Shares	3.1%
Kerry Logistics Network Ltd.	3.1%
Swire Pacific Ltd., Class B	2.8%
Other	59.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Hong Kong	60.3%
China	33.4%
United States	9.3%
Other	(3.0%	)
	100.0%

12	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.2%)
CHINA (33.4%)
Consumer Discretionary (5.9%)
China International Travel Service Corp. Ltd., A Shares (a)	37,000	$284,829
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (a)(g)	100	770
Fuyao Glass Industry Group Co. Ltd., H Shares (a)(b)	89,600	316,297
Yum China Holdings, Inc. (c)	4,674	159,477
		761,373
Consumer Staples (0.5%)
Kweichow Moutai Co. Ltd., A Shares (a)	1,000	59,842
Energy (4.1%)
CNOOC Ltd. (a)	213,000	248,485
Green Dragon Gas Ltd. (c)	53,000	74,051
Greka Drilling Ltd. (c)	225,000	9,836
PetroChina Co. Ltd., H Shares (a)	284,000	199,533
		531,905
Financials (2.1%)
China Merchants Bank Co. Ltd., H Shares (a)	106,000	274,647
Health Care (4.2%)
CSPC Pharmaceutical Group Ltd. (a)	166,000	230,245
Tong Ren Tang Technologies Co. Ltd., H Shares (a)	186,000	313,403
		543,648
Industrials (6.3%)
Beijing Capital International Airport Co. Ltd., H Shares (a)	52,000	73,358
China Conch Venture Holdings Ltd. (a)	168,000	334,557
Shanghai International Airport Co. Ltd., A Shares (a)(d)	82,000	407,051
		814,966
Information Technology (3.6%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (a)(d)	86,250	456,951
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(g)	100	531
		457,482
Materials (0.2%)
Huaxin Cement Co. Ltd., B Shares (a)	37,240	29,676
Real Estate (2.4%)
China Resources Land Ltd. (a)	46,000	127,467
Yanlord Land Group Ltd.	135,600	181,007
		308,474
Telecommunication Services (4.1%)
China Mobile Ltd. (a)	50,000	532,331
		4,314,344
HONG KONG (60.3%)
Consumer Discretionary (11.0%)
AEON Stores (Hong Kong) Co. Ltd. (a)	286,500	$262,312
Giordano International Ltd. (a)	460,000	246,926
Global Brands Group Holding Ltd. (a)(c)	1,516,380	179,016
Hongkong & Shanghai Hotels Ltd. (The) (a)	164,624	193,075
Shangri-La Asia Ltd. (a)	304,000	435,086
Texwinca Holdings Ltd. (a)	160,000	107,111
		1,423,526
Consumer Staples (3.1%)
Convenience Retail Asia Ltd.	388,000	221,975
Dairy Farm International Holdings Ltd. (a)	19,700	175,231
		397,206
Financials (16.4%)
AIA Group Ltd. (a)	128,000	885,944
Dah Sing Banking Group Ltd. (a)	87,840	176,501
Dah Sing Financial Holdings Ltd. (a)	25,200	191,038
Hong Kong Exchanges and Clearing Ltd. (a)	7,445	183,102
HSBC Holdings PLC (a)	49,698	409,552
Standard Chartered PLC (HK Listing) (a)(c)	28,548	266,725
		2,112,862
Industrials (16.4%)
Hong Kong Aircraft Engineering Co. Ltd.	15,200	101,615
Jardine Strategic Holdings Ltd. (a)	17,000	718,350
Kerry Logistics Network Ltd. (a)	283,000	398,421
MTR Corp. Ltd. (a)	115,752	665,941
Pacific Basin Shipping Ltd. (a)(c)	1,192,000	233,706
		2,118,033
Information Technology (1.3%)
ASM Pacific Technology Ltd.	11,500	171,206
Real Estate (8.3%)
Hang Lung Group Ltd. (a)	70,000	291,894
Hang Lung Properties Ltd. (a)	20,000	52,403
Swire Pacific Ltd., Class A (a)	2,000	19,286
Swire Pacific Ltd., Class B (a)	217,500	368,961
Swire Properties Ltd. (a)	103,600	347,324
		1,079,868
Telecommunication Services (2.6%)
Asia Satellite Telecommunications Holdings Ltd. (c)	127,500	153,262
HKBN Ltd. (a)	167,000	180,247
		333,509
Utilities (1.2%)
Hong Kong & China Gas Co. Ltd. (a)	76,379	152,596
		7,788,806
UNITED STATES (2.5%)
Consumer Discretionary (2.5%)
Samsonite International SA (a)	83,000	319,744
Total Common Stocks		12,422,894

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	13

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (6.8%)
UNITED STATES (6.8%)
State Street Institutional U.S. Government Money Market Fund (e)	$875,417	$875,417
		875,417
Total Short-Term Investment		875,417
Total Investments (Cost $13,891,310) (f)—103.0%		13,298,311

Liabilities in Excess of Other Assets—(3.0)%		(391,196)
Net Assets—100.0%		$12,907,115

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Non-income producing security.
(d)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(e)	Registered investment company advised by State Street Global Advisors.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
(g)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

See accompanying Notes to Financial Statements.

14	Semi-Annual Report 2017

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned 7.23% for the six-month period ended April 30, 2017, versus the 9.03% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Funds (comprising 343 funds), as measured by Lipper, Inc., was 8.67% for the period.

Emerging-market equities posted significant gains for the six-month period ended April 30, 2017. Investor sentiment initially weakened after Donald Trump’s victory in the U.S. presidential election in November 2016, which strengthened the U.S. dollar and triggered a rotation out of bonds and bond proxies into low-quality cyclical stocks as investors considered the implications of U.S. fiscal policy shifting towards a more reflationary position. There subsequently was a turnaround as markets were buoyed by positive earnings momentum and continued inflows into the emerging-market equity asset class, amid signs of a continued pick-up in global economic growth. This was despite heightened geopolitical risks in North Korea. Most emerging-market currencies strengthened relative to the U.S. dollar towards the end of the reporting period after the Republican Party majority in the U.S. House of Representatives failed to come to an agreement on a new healthcare bill. Brent crude oil prices eased, falling below the US$50 per barrel level late in the reporting period. India’s ruling Bharatiya Janata Party (BJP) scored a resounding state election victory in Uttar Pradesh in March 2017, boosting investor confidence in Prime Minister Narendra Modi’s ability to carry through with his reform agenda. This outweighed the receding impact of Modi’s surprising demonetization.1 in 2016. In the Europe, Middle East and Africa (EMEA) region, the Russian market was buoyed by stabilizing energy prices and a return to economic growth for the first time in two years. Poland benefited from spill-over optimism in Europe, where the rising nationalist tide appeared to have receded for now, as political independent Emmanuel Macron won the French presidential election with more than 65% of the vote, beating his far-right rival, Marine Le Pen. In contrast, the Turkish lira continued to sell off on political uncertainty and a credit-rating downgrade. Elsewhere, Latin America was weak. Brazilian equities see-sawed on anxiety over whether President Michel Temer’s proposed pension reforms would garner parliamentary approval, while the central bank continued to cut its benchmark interest rate. Mexico’s central bank raised interest rates for the fifth consecutive time in 2016 in an effort to combat inflation.

At the stock level, the Fund’s holding in Brazilian food company BRF was the largest detractor from performance for the reporting period, as its share price was pressured by an investigation that led some countries to suspend Brazilian meat imports temporarily. This was compounded by the company’s weak domestic business volumes and margin pressure from overseas. The Fund’s position in Mexican conglomerate Fomento Economico Mexicano (FEMSA) also weighed on performance. Shares of the company declined as investor sentiment turned against higher-quality, domestically focused companies in favor of more cyclical stocks. Elsewhere in EMEA, the holding in Magnit drove the Fund’s underperformance versus the benchmark MSCI Emerging Markets Index in Russia, as the retailer’s released quarterly results were hampered by relatively weak sales. The Fund’s positioning in Asia also detracted from relative performance, particularly the lack of exposure to Chinese internet company Tencent, as the stock performed well during the reporting period.

Conversely, both stock selection and an overweight allocation versus the benchmark MSCI Emerging Markets Index in India bolstered Fund performance for the reporting period. The ruling BJP’s resounding state election victory in Uttar Pradesh boosted investor confidence. The Fund’s holding in mortgage lender Housing Development Finance Corp. (HDFC) was buoyed by a recently announced housing loan subsidy plan, while tobacco company ITC benefited from the goods-and-services tax council’s decision to leave rates unchanged for tobacco. Stock selection in South Africa benefited Fund performance, led by retailer Truworths, which posted solid quarterly results despite a challenging operating environment. Fund performance was also boosted by the absence of a position in Brazilian state-owned oil company Petrobras, which has a sizeable weight in the benchmark MSCI Emerging Markets Index. The company’s shares fell in early 2017 after a strong rally in the previous year attributable to improved governance of state assets and a recovery in oil prices.

Regarding portfolio activity over the reporting period, we initiated positions in AmorePacific, a fast-growing Korean cosmetics business with well-established brands and growing presence overseas, especially in China; Falabella, a diversified retailer with broad regional footprint in Latin America, covering both the more mature Chilean market and neighboring growth markets; Shanghai International Airport Co, a leading airport operator in China which we believe has attractive growth prospects; and Hangzhou Hikvision, a large global video surveillance vendor that is expanding its global footprint amid increasing automation in surveillance.

Conversely, we exited the Fund’s position in Yum! Brands and reinvested the proceeds into its spun-out business, Yum! China, a restaurant operator in China with a net cash balance sheet. We also sold the Fund’s holding in mall operator Multiplan’s rights offering2 ahead of its upcoming capital-raising due to the stock’s relative price strength; as well as Malaysian financial services company CIMB and Korean hypermarket operator E-mart in view of what we believed were better opportunities elsewhere.

Emerging-market equities outperformed their developed-market peers for the first four months of 2017, and we maintain our positive outlook for the remainder of the calendar year. Corporate profits continue to improve amid the ongoing recovery in economic growth in emerging markets. Valuations are still at a significant discount to those of developed markets. While uncertainty persists in the external environment, including more U.S. interest-rate hikes that would strengthen the U.S. dollar as well as protectionist leanings in the West, we think that most developing economies are in much

1	Demonetization comprises the act of stripping specific denominations of a currency unit of their status as legal tender. The currency denominations are pulled from circulation and are replaced with new currency units.
2	A rights offering entitles a company’s existing shareholders to buy additional shares directly from the company in proportion to their existing holdings, within a fixed time period.

2017 Semi-Annual Report	15

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

better shape now compared to previous periods of crises. In our view, government policymakers are also increasingly aware that addressing structural deficiencies, such as overcapacity and excess leverage, are the keys to sustainable and higher-quality growth over the long term. We believe that prospects in emerging markets are also underpinned by the vast potential of an asset class that has favorable demographics and a growing middle class with a greater propensity to spend.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

16	Semi-Annual Report 2017

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	Inception[2]
Class A3	w/o SC	7.02%	15.84%	1.60%	3.82%
	w/SC4	0.84%	9.20%	0.40%	2.59%
Class C3	w/o SC	6.69%	15.05%	0.94%	3.14%
	w/SC5	5.69%	14.05%	0.94%	3.14%
Class R3,6	w/o SC	6.92%	15.62%	1.28%	3.50%
Institutional Service Class[6,7]	w/o SC	7.15%	16.06%	1.71%	5.04%
Institutional Class[6]	w/o SC	7.23%	16.31%	1.95%	6.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

2017 Semi-Annual Report	17

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2017)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 829 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	88.8%
Preferred Stocks	8.7%
Short-Term Investment	2.5%
Other Assets in Excess of Liabilities	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	26.8%
Consumer Staples	17.1%
Information Technology	13.4%
Consumer Discretionary	10.3%
Materials	9.6%
Real Estate	6.6%
Energy	5.0%
Telecommunication Services	4.5%
Industrials	3.0%
Health Care	1.2%
Other	2.5%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	5.0%
Housing Development Finance Corp. Ltd.	3.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
Astra International Tbk PT	3.1%
AIA Group Ltd.	3.1%
Banco Bradesco SA, ADR, Preferred Shares	2.7%
Fomento Economico Mexicano SAB de CV, ADR	2.7%
Grupo Financiero Banorte SAB de CV, Class O	2.6%
China Mobile Ltd.	2.6%
ITC Ltd.	2.5%
Other	67.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
India	16.8%
Brazil	11.9%
Republic of South Korea	7.9%
Hong Kong	7.8%
China	7.5%
Mexico	7.3%
Taiwan	4.8%
Indonesia	4.6%
Thailand	4.6%
Turkey	4.3%
Other	22.5%
100.0%

18	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.8%)
BRAZIL (8.6%)
Consumer Discretionary (1.8%)
Lojas Renner SA	16,744,550	$156,047,885
Consumer Staples (2.1%)
AMBEV SA	17,254,300	99,262,305
BRF SA	6,381,705	80,001,273
		179,263,578
Energy (2.1%)
Ultrapar Participacoes SA	7,943,000	176,224,716
Materials (1.2%)
Vale SA, ADR	12,405,571	106,439,799
Real Estate (1.4%)
Multiplan Empreendimentos Imobiliarios SA	5,435,025	115,924,826
		733,900,804
CHILE (2.0%)
Consumer Discretionary (0.9%)
S.A.C.I. Falabella	9,350,817	74,508,949
Financials (1.1%)
Banco Santander Chile, ADR	3,966,846	93,736,571
		168,245,520
CHINA (7.5%)
Consumer Discretionary (1.5%)
Yum China Holdings, Inc. (a)	3,587,800	122,415,736
Consumer Staples (1.4%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (b)(e)	1,989,062	119,029,773
Industrials (1.4%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (b)(e)	24,572,992	121,981,321
Information Technology (0.6%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (b)(e)	10,082,557	53,479,079
Telecommunication Services (2.6%)
China Mobile Ltd. (b)	20,872,600	222,222,628
		639,128,537
HONG KONG (7.8%)
Financials (3.9%)
AIA Group Ltd. (b)	37,700,000	260,938,105
Hong Kong Exchanges and Clearing Ltd. (b)	2,829,741	69,594,783
		330,532,888
Real Estate (3.9%)
Hang Lung Group Ltd. (b)	25,049,000	104,452,351
Hang Lung Properties Ltd. (b)	38,882,000	101,877,753
Swire Pacific Ltd., Class A (b)	6,617,000	63,806,672
Swire Pacific Ltd., Class B (b)	11,687,500	19,826,340
Swire Properties Ltd. (b)	13,957,100	46,791,850
		336,754,966
		667,287,854
HUNGARY (1.2%)
Health Care (1.2%)
Richter Gedeon Nyrt (b)	4,169,840	100,977,818
INDIA (16.8%)
Consumer Discretionary (1.5%)
Hero MotoCorp Ltd. (b)	2,538,035	131,805,735
Consumer Staples (4.1%)
Hindustan Unilever Ltd. (b)	9,215,443	133,777,103
ITC Ltd. (b)	50,230,500	216,730,446
		350,507,549
Financials (5.5%)
Housing Development Finance Corp. Ltd. (b)	14,116,491	336,998,003
ICICI Bank Ltd. (b)	19,159,500	82,439,034
Kotak Mahindra Bank Ltd. (b)	3,369,255	47,234,902
		466,671,939
Information Technology (1.9%)
Infosys Ltd. (b)	5,162,451	73,929,902
Tata Consultancy Services Ltd. (b)	2,532,420	89,491,114
		163,421,016
Materials (3.8%)
Grasim Industries Ltd. (b)	8,825,060	158,190,702
UltraTech Cement Ltd. (b)	2,472,250	162,619,030
		320,809,732
		1,433,215,971
INDONESIA (4.6%)
Consumer Discretionary (3.1%)
Astra International Tbk PT (b)	396,419,200	265,676,884
Financials (0.5%)
Bank Central Asia Tbk PT (b)	32,437,900	43,140,491
Materials (1.0%)
Indocement Tunggal Prakarsa Tbk PT (b)	67,234,300	85,343,184
		394,160,559
ITALY (1.1%)
Energy (1.1%)
Tenaris SA, ADR	3,082,000	96,250,860
MALAYSIA (1.1%)
Financials (1.1%)
Public Bank Bhd (b)	19,459,200	89,428,225
MEXICO (7.3%)
Consumer Staples (3.1%)
Fomento Economico Mexicano SAB de CV, ADR	2,521,501	227,035,950
Organizacion Soriana SAB de CV, Class B (a)	15,206,779	34,864,056
		261,900,006
Financials (2.6%)
Grupo Financiero Banorte SAB de CV, Class O	39,282,148	226,696,196

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	19

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
Industrials (1.6%)
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	722,315	$136,806,461
		625,402,663
PHILIPPINES (3.7%)
Financials (2.4%)
Ayala Corp. (b)	4,698,000	81,458,543
Bank of the Philippine Islands	60,725,894	127,370,634
		208,829,177
Real Estate (1.3%)
Ayala Land, Inc. (b)	156,930,400	110,898,519
		319,727,696
POLAND (1.0%)
Financials (1.0%)
Bank Pekao SA (b)	2,452,341	88,873,357
PORTUGAL (1.1%)
Consumer Staples (1.1%)
Jeronimo Martins SGPS SA (b)	5,261,556	96,554,674
REPUBLIC OF SOUTH KOREA (2.5%)
Consumer Staples (0.5%)
Amorepacific Group (b)	390,805	45,150,655
Information Technology (2.0%)
NAVER Corp. (b)	234,635	164,907,062
		210,057,717
RUSSIA (3.7%)
Consumer Staples (1.9%)
Magnit PJSC (b)	1,064,168	164,942,884
Energy (1.8%)
LUKOIL PJSC, ADR	3,096,043	153,408,931
		318,351,815
SOUTH AFRICA (4.2%)
Consumer Discretionary (1.5%)
Truworths International Ltd. (b)	19,537,863	126,510,793
Consumer Staples (1.1%)
Massmart Holdings Ltd.	9,743,893	94,225,296
Materials (0.7%)
BHP Billiton PLC (b)	3,894,549	59,194,655
Telecommunication Services (0.9%)
MTN Group Ltd. (b)	8,578,000	81,124,893
		361,055,637
TAIWAN (4.8%)
Information Technology (3.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	51,969,117	334,779,578
Telecommunication Services (0.9%)
Taiwan Mobile Co. Ltd. (b)	21,089,255	77,865,239
		412,644,817
THAILAND (4.6%)
Financials (2.2%)
Siam Commercial Bank PCL, Foreign Shares (b)	41,390,100	186,334,437
Materials (2.4%)
Siam Cement PCL, Foreign Shares (b)	11,821,000	182,413,800
Siam Cement PCL, NVDR (b)	1,365,300	21,140,814
		203,554,614
		389,889,051
TURKEY (4.3%)
Consumer Staples (1.4%)
BIM Birlesik Magazalar A.S. (b)	7,270,673	118,764,754
Financials (2.9%)
Akbank T.A.S. (b)	48,783,608	130,572,209
Turkiye Garanti Bankasi A.S. (b)	42,048,837	113,508,846
		244,081,055
		362,845,809
UNITED KINGDOM (0.9%)
Financials (0.9%)
Standard Chartered PLC (a)(b)	7,985,932	74,631,686
Total Common Stocks		7,582,631,070
PREFERRED STOCKS (8.7%)
BRAZIL (3.3%)
Financials (2.7%)
Banco Bradesco SA, ADR, Preferred Shares	22,146,143	233,641,809
Materials (0.6%)
Vale SA, ADR, Preferred Shares	5,729,416	47,038,505
		280,680,314
REPUBLIC OF SOUTH KOREA (5.4%)
Consumer Staples (0.4%)
Amorepacific Corp., Preferred Shares (b)	202,647	33,846,914
Information Technology (5.0%)
Samsung Electronics Co. Ltd., Preferred Shares (b)	278,959	429,575,659
		463,422,573
Total Preferred Stocks		744,102,887

See accompanying Notes to Financial Statements.

20	Semi-Annual Report 2017

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (2.5%)
UNITED STATES (2.5%)
State Street Institutional U.S. Government Money Market Fund (c)	$212,502,846	$212,502,846
Total Short-Term Investment		212,502,846
Total Investments (Cost $7,883,740,196) (d)—100.0%		8,539,236,803

Other Assets in Excess of Liabilities—0.0%		2,379,016
Net Assets—100.0%		$8,541,615,819

(a)	Non-income producing security.
(b)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
(e)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	21

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Institutional Class shares net of fees) returned 4.46% for the six-month period ended April 30, 2017, versus 0.23% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 13.32% for the U.S. broader-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Long/Short Equity Funds (comprising 153 funds), as measured by Lipper, Inc., was 6.58% for the period.

U.S. equities recorded robust gains for the six-month period ended April 30, 2017, despite numerous periods of uncertainty surrounding the policies of the new administration of U.S. President Donald Trump. While equity markets have been somewhat less exuberant in recent months, most U.S. companies have reported strong results and generally upbeat outlooks. The strength of earnings has been enough to support stocks across the market capitalization range. All 11 sectors within the U.S. broader-market S&P 500 Index garnered positive returns for the reporting period, led by financials, industrials, information technology and consumer discretionary. Conversely, the energy and telecommunication services sectors saw more modest gains and were the weakest market performers for the period.

At the beginning of the reporting period, the unexpected U.S. presidential election results led to a sharp rise in stock market valuations. President Trump had campaigned on a populist, laissez-faire and protectionist platform and had promised to “undo” the policies of the administration of former President Barack Obama, if elected. Among the major campaign promises that brought back the “animal spirits” in the U.S. equity market were pro-business items such as less regulation for financial institutions, corporate tax reform and a massive stimulus package. The market also saw a sell-off of shares of some companies that would have been hurt by the protectionist stance, including transportation companies that moved goods between the U.S. and Canada or Mexico should the U.S. withdraw from the North American Free Trade Agreement (NAFTA), and healthcare companies that might be hampered by the joint effort of the Trump administration and the Republican-controlled U.S. Congress to “repeal and replace” the Affordable Care Act (ACA). However, despite a slew of executive orders and a threat to withdraw from existing trade agreements, the administration encountered obstacles to fulfillment of its campaign promises. We think that wide ideological divides within the Republican Party may ultimately derail the efforts to “repeal and replace” the ACA. Other mounting challenges include the ongoing investigation into alleged ties between the Trump campaign’s staff and the Russian government.

U.S. economic news was mixed over the reporting period:

•

As widely anticipated, the U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points in two increments in December 2016 and March 2017, and indicated that it would stay on course for two more rate increases in 2017, as inflation and employment, its dual economic mandates, are both within its targeted ranges.

•

Gross domestic product (GDP) rose 1.2% for the first quarter of 2017, down from the 2.1% rate posted in the fourth quarter of 2016, as declines in private inventory investment and consumer spending offset increases in exports and nonresidential fixed investment.

•	The U.S. economy added an average of 149,000 jobs per month over the reporting period, down from the 163,000 average monthly increase for the same time frame a year earlier.

•	The unemployment rate dipped 0.2 percentage point over the reporting period to 4.4%–its lowest level in nearly 10 years–and average hourly earnings were up 2.5% year-over-year as of the end of April.

As expected amid a market environment of generally rising stock prices, the Fund’s long holdings significantly enhanced performance over the reporting period, while the short exposures had an adverse impact. The Fund’s net exposure1 remained in the low-40% range during the period with the majority of its absolute return generated in the first half of reporting period. Fund performance benefited mainly from long positions in the financials, information technology and healthcare sectors. The largest individual stock contributors to performance included long holdings in diversified financial services company M&T Bank Corp., medical device-maker Globus Medical, and Bank of the Ozarks, an Arkansas-based commercial bank.

M&T Bank Corp.’s quarterly results during the period were bolstered by notable year-over-year increases in net interest margin and fee income. The company also raised its quarterly dividend payment by 7% following the release of its earnings report for the first quarter of its 2017 fiscal year in April. Globus Medical’s stock price moved higher over the reporting period as the company noted that it had stabilized its salesforce turnover issues that were a hindrance in 2016, leading to improved revenue expectations. Bank of the Ozarks saw healthy loan and deposit growth and reductions in loan loss provisions and non-performing assets over the reporting period.

Short exposures in the consumer discretionary, industrials and financials sectors weighed on Fund performance for the reporting period. The primary individual detractors from performance were short positions in casual restaurant chain operator Chipotle Mexican Grill, Agilent Technologies, a provider of instruments, software and services for laboratories, and fast-food restaurant chain operator Wendy’s Co.

The short position in Chipotle Mexican Grill weighed on Fund performance as the company saw healthy revenue growth over the reporting period in comparison to the weak levels seen in the same period a year earlier. The company had been plagued by declining traffic in its stores following outbreaks of E. coli at its restaurants in several states in October and November 2015. The slowdown in business had compressed the company’s valuation and lowered expectations for its earnings power. However, given the subsequent rally in the share price, its valuation has expanded significantly.

1	The net exposure is the difference between the percentage of assets invested in long positions and the percentage of assets invested in short positions.

22	Semi-Annual Report 2017

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Agilent Technologies’ results for the first quarter of its 2017 fiscal year were bolstered by healthy year-over-year revenue growth in both its Life Sciences and Applied Markets Group and Agilent CrossLab Group. Nonetheless, management reduced its earnings guidance for the full 2017 fiscal year due to the negative impact of foreign exchange rates for the company’s overseas business. Wendy’s Co. reported a year-over-year decline in revenue for the fourth quarter of its 2016 fiscal year attributable mainly to an overall reduction in corporate-owned restaurants. However, the stock price rose as the company’s results generally exceeded the market’s expectations.

During the reporting period, we established new long holdings in Beacon Roofing Supply; brewer Molson Coors Brewing Co.; real estate management and development company Jones Lang LaSalle; commercial bank Regions Financial Corp.; Alphabet, the parent company of Google; oil and gas company ConocoPhillips; and tool-maker Snap-on. Conversely, we exited the Fund’s long positions in defense contractor Lockheed Martin; medical technology products manufacturer Teleflex; Bank of the Ozarks; industrial machinery manufacturer Deere & Co.; energy services provider Core Laboratories; and industrial and roller bearings manufacturer RBC Bearings.

We did not initiate or exit any positions within the short segment of the Fund over the reporting period. We increased the short exposures to Chipotle Mexican Grill; Wendy’s Co.; multi-lines insurer Allstate Corp.; software services provider CA Inc.; household products maker The Clorox Co.; technology company International Business Machines (IBM); and truck manufacturer Paccar. We trimmed the short position in specialty retailer Tractor Supply Co.

We believe that the prospects for the U.S. equity market remain positive, though first-quarter GDP growth was sluggish, and we expect growth to remain somewhat tepid throughout 2017. We believe that economic growth will accelerate into 2018, driven by healthy employment growth and firmer wage increases. Uncertainties over the government policy outlook persist. Promised tax cuts and business deregulation could unleash firms’ “animal spirits,” stimulating activity. However, trade protectionism and anti-immigration policies pose downside risks to the outlook. We are comforted by the fact that corporate fundamentals remain reasonably strong in terms of revenue growth, margin stability, and cash-flow generation, in our opinion. Equity valuations remain elevated on standard metrics – supported in part by a combination of implied tax cuts, economic acceleration and low discount rates. As of the end of the reporting period, small-cap stocks were trading at a premium of under 10% relative to their large-cap counterparts based on forward price/earnings (P/E) ratios,2 broadly in line with the median premium since 1985, and below the 30% premium that was seen in 2011.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2	The price/earnings ratio measures a company’s current share price relative to its earnings per share.

2017 Semi-Annual Report	23

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	4.29%		3.81%		2.74%	2.00%
	w/SC2	(1.74%	)	(2.16%	)	1.52%	1.39%
Class C	w/o SC	3.99%		3.15%		2.08%	1.31%
	w/SC3	3.17%		2.34%		2.08%	1.31%
Class R4	w/o SC	4.21%		3.46%		2.33%	1.65%
Institutional Service Class[4,5]	w/o SC	4.43%		3.96%		2.85%	1.90%
Institutional Class[4]	w/o SC	4.46%		4.12%		3.08%	2.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Class C. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of differences in expenses of the two classes.

24	Semi-Annual Report 2017

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization. The Citigroup 3-Month Treasury Bill Index measures return equivalents of yield averages. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill month-end rates. The index is not marked to market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	97.1%
Short-Term Investment	2.0%
Other Assets in Excess of Liabilities	0.9%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors of Long Positions
Information Technology	19.6%
Consumer Staples	14.8%
Financials	14.3%
Industrials	14.2%
Consumer Discretionary	10.1%
Health Care	8.2%
Materials	7.1%
Energy	6.7%
Real Estate	2.1%
Other	2.9%
100.0%

Top Holdings of Long Positions*
Visa, Inc., Class A	3.7%
Oracle Corp.	3.6%
Intercontinental Exchange, Inc.	3.0%
Molson Coors Brewing Co., Class B	3.0%
Texas Instruments, Inc.	3.0%
Praxair, Inc.	2.9%
Charles Schwab Corp. (The)	2.7%
Philip Morris International, Inc.	2.7%
Comcast Corp., Class A	2.7%
Manhattan Associates, Inc.	2.6%
Other	70.1%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Short Positions
Asset Allocation
Common Stocks	54.8%
Exchange Traded Funds	2.8%
Other Assets in Excess of Liabilities	42.4%
100.0%

2017 Semi-Annual Report	25

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Top Sectors of Short Positions
Consumer Discretionary	18.2%
Financials	10.0%
Consumer Staples	9.7%
Industrials	7.5%
Information Technology	5.9%
Health Care	3.5%
Other	45.2%
100.0%

Top Holdings of Short Positions
State Street Corp.	3.5%
Agilent Technologies, Inc.	3.5%
CA, Inc.	3.5%
FactSet Research Systems, Inc.	3.4%
Clorox Co.	3.3%
Deluxe Corp.	3.2%
Chipotle Mexican Grill, Inc.	3.1%
Allstate Corp. (The)	3.1%
Wendy’s Co.	3.0%
Priceline Group, Inc. (The)	2.9%
Other	67.5%
100.0%

26	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (97.1%)
Consumer Discretionary (10.1%)
BorgWarner, Inc.	17,117	$723,707
Comcast Corp., Class A	19,799	775,923
PVH Corp.	7,138	721,152
TJX Cos., Inc. (The)	9,402	739,373
		2,960,155
Consumer Staples (14.8%)
Casey’s General Stores, Inc.	6,495	727,895
Costco Wholesale Corp.	2,496	443,090
CVS Health Corp.	8,821	727,203
Estee Lauder Cos., Inc. (The), Class A	8,671	755,591
Molson Coors Brewing Co., Class B	9,268	888,708
Philip Morris International, Inc.	7,217	799,932
		4,342,419
Energy (6.7%)
ConocoPhillips	12,275	588,095
EOG Resources, Inc.	8,371	774,318
Schlumberger Ltd.	8,346	605,836
		1,968,249
Financials (14.3%)
American International Group, Inc.	12,508	761,862
Charles Schwab Corp. (The)	20,691	803,845
Intercontinental Exchange, Inc.	14,767	888,974
M&T Bank Corp.	4,799	745,813
Moody’s Corp.	4,335	512,917
Regions Financial Corp.	34,108	468,985
		4,182,396
Health Care (8.2%)
Baxter International, Inc.	11,174	622,168
Gilead Sciences, Inc.	8,962	614,345
Globus Medical, Inc., Class A (a)	19,122	579,970
PAREXEL International Corp. (a)	9,403	600,194
		2,416,677
Industrials (14.2%)
Beacon Roofing Supply, Inc. (a)	14,623	724,862
Canadian National Railway Co.	7,662	553,886
Equifax, Inc.	4,337	586,840
Ritchie Bros Auctioneers, Inc.	17,725	580,671
Rockwell Automation, Inc.	3,839	604,067
Snap-on, Inc.	3,372	564,911
Verisk Analytics, Inc., Class A (a)	6,714	555,986
		4,171,223
Information Technology (19.6%)
Alliance Data Systems Corp.	2,277	568,408
Alphabet, Inc., Class A (a)	674	623,126
Cognizant Technology Solutions Corp., Class A (a)	12,861	774,618
Manhattan Associates, Inc. (a)	16,593	774,727
Oracle Corp.	23,274	1,046,399
Texas Instruments, Inc.	11,218	888,241
Visa, Inc., Class A	11,800	1,076,396
		5,751,915
Materials (7.1%)
Ecolab, Inc.	3,545	457,624
Praxair, Inc.	6,915	864,237
Sensient Technologies Corp.	9,326	762,867
		2,084,728
Real Estate (2.1%)
Jones Lang LaSalle, Inc.	5,285	607,035
Total Common Stocks — Long Positions		28,484,797
SHORT-TERM INVESTMENT (2.0%)
State Street Institutional U.S. Government Money Market Fund (b)	581,394	581,394
Total Short-Term Investment		581,394
Total Investments (Cost $24,140,072) (c)—99.1%		29,066,191

Other Assets in Excess of Liabilities—0.9%		275,003
Net Assets—100.0%		$29,341,194
COMMON STOCKS — SHORT POSITIONS (54.8%)
Consumer Discretionary (18.2%)
Chipotle Mexican Grill, Inc. (a)	1,909	905,763
Gap, Inc.	24,929	653,140
Garmin Ltd.	13,117	666,868
McDonald’s Corp.	5,011	701,189
Priceline Group, Inc. (The) (a)	464	856,925
Tractor Supply Co.	10,857	672,157
Wendy’s Co.	60,351	889,574
		5,345,616
Consumer Staples (9.7%)
B&G Foods, Inc.	16,745	703,290
Clorox Co.	7,300	975,937
Dr Pepper Snapple Group, Inc.	8,428	772,426
Whole Foods Market, Inc.	10,703	389,268
		2,840,921
Financials (10.0%)
Allstate Corp. (The)	11,036	897,116
FactSet Research Systems, Inc.	6,092	994,580
State Street Corp.	12,470	1,046,233
		2,937,929
Health Care (3.5%)
Agilent Technologies, Inc.	18,597	1,023,765
Industrials (7.5%)
Deluxe Corp.	13,220	950,650
Fastenal Co.	13,678	611,133
PACCAR, Inc.	9,790	653,287
		2,215,070

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	27

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Information Technology (5.9%)
CA, Inc.	30,893	$1,014,217
International Business Machines Corp.	4,383	702,551
		1,716,768
Total Common Stocks — Short Positions		16,080,069
EXCHANGE TRADED FUNDS — SHORT POSITIONS (2.8%)
Equity Fund (2.8%)
Utilities Select Sector SPDR Fund	15,785	816,085
Total Exchange Traded Funds — Short Positions		816,085
Total Securities Sold Short (Proceeds $14,306,532)—57.6%		$16,896,154

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

28	Semi-Annual Report 2017

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned 10.22% for the six-month period ended April 30, 2017, versus the 12.44% return of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and the 12.06% return of its secondary benchmark, the MSCI All Country (AC) World Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Global Large-Cap Core Funds (comprising 23 funds), as measured by Lipper, Inc., was 11.61% for the period.

Global equities rose during the six-month period ended April 30, 2017. Initial uncertainty over the U.S. presidential election in November 2016 gave way to bullishness after Donald Trump’s surprising victory. Several major global equity market indices reached record highs and the U.S. dollar rallied on speculation over potential fiscal stimulus from the incoming Trump administration. Investors’ risk appetite for emerging markets was also renewed. However, the “Trump trade” tapered somewhat by the end of the reporting period amid concerns that political wrangling would hamstring U.S. policymakers, particularly after the failed bill to reform healthcare and uncertainty over a tax overhaul. Supported by firmer economic data, the U.S. Federal Reserve (Fed) raised its benchmark interest rate twice, in December 2016 and in March 2017. Elsewhere, investor sentiment was buoyed by the European Central Bank’s decision to extend its bond-buying program through 2017, albeit at a smaller magnitude after March. Early in the reporting period, markets were rattled by UK Prime Minister Theresa May’s announcement of a hard deadline to begin formal negotiations for the country to exit the European Union (EU), which sent the sterling tumbling to a 31-year low. Article 501 was triggered near the end of the period. Global markets rallied after independent French presidential election candidate Emmanuel Macron won the first round of voting in April 2017, with far-right Marine Le Pen placing second. Macron subsequently defeated Le Pen in the final round of the election in May 2017.

The Fund’s holding in Japan Tobacco was a key detractor from Fund performance for the reporting period, as the company experienced strong competition from Philip Morris International (which the Fund also holds) with regard to “heat-not-burn” products in Japan. The Fund’s position in over-the-counter consumer goods and specialty pharmaceutical company Perrigo Co. was hampered by earnings guidance revisions and caution over the execution of its restructuring strategy. The holding in UK-based telecommunications company Vodafone weighed on Fund performance as its quarterly results were hampered by impairments against its Indian business as a result of intensifying competition.

Conversely, the Fund’s position in Samsung Electronics performed well despite the arrest of the company’s heir-apparent Lee Jae-Yong, reflecting investors’ confidence in the quality of its management. The company posted its best quarterly earnings in over three years and announced a share buyback totalling 2.3 trillion won (roughly US$2.0 billion). Shares of M&T Bank Corp. rode the extended post-election rally in the broader U.S. financial sector, which rose on speculation that a Trump presidency would be inflationary and lead the Fed to raise its benchmark interest rate further. Market sentiment in the financial sector was also buoyed by hopes of less stringent regulatory oversight. Additionally, M&T Bank Corp. increased its prime lending rate after the Fed’s December rate hike, raising expectations for a boost in interest income. Comcast’s stock price also rose amid the “Trump trade” rally.

We made no major changes to the Fund during the reporting period.

Volatility in global markets remains alarmingly low, in our view, with the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)2 near record lows as of the end of the reporting period. While Emannuel Macron’s victory in the French presidential election has removed a degree of uncertainty, across the Atlantic, the waters remain muddied by the lack of clarity in U.S. President Trump’s policy initiatives. On the economic front, the latest data coming out of the U.S. and Europe have been positive, and Asian exports continue to show signs of improvement. We think that all of this suggests a more concerted revival in economic growth than was earlier hoped. Nonetheless, we feel that investors are still wary of record-high valuations in many parts of the world, with geopolitical risks and oil price uncertainty likely to persist in the near future. Nevertheless, we remain committed to our fundamentals-focused stock-picking approach, building and maintaining a portfolio of companies that we believe can reap rewards over the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s

1	Article 50 contains the procedures to be followed by a country seeking to leave the European Union voluntarily.
2	The CBOE Volatility Index is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

2017 Semi-Annual Report	29

Aberdeen Global Equity Fund (Unaudited) (concluded)

returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

30	Semi-Annual Report 2017

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	10.04%	13.82%	4.16%	1.44%
	w/SC2	3.74%	7.26%	2.93%	0.84%
Class C	w/o SC	9.71%	13.10%	3.48%	0.76%
	w/SC3	8.71%	12.10%	3.48%	0.76%
Class R4	w/o SC	9.90%	13.53%	3.87%	1.19%
Institutional Service Class[4,5]	w/o SC	10.29%	14.21%	4.55%	1.64%
Institutional Class[4]	w/o SC	10.22%	14.27%	4.52%	1.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Aberdeen Asset Management Asia Limited began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

2017 Semi-Annual Report	31

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index, MSCI All Country World Index (ACWI) and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,648 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,477 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	91.4%
Preferred Stocks	7.1%
Short-Term Investment	1.1%
Other Assets in Excess of Liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	18.2%
Information Technology	17.9%
Health Care	13.4%
Financials	13.3%
Industrials	9.3%
Materials	7.1%
Energy	6.6%
Consumer Discretionary	5.7%
Real Estate	3.6%
Telecommunication Services	3.4%
Other	1.5%
100.0%

32	Semi-Annual Report 2017

Aberdeen Global Equity Fund (Unaudited) (concluded)

Top Holdings*
Roche Holding AG	3.8%
Novartis AG	3.6%
Visa, Inc., Class A	3.2%
Shin-Etsu Chemical Co. Ltd.	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.1%
EOG Resources, Inc.	2.8%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	2.6%
Oracle Corp.	2.6%
Japan Tobacco, Inc.	2.4%
M&T Bank Corp.	2.4%
Other	70.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	32.5%
United Kingdom	13.9%
Japan	10.1%
Switzerland	9.4%
Hong Kong	5.8%
Germany	4.2%
India	3.5%
Taiwan	3.1%
Republic of South Korea	2.6%
Brazil	2.3%
Other	12.6%
100.0%

2017 Semi-Annual Report	33

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.4%)
CANADA (1.3%)
Materials (1.3%)
Potash Corp. of Saskatchewan, Inc.	78,700	$1,327,185
GERMANY (2.0%)
Health Care (2.0%)
Fresenius Medical Care AG & Co. KGaA (a)	23,500	2,086,077
HONG KONG (5.8%)
Financials (2.2%)
AIA Group Ltd. (a)	326,700	2,261,233
Industrials (2.7%)
Jardine Matheson Holdings Ltd. (a)	26,600	1,711,786
MTR Corp. Ltd. (a)	196,500	1,130,498
		2,842,284
Real Estate (0.9%)
Swire Pacific Ltd., Class A (a)	98,800	952,713
		6,056,230
INDIA (3.5%)
Consumer Staples (1.7%)
ITC Ltd. (a)	421,150	1,817,144
Financials (1.8%)
Housing Development Finance Corp. Ltd. (a)	77,600	1,852,517
		3,669,661
ISRAEL (2.0%)
Information Technology (2.0%)
Check Point Software Technologies Ltd. (b)	19,900	2,069,799
ITALY (1.3%)
Energy (1.3%)
Tenaris SA, ADR	41,800	1,305,414
JAPAN (10.1%)
Consumer Staples (2.4%)
Japan Tobacco, Inc. (a)	76,200	2,535,611
Industrials (1.6%)
FANUC Corp. (a)	8,210	1,671,524
Information Technology (1.5%)
Keyence Corp. (a)	3,800	1,527,653
Materials (3.1%)
Shin-Etsu Chemical Co. Ltd. (a)	37,200	3,233,336
Real Estate (1.5%)
Daito Trust Construction Co. Ltd. (a)	10,800	1,589,253
		10,557,377
MEXICO (2.1%)
Consumer Staples (2.1%)
Fomento Economico Mexicano SAB de CV, ADR	24,800	2,232,992
SINGAPORE (1.2%)
Real Estate (1.2%)
City Developments Ltd. (a)	165,200	1,274,807
SOUTH AFRICA (1.0%)
Telecommunication Services (1.0%)
MTN Group Ltd. (a)	105,800	1,000,584
SWEDEN (1.7%)
Industrials (1.7%)
Atlas Copco AB, A Shares (a)	46,700	1,744,481
SWITZERLAND (9.4%)
Consumer Staples (2.0%)
Nestle SA (a)	27,500	2,118,063
Health Care (7.4%)
Novartis AG (a)	48,200	3,710,680
Roche Holding AG (a)	15,100	3,951,131
		7,661,811
		9,779,874
TAIWAN (3.1%)
Information Technology (3.1%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	96,800	3,201,176
THAILAND (1.6%)
Financials (1.6%)
Kasikornbank PCL (a)	303,200	1,620,040
UNITED KINGDOM (13.9%)
Consumer Discretionary (2.2%)
Whitbread PLC (a)	44,651	2,332,884
Consumer Staples (2.3%)
British American Tobacco PLC (a)	34,700	2,344,446
Energy (1.3%)
Royal Dutch Shell PLC, B Shares (a)	51,700	1,375,580
Financials (1.6%)
Standard Chartered PLC (a)(b)	173,430	1,620,772
Industrials (3.3%)
Experian PLC (a)	77,200	1,660,785
Rolls-Royce Holdings PLC (b)	12,135,817	15,718
Rolls-Royce Holdings PLC (a)(b)	170,927	1,796,700
		3,473,203
Materials (0.8%)
BHP Billiton PLC (a)	56,700	864,402
Telecommunication Services (2.4%)
Vodafone Group PLC (a)	961,900	2,477,508
		14,488,795

See accompanying Notes to Financial Statements.

34	Semi-Annual Report 2017

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
UNITED STATES (31.4%)
Consumer Discretionary (3.5%)
Comcast Corp., Class A	56,000	$2,194,640
TJX Cos., Inc. (The)	18,800	1,478,432
		3,673,072
Consumer Staples (5.5%)
CVS Health Corp.	25,250	2,081,610
PepsiCo, Inc.	19,150	2,169,312
Philip Morris International, Inc.	13,400	1,485,256
		5,736,178
Energy (4.0%)
EOG Resources, Inc.	31,700	2,932,250
Schlumberger Ltd.	17,100	1,241,289
		4,173,539
Financials (3.8%)
Intercontinental Exchange, Inc.	24,700	1,486,940
M&T Bank Corp.	16,000	2,486,560
		3,973,500
Health Care (4.0%)
Johnson & Johnson	16,900	2,086,643
Perrigo Co. PLC	27,550	2,037,047
		4,123,690
Information Technology (8.7%)
Amdocs Ltd.	24,200	1,482,008
Cognizant Technology Solutions Corp., Class A (b)	25,600	1,541,888
Oracle Corp.	60,100	2,702,096
Visa, Inc., Class A	35,900	3,274,798
		9,000,790
Materials (1.9%)
Praxair, Inc.	15,800	1,974,684
		32,655,453
Total Common Stocks		95,069,945
PREFERRED STOCKS (7.1%)
BRAZIL (2.3%)
Financials (2.3%)
Banco Bradesco SA, ADR, Preferred Shares	227,810	2,403,395
GERMANY (2.2%)
Consumer Staples (2.2%)
Henkel AG & Co. KGaA, Preferred Shares (a)	16,500	2,245,050
REPUBLIC OF SOUTH KOREA (2.6%)
Information Technology (2.6%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3,600	2,757,600
Total Preferred Stocks		7,406,045
SHORT-TERM INVESTMENT (1.1%)
UNITED STATES (1.1%)
State Street Institutional U.S. Government Money Market Fund (c)	1,113,893	1,113,893
Total Short-Term Investment		1,113,893
Total Investments (Cost $94,277,476) (d)—99.6%		103,589,883

Other Assets in Excess of Liabilities—0.4%		398,050
Net Assets—100.0%		$103,987,933

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	35

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Institutional Class shares net of fees) returned 10.48% for the six-month period ended April 30, 2017, versus the 10.62% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Core Funds (comprising 48 funds), as measured by Lipper, Inc., was 10.92% for the period.

Global equities rose during the six-month period ended April 30, 2017. Initial uncertainty over the U.S. presidential election in November 2016 gave way to bullishness after Donald Trump’s surprising victory. Several major global equity market indices reached record highs and the U.S. dollar rallied on speculation over potential fiscal stimulus from the incoming Trump administration. Investors’ risk appetite for emerging markets was also renewed. However, the “Trump trade” tapered somewhat by the end of the reporting period amid concerns that political wrangling would hamstring U.S. policymakers, particularly after the failed bill to reform healthcare and uncertainty over a tax overhaul. Supported by firmer economic data, the U.S. Federal Reserve (Fed) raised its benchmark interest rate twice, in December 2016 and in March 2017. Elsewhere, investor sentiment was buoyed by the European Central Bank’s decision to extend its bond-buying program through 2017, albeit at a smaller magnitude after March. Early in the reporting period, markets were rattled by UK Prime Minister Theresa May’s announcement of a hard deadline to begin formal negotiations for the country to exit the European Union (EU), which sent the sterling tumbling to a 31-year low. Article 501 was triggered near the end of the period. Global markets rallied after independent French presidential election candidate Emmanuel Macron won the first round of voting in April 2017, with far-right Marine Le Pen placing second. Macron subsequently defeated Le Pen in the final round of the election in May 2017.

Among the Fund’s individual holdings, Samsung Electronics was a key contributor to performance for the reporting period. Shares of the company performed well despite the arrest of corporate heir-apparent Lee Jae-Yong, which we feel reflects investors’ confidence in the quality of its management. The company posted its best quarterly earnings in over three years for the fourth quarter of its 2016 fiscal year, and announced a share buyback totalling 2.3 trillion won (roughly US$2.0 billion). The holding in Prudential also bolstered Fund performance as the UK-based insurer delivered healthy growth in its Asian business and is also a beneficiary of rising global interest rates. Finally, shares of Check Point Software Technologies moved higher after the company’s profits for the fourth quarter of its 2016 fiscal year generally exceeded the market’s expectations, as recurring revenues rose due to an increase in subscription sales.

Conversely, the Fund’s position in Japan Tobacco was a notable detractor from performance, as the company was hampered by strong competition from Philip Morris International (which the Fund does not hold) with regard to “heat-not-burn” products in Japan. Daito Trust Construction’s shares fell on investors’ concerns about the company’s earnings release for the third quarter of its 2017 fiscal year, due to a trend of declining orders for rental apartments. Shares of soft-drink maker Fomento Economico Mexicano (FEMSA) sold off sharply along with the wider Mexican market, which was bogged down by the “Trump effect” given its extensive trade linkages with its northern neighbor. However, investor sentiment has improved since the start of 2017.

During the reporting period, we initiated a position in Ultrapar, a Brazilian chemicals and fuel distribution company that we believe is well-managed and attractively valued.

Volatility in global markets remains alarmingly low with the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)2 near record lows as of the end of the reporting period. While Emmanuel Macron’s victory in the French presidential election has removed a degree of uncertainty, across the Atlantic, the waters remain muddied by the lack of clarity in U.S. President Trump’s policy initiatives. On the economic front, the latest data coming out of the U.S. and Europe have been positive, and Asian exports continue to show signs of improvement. We think that all of this suggests a more concerted revival in economic growth than was earlier hoped. Nonetheless, we feel that investors are still wary of record-high valuations in many parts of the world, with geopolitical risks and oil price uncertainty likely to persist in the near future. Nevertheless, we remain committed to our fundamentals-focused stock-picking approach, building and maintaining a portfolio of companies that we believe can reap rewards over the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Article 50 contains the procedures to be followed by a country seeking to leave the European Union voluntarily.
2	The CBOE Volatility Index is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

36	Semi-Annual Report 2017

Aberdeen International Equity Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2017 Semi-Annual Report	37

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	10.31%	14.36%	2.32%	1.07%
	w/SC2	4.01%	7.77%	1.12%	0.47%
Class C	w/o SC	10.04%	13.58%	1.62%	0.38%
	w/SC3	9.04%	12.58%	1.62%	0.38%
Class R4	w/o SC	10.18%	14.04%	2.05%	0.83%
Institutional Service Class[4]	w/o SC	10.59%	14.74%	2.55%	1.31%
Institutional Class[4]	w/o SC	10.48%	14.79%	2.66%	1.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Aberdeen Asset Management Asia Limited began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

38	Semi-Annual Report 2017

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex-USA Index and the Consumer Price Index (CPI) over a 10-year period ending April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. With 1,853 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	90.1%
Preferred Stocks	7.6%
Short-Term Investment	1.7%
Other Assets in Excess of Liabilities	0.6%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	16.4%
Health Care	13.7%
Financials	12.7%
Industrials	11.5%
Information Technology	10.5%
Telecommunication Services	9.0%
Materials	6.8%
Consumer Discretionary	6.3%
Energy	5.6%
Real Estate	5.2%
Other	2.3%
100.0%

2017 Semi-Annual Report	39

Aberdeen International Equity Fund (Unaudited) (concluded)

Top Holdings*
Roche Holding AG	4.1%
Novartis AG	4.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Japan Tobacco, Inc.	3.3%
Shin-Etsu Chemical Co. Ltd.	3.1%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.1%
AIA Group Ltd.	2.9%
Whitbread PLC	2.6%
Fomento Economico Mexicano SAB de CV, ADR	2.5%
Nestle SA	2.5%
Other	68.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	21.4%
Japan	13.0%
Switzerland	10.7%
Germany	8.3%
Hong Kong	6.7%
Singapore	4.6%
United States	4.0%
Republic of South Korea	3.5%
Taiwan	3.5%
India	3.3%
Other	21.0%
100.0%

40	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.1%)
AUSTRALIA (1.1%)
Health Care (1.1%)
CSL Ltd. (a)	54,700	$5,424,055
BRAZIL (1.0%)
Energy (1.0%)
Ultrapar Participacoes SA, ADR	231,800	5,141,324
CANADA (2.8%)
Materials (1.3%)
Potash Corp. of Saskatchewan, Inc.	391,000	6,593,766
Telecommunication Services (1.5%)
TELUS Corp.	214,400	7,133,840
		13,727,606
FRANCE (1.5%)
Consumer Staples (1.5%)
L’Oreal SA (a)	37,800	7,527,854
GERMANY (5.9%)
Health Care (4.4%)
Bayer AG (a)	82,300	10,183,231
Fresenius Medical Care AG & Co. KGaA (a)	132,800	11,788,555
		21,971,786
Materials (1.5%)
Linde AG (a)	41,400	7,439,101
		29,410,887
HONG KONG (6.7%)
Financials (2.9%)
AIA Group Ltd. (a)	2,057,900	14,243,621
Industrials (3.0%)
Jardine Matheson Holdings Ltd. (a)	153,400	9,871,730
MTR Corp. Ltd. (a)	852,000	4,901,702
		14,773,432
Real Estate (0.8%)
Swire Pacific Ltd., Class A (a)	431,500	4,160,886
		33,177,939
INDIA (3.3%)
Consumer Staples (1.7%)
ITC Ltd. (a)	1,935,200	8,349,842
Financials (1.6%)
Housing Development Finance Corp. Ltd. (a)	330,900	7,899,459
		16,249,301
ISRAEL (2.4%)
Information Technology (2.4%)
Check Point Software Technologies Ltd. (b)	115,400	12,002,754
ITALY (1.2%)
Energy (1.2%)
Tenaris SA, ADR	186,900	5,836,887
JAPAN (13.0%)
Consumer Discretionary (1.4%)
Shimano, Inc. (a)	45,700	6,994,106
Consumer Staples (3.3%)
Japan Tobacco, Inc. (a)	502,500	16,721,060
Industrials (1.7%)
FANUC Corp. (a)	41,800	8,510,315
Information Technology (1.5%)
Keyence Corp. (a)	18,200	7,316,655
Materials (3.1%)
Shin-Etsu Chemical Co. Ltd. (a)	179,900	15,636,481
Real Estate (2.0%)
Daito Trust Construction Co. Ltd. (a)	66,400	9,770,963
		64,949,580
MEXICO (2.5%)
Consumer Staples (2.5%)
Fomento Economico Mexicano SAB de CV, ADR	140,200	12,623,608
PHILIPPINES (0.8%)
Real Estate (0.8%)
Ayala Land, Inc. (a)	5,597,300	3,955,462
REPUBLIC OF SOUTH KOREA (0.4%)
Consumer Staples (0.4%)
Amorepacific Group (a)	18,262	2,109,853
SINGAPORE (4.6%)
Financials (1.0%)
Oversea-Chinese Banking Corp. Ltd. (a)	706,200	4,946,009
Real Estate (1.6%)
City Developments Ltd. (a)	1,054,000	8,133,452
Telecommunication Services (2.0%)
Singapore Telecommunications Ltd. (a)	3,608,700	9,661,498
		22,740,959
SOUTH AFRICA (1.4%)
Telecommunication Services (1.4%)
MTN Group Ltd. (a)	752,800	7,119,471
SWEDEN (2.1%)
Industrials (2.1%)
Atlas Copco AB, A Shares (a)	284,500	10,627,510
SWITZERLAND (10.7%)
Consumer Staples (2.5%)
Nestle SA (a)	159,000	12,246,253
Health Care (8.2%)
Novartis AG (a)	264,600	20,370,248
Roche Holding AG (a)	78,800	20,619,146
		40,989,394
		53,235,647

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	41

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
TAIWAN (3.5%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,695,000	$17,360,906
THAILAND (1.5%)
Financials (1.5%)
Kasikornbank PCL (a)	1,402,300	7,492,687
UNITED KINGDOM (21.4%)
Consumer Discretionary (2.6%)
Whitbread PLC (a)	247,142	12,912,446
Consumer Staples (2.1%)
British American Tobacco PLC (a)	152,800	10,323,669
Energy (3.4%)
John Wood Group PLC (a)	627,800	6,171,319
Royal Dutch Shell PLC, B Shares (a)	408,200	10,860,961
		17,032,280
Financials (3.6%)
Prudential PLC (a)	450,100	9,989,446
Standard Chartered PLC (a)(b)	839,657	7,846,926
		17,836,372
Industrials (4.7%)
Experian PLC (a)	471,000	10,132,506
Rolls-Royce Holdings PLC (b)	52,256,000	67,682
Rolls-Royce Holdings PLC (a)(b)	736,000	7,736,469
Weir Group PLC (The) (a)	212,000	5,462,236
		23,398,893
Materials (0.9%)
BHP Billiton PLC (a)	307,500	4,687,897
Telecommunication Services (4.1%)
Inmarsat PLC (a)	812,900	8,597,137
Vodafone Group PLC (a)	4,588,700	11,818,838
		20,415,975
		106,607,532
UNITED STATES (2.3%)
Consumer Discretionary (2.3%)
Samsonite International SA (a)	2,934,000	11,302,762
Total Common Stocks		448,624,584
PREFERRED STOCKS (7.6%)
BRAZIL (2.1%)
Financials (2.1%)
Banco Bradesco SA, ADR, Preferred Shares	1,001,540	10,566,247
GERMANY (2.4%)
Consumer Staples (2.4%)
Henkel AG & Co. KGaA, Preferred Shares (a)	87,800	11,946,385
REPUBLIC OF SOUTH KOREA (3.1%)
Information Technology (3.1%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	20,400	15,626,400
Total Preferred Stocks		38,139,032
SHORT-TERM INVESTMENT (1.7%)
UNITED STATES (1.7%)
State Street Institutional U.S. Government Money Market Fund (d)	8,432,443	8,432,443
Total Short-Term Investment		8,432,443
Total Investments (Cost $463,535,946) (e)—99.4%		495,196,059

Other Assets in Excess of Liabilities—0.6%		2,785,477
Net Assets—100.0%		$497,981,536

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

42	Semi-Annual Report 2017

Aberdeen International Small Cap Fund (Unaudited)

The Aberdeen International Small Cap Fund (Institutional Class shares net of fees) returned 8.46% for the six-month period ended April 30, 2017, versus the 11.20% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Small/Mid-Cap Growth Funds (comprising 65 funds), as measured by Lipper, Inc., was 11.33% for the period.

Global small-cap equities rose during the six-month period ended April 30, 2017, but underperformed their large-cap counterparts, as measured by the MSCI World Index, which returned 12.44%. Initial uncertainty over the U.S. presidential election in November 2016 gave way to bullishness after Donald Trump’s surprising victory. Several major global equity market indices reached record highs and the U.S. dollar rallied on speculation over potential fiscal stimulus from the incoming Trump administration. Investors’ risk appetite for emerging markets was also renewed. However, the “Trump trade” tapered somewhat by the end of the reporting period amid concerns that political wrangling would hamstring U.S. policymakers, particularly after the failed bill to reform healthcare and uncertainty over a tax overhaul. Supported by firmer economic data, the U.S. Federal Reserve (Fed) raised its benchmark interest rate twice, in December 2016 and in March 2017. Elsewhere, investor sentiment was buoyed by the European Central Bank’s decision to extend its bond-buying program through 2017, albeit at a smaller magnitude after March. Early in the reporting period, markets were rattled by UK Prime Minister Theresa May’s announcement of a hard deadline to begin formal negotiations for the country to exit the European Union (EU), which sent the sterling tumbling to a 31-year low. Article 501 was triggered near the end of the period. Global markets rallied after independent French presidential election candidate Emmanuel Macron won the first round of voting in April 2017, with far-right Marine Le Pen placing second. Macron subsequently defeated Le Pen in the final round of the election in May 2017.

At the stock level, the Fund’s holding in ARB Corporation detracted from performance for the reporting period. The auto spare-parts manufacturer reported generally positive results for the first half of its 2017 fiscal year, with both sales and underlying earnings growth of 6%. However, the results failed to meet the market’s expectations or to match the company’s robust performance from previous periods. On a positive note, demand for the company’s products remains healthy. Elsewhere, Japan-based healthcare company Sysmex Corp.’s shares fell after its quarterly results included a one-off slowdown in earnings due to the yen’s appreciation and higher expenses despite sales remaining firm on a local-currency basis. Hotel and resort operator Resorttrust was hampered by sustained high development costs for new resorts that have yet to be covered by membership sales. However, we think that sales eventually will catch up, given the wealthy elderly local population which favors such facilities and are the company’s main customers.

Conversely, the Fund’s position in Dechra Pharmaceuticals enhanced Fund performance due to the company’s positive results for the first half of its 2017 fiscal year, which were boosted by a positive announcement about a long-term intellectual property (IP) licensing agreement. UK-based industrial company Rotork was buoyed by the oil price recovery and a general improvement in sentiment for the energy sector as a whole. Finally, industrial equipment manufacturer Dormakaba Holdings benefited from robust sales growth in its first full year following the merger of the former Dorma and Kaba companies in September 2015.

During the reporting period, we exited the Fund’s positions in Asia Satellite Telecom Holdings and Thai power generator Electricity Generating (EGCO) to fund what we believed were better opportunities elsewhere. We initiated a position in BIM, a market-leading Turkish hard discount retailer.

Volatility in global markets remains alarmingly low, in our view, with the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)2 near record lows as of the end of the reporting period. While Emannuel Macron’s victory in the French presidential election has removed a degree of uncertainty, across the Atlantic, the waters remain muddied by the lack of clarity in U.S. President Trump’s policy initiatives. On the economic front, the latest data coming out of the U.S. and Europe have been positive, and Asian exports continue to show signs of improvement. We think that all of this suggests a more concerted revival in economic growth than was earlier hoped. Nonetheless, we feel that investors are still wary of record- high valuations in many parts of the world, with geopolitical risks and oil price uncertainty likely to persist in the near future. Nevertheless, we remain committed to our fundamentals-focused stock-picking approach, building and maintaining a portfolio of companies that we believe can reap rewards over the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Article 50 contains the procedures to be followed by a country seeking to leave the European Union voluntarily.
2	The CBOE Volatility Index is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

2017 Semi-Annual Report	43

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

44	Semi-Annual Report 2017

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	8.31%	13.10%	7.64%	3.38%
	w/SC3	2.10%	6.59%	6.36%	2.77%
Class C	w/o SC	7.91%	12.38%	6.90%	2.65%
	w/SC4	6.91%	11.38%	6.90%	2.65%
Class R5,6	w/o SC	8.11%	12.76%	7.33%	3.10%
Institutional Service Class[5,7]	w/o SC	8.36%	13.20%	7.71%	3.48%
Institutional Class[5,8]	w/o SC	8.46%	13.48%	7.97%	3.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment strategy of the Fund effective February 29, 2016, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns prior to July 20, 2009, are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares prior to July 20, 2009 are based on the previous performance of Adviser Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of the Fund’s Class A shares. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

2017 Semi-Annual Report	45

Aberdeen International Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex-USA Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. With 4,273 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	101.5%
Liabilities in Excess of Other Assets	(1.5)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	21.3%
Consumer Staples	21.0%
Consumer Discretionary	17.8%
Materials	14.3%
Health Care	13.0%
Real Estate	6.5%
Information Technology	3.2%
Financials	2.5%
Energy	1.3%
Telecommunication Services	0.6%
Other	(1.5)%
100.0%

46	Semi-Annual Report 2017

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Top Holdings
Embotelladora Andina SA	3.6%
Dormakaba Holding AG, Class B	3.3%
Ultra Electronics Holdings PLC	3.2%
Samsonite International SA	2.9%
FUCHS PETROLUB SE	2.8%
Castrol (India) Ltd.	2.8%
Barry Callebaut AG	2.8%
Dechra Pharmaceuticals PLC	2.6%
Kerry Logistics Network Ltd.	2.6%
ARB Corp. Ltd.	2.6%
Other	70.8%
100.0%

Top Countries
United Kingdom	24.5%
Japan	9.6%
Brazil	8.6%
Germany	8.3%
Chile	7.4%
Switzerland	7.1%
India	6.9%
Hong Kong	3.2%
United States	2.9%
Australia	2.6%
Other	18.9%
100.0%

2017 Semi-Annual Report	47

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (101.5%)
AUSTRALIA (2.6%)
Consumer Discretionary (2.6%)
ARB Corp. Ltd. (a)	160,000	$1,855,251
BRAZIL (8.6%)
Consumer Discretionary (2.1%)
Arezzo Industria e Comercio SA	142,000	1,507,664
Health Care (2.3%)
Odontoprev SA	465,800	1,680,317
Industrials (1.8%)
Wilson Sons Ltd., BDR	108,869	1,281,094
Real Estate (2.4%)
Iguatemi Empresa de Shopping Centers SA	163,700	1,710,726
		6,179,801
CANADA (1.3%)
Financials (1.3%)
Canadian Western Bank	45,800	900,197
CHILE (7.4%)
Consumer Staples (5.5%)
Embotelladora Andina SA	679,600	2,596,594
Vina Concha y Toro SA	833,900	1,344,426
		3,941,020
Real Estate (1.9%)
Parque Arauco SA	530,000	1,382,643
		5,323,663
GERMANY (8.3%)
Consumer Discretionary (1.6%)
Fielmann AG (a)	14,900	1,139,086
Consumer Staples (1.7%)
KWS Saat SE	3,500	1,244,797
Materials (5.0%)
FUCHS PETROLUB SE	44,700	2,018,515
Symrise AG (a)	22,100	1,547,185
		3,565,700
		5,949,583
HONG KONG (3.2%)
Industrials (2.6%)
Kerry Logistics Network Ltd. (a)	1,322,000	1,861,174
Telecommunication Services (0.6%)
Asia Satellite Telecommunications Holdings Ltd. (b)	342,000	411,102
		2,272,276
INDIA (6.9%)
Consumer Staples (2.1%)
Jyothy Laboratories Ltd. (a)	250,900	1,551,366
Health Care (2.0%)
Sanofi India Ltd.	21,600	1,408,885
Materials (2.8%)
Castrol (India) Ltd. (a)	291,400	1,985,938
		4,946,189
INDONESIA (2.1%)
Consumer Discretionary (2.0%)
Ace Hardware Indonesia Tbk PT (a)	20,628,700	1,447,310
Materials (0.1%)
Indocement Tunggal Prakarsa Tbk PT (a)	61,200	77,683
		1,524,993
ISRAEL (2.0%)
Materials (2.0%)
Frutarom Industries Ltd. (a)	24,700	1,451,890
JAPAN (9.6%)
Consumer Discretionary (2.1%)
Resorttrust, Inc. (a)	87,600	1,507,821
Consumer Staples (2.0%)
Calbee, Inc. (a)	40,700	1,422,931
Health Care (3.9%)
Asahi Intecc Co. Ltd. (a)	34,500	1,533,740
Sysmex Corp. (a)	20,700	1,260,787
		2,794,527
Industrials (1.6%)
Nabtesco Corp. (a)	40,600	1,151,025
		6,876,304
MALAYSIA (1.6%)
Consumer Staples (1.6%)
Carlsberg Brewery Malaysia Bhd	329,100	1,159,924
MEXICO (2.5%)
Industrials (2.5%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	94,900	1,798,262
NEW ZEALAND (1.2%)
Industrials (1.2%)
Auckland International Airport Ltd. (a)	187,000	886,118
SINGAPORE (2.2%)
Health Care (2.2%)
Raffles Medical Group Ltd.	1,595,451	1,598,706
SOUTH AFRICA (2.0%)
Consumer Staples (2.0%)
Clicks Group Ltd. (a)	146,400	1,471,354
SPAIN (2.3%)
Consumer Staples (2.3%)
Viscofan SA (a)	27,700	1,655,677

See accompanying Notes to Financial Statements.

48	Semi-Annual Report 2017

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
SWITZERLAND (7.1%)
Consumer Staples (2.8%)
Barry Callebaut AG (a)(b)	1,440	$1,977,618
Industrials (3.3%)
Dormakaba Holding AG, Class B (a)(b)	2,800	2,399,101
Information Technology (1.0%)
Temenos Group AG (a)(b)	8,700	753,036
		5,129,755
THAILAND (2.2%)
Real Estate (2.2%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (a)(c)	3,226,800	1,567,223
TURKEY (1.0%)
Consumer Staples (1.0%)
BIM Birlesik Magazalar A.S. (a)	46,200	754,666
UNITED KINGDOM (24.5%)
Consumer Discretionary (4.5%)
Dignity PLC	33,500	1,081,692
Fuller Smith & Turner PLC, Class A	81,900	1,074,558
Millennium & Copthorne Hotels PLC (a)	186,300	1,086,949
		3,243,199
Energy (1.3%)
John Wood Group PLC (a)	96,300	946,636
Financials (1.2%)
Rathbone Brothers PLC	29,200	889,144
Health Care (2.6%)
Dechra Pharmaceuticals PLC	85,300	1,867,120
Industrials (8.3%)
Rotork PLC (a)	435,600	1,387,648
Spirax-Sarco Engineering PLC (a)	12,700	855,157
Ultra Electronics Holdings PLC (a)	83,400	2,257,411
Weir Group PLC (The) (a)	55,500	1,429,972
		5,930,188
Information Technology (2.2%)
AVEVA Group PLC (a)	58,700	1,548,508
Materials (4.4%)
Croda International PLC (a)	33,400	1,628,023
Victrex PLC (a)	62,600	1,552,767
		3,180,790
		17,605,585
UNITED STATES (2.9%)
Consumer Discretionary (2.9%)
Samsonite International SA (a)	541,200	2,084,886
Total Common Stocks		72,992,303
Total Investments (Cost $61,965,492) (d)—101.5%		72,992,303

Liabilities in Excess of Other Assets—(1.5)%		(1,101,665)
Net Assets—100.0%		$71,890,638

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	As of April 30, 2017, security is a closed-end fund incorporated in Thailand.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	49

Aberdeen Japanese Equities Fund (Unaudited)

The Aberdeen Japanese Equities Fund (Institutional Class shares net of fees) returned -0.51% for the six-month period ended April 30, 2017, versus the 4.80% return of its benchmark, the Tokyo Stock Price Index (TOPIX), during the same period. For broader comparison, the average return of the Fund’s peer category of Japanese Funds (comprising 31 funds), as measured by Lipper, Inc., was 5.45% for the period.

Japanese equities rose over the six-month period ended April 30, 2017. During this time, the stock market remained subject to both foreign news flow and the Japanese yen’s decline, given the significant export sector and the economy’s reliance on trade. Among the key events that played a role in determining market direction included the unexpected election win by U.S. President Donald Trump and the attendant hopes that he would deliver on his promises. Anxiety over likely policy tightening by the U.S. Federal Reserve, and UK Prime Minister Theresa May’s plan to begin Brexit negotiations by March 2017 initially had a negative impact on market sentiment. However, risk aversion eased as investors grew hopeful that Trump’s surprising U.S. presidential election win in November 2016 would herald a more positive business backdrop. Towards the end of the reporting period, investor sentiment was bolstered by easing geopolitical tensions in the Korean Peninsula and hopes of a positive outcome from the French presidential election. Independent centrist candidate Emmanuel Macron won the first round of voting in the French election in April 2017, with far-right Marine Le Pen placing second. Macron subsequently defeated Le Pen in the final round of the election in early May 2017.

The Bank of Japan (BoJ) left its benchmark interest rate unchanged at -0.1% during the reporting period, and maintained its 80 trillion yen (approximately US$716 billion) asset-purchase program. Corporate earnings dominated news flow and the Japanese economy managed to string together five consecutive quarters of expansion (through the first quarter of 2017) for the first time in over three years. Consumer prices rose for a second consecutive month in March 2017, led by higher oil prices, but wage growth remained sluggish despite unemployment slipping to its lowest level since 1994.

On the political front, Prime Minister Shinzo Abe’s popularity dipped following allegations of impropriety surrounding a questionable land deal, although recent polls suggest he still has solid support.

Fund performance over the reporting period benefited from the holding in specialty chemicals maker Shin-Etsu Chemical Co., as its shares rallied on speculation that demand for its polyvinyl chloride products would improve on potentially higher infrastructure spending in the U.S. Additionally, tighter market conditions raised the prospect of stronger pricing for its semiconductor wafer products. The Fund’s holding in Keyence also bolstered performance as the manufacturing company continued to see healthy demand for its sensor products, buttressed by a sales approach that encompasses on-site consultancy in an effort to provide effective business solutions to customers. Finally, the position in Nippon Paint contributed to Fund performance, as the company benefited from lower raw material costs and saw a recovery in demand in China, its key market.

Detractors from Fund performance for the reporting period included the holding in Japan Tobacco, as its stock price declined amid investors’ concerns that its market share was being eroded by competitors’ new offerings in the rapidly expanding electronic cigarettes segment. Nevertheless, the company retains a significant share of overall cigarette sales in Japan. Additionally, the company is planning to start selling its version of electronic cigarettes across Japan soon. The Fund’s holding in Suruga Bank weighed on performance as its shares fell amid the dimming outlook for an interest-rate hike by the BoJ. Finally, the Fund’s position in KDDI Corp. (KDDI) detracted from Fund performance for the period amid a global sell-off in the telecommunication sector. However, we believe that there have been no fundamental changes in KDDI’s business, such as the competitive environment with other domestic mobile operators.

Regarding portfolio activity over the reporting period, we exited the Fund’s positions in both office devices manufacturer Canon and personal products maker Unicharm Corp. due to our concerns over their deteriorating business prospects. Conversely, we initiated a position in Shionogi, a drug-maker specializing in treatments for infectious diseases such as HIV. We believe that the management is well-focused, and the company is positioned with diversified pipelines for both existing and new drugs, with no expiring patents in the near term.

Looking ahead, we think that investors will be compelled to contemplate the likely impact of a raft of potential issues on trade and the global economy, from the Trump administration’s “America first” stance, to the start of Brexit talks. In our view, Japan seems especially vulnerable to rising U.S. protectionism that may hobble exporters, a sector that comprises a substantial portion of the nation’s economy. Meanwhile, Abenomics1 appears to have stalled. In our view, reforms needed to keep growth sustainable have lost momentum and the labor market, in particular, continues to suffer from structural rigidity. Even though the economy is at full employment, wage growth has been lethargic.

Nonetheless, we remain confident in the Fund’s carefully assembled portfolio of holdings consisting of market leaders that have invested in research and development in a bid to “stay ahead of the pack.” We believe that the Fund’s holdings have well-diversified businesses and are positioned to ride the wave of long-term trends, led by adroit management and considerable financial strength. With investors refocusing on the fundamentals, our approach of seeking what we feel are the strongest companies should benefit the Fund’s performance over the long term, in our opinion.

1	Abenomics, which refers to the economic program of Japanese Prime Minister Shinzo Abe, is based upon “three arrows” of monetary easing, fiscal stimulus and structural reforms.

50	Semi-Annual Report 2017

Aberdeen Japanese Equities Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2017 Semi-Annual Report	51

Aberdeen Japanese Equities Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2017)		Six Month†		1 Yr.	Inception†1
Class A	w/o SC	(0.63%	)	9.94%	6.66%
	w/SC2	(6.33%	)	3.60%	2.30%
Class C	w/o SC	(1.09%	)	9.08%	5.79%
	w/SC3	(2.07%	)	8.08%	5.79%
Class R4	w/o SC	(0.81%	)	9.66%	6.37%
Institutional Service Class[4]	w/o SC	(0.51%	)	10.28%	6.90%
Institutional Class[4]	w/o SC	(0.51%	)	10.17%	6.92%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 30, 2015.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

52	Semi-Annual Report 2017

Aberdeen Japanese Equities Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2017)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Japanese Equities Fund, the Tokyo Stock Price Index (TOPIX) and the Consumer Price Index (CPI) from inception to April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

TOPIX is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. TOPIX shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indexes are unmanaged and have been provided for comparison purposes only.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	94.6%
Short-Term Investment	2.3%
Other Assets in Excess of Liabilities	3.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	21.2%
Consumer Staples	14.0%
Consumer Discretionary	12.7%
Information Technology	12.1%
Health Care	9.3%
Materials	9.2%
Financials	7.4%
Real Estate	4.4%
Telecommunication Services	4.3%
Other	5.4%
100.0%

Top Holdings*
Keyence Corp.	7.2%
Shin-Etsu Chemical Co. Ltd.	6.3%
Japan Tobacco, Inc.	4.8%
Seven & i Holdings Co. Ltd.	4.5%
KDDI Corp.	4.3%
Amada Holdings Co. Ltd.	3.8%
Nabtesco Corp.	3.8%
FANUC Corp.	3.7%
Daikin Industries Ltd.	3.5%
Sysmex Corp.	3.3%
Other	54.8%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	94.6%
United States	2.3%
Other	3.1%
100.0%

2017 Semi-Annual Report	53

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Japanese Equities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.6%) (a)
JAPAN (94.6%)
Consumer Discretionary (12.7%)
Asics Corp.	900	$15,929
Denso Corp.	400	17,263
Honda Motor Co. Ltd.	800	23,285
Rinnai Corp.	200	16,632
Sekisui House Ltd.	600	9,967
Shimano, Inc.	100	15,304
Toyota Motor Corp.	600	32,472
USS Co. Ltd.	600	10,614
		141,466
Consumer Staples (14.0%)
Calbee, Inc.	600	20,977
Japan Tobacco, Inc.	1,600	53,241
Pigeon Corp.	1,000	31,006
Seven & i Holdings Co. Ltd.	1,200	50,681
		155,905
Financials (7.4%)
AEON Financial Service Co. Ltd.	1,100	21,140
Concordia Financial Group Ltd.	3,100	14,259
Japan Exchange Group, Inc.	1,400	19,630
Suruga Bank Ltd.	1,300	27,179
		82,208
Health Care (9.3%)
Astellas Pharma, Inc.	1,600	21,099
Chugai Pharmaceutical Co. Ltd.	1,000	35,534
Shionogi & Co. Ltd.	200	10,300
Sysmex Corp.	600	36,545
		103,478
Industrials (21.2%)
Amada Holdings Co. Ltd.	3,600	42,802
Daikin Industries Ltd.	400	38,889
East Japan Railway Co.	400	35,897
FANUC Corp.	200	40,719
Makita Corp.	1,000	35,680
Nabtesco Corp.	1,500	42,526
		236,513
Information Technology (12.1%)
Keyence Corp.	200	80,403
SCSK Corp.	500	20,129
Yahoo Japan Corp.	8,000	34,265
		134,797
Materials (9.2%)
Kansai Paint Co. Ltd.	600	13,282
Nippon Paint Holdings Co. Ltd.	500	19,179
Shin-Etsu Chemical Co. Ltd.	800	69,534
		101,995
Real Estate (4.4%)
Daito Trust Construction Co. Ltd.	200	29,430
Mitsubishi Estate Co. Ltd.	1,000	19,148
		48,578
Telecommunication Services (4.3%)
KDDI Corp.	1,800	47,725
		1,052,665
Total Common Stocks		1,052,665
SHORT-TERM INVESTMENT (2.3%)
UNITED STATES (2.3%)
State Street Institutional U.S. Government Money Market Fund (b)	26,273	26,273
Total Short-Term Investment		26,273
Total Investments (Cost $1,001,816) (c)—96.9%		1,078,938

Other Assets in Excess of Liabilities—3.1%		34,004
Net Assets—100.0%		$1,112,942

(a)	All securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

54	Semi-Annual Report 2017

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

The Aberdeen U.S. Mid Cap Equity Fund (Institutional Class shares net of fees) returned 14.36% for the six-month period ended April 30, 2017, versus 12.94% for its benchmark, the Russell Midcap Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Mid-Cap Core Funds (consisting of 155 funds), as measured by Lipper, Inc., was 13.49% for the period.

U.S. equities recorded robust gains for the six-month period ended April 30, 2017, driven both by positive fundamental results as well as proposed changes in policy by the new administration of U.S. President Donald Trump. While equity markets have been somewhat less exuberant in recent months, companies have reported overall good results and generally upbeat outlooks. The strength of earnings has been enough to support stocks across the market capitalization range. U.S. mid-cap stocks, as measured by the Russell Midcap Index, returned 12.94% for the reporting period, but underperformed the 13.32% and 18.37% returns of their large- and small-cap counterparts, as represented by the broader-market Standard & Poor’s (S&P) 500 Index and the Russell 2000 Index, respectively. For the five-year period ended April 30, 2017, the Russell Midcap Index posted an average annual gain of 13.34%, outperforming the Russell 2000 Index, which rose 12.95% annually, while slightly lagging the 13.68% annualized return of the S&P 500 Index for the same period. The Russell Midcap Index rose 7.62% annually for the 10-year period ended April 30, 2017, modestly outperforming the respective 7.05% and 7.15% annualized returns of the Russell 2000 and S&P 500 indices. All 11 sectors within the Russell Midcap Index garnered positive returns for the reporting period, led by financials, healthcare and information technology. Conversely, the energy, consumer staples and telecommunication services sectors posted more modest gains over the period and were the most notable market laggards.

At the beginning of the reporting period, the unexpected U.S. presidential election results led to a sharp rise in stock market valuations. President Trump had campaigned on a populist, laissez-faire and protectionist platform and had promised to “undo” the policies of the administration of former President Barack Obama, if elected. Among the major campaign promises that brought back the “animal spirits” in the U.S. equity market were pro-business items such as less regulation for financial institutions, corporate tax reform and a massive stimulus package. The market also saw a sell-off of shares of some companies that would have been hurt by the protectionist stance, including transportation companies that moved goods between the U.S. and Canada or Mexico should the U.S. withdraw from the North American Free Trade Agreement (NAFTA), and healthcare companies that might be hampered by the joint effort of the Trump administration and the Republican-controlled U.S. Congress to “repeal and replace” the Affordable Care Act (ACA). However, despite a slew of executive orders and a threat to withdraw from existing trade agreements, the administration encountered obstacles to fulfillment of its campaign promises. We think that wide ideological divides within the Republican party may ultimately derail the efforts to “repeal and replace” the ACA. Other mounting challenges include the ongoing investigation into alleged ties between the Trump campaign’s staff and the Russian government.

U.S. economic news was mixed over the reporting period:

•

As widely anticipated, the U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points in two increments in December 2016 and March 2017, and indicated that it would stay on course for two more rate increases in 2017, as inflation and employment, its dual economic mandates, are both within its targeted ranges.

•

Gross domestic product (GDP) rose 1.2% for the first quarter of 2017, down from the 2.1% rate posted in the fourth quarter of 2016, as declines in private inventory investment and consumer spending offset increases in exports and nonresidential fixed investment.

•	The U.S. economy added an average of 149,000 jobs per month over the reporting period, down from the 163,000 average monthly increase for the same time frame a year earlier.

•

The unemployment rate dipped 0.2 percentage point over the reporting period to 4.4% – its lowest level in nearly 10 years – and average hourly earnings were up 2.5% year-over-year as of the end of April.

The Fund’s outperformance relative to its benchmark, the Russell Midcap Index, for the reporting period was attributable primarily to stock selection in healthcare and consumer discretionary sectors. The primary contributors to performance among individual holdings were medical technology products manufacturer Teleflex, diversified financial services company M&T Bank Corp., and industrial automation company Rockwell Automation.

Teleflex saw healthy revenue growth for the fourth quarter of its 2016 fiscal year compared to the same period a year earlier. The company’s results were bolstered by sales of both new and existing products, as well as an increase in operating margin. Additionally, management issued an upbeat earnings outlook for the 2017 fiscal year. M&T Bank Corp.’s quarterly results during the period were bolstered by notable year-over-year increases in net interest margin and fee income. The company also raised its quarterly dividend payment by 7% following the release of its earnings report for the first quarter of its 2017 fiscal year in April. Many interest rate-sensitive bank stocks rallied following the U.S. presidential election as the market adjusted to the outlook for higher earnings on the back of rising interest rates. The financials sector within the Russell Midcap Index gained 14% during the reporting period. Rockwell Automation posted mixed results for the fourth quarter of its 2016 fiscal year. While the company saw overall year-over-year declines in revenue and earnings per share (EPS), there was organic growth in its Architecture & Software segment, and some heavy industry markets appear to be stabilizing, in our opinion.

Conversely, stock selection in the industrials and materials sectors weighed on Fund performance for the reporting period. The largest individual stock detractors from performance included brewer Molson Coors Brewing Co., specialty apparel retailer PVH corp., and logistics software provider Manhattan Associates.

2017 Semi-Annual Report	55

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

Molson Coors posted relatively mixed quarterly results over the reporting period. Sales of the company’s Coors Light beer increased and both this product and its Miller Lite beer brand gained market share in the premium light beer market segment. However, these positive factors were offset by a decline in sales of Molson Coors’ U.S. craft beer brands to retailers and wholesalers, as well as weakness in its Canadian and European business. PVH Corp.’s results for the third quarter of its 2017 fiscal year were bolstered by strength in its Calvin Klein- and Tommy Hilfiger-branded merchandise. Despite posting strong results the shares along with the rest of the apparel and retail industry on another disappointing U.S. holiday season. Shares of Manhattan Associates, a provider of logistics software for omni-channel retailing,1 declined as its first-quarter 2017 results did not meet the market’s expectations. Management noted that while it is seeing some delays in implementation, it expects service revenue growth to return modestly in the second half of 2017. The company attributed the improvement in operating margins to strong license revenue performance, workforce productivity, and expense discipline. Overall, we believe that the management team is operating the business appropriately through a difficult demand environment.

It was a busy reporting period in terms of portfolio activity. We initiated positions in Henry Schein Corp, a distributor of healthcare products and services to dental, animal health and medical practitioners; global home appliance manufacturer Whirlpool Corp.; Beacon Roofing Supply; commercial bank Regions Financial Corp.; industrial fuse-maker Littelfuse; Avery Dennison Corp., a manufacturer of pressure-sensitive and functional materials and labeling solutions for the retail apparel market; and funeral services provider and cemetery operator Service Corporation International.

Conversely, we exited the Fund’s holdings in diversified healthcare company Baxter International; discount apparel retailer Ross Stores; payroll services provider Paychex; and waste management services company Republic Services. We sold the Fund’s shares in technology equipment manufacturer Analog Devices as its market capitalization reached a level that exceeded the Fund’s mid-cap parameters after the company issued stock to purchase Linear Technologies. Additionally, we exited positions in pool supplies distributor Pool Corp as we believed it had a high valuation, and pediatric nutrition company Mead Johnson Nutrition Co due to UK-based health products maker Reckitt Benckiser Group’s pending offer to purchase the company.

We believe that the prospects for the U.S. equity market remain positive, though first-quarter GDP growth was sluggish, and we expect economic growth to remain modest throughout 2017. We believe that economic growth can accelerate into 2018, driven by healthy employment growth and firmer wage increases. Uncertainties over the government policy outlook persist. Promised tax cuts and business deregulation could rekindle firms’ “animal spirits,” stimulating investment and mergers-and-acquisitions activity. However, trade protectionism and anti-immigration policies pose downside risks to the outlook. We are comforted by the fact that corporate fundamentals remain reasonably strong in terms of revenue growth, margin stability, and cash-flow generation, in our opinion. Equity valuations remain elevated on standard metrics – supported in part by a combination of implied tax cuts, economic acceleration and low discount rates.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

56	Semi-Annual Report 2017
1	Omni-channel retailing seeks to provide customers with a seamless shopping experience online from a desktop or mobile device, by telephone, or in “brick-and-mortar” stores.

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2017)		Six Month†	1 Yr.	Inception†,1
Class A	w/o SC	14.25%	16.06%	21.10%
	w/SC2	7.67%	9.36%	15.13%
Class C	w/o SC	13.94%	15.21%	20.25%
	w/SC3	12.94%	14.21%	20.25%
Class R4	w/o SC	14.16%	15.75%	20.83%
Institutional Service Class[4]	w/o SC	14.36%	16.26%	21.39%
Institutional Class[4]	w/o SC	14.36%	16.26%	21.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on February 29, 2016.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2017 Semi-Annual Report	57

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2017)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen U.S. Mid Cap Equity Fund, Russell Midcap® Index and the Consumer Price Index (CPI) from inception to April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	95.1%
Short-Term Investment	3.9%
Other Assets in Excess of Liabilities	1.0%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	19.7%
Information Technology	13.6%
Health Care	12.9%
Consumer Discretionary	11.3%
Financials	10.3%
Consumer Staples	8.9%
Real Estate	6.8%
Materials	5.6%
Utilities	3.8%
Energy	2.2%
Other	4.9%
100.0%

Top Holdings*
Molson Coors Brewing Co., Class B	3.9%
Cerner Corp.	3.3%
BorgWarner, Inc.	3.1%
CBOE Holdings, Inc.	3.0%
Snap-on, Inc.	2.8%
Beacon Roofing Supply, Inc.	2.8%
PVH Corp.	2.8%
Casey’s General Stores, Inc.	2.7%
Verisk Analytics, Inc., Class A	2.6%
CDW Corp.	2.5%
Other	70.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	94.8%
Israel	2.4%
Canada	1.8%
Other	1.0%
100.0%

58	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen U.S. Mid Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.1%)
CANADA (1.8%)
Industrials (1.8%)
Ritchie Bros Auctioneers, Inc.	706	$23,129
ISRAEL (2.4%)
Information Technology (2.4%)
Check Point Software Technologies Ltd. (a)	296	30,787
UNITED STATES (90.9%)
Consumer Discretionary (11.3%)
BorgWarner, Inc.	944	39,912
PVH Corp.	352	35,563
Service Corp. International	596	19,203
Tiffany & Co.	274	25,112
Whirlpool Corp.	138	25,624
		145,414
Consumer Staples (8.9%)
Cal-Maine Foods, Inc. (a)	804	30,351
Casey’s General Stores, Inc.	309	34,630
Molson Coors Brewing Co., Class B	522	50,054
		115,035
Energy (2.2%)
Core Laboratories NV	251	27,816
Financials (10.3%)
Bank of the Ozarks, Inc.	468	22,216
CBOE Holdings, Inc.	463	38,156
M&T Bank Corp.	178	27,663
Moody’s Corp.	163	19,286
Regions Financial Corp.	1,890	25,987
		133,308
Health Care (12.9%)
Cerner Corp. (a)	663	42,930
Globus Medical, Inc., Class A (a)	764	23,172
Henry Schein, Inc. (a)	145	25,201
Mettler-Toledo International, Inc. (a)	41	21,050
PAREXEL International Corp. (a)	393	25,085
Teleflex, Inc.	139	28,758
		166,196
Industrials (17.9%)
Beacon Roofing Supply, Inc. (a)	736	36,483
CH Robinson Worldwide, Inc.	411	29,880
Equifax, Inc.	221	29,903
Kansas City Southern	354	31,885
Rockwell Automation, Inc.	209	32,886
Snap-on, Inc.	218	36,522
Verisk Analytics, Inc., Class A (a)	406	33,621
		231,180
Information Technology (11.2%)
Alliance Data Systems Corp.	119	29,706
CDW Corp.	559	33,031
Genpact Ltd.	1,219	29,768
Littelfuse, Inc.	158	24,356
Manhattan Associates, Inc. (a)	605	28,247
		145,108
Materials (5.6%)
Avery Dennison Corp.	230	19,138
International Flavors & Fragrances, Inc.	221	30,629
Sonoco Products Co.	422	22,075
		71,842
Real Estate (6.8%)
Digital Realty Trust, Inc., REIT	249	28,595
Healthcare Realty Trust, Inc., REIT	808	26,502
Jones Lang LaSalle, Inc.	282	32,391
		87,488
Utilities (3.8%)
American Water Works Co., Inc.	325	25,922
CMS Energy Corp.	518	23,517
		49,439
		1,172,826
Total Common Stocks		1,226,742
SHORT-TERM INVESTMENT (3.9%)
United States (3.9%)
State Street Institutional U.S. Government Money Market Fund (b)	49,919	49,919
Total Short-Term Investment		49,919
Total Investments (Cost $1,120,138) (c)—99.0%		1,276,661

Other Assets in Excess of Liabilities—1.0%		12,947
Net Assets — 100.0%		$1,289,608

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	59

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

The Aberdeen U.S. Multi-Cap Equity Fund (Institutional Class shares net of fees) returned 13.10% for the six-month period ended April 30, 2017, versus the 13.83% return of its benchmark, the Russell 3000 Index, and 13.32% for the broader-market Standard and Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Multi-Cap Core Funds (consisting of 296 funds), as measured by Lipper, Inc., was 13.06% for the period.

U.S. equities recorded robust gains for the six-month period ended April 30, 2017, despite numerous periods of uncertainty surrounding the policies of the new administration of U.S. President Donald Trump. While equity markets have been somewhat less exuberant in recent months, most U.S. companies have reported strong results and generally upbeat outlooks. The strength of earnings has been enough to support stocks across the market capitalization range. U.S. small-cap stocks, as represented by the Russell 2000 Index, climbed 18.37% for the reporting period, outperforming the 13.32% and 12.94% returns of their large- and mid-cap counterparts, as measured by the S&P 500 Index and the Russell Midcap Index, respectively. All 11 sectors within the U.S. extended-market Russell 3000 Index garnered positive returns for the reporting period, led by financials, industrials and information technology. Conversely, the energy, real estate and telecommunication services sectors posted more modest gains over the period and substantially lagged the overall market.

At the beginning of the reporting period, the unexpected U.S. presidential election results led to a sharp rise in stock market valuations. President Trump had campaigned on a populist, laissez-faire and protectionist platform and had promised to “undo” the policies of the administration of former President Barack Obama if elected. Among the major campaign promises that brought back the “animal spirits” in the U.S. equity market were pro-business items such as less regulation for financial institutions, corporate tax reform and a massive stimulus package. The market also saw a sell-off of shares of some companies that would have been hurt by the protectionist stance, including transportation companies that moved goods between the U.S. and Canada or Mexico should the U.S. withdraw from the North American Free Trade Agreement (NAFTA), and healthcare companies that might be hampered by the joint effort of the Trump administration and the Republican-controlled U.S. Congress to “repeal and replace” the Affordable Care Act (ACA). However, despite a slew of executive orders and a threat to withdraw from existing trade agreements, the administration encountered obstacles to fulfillment of its campaign promises. We think that wide ideological divides within the Republican party may ultimately derail the efforts to “repeal and replace” the ACA. Other mounting challenges include the ongoing investigation into alleged ties between the Trump campaign’s staff and the Russian government.

U.S. economic news was mixed over the reporting period:

•

As widely anticipated, the U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points in two increments in December 2016 and March 2017, and indicated that it would stay on course for two more rate increases in 2017, as inflation and employment, its dual economic mandates, are both within its targeted ranges.

•

Gross domestic product (GDP) rose 1.2% for the first quarter of 2017, down from the 2.1% rate posted in the fourth quarter of 2016, as declines in private inventory investment and consumer spending offset increases in exports and nonresidential fixed investment.

•	The U.S. economy added an average of 149,000 jobs per month over the reporting period, down from the 163,000 average monthly increase for the same time frame a year earlier.

•

The unemployment rate dipped 0.2 percentage point over the reporting period to 4.4% – its lowest level in nearly 10 years –and average hourly earnings were up 2.5% year-over-year as of the end of April.

The Fund’s modest underperformance relative to its benchmark, the Russell 3000 Index, for the reporting period was attributable largely to both stock selection and underweight allocations to the consumer discretionary and information technology sectors. The main individual stock detractors from performance included specialty apparel retailer PVH Corp., logistics services provider Manhattan Associates, and convenience store chain operator Casey’s General Stores.

PVH Corp.’s results for the third quarter of its 2017 fiscal year were bolstered by strength in its Calvin Klein- and Tommy Hilfiger-branded merchandise. Despite posting strong results, the shares sold off along with the rest of the apparel and retail industry on another disappointing U.S. holiday season. Shares of Manhattan Associates, a provider of logistics software for omni-channel retailing,1 declined as its first-quarter 2017 results did not meet the market’s expectations. Management noted that while it is seeing some delays in implementation, it expects service revenue growth to return modestly in the second half of 2017. The company attributed the improvement in operating margins to strong license revenue performance, workforce productivity, and expense discipline. Overall, we believe that the management team is operating the business appropriately through a difficult demand environment. Casey’s General Stores saw virtually flat year-over-year revenue growth and a decline in earnings per share (EPS) for the second quarter of its 2017 fiscal year. The company’s results were hampered by lower prices and margins in its retail fuel unit. The company’s other segments continue to grow, albeit at a slower pace relative to that of previous quarters.

Fund performance for the reporting period was bolstered primarily by stock selection in the healthcare and materials sectors, along with an underweight position in the real estate sector relative to the Fund’s benchmark. The largest contributors to performance among individual holdings were Arkansas-based Bank of the Ozarks,

1	Omni-channel retailing seeks to provide customers with a seamless shopping experience online from a desktop or mobile device, by telephone, or in “brick-and-mortar” stores.

60	Semi-Annual Report 2017

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

diversified financial services company M&T Bank Corp., and medical device-maker Globus Medical.

Bank of the Ozarks saw healthy loan and deposit growth and lower loan loss provisions and non-performing assets over the reporting period. M&T Bank Corp.’s quarterly results during the period were bolstered by notable year-over-year increases in net interest margin and fee income. The company also raised its quarterly dividend payment by 7% following the release of its earnings report for the first quarter of its 2017 fiscal year in April. Globus Medical’s stock price moved higher over the reporting period as the company noted that it had stabilized its salesforce turnover issues that were a hindrance in 2016, leading to improved revenue expectations.

Market volatility provided a number of opportunities during the quarter. We initiated holdings in Beacon Roofing Supply; brewer Molson Coors Brewing Co.; real estate management and development company Jones Lang LaSalle; commercial bank Regions Financial Corp.; Alphabet, the parent company of Google; oil and gas company ConocoPhillips; and tool-maker Snap-on.

Conversely, we exited the Fund’s positions in defense contractor Lockheed Martin; medical technology products manufacturer Teleflex; Bank of the Ozarks; industrial machinery manufacturer Deere & Co.; and energy services provider Core Laboratories.

While each of the transactions stands on its own as a company specific decision, we believe that the Fund has a balance that is slightly less dependent on overall macroeconomic performance than it was prior to the election in November.

We believe that the prospects for the U.S. equity market remain positive, though first-quarter GDP growth was sluggish, and we expect growth to remain somewhat tepid throughout 2017. We believe that economic growth will accelerate into 2018, driven by healthy employment growth and firmer wage increases. Uncertainties over the government policy outlook persist. Promised tax cuts and business deregulation could unleash firms’ “animal spirits,” stimulating activity. However, trade protectionism and anti-immigration policies pose downside risks to the outlook. We are comforted by the fact that corporate fundamentals remain reasonably strong in terms of revenue growth, margin stability, and cash-flow generation, in our opinion. Equity valuations remain elevated on standard metrics – supported in part by a combination of implied tax cuts, economic acceleration and low discount rates.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2017 Semi-Annual Report	61

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	12.87%	14.37%	10.07%	5.83%
	w/SC2	6.38%	7.80%	8.79%	5.20%
Class C	w/o SC	12.55%	13.69%	9.28%	5.11%
	w/SC3	11.56%	12.69%	9.28%	5.11%
Class R4	w/o SC	12.69%	13.98%	9.78%	5.64%
Institutional Service Class[4,5]	w/o SC	12.97%	14.59%	10.29%	6.12%
Institutional Class[4]	w/o SC	13.10%	14.81%	10.41%	6.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns from June 23, 2008 to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). In addition, after February 28, 2009, the Predecessor Fund changed its investment style and became diversified. The returns prior to June 23, 2008 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund and Second Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

62	Semi-Annual Report 2017

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	98.5%
Short-Term Investment	1.4%
Other Assets in Excess of Liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Information Technology	19.0%
Consumer Staples	16.0%
Industrials	15.7%
Financials	13.0%
Consumer Discretionary	10.9%
Health Care	8.9%
Materials	6.8%
Energy	6.0%
Real Estate	2.2%
Other	1.5%
100.0%

Top Holdings*
Visa, Inc., Class A	3.8%
Oracle Corp.	3.5%
Praxair, Inc.	3.2%
Intercontinental Exchange, Inc.	3.0%
Molson Coors Brewing Co., Class B	2.9%
PVH Corp.	2.9%
Comcast Corp., Class A	2.9%
Baxter International, Inc.	2.8%
Equifax, Inc.	2.8%
Texas Instruments, Inc.	2.8%
Other	69.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	95.7%
Canada	4.2%
Other	0.1%
100.0%

2017 Semi-Annual Report	63

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.5%)
CANADA (4.2%)
Industrials (4.2%)
Canadian National Railway Co.	105,402	$7,619,510
Ritchie Bros Auctioneers, Inc.	225,521	7,388,068
		15,007,578
UNITED STATES (94.3%)
Consumer Discretionary (10.9%)
BorgWarner, Inc.	221,362	9,359,186
Comcast Corp., Class A	261,754	10,258,139
PVH Corp.	103,762	10,483,075
TJX Cos., Inc. (The)	112,830	8,872,951
		38,973,351
Consumer Staples (16.0%)
Casey’s General Stores, Inc.	79,506	8,910,237
Costco Wholesale Corp.	53,122	9,430,218
CVS Health Corp.	110,503	9,109,867
Estee Lauder Cos., Inc. (The), Class A	112,950	9,842,463
Molson Coors Brewing Co., Class B	110,093	10,556,818
Philip Morris International, Inc.	87,437	9,691,517
		57,541,120
Energy (6.0%)
ConocoPhillips	143,098	6,855,825
EOG Resources, Inc.	84,651	7,830,218
Schlumberger Ltd.	92,695	6,728,730
		21,414,773
Financials (13.0%)
American International Group, Inc.	129,845	7,908,859
Charles Schwab Corp. (The)	221,975	8,623,729
Intercontinental Exchange, Inc.	180,380	10,858,876
M&T Bank Corp.	53,213	8,269,832
Moody’s Corp.	49,157	5,816,256
Regions Financial Corp.	377,107	5,185,221
		46,662,773
Health Care (8.9%)
Baxter International, Inc.	182,033	10,135,597
Gilead Sciences, Inc.	103,150	7,070,933
Globus Medical, Inc., Class A (a)	243,397	7,382,231
PAREXEL International Corp. (a)	114,424	7,303,684
		31,892,445
Industrials (11.5%)
Beacon Roofing Supply, Inc. (a)	180,630	8,953,829
Equifax, Inc.	74,159	10,034,454
Rockwell Automation, Inc.	50,154	7,891,732
Snap-on, Inc.	42,203	7,070,269
Verisk Analytics, Inc., Class A (a)	87,758	7,267,240
		41,217,524
Information Technology (19.0%)
Alliance Data Systems Corp.	27,504	6,865,824
Alphabet, Inc., Class A (a)	8,375	7,742,855
Cognizant Technology Solutions Corp., Class A (a)	150,228	9,048,232
Manhattan Associates, Inc. (a)	176,611	8,245,968
Oracle Corp.	278,572	12,524,597
Texas Instruments, Inc.	125,592	9,944,375
Visa, Inc., Class A	149,384	13,626,808
		67,998,659
Materials (6.8%)
Ecolab, Inc.	42,107	5,435,593
Praxair, Inc.	91,354	11,417,423
Sensient Technologies Corp.	92,672	7,580,569
		24,433,585
Real Estate (2.2%)
Jones Lang LaSalle, Inc.	69,977	8,037,558
		338,171,788
Total Common Stocks		353,179,366
SHORT-TERM INVESTMENT (1.4%)
United States (1.4%)
State Street Institutional U.S. Government Money Market Fund (b)	5,047,133	5,047,133
Total Short-Term Investment		5,047,133
Total Investments (Cost $296,367,698) (c)—99.9%		358,226,499

Other Assets in Excess of Liabilities—0.1%		316,319
Net Assets—100.0%		$358,542,818

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

64	Semi-Annual Report 2017

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

The Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned 14.00% for the six-month period ended April 30, 2017, versus 18.37% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Small-Cap Core Funds (comprising 325 funds), as measured by Lipper, Inc., was 16.62% for the period.

U.S. equities recorded robust gains for the six-month period ended April 30, 2017, despite numerous periods of uncertainty surrounding the policies of the new administration of U.S. President Donald Trump. While equity markets have been somewhat less exuberant in recent months, most U.S. companies have reported strong results and generally upbeat outlooks. The strength of earnings has been enough to support stocks across the market capitalization range. Shares of U.S. small-cap companies, as measured by the Russell 2000 Index, returned 18.37% for the reporting period, significantly outperforming the 13.32% return of their large-cap counterparts, as represented by the broader-market Standard & Poor’s (S&P) 500 Index. All but one of the eleven sectors within the Russell 2000 Index garnered positive returns for the reporting period, led by materials, financials and telecommunication services. Conversely, the energy sector lost ground and was the weakest performer. Additionally, while the consumer staples and real estate sectors recorded positive returns, they significantly lagged the overall market.

At the beginning of the reporting period, the unexpected U.S. presidential election results led to a sharp rise in stock market valuations. President Trump had campaigned on a populist, laissez-faire and protectionist platform and had promised to “undo” the policies of the administration of former President Barack Obama. if elected. Among the major campaign promises that brought back the “animal spirits” in the U.S. equity market were pro-business items such as less regulation for financial institutions, corporate tax reform and a massive stimulus package. The market also saw a sell-off of shares of some companies that would have been hurt by the protectionist stance, including transportation companies that moved goods between the U.S. and Canada or Mexico should the U.S. withdraw from the North American Free Trade Agreement (NAFTA), and healthcare companies that might be hampered by the joint effort of the Trump administration and the Republican-controlled U.S. Congress to “repeal and replace” the Affordable Care Act (ACA). However, despite a slew of executive orders and a threat to withdraw from existing trade agreements, the administration encountered obstacles to fulfillment of its campaign promises. We think that wide ideological divides within the Republican party may ultimately derail the efforts to “repeal and replace” the ACA. Other mounting challenges include the ongoing investigation into alleged ties between the Trump campaign’s staff and the Russian government.

U.S. economic news was mixed over the reporting period:

•

As widely anticipated, the U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points in two increments in December 2016 and March 2017, and indicated that it would stay on course for two more rate increases in 2017, as inflation and employment, its dual economic mandates, are both within its targeted ranges.

•

Gross domestic product (GDP) rose 1.2% for the first quarter of 2017, down from the 2.1% rate posted in the fourth quarter of 2016, as declines in private inventory investment and consumer spending offset increases in exports and nonresidential fixed investment.

•	The U.S. economy added an average of 149,000 jobs per month over the reporting period, down from the 163,000 average monthly increase for the same time frame a year earlier.

•

The unemployment rate dipped 0.2 percentage point over the reporting period to 4.4% – its lowest level in nearly 10 years – and average hourly earnings were up 2.5% year-over-year as of the end of April.

During the reporting period, the Fund’s management team contended with headwinds to its investment style due to the market’s continued focus on lower-quality stocks and more cyclical companies. At various points over the six-month period, we saw the market reward lower-quality/higher-volatility factors – companies with lower returns on equity1 and weaker balance sheets, for example, as well as companies with higher valuation multiples.2 Judging from our experience, we feel that there are discrete periods when the market environment will work against our process of bottom-up fundamental analysis. However, over time, stock selection historically has driven the Fund’s performance. The Fund experiences stock-specific wins and losses in a given month, quarter or year but, when combined with periods in which our investment style faces headwinds or tailwinds, the degree of the Fund’s underperformance or outperformance may be magnified. Towards the end of the period in April 2017, higher-quality factors fared better in the U.S. small-cap equity market than in previous months. Consequently, high return-on-equity, low-leverage companies were the strongest performers for the month.

Specifically, Fund performance over the reporting period was hindered mainly by stock selection in the industrials, materials and consumer discretionary sectors. The largest detractors among individual holdings were retail sporting goods store operator Hibbett Sports, specialty apparel retailer G-III Apparel Group, and oilfield products and services company Forum Energy Technologies.

We exited the Fund’s position in Hibbett Sports in March 2017. While we did not think that the company’s recent results were overly disappointing relative to those of its peers, we believed that the management team was lagging with regard to investing in e-commerce and that competitive pressures were likely to intensify over time. G-III Apparel Group was one of several Fund holdings in the consumer discretionary sector that were adversely affected by the general sales weakness that has plagued many businesses across the retail landscape. Shares of the company, which the Fund has held

1	Return on equity measures the rate of return that the owners of common stock of a company receive on their shareholdings.
2	A valuation multiple is a ratio that combines some measure of a company’s performance and the company’s stock price.

2017 Semi-Annual Report	65

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

since 2011, underperformed those of its peers after management issued a lower earnings outlook for its 2018 fiscal year due to delayed revenue growth for its recently acquired Donna Karan business. While we never want to prove to be inflexible to changes in the landscape, we have communicated with the management team several times–including a discussion following the release of the earnings outlook. We are cognizant of the more challenging backdrop for many retailers. Nonetheless, we think that the acquisition of Donna Karan will help G-III Apparel to create shareholder value over time, and we are willing to be patient as the company integrates the business and works through excess inventory accumulated by the prior owner, which was the main catalyst for the lower revenue outlook. Finally, shares of Forum Energy Technologies declined along with those of its peers over the reporting period amid the weakness in the energy sector. Additionally, the company’s quarterly results over the period were hampered by higher selling, general and administrative (SG&A) expenses, which offset healthy year-over-year revenue growth.

The Fund’s relative performance was bolstered during the reporting period by an underweight allocation to the real estate sector relative to the benchmark Russell 2000 Index, as well as overweight positions in the materials and industrials sectors. The most notable individual stock contributors included Bank of the Ozarks, an Arkansas-based commercial bank, medical device-maker Globus Medical, and industrial and roller bearings manufacturer RBC Bearings.

Bank of the Ozarks saw strong loan growth and higher net interest margins for the first two months of the reporting period. We subsequently exited the Fund’s position in the company in December 2016, as its market capitalization expanded to the extent that it no longer met the Fund’s small-cap investment parameters. Globus Medical’s stock price moved higher over the reporting period as the company noted that it had stabilized its salesforce turnover issues that were a hindrance in 2016, leading to improved revenue expectations. RBC Bearings’ results for the second quarter of its 2017 fiscal year benefited from strength in both its aerospace and industrial segments, which offset a modest decline in its operating margin.

It was a busy reporting period in terms of portfolio activity, as we sold several tenured holdings due to their market capitalizations, while market volatility also provided us with the opportunity to initiate relatively small positions in several new companies, including software services provider Ellie Mae and commercial real estate brokerage firm Marcus & Millichap. We also established a new holding in logistics services provider Manhattan Associates. In our view, the company is positioned for strong product and revenue growth and has benefited from the increasing importance which customers are placing on developing omni-channel marketing3 capabilities. Other new positions over the reporting period included Physicians Realty Trust, a healthcare-focused REIT based in Milwaukee, Wisconsin, San Diego, California-based healthcare staffing firm AMN Healthcare Services, and Oregon-based auto dealer Lithia Motors.

Conversely, in addition to the previously noted sales of the Fund’s holdings in Hibbett Sports and Bank of the Ozarks, we exited the position in automatic test systems manufacturer Teradyne Corp., as its market capitalization increased to a level which no longer met the Fund’s small-cap investment parameters.

We do not actively seek to underweight or overweight sectors, as sector allocation is the result of our bottom-up stock selection. At the end of the reporting period on April 30, 2017, the Fund was most overweight to the industrials and materials sectors relative to the benchmark Russell 2000 Index. The Fund had no exposure to the utilities sector, and the largest underweight positions were in the financials and real estate sectors.

We believe that the prospects for the U.S. equity market remain positive, though first-quarter GDP growth was sluggish, and we expect growth to remain somewhat tepid throughout 2017. We believe that economic growth will accelerate into 2018, driven by healthy employment growth and firmer wage increases. Uncertainties over the government policy outlook persist. Promised tax cuts and business deregulation could unleash firms’ “animal spirits,” stimulating activity. However, trade protectionism and anti-immigration policies pose downside risks to the outlook. We are comforted by the fact that corporate fundamentals remain reasonably strong in terms of revenue growth, margin stability, and cash-flow generation, in our opinion. Equity valuations remain elevated on standard metrics – supported in part by a combination of implied tax cuts, economic acceleration and low discount rates. As of the end of the reporting period, small-cap stocks were trading at a premium of under 10% relative to their large-cap counterparts based on forward price/earnings (P/E) ratios,4 broadly in line with the median premium since 1985, and below the 30% premium in 2011.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

3	Omni-channel marketing seeks to provide customers with a seamless shopping experience online from a desktop or mobile device, by telephone, or in “brick-and-mortar” stores.
4	The price/earnings ratio measures a company’s current share price relative to its earnings per share.

66	Semi-Annual Report 2017

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2017 Semi-Annual Report	67

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	13.86%	16.25%	15.49%	6.32%
	w/SC2	7.32%	9.55%	14.13%	5.69%
Class C	w/o SC	13.46%	15.43%	14.69%	5.59%
	w/SC3	12.46%	14.43%	14.69%	5.59%
Class R4	w/o SC	13.69%	15.91%	15.21%	6.09%
Institutional Service Class[4]	w/o SC	13.99%	16.58%	15.82%	6.66%
Institutional Class[4]	w/o SC	13.96%	16.55%	15.86%	6.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

68	Semi-Annual Report 2017

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Common Stocks	97.9%
Short-Term Investment	1.8%
Other Assets in Excess of Liabilities	0.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	19.6%
Information Technology	16.2%
Financials	14.7%
Consumer Discretionary	12.3%
Health Care	11.2%
Materials	9.6%
Consumer Staples	5.4%
Real Estate	4.0%
Telecommunication Services	3.0%
Energy	1.9%
Other	2.1%
100.0%

2017 Semi-Annual Report	69

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

Top Holdings*
Shenandoah Telecommunications Co.	3.0%
Fair Isaac Corp.	3.0%
Beacon Roofing Supply, Inc.	2.9%
WSFS Financial Corp.	2.8%
Glacier Bancorp, Inc.	2.5%
Univest Corp. of Pennsylvania	2.5%
ExlService Holdings, Inc.	2.4%
Cal-Maine Foods, Inc.	2.4%
Core-Mark Holding Co., Inc.	2.4%
Ritchie Bros Auctioneers, Inc.	2.4%
Other	73.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	95.1%
Canada	4.6%
Other	0.3%
100.0%

70	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.9%)
Canada (4.6%)
Financials (2.2%)
Canadian Western Bank	2,056,715	$40,424,646
Industrials (2.4%)
Ritchie Bros Auctioneers, Inc.	1,330,201	43,577,385
		84,002,031
UNITED STATES (93.3%)
Consumer Discretionary (12.3%)
Core-Mark Holding Co., Inc.	1,264,553	44,284,646
Culp, Inc.	1,012,277	32,494,092
Fox Factory Holding Corp. (a)	1,109,211	33,331,791
G-III Apparel Group Ltd. (a)	1,573,177	37,284,295
La Quinta Holdings, Inc. (a)	2,296,019	32,396,828
LCI Industries	259,823	26,281,096
Lithia Motors, Inc., Class A	210,591	20,121,970
		226,194,718
Consumer Staples (5.4%)
Cal-Maine Foods, Inc. (a)	1,175,859	44,388,677
J&J Snack Foods Corp.	202,735	27,284,076
WD-40 Co.	264,038	27,684,385
		99,357,138
Energy (1.9%)
Forum Energy Technologies, Inc. (a)	2,142,751	36,212,492
Financials (12.5%)
AMERISAFE, Inc.	525,094	30,219,160
Boston Private Financial Holdings, Inc.	2,539,591	39,617,620
Glacier Bancorp, Inc.	1,354,373	45,750,720
Univest Corp. of Pennsylvania	1,506,404	45,644,041
WisdomTree Investments, Inc.	2,182,347	18,222,597
WSFS Financial Corp.	1,081,440	51,043,968
		230,498,106
Health Care (11.2%)
AMN Healthcare Services, Inc. (a)	565,597	23,104,637
Emergent BioSolutions, Inc. (a)	1,289,467	38,567,958
Globus Medical, Inc., Class A (a)	1,208,839	36,664,087
PAREXEL International Corp. (a)	584,371	37,300,401
Prestige Brands Holdings, Inc. (a)	650,841	37,364,782
US Physical Therapy, Inc.	500,979	32,864,222
		205,866,087
Industrials (17.2%)
ABM Industries, Inc.	744,681	32,162,772
Actuant Corp., Class A	1,071,163	29,242,750
Beacon Roofing Supply, Inc. (a)	1,093,354	54,197,558
Curtiss-Wright Corp.	304,479	28,456,607
Gibraltar Industries, Inc. (a)	993,287	38,986,515
Heartland Express, Inc.	1,437,186	28,916,182
Multi-Color Corp.	506,634	38,909,491
RBC Bearings, Inc. (a)	289,488	29,035,646
US Ecology, Inc.	779,536	36,755,123
		316,662,644
Information Technology (16.2%)
Ellie Mae, Inc. (a)	220,132	22,400,632
ExlService Holdings, Inc. (a)	937,163	44,712,046
Fair Isaac Corp.	410,179	55,571,051
Insight Enterprises, Inc. (a)	750,449	31,593,903
Littelfuse, Inc.	279,887	43,144,581
Manhattan Associates, Inc. (a)	545,539	25,471,216
OSI Systems, Inc. (a)	504,952	39,083,285
Pegasystems, Inc.	784,309	35,725,275
		297,701,989
Materials (9.6%)
Compass Minerals International, Inc.	335,290	22,129,140
Kaiser Aluminum Corp.	492,851	41,601,553
Quaker Chemical Corp.	259,546	37,530,352
Sensient Technologies Corp.	526,032	43,029,418
Silgan Holdings, Inc.	524,559	31,798,766
		176,089,229
Real Estate (4.0%)
Healthcare Realty Trust, Inc., REIT	819,374	26,875,467
Marcus & Millichap, Inc. (a)	1,112,283	28,696,902
Physicians Realty Trust, REIT	908,972	17,852,210
		73,424,579
Telecommunication Services (3.0%)
Shenandoah Telecommunications Co.	1,740,733	55,703,456
		1,717,710,438
Total Common Stocks		1,801,712,469
SHORT-TERM INVESTMENT (1.8%)
United States (1.8%)
State Street Institutional U.S. Government Money Market Fund (b)	33,010,229	33,010,229
Total Short-Term Investment		33,010,229
Total Investments (Cost $1,694,668,329) (c)—99.7%		1,834,722,698

Other Assets in Excess of Liabilities—0.3%		5,509,849
Net Assets—100.0%		$1,840,232,547

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	71

Statements of Assets and Liabilities (Unaudited)

April 30, 2017

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund
Assets:
Investments, at value	$10,604,513	$12,422,894	$8,326,733,957	$28,484,797		$102,475,990
Short-term investments, at value	207,879	875,417	212,502,846	581,394		1,113,893

Total investments	10,812,392	13,298,311	8,539,236,803	29,066,191		103,589,883

Cash	–	–	–	17,356,077	*	–
Foreign currency, at value	18,033	49,858	3,069,775	–		27,612
Cash at broker for China A shares	–	1,226	–	–		–
Interest and dividends receivable	27,232	21,567	18,605,570	11,740		225,886
Receivable for capital shares issued	458	3,062	7,537,735	536		93,979
Receivable from Adviser	19,478	11,852	129,752	13,393		5,546
Receivable for investments sold	–	5,376	25,719	–		–
Tax reclaim receivable	–	–	945,413	–		354,606
Receivable for broker related expenses on securities sold short	–	–	–	3,269		–
Other receivables	–	–	–	1,559		–
Prepaid expenses	45,580	36,317	120,022	54,272		53,681

Total assets	10,923,173	13,427,569	8,569,670,789	46,507,037		104,351,193

Liabilities:
Payable for investments purchased	–	145,379	2,826,501	–		15,789
Payable for capital shares redeemed	225	323,586	3,603,000	154,718		102,263
Payable for dividends on securities sold short	–	–	–	18,501		–
Accrued foreign capital gains tax	20,111	–	13,541,692	–		96,807
Securities sold short, at value	–	–	–	16,896,154		–
Accrued expenses and other payables:
Investment advisory fees	8,753	13,165	6,234,724	32,012		76,250
Administration fees	700	843	554,198	2,227		6,778
Sub-transfer agent and administrative services fees	1,075	1,659	334,811	6,508		9,210
Custodian fees	2,468	14	275,101	993		1,917
Fund accounting fees	1,871	1,820	181,357	2,451		3,763
Printing fees	7,061	6,186	98,329	15,865		8,810
Transfer agent fees	13,468	3,563	92,836	8,256		5,225
Distribution fees	226	4,293	83,505	5,263		15,279
Audit fees	20,604	19,612	20,604	21,100		19,612
Legal fees	121	144	86,378	577		918
Other	24,849	190	121,934	1,218		639

Total liabilities	101,532	520,454	28,054,970	17,165,843		363,260

Net Assets	$10,821,641	$12,907,115	$8,541,615,819	$29,341,194		$103,987,933

Cost:
Investments	$9,771,425	$13,015,893	$7,671,237,350	$23,558,678		$93,163,583
Short-term investments	207,879	875,417	212,502,846	581,394		1,113,893
Foreign currency	17,866	50,348	3,058,672	–		27,583

Proceeds:
Securities sold short	$–	$–	$–	$14,306,532		$–

Represented by:
Capital	$212,770,950	$24,968,243	$8,169,626,629	$20,907,357		$106,487,073
Accumulated net investment income/(loss)	(22,108)	(90,843)	8,981,476	(1,479,159)		195,196
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(202,740,292)	(11,376,772)	(278,886,401)	7,576,499		(11,894,591)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	813,091	(593,513)	641,894,115	2,336,497		9,200,255

Net Assets	$10,821,641	$12,907,115	$8,541,615,819	$29,341,194		$103,987,933

Net Assets:
Class A Shares	$817,064	$7,192,602	$189,100,543	$9,357,455		$57,341,039
Class C Shares	73,022	2,699,813	25,298,572	2,645,585		2,750,766
Class R Shares	11,812	1,543,141	62,353,509	2,521,809		3,247,657
Institutional Service Class Shares	1,811,829	647,742	300,300,215	857,062		587,627
Institutional Class Shares	8,107,914	823,817	7,964,562,980	13,959,283		40,060,844

Total	$10,821,641	$12,907,115	$8,541,615,819	$29,341,194		$103,987,933

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the prime broker relating to the open short positions at April 30, 2017.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

72	Semi-Annual Report 2017

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2017

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	69,143	356,247		13,178,888	1,155,057	4,250,924
Class C Shares	6,260	138,752		1,779,862	656,956	216,196
Class R Shares	1,004	77,727		4,376,892	335,899	250,817
Institutional Service Class Shares	152,661	31,935		20,908,481	103,103	42,975
Institutional Class Shares	682,406	40,570		553,938,124	1,643,633	2,962,713

Total	911,474	645,231		594,182,247	3,894,648	7,723,625

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.82	$20.19		$14.35	$8.10	$13.49
Class C Shares (a)	$11.66	$19.46		$14.21	$4.03	$12.72
Class R Shares	$11.76	$19.85		$14.25	$7.51	$12.95
Institutional Service Class Shares	$11.87	$20.28		$14.36	$8.31	$13.67
Institutional Class Shares	$11.88	$20.31	(b)	$14.38	$8.49	$13.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.54	$21.42		$15.23	$8.59	$14.31
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2017 due to financial statement rounding and/or financial statement adjustments.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	73

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2017

	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund
Assets:
Investments, at value	$486,763,616	$72,992,303	$1,052,665	$1,226,742	$353,179,366
Short-term investments, at value	8,432,443	–	26,273	49,919	5,047,133

Total investments	495,196,059	72,992,303	1,078,938	1,276,661	358,226,499

Foreign currency, at value	144,275	–	360	–	–
Interest and dividends receivable	1,889,567	297,038	6,689	202	140,792
Receivable for investments sold	–	113,418	–	10,225	545,618
Receivable for capital shares issued	353,720	82,210	–	–	99,239
Receivable from Adviser	1,166	26,390	10,517	–	19,087
Tax reclaim receivable	2,386,549	19,528	177	–	–
Prepaid expenses	49,143	36,013	43,408	49,644	37,006

Total assets	500,020,479	73,566,900	1,140,089	1,336,732	359,068,241

Liabilities:
Due to custodian	–	3,433	–	–	–
Payable for investments purchased	458,552	59,852	–	13,387	–
Payable for capital shares redeemed	717,331	50,398	–	–	125,713
Accrued foreign capital gains tax	350,317	28,336	–	–	–
Payable for borrowing on line of credit	–	1,375,000	–	–	–
Accrued expenses and other payables:
Investment advisory fees	321,473	75,264	592	13,800	219,443
Audit fees	19,612	20,604	19,002	15,399	19,116
Distribution fees	23,529	12,058	18	19	53,119
Transfer agent fees	27,393	10,203	1,011	1,087	32,477
Printing fees	24,914	12,885	3,473	3,192	20,190
Administration fees	32,147	4,817	73	82	23,407
Sub-transfer agent and administrative services fees	23,258	8,275	–	–	16,066
Fund accounting fees	13,177	3,229	1,492	28	8,829
Custodian fees	13,006	6,053	85	130	977
Legal fees	4,857	585	1,401	–	3,381
Other	9,377	5,270	–	–	2,705

Total liabilities	2,038,943	1,676,262	27,147	47,124	525,423

Net Assets	$497,981,536	$71,890,638	$1,112,942	$1,289,608	$358,542,818

Cost:
Investments	$455,103,503	$61,965,492	$975,543	$1,070,219	$291,320,565
Short-term investments	8,432,443	–	26,273	49,919	5,047,133
Foreign currency	143,407	–	361	–	–

Represented by:
Capital	$590,555,415	$61,588,234	$1,028,331	$1,060,153	$290,948,616
Accumulated net investment income/(loss)	2,181,348	(426,824)	3,508	(213)	415,696
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(125,997,747)	(270,565)	4,000	73,145	5,319,705
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	31,242,520	10,999,793	77,103	156,523	61,858,801

Net Assets	$497,981,536	$71,890,638	$1,112,942	$1,289,608	$358,542,818

Net Assets:
Class A Shares	$45,600,673	$51,857,861	$25,106	$42,395	$237,357,508
Class C Shares	13,739,558	1,260,976	10,836	12,404	5,603,187
Class R Shares	7,548,743	1,415,883	10,914	12,476	306,742
Institutional Service Class Shares	101,478,923	48,012	10,991	12,549	107,736,090
Institutional Class Shares	329,613,639	17,307,906	1,055,095	1,209,784	7,539,291

Total	$497,981,536	$71,890,638	$1,112,942	$1,289,608	$358,542,818

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

74	Semi-Annual Report 2017

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2017

	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,299,596	1,860,340	2,321	3,457	19,512,889
Class C Shares	1,057,175	49,104	1,010	1,018	519,484
Class R Shares	572,204	53,291	1,010	1,019	26,724
Institutional Service Class Shares	7,194,506	1,713	1,014	1,023	8,390,265
Institutional Class Shares	23,286,147	620,189	97,362	98,560	586,027

Total	35,409,628	2,584,637	102,717	105,077	29,035,389

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.82	$27.88	$10.82	$12.26	$12.16
Class C Shares (a)	$13.00	$25.68	$10.73	$12.18	$10.79
Class R Shares	$13.19	$26.57	$10.81	$12.24	$11.48
Institutional Service Class Shares	$14.11	$28.03	$10.84	$12.27	$12.84
Institutional Class Shares	$14.15	$27.91	$10.84	$12.27	$12.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.66	$29.58	$11.48	$13.01	$12.90
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	75

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2017

Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$1,801,712,469
Short-term investments, at value	33,010,229

Total investments	1,834,722,698

Receivable for investments sold	9,889,973
Receivable for capital shares issued	3,911,937
Interest and dividends receivable	506,902
Prepaid expenses	142,398

Total assets	1,849,173,908

Liabilities:
Payable for investments purchased	4,218,056
Payable for capital shares redeemed	3,056,839
Accrued expenses and other payables:
Investment advisory fees	1,203,052
Distribution fees	163,083
Administration fees	119,072
Sub-transfer agent and administrative services fees	51,252
Transfer agent fees	48,485
Printing fees	23,697
Fund accounting fees	20,686
Audit fees	19,116
Legal fees	11,326
Custodian fees	6,697

Total liabilities	8,941,361

Net Assets	$1,840,232,547

Cost:
Investments	$1,661,658,100
Short-term investments	33,010,229

Represented by:
Capital	$1,958,706,118
Accumulated net investment loss	(2,375,272)
Accumulated net realized loss from investments and foreign currency transactions	(256,152,668)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	140,054,369

Net Assets	$1,840,232,547

Net Assets:
Class A Shares	$343,913,148
Class C Shares	104,280,279
Class R Shares	19,924,779
Institutional Service Class Shares	64,681,906
Institutional Class Shares	1,307,432,435

Total	$1,840,232,547

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

76	Semi-Annual Report 2017

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2017

Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,521,110
Class C Shares	3,659,319
Class R Shares	657,387
Institutional Service Class Shares	1,880,832
Institutional Class Shares	38,047,331

Total	54,765,979

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$32.69
Class C Shares (a)	$28.50
Class R Shares	$30.31
Institutional Service Class Shares	$34.39
Institutional Class Shares	$34.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$34.68
Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	77

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2017

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund
INVESTMENT INCOME:
Dividend income	$103,186	$43,108	$75,518,922	$390,203	$1,149,311
Interest income	410	761	400,354	3,655	2,973
Foreign tax withholding	(5,304)	10	(9,290,180)	(3,791)	(83,594)
Other income	–	–	3,668	129	16,876

	98,292	43,879	66,632,764	390,196	1,085,566

EXPENSES:
Investment advisory fees	61,801	79,569	35,144,888	323,832	441,780
Administration fees	4,944	5,092	3,123,990	22,527	39,269
Distribution fees Class A	939	8,592	219,524	13,202	68,905
Distribution fees Class C	315	14,005	117,597	15,266	13,078
Distribution fees Class R	27	3,478	129,363	6,430	7,637
Sub-transfer agent and administrative service fees Institutional Class	2,933	374	1,713,507	20,003	3,530
Sub-transfer agent and administrative service fees Class A	153	3,738	162,822	6,702	34,709
Sub-transfer agent and administrative service fees Class C	25	2,009	20,996	2,526	2,197
Sub-transfer agent and administrative service fees Class R	–	1,170	39,812	2,015	2,621
Sub-transfer agent and administrative service fees Institutional Service Class	530	330	236,587	672	28
Fund accounting fees	3,767	3,726	383,906	3,736	7,805
Transfer agent fees	38,028	13,187	307,004	15,777	27,897
Trustee fees	490	492	292,434	2,332	3,565
Legal fees	433	443	263,913	2,071	3,210
Printing fees	6,310	6,048	128,380	9,585	9,989
Custodian fees	15,377	8,221	2,195,889	11,211	10,149
Registration and filing fees	32,210	33,573	87,978	33,755	33,719
Audit fees	17,604	16,612	17,604	18,100	16,612
Dividend expense for securities sold short	–	–	–	340,012	–
Broker related expenses for securities sold short	–	–	–	47,829	–
Other	21,203	4,077	499,380	6,335	12,546

Total expenses before reimbursed/waived expenses	207,089	204,736	45,085,574	903,918	739,246
Interest expense (Note 10)	562	284	–	3,795	77

Total operating expenses before reimbursed/waived expenses	207,651	205,020	45,085,574	907,713	739,323
Expenses reimbursed	(127,874)	(70,303)	(1,261,502)	(77,561)	(28,137)
Broker related expenses for securities sold short reduced by Adviser	–	–	–	(42,239)	–

Net expenses	79,777	134,717	43,824,072	787,913	711,186

Net Investment Income/(Loss)	18,515	(90,838)	22,808,692	(397,717)	374,380

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $0, $0, $0, $0 and $7,687 capital gains tax, respectively)	(150,800)	(677,240)	(120,841,383)	7,713,220	753,948
Realized gain/(loss) on foreign currency transactions	23,730	505	(1,106,709)	(39)	(8,815)

Net realized gain/(loss) from investments and foreign currency transactions	(127,070)	(676,735)	(121,948,092)	7,713,181	745,133

Net change in unrealized appreciation/(depreciation) on investment transactions (including $9,863, $0, $2,927,087, $0 and $7,451 change in deferred capital gains tax, respectively)	1,473,770	2,002,844	675,937,735	(3,227,336)	8,935,292
Net change in unrealized appreciation/(depreciation) on securities sold short	–	–	–	(1,477,949)	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	250	(963)	(120,175)	–	3,584

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	1,474,020	2,001,881	675,817,560	(4,705,285)	8,938,876

Net realized/unrealized gain from investments and foreign currency transactions	1,346,950	1,325,146	553,869,468	3,007,896	9,684,009

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,365,465	$1,234,308	$576,678,160	$2,610,179	$10,058,389

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

78	Semi-Annual Report 2017

Statements of Operations (Unaudited) (continued)

For the Six-Month Period Ended April 30, 2017

	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$6,197,321	$604,015	$10,488	$7,419	$2,430,214
Interest income	17,308	3,344	43	32	13,347
Foreign tax withholding	(525,912)	(34,617)	(1,561)	(75)	(23,799)
Other income	2,287	–	–	–	77

	5,691,004	572,742	8,970	7,376	2,419,839

EXPENSES:
Investment advisory fees	1,849,793	435,830	3,481	4,437	1,319,994
Administration fees	184,979	27,893	428	473	140,799
Distribution fees Class A	56,185	61,441	28	17	291,191
Distribution fees Class C	67,867	5,696	52	58	29,080
Distribution fees Class R	18,144	2,683	26	30	722
Sub-transfer agent and administrative service fees Class A	33,291	22,811	–	–	45,599
Sub-transfer agent and administrative service fees Institutional Class	34,408	4,968	–	–	1,432
Sub-transfer agent and administrative service fees Class C	11,568	782	–	–	3,729
Sub-transfer agent and administrative service fees Class R	6,074	978	–	–	222
Sub-transfer agent and administrative service fees Institutional Service Class	43,957	43	–	–	52,685
Fund accounting fees	26,250	6,636	3,082	58	17,830
Transfer agent fees	82,285	37,053	5,702	6,268	104,731
Trustee fees	17,129	2,672	40	43	12,952
Legal fees	15,442	2,487	–	120	11,673
Printing fees	23,064	14,527	1,921	1,584	23,068
Custodian fees	52,642	21,047	1,967	1,275	7,574
Registration and filing fees	36,366	37,165	30,614	43,108	35,105
Audit fees	16,612	17,604	17,502	15,899	16,116
Other	40,068	12,534	1,074	1,660	23,842

Total expenses before reimbursed/waived expenses	2,616,124	714,850	65,917	75,030	2,138,344
Interest expense (Note 10)	–	191	–	–	427

Total operating expenses before reimbursed/waived expenses	2,616,124	715,041	65,917	75,030	2,138,771
Expenses reimbursed	(5,666)	(167,936)	(60,456)	(69,009)	(134,852)

Net expenses	2,610,458	547,105	5,461	6,021	2,003,919

Net Investment Income	3,080,546	25,637	3,509	1,355	415,920

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short (including $0, $2,210, $0, $0 and $0 capital gains tax, respectively)	1,960,365	745,606	4,474	73,146	19,804,482
Realized gain/(loss) on foreign currency transactions	53,857	(30,986)	(474)	–	(207)

Net realized gain from investments and foreign currency transactions	2,014,222	714,620	4,000	73,146	19,804,275

Net change in unrealized appreciation/(depreciation) on investment transactions (including $42,528, $7,547, $0, $0 and $0 change in deferred capital gains tax, respectively)	42,506,522	4,814,175	(13,946)	83,905	22,693,176
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	31,401	10,473	228	–	–

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	42,537,923	4,824,648	(13,718)	83,905	22,693,176

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	44,552,145	5,539,268	(9,718)	157,051	42,497,451

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$47,632,691	$5,564,905	$(6,209)	$158,406	$42,913,371

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	79

Statements of Operations (Unaudited) (concluded)

For the Six-Month Period Ended April 30, 2017

Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$9,129,571
Interest income	88,117
Foreign tax withholding	(156,708)
Other income	21,712

9,082,692

EXPENSES:
Investment advisory fees	6,790,456
Administration fees	671,607
Distribution fees Class A	412,679
Distribution fees Class C	484,031
Distribution fees Class R	43,309
Sub-transfer agent and administrative service fees Institutional Class	497,700
Sub-transfer agent and administrative service fees Class A	158,171
Sub-transfer agent and administrative service fees Class C	45,750
Sub-transfer agent and administrative service fees Class R	16,214
Sub-transfer agent and administrative service fees Institutional Service Class	34,192
Fund accounting fees	65,105
Transfer agent fees	218,853
Trustee fees	54,994
Legal fees	49,808
Printing fees	115,213
Custodian fees	34,715
Registration and filing fees	89,816
Audit fees	16,116
Other	77,880

Net expenses	9,876,609

Net Investment Income/(Loss)	(793,917)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short (including $0 capital gains tax)	52,143,129
Realized gain on foreign currency transactions	14,090

Net realized gain from investments and foreign currency transactions	52,157,219

Net change in unrealized appreciation/(depreciation) on investment transactions (including $0 change in deferred capital gains tax)	124,169,738

Net realized/unrealized gain from investments and foreign currency transactions	176,326,957

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$175,533,040

See accompanying Notes to Financial Statements.

80	Semi-Annual Report 2017

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$18,515	$377,438	$(90,838)	$141,612	$22,808,692	$93,655,335
Net realized loss from investments and foreign currency transactions	(127,070)	(57,079,476)	(676,735)	(529,031)	(121,948,092)	(151,861,104)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,474,020	38,818,643	2,001,881	636,697	675,817,560	918,290,882

Changes in net assets resulting from operations	1,365,465	(17,883,395)	1,234,308	249,278	576,678,160	860,085,113

Distributions to Shareholders From:
Net investment income:
Class A	–	(16,922)	(72,703)	–	(1,481,670)	(41,210)
Class C	–	(3,733)	–	–	(51,789)	–
Class R	–	(202)	(10,909)	–	(348,298)	–
Institutional Service Class	–	(85,963)	(8,632)	–	(3,210,803)	(223,421)
Institutional Class	–	(1,884,305)	(10,628)	–	(84,335,789)	(9,182,602)
Net realized gains:
Class A	–	–	–	–	–	(1,899,998)
Class C	–	–	–	–	–	(291,887)
Class R	–	–	–	–	–	(376,083)
Institutional Service Class	–	–	–	–	–	(4,386,207)
Institutional Class	–	–	–	–	–	(72,844,239)

Change in net assets from shareholder distributions	–	(1,991,125)	(102,872)	–	(89,428,349)	(89,245,647)

Common Stock Transactions:
Change in net assets from capital transactions	(5,208,402)	(233,758,952)	(2,822,272)	(2,505,324)	93,866,084	(439,710,802)

Change in net assets	(3,842,937)	(253,633,472)	(1,690,836)	(2,256,046)	581,115,895	331,128,664

Net Assets:
Beginning of period	14,664,578	268,298,050	14,597,951	16,853,997	7,960,499,924	7,629,371,260

End of period	$10,821,641	$14,664,578	$12,907,115	$14,597,951	$8,541,615,819	$7,960,499,924

Accumulated net investment income/(loss) at end of period	$(22,108)	$(40,623)	$(90,843)	$102,867	$8,981,476	$75,601,133

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	81

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$68,918	$38,861	$193,613	$636,823	$26,712,204	$58,965,715
Dividends reinvested	–	16,568	52,296	–	1,185,696	1,571,397
Cost of shares redeemed	(94,043)	(154,383)	(972,542)	(1,687,795)	(37,195,491)	(81,048,004)

Total Class A	(25,125)	(98,954)	(726,633)	(1,050,972)	(9,297,591)	(20,510,892)

Class C Shares
Proceeds from shares issued	35,826	–	58,545	15,290	2,638,707	4,616,819
Dividends reinvested	–	3,733	–	–	35,609	187,431
Cost of shares redeemed	(29,513)	(236,746)	(1,219,843)	(1,120,967)	(3,897,881)	(12,524,842)

Total Class C	6,313	(233,013)	(1,161,298)	(1,105,677)	(1,223,565)	(7,720,592)

Class R Shares
Proceeds from shares issued	–	–	221,452	677,628	13,701,812	14,700,499
Dividends reinvested	–	202	8,749	–	314,211	332,795
Cost of shares redeemed	–	–	(196,956)	(642,740)	(2,975,301)	(5,898,234)

Total Class R	–	202	33,245	34,888	11,040,722	9,135,060

Institutional Service Class Shares
Proceeds from shares issued	63,437	244,495	39,443	1,480	7,953,054	31,912,767
Dividends reinvested	–	39,664	8,463	–	3,210,247	4,609,403
Cost of shares redeemed	(2,744,605)	(193,769)	(189,264)	(108,203)	(61,472,570)	(151,486,664)

Total Institutional Service Class	(2,681,168)	90,390	(141,358)	(106,723)	(50,309,269)	(114,964,494)

Institutional Class Shares
Proceeds from shares issued	40,619	4,160,163	1,262,743	200,063	980,735,617	2,143,126,393
Dividends reinvested	–	1,258,158	6,680	–	64,624,339	64,842,955
Cost of shares redeemed	(2,549,041)	(238,935,898)	(2,095,651)	(476,903)	(901,704,169)	(2,513,619,232)

Total Institutional Class	(2,508,422)	(233,517,577)	(826,228)	(276,840)	143,655,787	(305,649,884)

Change in net assets from capital transactions:	$(5,208,402)	$(233,758,952)	$(2,822,272)	$(2,505,324)	$93,866,084	$(439,710,802)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

82	Semi-Annual Report 2017

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

SHARE TRANSACTIONS:
Class A Shares
Issued	6,343	4,064	10,082	36,700	2,019,138	4,810,446
Reinvested	–	1,805	3,012	–	96,713	138,817
Redeemed	(8,517)	(15,712)	(52,441)	(99,417)	(2,857,123)	(6,738,498)

Total Class A Shares	(2,174)	(9,843)	(39,347)	(62,717)	(741,272)	(1,789,235)

Class C Shares
Issued	3,667	–	3,156	932	200,233	378,269
Reinvested	–	407	–	–	2,926	16,690
Redeemed	(2,980)	(22,815)	(68,963)	(69,270)	(299,980)	(1,060,045)

Total Class C Shares	687	(22,408)	(65,807)	(68,338)	(96,821)	(665,086)

Class R Shares
Issued	–	–	11,898	40,319	1,046,420	1,203,088
Reinvested	–	22	512	–	25,797	29,556
Redeemed	–	–	(10,696)	(37,453)	(226,071)	(486,611)

Total Class R Shares	–	22	1,714	2,866	846,146	746,033

Institutional Service Class Shares
Issued	5,455	23,765	1,963	86	612,602	2,921,150
Reinvested	–	4,311	485	–	261,847	407,191
Redeemed	(260,344)	(19,800)	(10,137)	(6,284)	(4,613,313)	(12,173,715)

Total Institutional Service Class Shares	(254,889)	8,276	(7,689)	(6,198)	(3,738,864)	(8,845,374)

Institutional Class Shares
Issued	3,588	443,254	67,249	11,939	74,259,067	179,357,250
Reinvested	–	136,608	383	–	5,266,857	5,728,176
Redeemed	(228,966)	(25,805,089)	(111,848)	(27,406)	(68,165,058)	(211,608,136)

Total Institutional Class Shares	(225,378)	(25,225,227)	(44,216)	(15,467)	11,360,866	(26,522,710)

Total change in shares:	(481,754)	(25,249,180)	(155,345)	(149,854)	7,630,055	(37,076,372)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	83

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund		Aberdeen International Equity Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(397,717)	$(1,386,505)	$374,380	$854,636	$3,080,546	$8,043,904
Net realized gain/(loss) from investments and foreign currency transactions	7,713,181	8,305,077	745,133	(1,042,768)	2,014,222	(38,630,494)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(4,705,285)	(8,792,526)	8,938,876	2,181,772	42,537,923	30,908,013

Changes in net assets resulting from operations	2,610,179	(1,873,954)	10,058,389	1,993,640	47,632,691	321,423

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(409,109)	(148,771)	(594,323)	(256,405)
Class C	–	–	(13,245)	(1,764)	(85,811)	(23,654)
Class R	–	–	(27,516)	(2,908)	(81,487)	(31,721)
Institutional Service Class	–	–	(6,791)	(4)	(1,623,239)	(508,720)
Institutional Class	–	–	(364,408)	(112,925)	(5,095,583)	(1,114,495)
Net realized gains:
Class A	(1,313,126)	(2,108,773)	–	–	–	–
Class C	(710,750)	(1,068,641)	–	–	–	–
Class R	(329,447)	(422,735)	–	–	–	–
Institutional Service Class	(80,401)	(78,807)	–	–	–	–
Institutional Class	(5,697,016)	(11,086,196)	–	–	–	–

Change in net assets from shareholder distributions	(8,130,740)	(14,765,152)	(821,069)	(266,372)	(7,480,443)	(1,934,995)

Common Stock Transactions:
Change in net assets from capital transactions	(35,817,793)	(33,908,882)	7,389,663	(6,961,159)	(268,083)	(158,316,614)

Change in net assets	(41,338,354)	(50,547,988)	16,626,983	(5,233,891)	39,884,165	(159,930,186)

Net Assets:
Beginning of period	70,679,548	121,227,536	87,360,950	92,594,841	458,097,371	618,027,557

End of period	$29,341,194	$70,679,548	$103,987,933	$87,360,950	$497,981,536	$458,097,371

Accumulated net investment income/(loss) at end of period	$(1,479,159)	$(1,081,442)	$195,196	$641,885	$2,181,348	$6,581,245

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

84	Semi-Annual Report 2017

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund		Aberdeen International Equity Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$759,160	$2,759,203	$1,724,860	$4,537,758	$6,526,347	$25,523,814
Proceeds of shares issued in connection with fund merger	–	–	8,732,862	–	–	–
Dividends reinvested	1,085,391	1,729,534	376,258	142,616	514,894	197,190
Cost of shares redeemed	(3,031,104)	(7,567,474)	(7,091,962)	(15,955,649)	(12,821,223)	(67,763,373)

Total Class A	(1,186,553)	(3,078,737)	3,742,018	(11,275,275)	(5,779,982)	(42,042,369)

Class C Shares
Proceeds from shares issued	318,519	554,407	41,615	215,386	228,551	768,809
Proceeds of shares issued in connection with fund merger	–	–	1,432,891	–	–	–
Dividends reinvested	400,441	555,252	7,308	903	63,239	15,675
Cost of shares redeemed	(918,740)	(3,921,692)	(511,830)	(470,429)	(2,149,581)	(9,210,419)

Total Class C	(199,780)	(2,812,033)	969,984	(254,140)	(1,857,791)	(8,425,935)

Class R Shares
Proceeds from shares issued	294,244	524,352	303,259	847,398	531,293	3,815,917
Proceeds of shares issued in connection with fund merger	–	–	2,166,589	–	–	–
Dividends reinvested	329,447	422,735	13,090	1,954	63,546	25,349
Cost of shares redeemed	(510,285)	(1,028,877)	(932,938)	(990,969)	(1,314,158)	(9,972,641)

Total Class R	113,406	(81,790)	1,550,000	(141,617)	(719,319)	(6,131,375)

Institutional Service Class Shares
Proceeds from shares issued	278,645	641,210	–	–	2,762,511	8,867,501
Proceeds of shares issued in connection with fund merger	–	–	624,420	–	–	–
Dividends reinvested	80,401	78,807	6,781	–	1,555,578	494,160
Cost of shares redeemed	(145,939)	(721,684)	(113,681)	–	(12,705,522)	(62,712,882)

Total Institutional Service Class	213,107	(1,667)	517,520	–	(8,387,433)	(53,351,221)

Institutional Class Shares
Proceeds from shares issued	7,504,965	34,050,649	4,970,480	10,245,231	36,188,406	54,535,342
Proceeds of shares issued in connection with fund merger	–	–	582,702	–	–	–
Dividends reinvested	5,503,242	10,198,090	359,934	110,584	5,052,139	1,096,585
Cost of shares redeemed	(47,766,180)	(72,183,394)	(5,302,975)	(5,645,942)	(24,764,103)	(103,997,641)

Total Institutional Class	(34,757,973)	(27,934,655)	610,141	4,709,873	16,476,442	(48,365,714)

Change in net assets from capital transactions:	$(35,817,793)	$(33,908,882)	$7,389,663	$(6,961,159)	$(268,083)	$(158,316,614)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	85

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund		Aberdeen International Equity Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

SHARE TRANSACTIONS:
Class A Shares
Issued	94,309	312,183	134,844	393,651	508,645	2,075,542
Issued in connection with fund merger	–	–	728,321	–	–	–
Reinvested	136,527	198,569	30,917	12,599	42,308	17,014
Redeemed	(369,467)	(854,794)	(559,330)	(1,324,550)	(1,011,184)	(5,674,695)

Total Class A Shares	(138,631)	(344,042)	334,752	(918,300)	(460,231)	(3,582,139)

Class C Shares
Issued	76,781	110,555	3,487	19,784	18,953	67,584
Issued in connection with fund merger	–	–	126,679	–	–	–
Reinvested	101,121	113,548	636	84	5,514	1,435
Redeemed	(218,578)	(699,556)	(42,941)	(41,616)	(177,984)	(809,232)

Total Class C Shares	(40,676)	(475,453)	87,861	(21,748)	(153,517)	(740,213)

Class R Shares
Issued	39,026	62,746	25,023	75,422	43,122	349,780
Issued in connection with fund merger	–	–	187,862	–	–	–
Reinvested	44,701	51,679	1,120	179	5,464	2,288
Redeemed	(66,887)	(123,427)	(76,656)	(86,515)	(107,875)	(898,467)

Total Class R Shares	16,840	(9,002)	137,349	(10,914)	(59,289)	(546,399)

Institutional Service Class Shares
Issued	33,758	70,476	–	–	207,684	733,622
Issued in connection with fund merger	–	–	51,283	–	–	–
Reinvested	9,865	8,864	551	–	125,349	41,807
Redeemed	(17,487)	(77,601)	(8,947)	–	(968,011)	(5,196,160)

Total Institutional Service Class Shares	26,136	1,739	42,887	–	(634,978)	(4,420,731)

Institutional Class Shares
Issued	872,606	3,666,069	388,606	858,209	2,761,106	4,432,097
Issued in connection with fund merger	–	–	48,395	–	–	–
Reinvested	661,447	1,128,107	29,551	9,760	405,794	92,461
Redeemed	(5,617,235)	(7,799,527)	(421,650)	(472,110)	(1,871,191)	(8,471,661)

Total Institutional Class Shares	(4,083,182)	(3,005,351)	44,902	395,859	1,295,709	(3,947,103)

Total change in shares:	(4,219,513)	(3,832,109)	647,751	(555,103)	(12,306)	(13,236,585)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

86	Semi-Annual Report 2017

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016(b)	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016(a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$25,637	$448,764	$3,509	$7,191	$1,355	$2,335
Net realized gain from investments and foreign currency transactions	714,620	144,209	4,000	7,139	73,146	21,483
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	4,824,648	4,409,248	(13,718)	90,821	83,905	72,618

Changes in net assets resulting from operations	5,564,905	5,002,221	(6,209)	105,151	158,406	96,436

Distributions to Shareholders From:
Net investment income:
Class A	(266,730)	(228,225)	(55)	(6)	(20)	–
Class C	–	(4,732)	–	–	–	–
Class R	(4,254)	(2,339)	–	(5)	(6)	–
Institutional Service Class	(94)	(3,609)	(40)	(9)	(40)	–
Institutional Class	(152,102)	(172,512)	(3,825)	(827)	(3,884)	–
Net realized gains:
Class A	(149,508)	(4,916,418)	(192)	–	(234)	–
Class C	(3,656)	(133,270)	(95)	–	(212)	–
Class R	(3,129)	(57,580)	(95)	–	(215)	–
Institutional Service Class	(151)	(76,860)	(95)	–	(215)	–
Institutional Class	(55,347)	(3,082,076)	(9,141)	–	(20,608)	–

Change in net assets from shareholder distributions	(634,971)	(8,677,621)	(13,538)	(847)	(25,434)	–

Common Stock Transactions:
Change in net assets from capital transactions	(6,594,303)	(28,808,504)	16,538	1,011,847	59,200	1,001,000

Change in net assets	(1,664,369)	(32,483,904)	(3,209)	1,116,151	192,172	1,097,436

Net Assets:
Beginning of period	73,555,007	106,038,911	1,116,151	–	1,097,436	–

End of period	$71,890,638	$73,555,007	$1,112,942	$1,116,151	$1,289,608	$1,097,436

Accumulated net investment income/(loss) at end of period	$(426,824)	$(29,281)	$3,508	$3,919	$(213)	$2,382

(a)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.
(b)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	87

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016(b)	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016(a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,981,154	$2,572,432	$3,000	$21,000	$28,766	$11,000
Dividends reinvested	399,285	4,951,615	247	6	254	–
Cost of shares redeemed	(7,496,834)	(8,114,176)	–	–	–	–

Total Class A	(3,116,395)	(590,129)	3,247	21,006	29,020	11,000

Class C Shares
Proceeds from shares issued	242,047	243,990	–	10,000	–	10,000
Dividends reinvested	3,468	130,352	95	–	212	–
Cost of shares redeemed	(244,290)	(517,245)	–	–	–	–

Total Class C	1,225	(142,903)	95	10,000	212	10,000

Class R Shares
Proceeds from shares issued	470,222	537,271	–	10,000	–	10,000
Dividends reinvested	5,036	51,645	95	5	221	–
Cost of shares redeemed	(100,082)	(248,342)	–	–	–	–

Total Class R	375,176	340,574	95	10,005	221	10,000

Institutional Service Class Shares
Proceeds from shares issued	–	7,085	–	10,000	–	10,000
Dividends reinvested	245	80,469	135	9	255	–
Cost of shares redeemed	(19,431)	(1,287,799)	–	–	–	–

Total Institutional Service Class	(19,186)	(1,200,245)	135	10,009	255	10,000

Institutional Class Shares
Proceeds from shares issued	1,294,208	2,252,064	–	960,000	5,000	960,000
Dividends reinvested	186,470	3,107,449	12,966	827	24,492	–
Cost of shares redeemed	(5,315,801)	(32,575,314)	–	–	–	–

Total Institutional Class	(3,835,123)	(27,215,801)	12,966	960,827	29,492	960,000

Change in net assets from capital transactions:	$(6,594,303)	$(28,808,504)	$16,538	$1,011,847	$59,200	$1,001,000

(a)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.
(b)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

88	Semi-Annual Report 2017

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016(b)	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016(a)
SHARE TRANSACTIONS:
Class A Shares
Issued	154,384	99,041	284	2,013	2,348	1,087
Reinvested	16,398	211,336	23	1	22	–
Redeemed	(294,516)	(326,163)	–	–	–	–

Total Class A Shares	(123,734)	(15,786)	307	2,014	2,370	1,087

Class C Shares
Issued	10,009	10,073	–	1,000	–	1,000
Reinvested	154	6,015	10	–	18	–
Redeemed	(10,253)	(22,955)	–	–	–	–

Total Class C Shares	(90)	(6,867)	10	1,000	18	1,000

Class R Shares
Issued	18,893	22,015	–	1,000	–	1,000
Reinvested	217	2,305	10	–	19	–
Redeemed	(4,048)	(10,229)	–	–	–	–

Total Class R Shares	15,062	14,091	10	1,000	19	1,000

Institutional Service Class Shares
Issued	–	267	–	1,000	–	1,000
Reinvested	10	3,433	13	1	23	–
Redeemed	(762)	(51,801)	–	–	–	–

Total Institutional Service Class Shares	(752)	(48,101)	13	1,001	23	1,000

Institutional Class Shares
Issued	49,626	92,718	–	96,000	409	96,000
Reinvested	7,658	132,684	1,277	85	2,151	–
Redeemed	(199,095)	(1,284,223)	–	–	–	–

Total Institutional Class Shares	(141,811)	(1,058,821)	1,277	96,085	2,560	96,000

Total change in shares:	(251,325)	(1,115,484)	1,617	101,100	4,990	100,087

(a)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.
(b)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	89

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$415,920	$914,774	$(793,917)	$(1,031,157)
Net realized gain from investments and foreign currency transactions	19,804,275	47,768,727	52,157,219	52,542,317
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	22,693,176	(40,899,885)	124,169,738	(18,311,897)

Changes in net assets resulting from operations	42,913,371	7,783,616	175,533,040	33,199,263

Distributions to Shareholders From:
Net investment income:
Class A	(287,332)	(377,830)	–	–
Class R	–	(543)	–	–
Institutional Service Class	(272,427)	(214,903)	–	–
Institutional Class	(22,533)	(15,558)	–	–
Net realized gains:
Class A	(26,189,382)	(11,902,823)	–	–
Class C	(739,985)	(366,439)	–	–
Class R	(33,344)	(24,769)	–	–
Institutional Service Class	(11,296,496)	(5,033,508)	–	–
Institutional Class	(757,559)	(325,415)	–	–

Change in net assets from shareholder distributions	(39,599,058)	(18,261,788)	–	–

Common Stock Transactions:
Change in net assets from capital transactions	15,064,739	(20,846,509)	519,779,826	751,947,122

Change in net assets	18,379,052	(31,324,681)	695,312,866	785,146,385

Net Assets:
Beginning of period	340,163,766	371,488,447	1,144,919,681	359,773,296

End of period	$358,542,818	$340,163,766	$1,840,232,547	$1,144,919,681

Accumulated net investment income/(loss) at end of period	$415,696	$582,068	$(2,375,272)	$(1,581,355)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

90	Semi-Annual Report 2017

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,212,620	$2,630,781	$144,321,258	$227,746,549
Dividends reinvested	24,007,105	11,221,671	–	–
Cost of shares redeemed	(15,488,191)	(28,392,609)	(94,965,480)	(47,729,228)

Total Class A	9,731,534	(14,540,157)	49,355,778	180,017,321

Class C Shares
Proceeds from shares issued	403,603	227,349	27,782,681	47,256,350
Dividends reinvested	404,673	202,196	–	–
Cost of shares redeemed	(1,047,224)	(1,397,791)	(12,080,004)	(7,552,388)

Total Class C	(238,948)	(968,246)	15,702,677	39,703,962

Class R Shares
Proceeds from shares issued	40,304	89,376	7,057,646	11,136,893
Dividends reinvested	28	11	–	–
Cost of shares redeemed	(668)	(250,111)	(2,788,898)	(2,788,520)

Total Class R	39,664	(160,724)	4,268,748	8,348,373

Institutional Service Class Shares
Proceeds from shares issued	544,913	1,161,701	26,666,997	54,259,256
Dividends reinvested	11,275,476	5,105,142	–	–
Cost of shares redeemed	(6,990,817)	(11,290,046)	(16,280,341)	(17,874,597)

Total Institutional Service Class	4,829,572	(5,023,203)	10,386,656	36,384,659

Institutional Class Shares
Proceeds from shares issued	770,626	1,534,156	630,973,347	593,765,521
Dividends reinvested	722,772	303,370	–	–
Cost of shares redeemed	(790,481)	(1,991,705)	(190,907,380)	(106,272,714)

Total Institutional Class	702,917	(154,179)	440,065,967	487,492,807

Change in net assets from capital transactions:	$15,064,739	$(20,846,509)	$519,779,826	$751,947,122

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	91

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

SHARE TRANSACTIONS:
Class A Shares
Issued	101,869	225,383	4,452,509	7,902,280
Reinvested	2,082,143	984,357	–	–
Redeemed	(1,281,171)	(2,379,388)	(2,971,729)	(1,679,187)

Total Class A Shares	902,841	(1,169,648)	1,480,780	6,223,093

Class C Shares
Issued	38,677	21,448	980,338	1,896,422
Reinvested	39,480	19,574	–	–
Redeemed	(96,952)	(128,581)	(430,076)	(307,606)

Total Class C Shares	(18,795)	(87,559)	550,262	1,588,816

Class R Shares
Issued	3,671	7,806	235,329	435,778
Reinvested	2	1	–	–
Redeemed	(55)	(23,035)	(92,529)	(106,850)

Total Class R Shares	3,618	(15,228)	142,800	328,928

Institutional Service Class Shares
Issued	42,934	91,476	785,578	1,859,960
Reinvested	927,260	427,208	–	–
Redeemed	(553,843)	(892,439)	(476,455)	(614,501)

Total Institutional Service Class Shares	416,351	(373,755)	309,123	1,245,459

Institutional Class Shares
Issued	60,864	124,587	18,911,293	19,876,666
Reinvested	59,341	25,366	–	–
Redeemed	(62,645)	(160,107)	(5,616,337)	(3,571,621)

Total Institutional Class Shares	57,560	(10,154)	13,294,956	16,305,045

Total change in shares:	1,361,575	(1,656,344)	15,777,921	25,691,341

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

92	Semi-Annual Report 2017

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$10.49	$0.01		$1.32	$1.33	$–	$–	$–	$11.82
Year Ended October 31, 2016	10.04	0.18	(h)	0.48	0.66	(0.21)	–	(0.21)	10.49
Year Ended October 31, 2015	12.08	0.14		(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	10.04
Year Ended October 31, 2014	12.01	0.14		0.15	0.29	(0.15)	(0.07)	(0.22)	12.08
Year Ended October 31, 2013	11.73	0.17		0.54	0.71	(0.27)	(0.16)	(0.43)	12.01
Period Ended October 31, 2012(i)	11.26	0.01		0.46	0.47	–	–	–	11.73
Class C Shares
Six Months Ended April 30, 2017*	10.38	(0.02)		1.30	1.28	–	–	–	11.66
Year Ended October 31, 2016	10.01	0.12	(h)	0.44	0.56	(0.19)	–	(0.19)	10.38
Year Ended October 31, 2015	12.05	0.07		(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	10.01
Year Ended October 31, 2014	12.00	0.05		0.15	0.20	(0.08)	(0.07)	(0.15)	12.05
Year Ended October 31, 2013	11.66	0.13		0.50	0.63	(0.13)	(0.16)	(0.29)	12.00
Period Ended October 31, 2012(i)	11.26	0.12		0.28	0.40	–	–	–	11.66
Class R Shares
Six Months Ended April 30, 2017*	10.45	–	(j)	1.31	1.31	–	–	–	11.76
Year Ended October 31, 2016	10.02	0.16	(h)	0.48	0.64	(0.21)	–	(0.21)	10.45
Year Ended October 31, 2015	12.07	0.15		(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	10.02
Year Ended October 31, 2014	12.02	0.05		0.20	0.25	(0.13)	(0.07)	(0.20)	12.07
Year Ended October 31, 2013	11.70	0.18		0.51	0.69	(0.21)	(0.16)	(0.37)	12.02
Period Ended October 31, 2012(i)	11.26	0.15		0.29	0.44	–	–	–	11.70
Institutional Service Class Shares
Six Months Ended April 30, 2017*	10.53	–	(j)	1.34	1.34	–	–	–	11.87
Year Ended October 31, 2016	10.06	0.21	(h)	0.47	0.68	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.10	0.17		(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	10.06
Year Ended October 31, 2014	12.03	0.17		0.14	0.31	(0.17)	(0.07)	(0.24)	12.10
Year Ended October 31, 2013	11.73	0.16		0.58	0.74	(0.28)	(0.16)	(0.44)	12.03
Year Ended October 31, 2012	11.34	0.22		0.96	1.18	(0.23)	(0.56)	(0.79)	11.73
Institutional Class Shares
Six Months Ended April 30, 2017*	10.53	0.07		1.28	1.35	–	–	–	11.88
Year Ended October 31, 2016	10.07	0.05	(h)	0.62	0.67	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.11	0.21		(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	10.07
Year Ended October 31, 2014	12.04	0.16		0.16	0.32	(0.18)	(0.07)	(0.25)	12.11
Year Ended October 31, 2013	11.74	0.19		0.56	0.75	(0.29)	(0.16)	(0.45)	12.04
Year Ended October 31, 2012	11.34	0.22		0.97	1.19	(0.23)	(0.56)	(0.79)	11.74

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

94	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

12.68%		$817	1.55	%(g)	0.20%		3.57	%(g)	8.40%
6.86	%(h)	748	1.54	%(g)	1.88	%(h)	1.70	%(g)	39.84%
(12.94%)		815	1.51	%(g)	1.21%		1.52	%(g)	58.06%
2.43%		1,173	1.50%		1.21%		1.52%		36.48%
6.12%		1,328	1.50%		1.43%		1.51%		3.33%
4.17%		327	1.45%		0.19%		1.46%		21.73%

12.33%		73	2.26	%(g)	(0.45%)		4.36	%(g)	8.40%
5.90	%(h)	58	2.26	%(g)	1.24	%(h)	2.44	%(g)	39.84%
(13.42%)		280	2.26	%(g)	0.66%		2.27	%(g)	58.06%
1.67%		288	2.25%		0.46%		2.27%		36.48%
5.47%		146	2.25%		1.09%		2.26%		3.33%
3.55%		10	2.18%		1.56%		2.19%		21.73%

12.54%		12	1.76	%(g)	0.01%		3.78	%(g)	8.40%
6.63	%(h)	10	1.76	%(g)	1.68	%(h)	1.92	%(g)	39.84%
(13.17%)		10	1.76	%(g)	1.30%		1.77	%(g)	58.06%
2.06%		11	1.76%		0.40%		1.78%		36.48%
5.97%		36	1.75%		1.50%		1.76%		3.33%
3.91%		10	1.69%		2.05%		1.70%		21.73%

12.73%		1,812	1.29	%(g)	(0.05%)		3.31	%(g)	8.40%
7.08	%(h)	4,291	1.28	%(g)	2.14	%(h)	1.44	%(g)	39.84%
(12.73%)		4,017	1.29	%(g)	1.54%		1.30	%(g)	58.06%
2.59%		3,950	1.30%		1.45%		1.32%		36.48%
6.44%		3,841	1.28%		1.35%		1.29%		3.33%
11.83%		3,717	1.24%		2.00%		1.25%		21.73%

12.82%		8,108	1.26	%(g)	0.42%		3.35	%(g)	8.40%
6.97	%(h)	9,558	1.26	%(g)	0.57	%(h)	1.43	%(g)	39.84%
(12.68%)		263,176	1.26	%(g)	1.83%		1.27	%(g)	58.06%
2.64%		1,069,989	1.25%		1.32%		1.27%		36.48%
6.48%		1,004,859	1.25%		1.59%		1.26%		3.33%
11.92%		617,471	1.22%		2.01%		1.23%		21.73%

(g)	Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, for the six-month period ended April 30, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.
(h)	Included within Net Investment Income per share, Total Return and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.10%, 0.20% and 0.20% and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.05%, 0.16%, 0.16% and 0.02% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, respectively.
(i)	For the period from February 28, 2012 (commencement of operations) through October 31, 2012.
(j)	Less than $0.005 per share.

2017 Semi-Annual Report	95

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$18.46	$(0.12)	$2.05	$1.93	$(0.20)	$(0.20)	$–	$20.19
Year Ended October 31, 2016	17.94	0.19	0.33	0.52	–	–	–	18.46
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	(0.33)	–	17.94
Year Ended October 31, 2014	20.54	0.16	(0.33)	(0.17)	(0.18)	(0.18)	–	20.19
Year Ended October 31, 2013	19.64	0.15	0.82	0.97	(0.08)	(0.08)	0.01	20.54
Year Ended October 31, 2012	18.81	0.35	0.88	1.23	(0.41)	(0.41)	0.01	19.64
Class C Shares
Six Months Ended April 30, 2017*	17.64	(0.18)	2.00	1.82	–	–	–	19.46
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	–	–	–	17.64
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	–	17.26
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	–	19.50
Year Ended October 31, 2013	19.09	(0.01)	0.81	0.80	(0.02)	(0.02)	–	19.87
Year Ended October 31, 2012	18.30	0.19	0.87	1.06	(0.28)	(0.28)	0.01	19.09
Class R Shares
Six Months Ended April 30, 2017*	18.13	(0.14)	2.01	1.87	(0.15)	(0.15)	–	19.85
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	–	–	–	18.13
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	–	17.68
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	–	19.92
Year Ended October 31, 2013	19.43	0.10	0.79	0.89	(0.03)	(0.03)	–	20.29
Year Ended October 31, 2012	18.62	0.26	0.89	1.15	(0.35)	(0.35)	0.01	19.43
Institutional Service Class Shares
Six Months Ended April 30, 2017*	18.55	(0.10)	2.06	1.96	(0.23)	(0.23)	–	20.28
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	–	–	–	18.55
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	–	20.28
Year Ended October 31, 2013	19.72	0.18	0.84	1.02	(0.13)	(0.13)	0.01	20.62
Year Ended October 31, 2012	18.88	0.38	0.91	1.29	(0.46)	(0.46)	0.01	19.72
Institutional Class Shares
Six Months Ended April 30, 2017*	18.58	(0.09)	2.07	1.98	(0.25)	(0.25)	–	20.31
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	–	–	–	18.58
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	–	20.28
Year Ended October 31, 2013	19.74	0.19	0.83	1.02	(0.13)	(0.13)	0.01	20.64
Year Ended October 31, 2012	18.90	0.39	0.90	1.29	(0.46)	(0.46)	0.01	19.74

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

96	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

10.60%		$7,193	1.98	%(g)	(1.29%)	3.05	%(g)	6.61%
2.90%		7,301	1.95	%(g)	1.10%	2.84	%(g)	15.75%
(9.50%)		8,221	1.89	%(g)	1.12%	2.48	%(g)	10.48%
(0.82%)		19,425	1.89%		0.79%	2.30%		30.61%
4.98%		21,682	1.89%		0.71%	2.18%		14.51%
6.68%		21,882	1.90%		1.81%	2.13%		21.42%

10.32%		2,700	2.62	%(g)	(1.96%)	3.83	%(g)	6.61%
2.20%		3,609	2.62	%(g)	0.37%	3.60	%(g)	15.75%
(10.18%)		4,711	2.62	%(g)	0.95%	3.21	%(g)	10.48%
(1.57%)		6,064	2.62%		0.04%	3.03%		30.61%
4.18%		7,704	2.62%		(0.06%)	2.91%		14.51%
5.90%		9,164	2.62%		1.02%	2.85%		21.42%

10.42%		1,543	2.29	%(g)	(1.57%)	3.36	%(g)	6.61%
2.55%		1,378	2.28	%(g)	0.95%	3.17	%(g)	15.75%
(9.83%)		1,293	2.29	%(g)	1.20%	2.88	%(g)	10.48%
(1.25%)		1,495	2.27%		0.50%	2.68%		30.61%
4.61%		1,599	2.25%		0.47%	2.54%		14.51%
6.32%		1,225	2.24%		1.36%	2.47%		21.42%

10.76%		648	1.73	%(g)	(1.07%)	2.80	%(g)	6.61%
3.06%		735	1.79	%(g)	1.29%	2.68	%(g)	15.75%
(9.30%)		825	1.63	%(g)	1.53%	2.22	%(g)	10.48%
(0.56%)		1,778	1.64%		1.05%	2.05%		30.61%
5.22%		2,383	1.62%		0.88%	1.91%		14.51%
6.99%		4,529	1.62%		1.99%	1.85%		21.42%

10.85	%(h)	824	1.62	%(g)	(0.93%)	2.77	%(g)	6.61%
3.22%		1,575	1.62	%(g)	1.47%	2.56	%(g)	15.75%
(9.27%)		1,804	1.63	%(g)	1.80%	2.22	%(g)	10.48%
(0.65%)		1,604	1.62%		1.23%	2.03%		30.61%
5.22%		1,250	1.62%		0.90%	1.91%		14.51%
6.99%		1,683	1.62%		2.01%	1.85%		21.42%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.01%, less than 0.01%, 0.01%, 0.01% and less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, respectively, for the six-month period ended April 30, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2017 Semi-Annual Report	97

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$13.53	$0.01		$0.92	$0.93	$(0.11)	$–	$(0.11)	$14.35
Year Ended October 31, 2016	12.22	0.11		1.33	1.44	– (g)	(0.13)	(0.13)	13.53
Year Ended October 31, 2015	14.88	0.11		(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	12.22
Year Ended October 31, 2014	15.30	0.16		(0.37)	(0.21)	(0.21)	–	(0.21)	14.88
Year Ended October 31, 2013	15.00	0.17		0.36	0.53	(0.23)	–	(0.23)	15.30
Period Ended October 31, 2012(i)	13.07	0.09		1.84	1.93	–	–	–	15.00
Class C Shares
Six Months Ended April 30, 2017*	13.35	(0.03)		0.92	0.89	(0.03)	–	(0.03)	14.21
Year Ended October 31, 2016	12.14	0.03		1.31	1.34	–	(0.13)	(0.13)	13.35
Year Ended October 31, 2015	14.79	0.02		(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	12.14
Year Ended October 31, 2014	15.23	0.05		(0.36)	(0.31)	(0.13)	–	(0.13)	14.79
Year Ended October 31, 2013	14.95	0.09		0.34	0.43	(0.15)	–	(0.15)	15.23
Period Ended October 31, 2012(i)	13.07	0.05		1.83	1.88	–	–	–	14.95
Class R Shares
Six Months Ended April 30, 2017*	13.43	–	(g)	0.91	0.91	(0.09)	–	(0.09)	14.25
Year Ended October 31, 2016	12.17	0.08		1.31	1.39	–	(0.13)	(0.13)	13.43
Year Ended October 31, 2015	14.83	0.06		(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	12.17
Year Ended October 31, 2014	15.27	0.11		(0.38)	(0.27)	(0.17)	–	(0.17)	14.83
Year Ended October 31, 2013	14.98	0.14		0.35	0.49	(0.20)	–	(0.20)	15.27
Period Ended October 31, 2012(i)	13.07	0.08		1.83	1.91	–	–	–	14.98
Institutional Service Class Shares
Six Months Ended April 30, 2017*	13.55	0.03		0.92	0.95	(0.14)	–	(0.14)	14.36
Year Ended October 31, 2016	12.22	0.14		1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Year Ended October 31, 2015	14.89	0.18		(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	12.22
Year Ended October 31, 2014	15.30	0.13		(0.33)	(0.20)	(0.21)	–	(0.21)	14.89
Year Ended October 31, 2013	14.99	0.19		0.35	0.54	(0.23)	–	(0.23)	15.30
Year Ended October 31, 2012	13.68	0.18		1.40	1.58	(0.15)	(0.12)	(0.27)	14.99
Institutional Class Shares
Six Months Ended April 30, 2017*	13.58	0.04		0.92	0.96	(0.16)	–	(0.16)	14.38
Year Ended October 31, 2016	12.24	0.16		1.33	1.49	(0.02)	(0.13)	(0.15)	13.58
Year Ended October 31, 2015	14.90	0.16		(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	12.24
Year Ended October 31, 2014	15.31	0.20		(0.35)	(0.15)	(0.26)	–	(0.26)	14.90
Year Ended October 31, 2013	15.02	0.22		0.36	0.58	(0.29)	–	(0.29)	15.31
Year Ended October 31, 2012	13.70	0.22		1.40	1.62	(0.18)	(0.12)	(0.30)	15.02

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements

98	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

7.02%		$189,101	1.52%		0.16%	1.52%		8.73%
12.04%		188,315	1.48	%(h)	0.91%	1.49	%(h)	9.19%
(14.28%)		192,039	1.44	%(h)	0.81%	1.47	%(h)	11.58%
(1.37%)		341,483	1.41%		1.05%	1.43%		5.00%
3.50%		417,896	1.43%		1.13%	1.43%		2.79%
14.77%		274,047	1.40%		1.46%	1.40%		1.14%

6.69%		25,299	2.10%		(0.41%)	2.26%		8.73%
11.26%		25,054	2.10	%(h)	0.28%	2.20	%(h)	9.19%
(14.80%)		30,850	2.10	%(h)	0.17%	2.13	%(h)	11.58%
(2.04%)		45,077	2.10%		0.36%	2.12%		5.00%
2.85%		49,826	2.10%		0.60%	2.10%		2.79%
14.38%		19,328	2.09%		0.77%	2.09%		1.14%

6.92%		62,354	1.74%		0.02%	1.74%		8.73%
11.65%		47,410	1.77	%(h)	0.69%	1.78	%(h)	9.19%
(14.59%)		33,881	1.83	%(h)	0.46%	1.86	%(h)	11.58%
(1.76%)		31,720	1.79%		0.76%	1.81%		5.00%
3.26%		22,968	1.74%		0.90%	1.74%		2.79%
14.61%		8,811	1.64%		1.19%	1.64%		1.14%

7.15%		300,300	1.24%		0.42%	1.24%		8.73%
12.25%		333,964	1.28	%(h)	1.13%	1.29	%(h)	9.19%
(14.20%)		409,406	1.32	%(h)	1.35%	1.35	%(h)	11.58%
(1.29%)		234,846	1.34%		0.90%	1.36%		5.00%
3.61%		443,469	1.35%		1.22%	1.35%		2.79%
11.94%		298,472	1.29%		1.31%	1.29%		1.14%

7.23%		7,964,563	1.10%		0.61%	1.13%		8.73%
12.41	%(j)	7,365,757	1.10	%(h)	1.32%	1.14	%(h)	9.19%
(13.98	%)(j)	6,963,195	1.10	%(h)	1.15%	1.13	%(h)	11.58%
(1.01%)		9,389,216	1.10%		1.35%	1.12%		5.00%
3.86%		11,114,896	1.10%		1.43%	1.10%		2.79%
12.25%		7,651,960	1.05%		1.59%	1.05%		1.14%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2017 Semi-Annual Report	99

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$8.81	$(0.07)	$0.43	$0.36	$(1.07)	$(1.07)	$8.10
Year Ended October 31, 2016	10.30	(0.15)	(0.04)	(0.19)	(1.30)	(1.30)	8.81
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	(2.09)	(2.09)	10.30
Year Ended October 31, 2014	12.12	(0.13)	0.48	0.35	(0.21)	(0.21)	12.26
Year Ended October 31, 2013	11.29	(0.14)	1.10	0.96	(0.13)	(0.13)	12.12
Year Ended October 31, 2012	11.17	(0.19)	0.42	0.23	(0.11)	(0.11)	11.29
Class C Shares
Six Months Ended April 30, 2017*	4.92	(0.05)	0.23	0.18	(1.07)	(1.07)	4.03
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	(1.30)	(1.30)	4.92
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	6.38
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	8.43
Year Ended October 31, 2013	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	8.45
Year Ended October 31, 2012	7.97	(0.19)	0.29	0.10	(0.11)	(0.11)	7.96
Class R Shares
Six Months Ended April 30, 2017*	8.25	(0.07)	0.40	0.33	(1.07)	(1.07)	7.51
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	(1.30)	(1.30)	8.25
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	9.76
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	11.77
Year Ended October 31, 2013	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	11.69
Year Ended October 31, 2012	10.88	(0.23)	0.40	0.17	(0.11)	(0.11)	10.94
Institutional Service Class Shares
Six Months Ended April 30, 2017*	9.00	(0.06)	0.44	0.38	(1.07)	(1.07)	8.31
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	(1.30)	(1.30)	9.00
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	10.48
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	12.44
Year Ended October 31, 2013	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	12.28
Year Ended October 31, 2012	11.30	(0.18)	0.42	0.24	(0.11)	(0.11)	11.43
Institutional Class Shares
Six Months Ended April 30, 2017*	9.17	(0.05)	0.44	0.39	(1.07)	(1.07)	8.49
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	(1.30)	(1.30)	9.17
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	10.64
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	12.56
Year Ended October 31, 2013	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	12.37
Year Ended October 31, 2012	11.33	(0.16)	0.42	0.26	(0.11)	(0.11)	11.48

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

100	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Dividend Expense (d)(f)(g)	Portfolio Turnover (c)(h)

4.29%	$9,357	2.98	%(i)	(1.63%)	3.34	%(i)	1.34%	22.54%
(1.68%)	11,397	3.04%		(1.70%)	3.28%		1.45%	36.34%
1.18%	16,869	2.93	%(i)	(1.21%)	3.12	%(i)	1.36%	14.04%
2.90%	30,368	2.64%		(1.09%)	2.79%		1.08%	31.13%
8.54%	62,819	2.62%		(1.15%)	2.72%		1.04%	41.95%
2.10%	70,070	2.79%		(1.70%)	2.79%		1.10%	47.63%

3.99%	2,646	3.61	%(i)	(2.25%)	4.13	%(i)	1.35%	22.54%
(2.35%)	3,430	3.69%		(2.33%)	4.02%		1.44%	36.34%
0.51%	7,480	3.61	%(i)	(1.90%)	3.80	%(i)	1.35%	14.04%
2.26%	10,162	3.36%		(1.81%)	3.51%		1.11%	31.13%
7.83%	12,104	3.32%		(1.85%)	3.42%		1.05%	41.95%
1.31%	13,681	3.46%		(2.36%)	3.46%		1.10%	47.63%

4.21%	2,522	3.25	%(i)	(1.91%)	3.61	%(i)	1.33%	22.54%
(2.01%)	2,633	3.34%		(2.01%)	3.58%		1.44%	36.34%
0.74%	3,202	3.35	%(i)	(1.65%)	3.54	%(i)	1.34%	14.04%
2.49%	3,437	3.12%		(1.56%)	3.27%		1.12%	31.13%
8.07%	2,759	3.01%		(1.55%)	3.12%		1.01%	41.95%
1.60%	2,118	3.22%		(2.12%)	3.22%		1.11%	47.63%

4.43%	857	2.77	%(i)	(1.45%)	3.13	%(i)	1.33%	22.54%
(1.54%)	693	2.85%		(1.54%)	3.10%		1.43%	36.34%
1.16%	789	2.86	%(i)	(1.13%)	3.05	%(i)	1.35%	14.04%
3.03%	1,871	2.59%		(1.02%)	2.75%		1.09%	31.13%
8.61%	3,551	2.47%		(1.00%)	2.59%		0.99%	41.95%
2.17%	1,992	2.72%		(1.60%)	2.72%		1.11%	47.63%

4.46%	13,959	2.66	%(i)	(1.25%)	3.10	%(i)	1.39%	22.54%
(1.40%)	52,527	2.71%		(1.36%)	3.01%		1.46%	36.34%
1.52%	92,887	2.61	%(i)	(0.89%)	2.80	%(i)	1.36%	14.04%
3.26%	303,638	2.33%		(0.78%)	2.49%		1.08%	31.13%
8.92%	581,327	2.29%		(0.82%)	2.40%		1.03%	41.95%
2.34%	480,181	2.48%		(1.37%)	2.48%		1.11%	47.63%

(f)	Indicates the dividend expense charged for the period to average net assets.
(g)	Dividend expense ratio includes broker related expenses for securities sold short.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(i)	Includes interest expense that amounts to 0.02%, 0.02%, 0.01%, 0.01% and 0.02% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, respectively, for the six-month period ended April 30, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2015.

2017 Semi-Annual Report	101

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$12.35	$0.04		$1.19	$1.23	$(0.09)	$(0.09)	$13.49
Year Ended October 31, 2016	12.15	0.10		0.13	0.23	(0.03)	(0.03)	12.35
Year Ended October 31, 2015	13.83	0.17		(1.66)	(1.49)	(0.19)	(0.19)	12.15
Year Ended October 31, 2014	13.83	0.45		0.01	0.46	(0.46)	(0.46)	13.83
Year Ended October 31, 2013	12.01	0.18		1.80	1.98	(0.16)	(0.16)	13.83
Year Ended October 31, 2012	11.14	0.20		0.88	1.08	(0.21)	(0.21)	12.01
Class C Shares
Six Months Ended April 30, 2017*	11.65	–	(h)	1.13	1.13	(0.06)	(0.06)	12.72
Year Ended October 31, 2016	11.52	0.02		0.12	0.14	(0.01)	(0.01)	11.65
Year Ended October 31, 2015	13.13	0.06		(1.55)	(1.49)	(0.12)	(0.12)	11.52
Year Ended October 31, 2014	13.15	0.33		0.03	0.36	(0.38)	(0.38)	13.13
Year Ended October 31, 2013	11.44	0.12		1.68	1.80	(0.09)	(0.09)	13.15
Year Ended October 31, 2012	10.63	0.14		0.82	0.96	(0.15)	(0.15)	11.44
Class R Shares
Six Months Ended April 30, 2017*	11.88	0.02		1.15	1.17	(0.10)	(0.10)	12.95
Year Ended October 31, 2016	11.71	0.08		0.11	0.19	(0.02)	(0.02)	11.88
Year Ended October 31, 2015	13.34	0.12		(1.59)	(1.47)	(0.16)	(0.16)	11.71
Year Ended October 31, 2014	13.36	0.40		– (h)	0.40	(0.42)	(0.42)	13.34
Year Ended October 31, 2013	11.61	0.16		1.73	1.89	(0.14)	(0.14)	13.36
Year Ended October 31, 2012	10.78	0.19		0.83	1.02	(0.19)	(0.19)	11.61
Institutional Service Class Shares
Six Months Ended April 30, 2017*	12.53	0.07		1.20	1.27	(0.13)	(0.13)	13.67
Year Ended October 31, 2016	12.30	0.14		0.13	0.27	(0.04)	(0.04)	12.53
Year Ended October 31, 2015	13.86	0.31		(1.78)	(1.47)	(0.09)	(0.09)	12.30
Year Ended October 31, 2014	13.88	0.44		0.05	0.49	(0.51)	(0.51)	13.86
Year Ended October 31, 2013	12.01	0.23		1.85	2.08	(0.21)	(0.21)	13.88
Period Ended October 31, 2012(j)(k)	10.56	0.23		1.41	1.64	(0.19)	(0.19)	12.01
Institutional Class Shares
Six Months Ended April 30, 2017*	12.40	0.06		1.19	1.25	(0.13)	(0.13)	13.52
Year Ended October 31, 2016	12.16	0.14		0.14	0.28	(0.04)	(0.04)	12.40
Year Ended October 31, 2015	13.84	0.14		(1.59)	(1.45)	(0.23)	(0.23)	12.16
Year Ended October 31, 2014	13.84	0.47		0.04	0.51	(0.51)	(0.51)	13.84
Year Ended October 31, 2013	12.02	0.25		1.78	2.03	(0.21)	(0.21)	13.84
Year Ended October 31, 2012	11.15	0.23		0.89	1.12	(0.25)	(0.25)	12.02

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

102	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

10.04%		$57,341	1.57	%(g)	0.64%	1.62	%(g)	16.95%
1.93%		48,350	1.56	%(g)	0.82%	1.63	%(g)	21.59%
(10.85%)		58,730	1.55	%(g)	1.33%	1.61	%(g)	31.45%
3.37%		73,230	1.56%		3.22%	1.56%		24.09%
16.59%		83,800	1.57%		1.42%	1.57%		12.87%
9.86%		76,894	1.49%		1.73%	1.68%		24.83%

9.71%		2,751	2.19	%(g)	0.04%	2.40	%(g)	16.95%
1.24%		1,495	2.19	%(g)	0.20%	2.36	%(g)	21.59%
(11.43%)		1,729	2.20	%(g)	0.45%	2.26	%(g)	31.45%
2.78%		4,165	2.19%		2.50%	2.19%		24.09%
15.83%		5,278	2.19%		0.96%	2.19%		12.87%
9.11%		3,348	2.20%		1.28%	2.39%		24.83%

9.90%		3,248	1.86	%(g)	0.37%	1.91	%(g)	16.95%
1.64%		1,348	1.84	%(g)	0.66%	1.91	%(g)	21.59%
(11.13%)		1,457	1.88	%(g)	0.96%	1.94	%(g)	31.45%
3.06%		1,986	1.85%		2.96%	1.85%		24.09%
16.35%		2,312	1.76%		1.26%	1.76%		12.87%
9.61%		2,265	1.71%		1.70%	1.90%		24.83%

10.29%		588	1.20	%(g)	1.08%	1.25	%(g)	16.95%
2.26%		1	1.19	%(g)	1.17%	1.26	%(g)	21.59%
(10.60%)		1	1.26	%(g)	2.29%	1.33	%(g)	31.45%
3.62	%(i)	2	1.19%		3.12%	1.19%		24.09%
17.44	%(i)	1	1.19%		1.80%	1.20%		12.87%
15.65	%(i)	1	1.19%		2.28%	1.39%		24.83%

10.22%		40,061	1.19	%(g)	1.03%	1.25	%(g)	16.95%
2.36%		36,167	1.19	%(g)	1.19%	1.27	%(g)	21.59%
(10.55%)		30,678	1.19	%(g)	1.08%	1.25	%(g)	31.45%
3.77	%(i)	78,381	1.19%		3.36%	1.19%		24.09%
17.01	%(i)	67,843	1.19%		1.89%	1.19%		12.87%
10.16%		39,134	1.20%		1.95%	1.39%		24.83%

(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from December 19, 2011 (commencement of operations) through October 31, 2012.
(k)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented in the table above and in Note 5 in the accompanying notes to the financial statements is for two separate periods of time when shareholders were invested in the class. See Note 5 for Financial Highlight information prior to year ended October 31, 2009.

2017 Semi-Annual Report	103

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$12.70	$0.06	$1.23	$1.29	$(0.17)	$(0.17)	$13.82
Year Ended October 31, 2016	12.52	0.18	0.04	0.22	(0.04)	(0.04)	12.70
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	12.52
Year Ended October 31, 2014	15.34	0.50	(0.42)	0.08	(0.57)	(0.57)	14.85
Year Ended October 31, 2013	13.57	0.26	1.73	1.99	(0.22)	(0.22)	15.34
Year Ended October 31, 2012	13.00	0.31	0.56	0.87	(0.30)	(0.30)	13.57
Class C Shares
Six Months Ended April 30, 2017*	11.89	0.02	1.16	1.18	(0.07)	(0.07)	13.00
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	11.79
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	14.01
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	14.51
Year Ended October 31, 2012	12.35	0.20	0.54	0.74	(0.23)	(0.23)	12.86
Class R Shares
Six Months Ended April 30, 2017*	12.11	0.05	1.16	1.21	(0.13)	(0.13)	13.19
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	11.97
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	14.22
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	14.71
Year Ended October 31, 2012	12.49	0.27	0.55	0.82	(0.28)	(0.28)	13.03
Institutional Service Class Shares
Six Months Ended April 30, 2017*	12.98	0.09	1.25	1.34	(0.21)	(0.21)	14.11
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	12.77
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	15.16
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	15.64
Year Ended October 31, 2012	13.25	0.35	0.56	0.91	(0.32)	(0.32)	13.84
Institutional Class Shares
Six Months Ended April 30, 2017*	13.04	0.09	1.25	1.34	(0.23)	(0.23)	14.15
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	12.82
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	15.21
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	15.70
Year Ended October 31, 2012	13.29	0.41	0.51	0.92	(0.33)	(0.33)	13.88

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

104	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

10.31%	$45,601	1.41%		1.00%		1.41%		5.36%
1.76%	47,736	1.39	%(g)	1.49%		1.39	%(g)	27.99%
(14.02%)	91,902	1.32	%(g)(h)	1.65	%(h)	1.35	%(g)	14.52%
0.49%	148,018	1.33%		3.30%		1.33%		10.08%
14.75%	222,275	1.33%		1.77%		1.33%		23.35%
6.84%	200,574	1.37%		2.37%		1.37%		15.29%

10.04%	13,740	2.10%		0.30%		2.18%		5.36%
0.97%	14,400	2.10	%(g)	0.70%		2.12	%(g)	27.99%
(14.61%)	22,999	2.01	%(g)(h)	0.97	%(h)	2.04	%(g)	14.52%
(0.24%)	35,696	2.03%		2.68%		2.03%		10.08%
14.02%	42,861	2.01%		1.08%		2.01%		23.35%
6.09%	35,754	2.05%		1.64%		2.05%		15.29%

10.18%	7,549	1.68%		0.75%		1.68%		5.36%
1.42%	7,647	1.67	%(g)	1.08%		1.67	%(g)	27.99%
(14.32%)	14,095	1.62	%(g)(h)	1.34	%(h)	1.65	%(g)	14.52%
0.26%	16,938	1.62%		3.13%		1.62%		10.08%
14.42%	17,303	1.59%		1.51%		1.59%		23.35%
6.67%	11,531	1.58%		2.10%		1.58%		15.29%

10.59%	101,479	1.10%		1.32%		1.10%		5.36%
2.01%	101,655	1.14	%(g)	1.62%		1.14	%(g)	27.99%
(13.97%)	156,489	1.15	%(g)(h)	1.89	%(h)	1.18	%(g)	14.52%
0.75%	185,166	1.16%		3.57%		1.16%		10.08%
14.91%	206,212	1.13%		1.92%		1.13%		23.35%
7.07%	191,580	1.17%		2.61%		1.17%		15.29%

10.48%	329,614	1.04%		1.45%		1.04%		5.36%
2.14%	286,659	1.04	%(g)	1.75%		1.04	%(g)	27.99%
(13.80%)	332,542	1.01	%(g)(h)	2.04	%(h)	1.04	%(g)	14.52%
0.81%	496,344	1.03%		3.73%		1.03%		10.08%
15.14%	558,986	1.01%		2.13%		1.01%		23.35%
7.18%	475,051	1.01%		3.02%		1.01%		15.29%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Includes 0.03% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

2017 Semi-Annual Report	105

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$25.97	$– (g)	$2.13	$2.13	$(0.14)	$(0.08)	$(0.22)	$–	$27.88
Year Ended October 31, 2016	26.87	0.13	1.61	1.74	(0.12)	(2.52)	(2.64)	–	25.97
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	–	26.87
Year Ended October 31, 2014	28.71	0.19	1.32	1.51	(0.27)	(0.31)	(0.58)	–	29.64
Year Ended October 31, 2013	25.95	0.17	2.65	2.82	(0.07)	–	(0.07)	0.01	28.71
Year Ended October 31, 2012	21.68	0.14	4.48	4.62	(0.35)	–	(0.35)	–	25.95
Class C Shares
Six Months Ended April 30, 2017*	23.88	(0.07)	1.95	1.88	–	(0.08)	(0.08)	–	25.68
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	–	23.88
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	–	25.04
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	–	27.81
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	–	(0.02)	0.01	26.97
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	(0.19)	–	24.50
Class R Shares
Six Months Ended April 30, 2017*	24.77	(0.02)	2.01	1.99	(0.11)	(0.08)	(0.19)	–	26.57
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	–	24.77
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	–	25.81
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	–	28.57
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	–	(0.05)	0.01	27.68
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	(0.29)	–	25.06
Institutional Service Class Shares
Six Months Ended April 30, 2017*	26.00	0.02	2.14	2.16	(0.05)	(0.08)	(0.13)	–	28.03
Year Ended October 31, 2016	26.87	0.06	1.71	1.77	(0.12)	(2.52)	(2.64)	–	26.00
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	–	26.87
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	–	29.64
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	–	(0.11)	0.01	28.72
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	(0.42)	–	25.95
Institutional Class Shares
Six Months Ended April 30, 2017*	26.04	0.04	2.12	2.16	(0.21)	(0.08)	(0.29)	–	27.91
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	–	26.04
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	–	26.87
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	–	29.66
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	–	(0.16)	0.01	28.74
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	(0.42)	–	25.98

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

106	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

8.31%		$51,858	1.64	%(h)	– (i)	2.11	%(h)	6.30%
7.53	%(j)	51,530	1.63	%(h)	0.53%	2.09	%(h)	36.40%
(2.39	%)(j)	53,726	1.61	%(h)	1.70%	1.84	%(h)	12.11%
5.32%		64,189	1.60%		0.65%	1.73%		12.93%
10.91%		80,191	1.61%		0.63%	1.76%		34.85%
21.77%		60,672	1.59%		0.62%	2.04%		22.21%

7.91%		1,261	2.30	%(h)	(0.61%)	2.90	%(h)	6.30%
6.85%		1,175	2.30	%(h)	(0.20%)	2.86	%(h)	36.40%
(3.10%)		1,404	2.30	%(h)	1.03%	2.53	%(h)	12.11%
4.60%		1,646	2.30%		(0.03%)	2.43%		12.93%
10.17%		2,208	2.30%		0.08%	2.45%		34.85%
20.92%		521	2.30%		(0.17%)	2.75%		22.21%

8.11%		1,416	1.98	%(h)	(0.17%)	2.45	%(h)	6.30%
7.20	%(j)	947	1.95	%(h)	0.20%	2.41	%(h)	36.40%
(2.74	%)(j)	623	1.91	%(h)	1.38%	2.14	%(h)	12.11%
5.07%		866	1.86%		0.32%	1.99%		12.93%
10.67%		1,749	1.82%		0.55%	1.97%		34.85%
21.44%		499	1.86%		0.25%	2.31%		22.21%

8.36%		48	1.49	%(h)	0.14%	1.96	%(h)	6.30%
7.65%		64	1.52	%(h)	0.24%	1.98	%(h)	36.40%
(2.38%)		1,359	1.55	%(h)	1.71%	1.78	%(h)	12.11%
5.41%		2,201	1.54%		0.78%	1.67%		12.93%
11.11%		1,803	1.47%		1.10%	1.62%		34.85%
21.88%		45	1.54%		0.69%	1.99%		22.21%

8.46%		17,308	1.30	%(h)	0.33%	1.82	%(h)	6.30%
7.92%		19,840	1.30	%(h)	0.71%	1.79	%(h)	36.40%
(2.16%)		48,927	1.30	%(h)	1.27%	1.53	%(h)	12.11%
5.67%		189,864	1.30%		0.99%	1.43%		12.93%
11.29%		212,642	1.30%		0.91%	1.45%		34.85%
22.13%		24,276	1.30%		0.87%	1.75%		22.21%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to less than 0.01%, for Class A, Class C, Class R and Institutional Class, and amounts to 0.01% for the Institutional Service Class, for the six-month period ended April 30, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.
(i)	Amount is less than 0.005%.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2017 Semi-Annual Report	107

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$11.02	$0.03	$(0.10)	$(0.07)	$(0.03)	$(0.10)	$(0.13)	$10.82
Period Ended October 31, 2016(g)	10.00	0.06	0.97	1.03	(0.01)	–	(0.01)	11.02
Class C Shares
Six Months Ended April 30, 2017*	10.95	(0.02)	(0.10)	(0.12)	–	(0.10)	(0.10)	10.73
Period Ended October 31, 2016(g)	10.00	(0.02)	0.97	0.95	– (h)	–	– (h)	10.95
Class R Shares
Six Months Ended April 30, 2017*	11.00	0.01	(0.10)	(0.09)	–	(0.10)	(0.10)	10.81
Period Ended October 31, 2016(g)	10.00	0.03	0.97	1.00	– (h)	–	– (h)	11.00
Institutional Service Class Shares
Six Months Ended April 30, 2017*	11.04	0.04	(0.10)	(0.06)	(0.04)	(0.10)	(0.14)	10.84
Period Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04
Institutional Class Shares
Six Months Ended April 30, 2017*	11.04	0.04	(0.10)	(0.06)	(0.04)	(0.10)	(0.14)	10.84
Period Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

108	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(0.63%)	$25	1.25%	0.49%	12.54%	9.31%
10.27%	22	1.25%	0.67%	19.03%	8.21%

(1.09%)	11	2.00%	(0.33%)	13.29%	9.31%
9.50%	11	2.00%	(0.22%)	19.78%	8.21%

(0.81%)	11	1.50%	0.17%	12.79%	9.31%
10.05%	11	1.50%	0.28%	19.28%	8.21%

(0.51%)	11	1.00%	0.67%	12.29%	9.31%
10.50%	11	1.00%	0.78%	18.78%	8.21%

(0.51%)	1,055	1.00%	0.67%	12.29%	9.31%
10.50%	1,061	1.00%	0.79%	18.78%	8.21%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.
(h)	Less than $0.005 per share.

2017 Semi-Annual Report	109

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$10.95	$– (g)	$1.54	$1.54	$(0.02)	$(0.21)	$(0.23)	$12.26
Period Ended October 31, 2016(h)	10.00	0.01	0.94	0.95	–	–	–	10.95
Class C Shares
Six Months Ended April 30, 2017*	10.89	(0.04)	1.54	1.50	–	(0.21)	(0.21)	12.18
Period Ended October 31, 2016(h)	10.00	(0.05)	0.94	0.89	–	–	–	10.89
Class R Shares
Six Months Ended April 30, 2017*	10.93	(0.01)	1.54	1.53	(0.01)	(0.21)	(0.22)	12.24
Period Ended October 31, 2016(h)	10.00	(0.01)	0.94	0.93	–	–	–	10.93
Institutional Service Class Shares
Six Months Ended April 30, 2017*	10.97	0.01	1.54	1.55	(0.04)	(0.21)	(0.25)	12.27
Period Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97
Institutional Class Shares
Six Months Ended April 30, 2017*	10.97	0.01	1.54	1.55	(0.04)	(0.21)	(0.25)	12.27
Period Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

110	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

14.25%	$42	1.25%	0.01%	12.92%	25.78%
9.50%	12	1.25%	0.09%	15.77%	18.10%

13.94%	12	2.00%	(0.77%)	13.66%	25.78%
8.90%	11	2.00%	(0.67%)	16.52%	18.10%

14.16%	12	1.50%	(0.26%)	13.17%	25.78%
9.30%	11	1.50%	(0.17%)	16.02%	18.10%

14.36%	13	1.00%	0.25%	12.67%	25.78%
9.70%	11	1.00%	0.33%	15.52%	18.10%

14.36%	1,210	1.00%	0.25%	12.66%	25.78%
9.70%	1,053	1.00%	0.33%	15.52%	18.10%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

2017 Semi-Annual Report	111

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$12.13	$0.01	$1.48	$1.49		$(0.02)	$(1.44)	$(1.46)	$12.16
Year Ended October 31, 2016	12.52	0.03	0.21	0.24		(0.02)	(0.61)	(0.63)	12.13
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Year Ended October 31, 2014	12.41	0.12	1.09	1.21		(0.13)	(0.09)	(0.22)	13.40
Year Ended October 31, 2013	9.97	0.11	2.43	2.54		(0.10)	–	(0.10)	12.41
Year Ended October 31, 2012	9.04	0.08	0.91	0.99		(0.06)	–	(0.06)	9.97
Class C Shares
Six Months Ended April 30, 2017*	10.93	(0.03)	1.33	1.30		–	(1.44)	(1.44)	10.79
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14		–	(0.61)	(0.61)	10.93
Year Ended October 31, 2015	12.29	0.02	(0.02)	–	(h)	(0.04)	(0.85)	(0.89)	11.40
Year Ended October 31, 2014	11.40	0.02	1.00	1.02		(0.04)	(0.09)	(0.13)	12.29
Year Ended October 31, 2013	9.18	0.02	2.23	2.25		(0.03)	–	(0.03)	11.40
Year Ended October 31, 2012	8.34	0.01	0.84	0.85		(0.01)	–	(0.01)	9.18
Class R Shares
Six Months Ended April 30, 2017*	11.53	(0.01)	1.40	1.39		–	(1.44)	(1.44)	11.48
Year Ended October 31, 2016	11.96	(0.01)	0.20	0.19		(0.01)	(0.61)	(0.62)	11.53
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	11.96
Year Ended October 31, 2014	11.91	0.09	1.04	1.13		(0.10)	(0.09)	(0.19)	12.85
Year Ended October 31, 2013	9.58	0.08	2.32	2.40		(0.07)	–	(0.07)	11.91
Year Ended October 31, 2012	8.67	0.05	0.89	0.94		(0.03)	–	(0.03)	9.58
Institutional Service Class Shares
Six Months Ended April 30, 2017*	12.74	0.02	1.55	1.57		(0.03)	(1.44)	(1.47)	12.84
Year Ended October 31, 2016	13.09	0.05	0.24	0.29		(0.03)	(0.61)	(0.64)	12.74
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Year Ended October 31, 2014	12.93	0.15	1.14	1.29		(0.15)	(0.09)	(0.24)	13.98
Year Ended October 31, 2013	10.38	0.14	2.53	2.67		(0.12)	–	(0.12)	12.93
Year Ended October 31, 2012	9.40	0.11	0.95	1.06		(0.08)	–	(0.08)	10.38
Institutional Class Shares
Six Months Ended April 30, 2017*	12.76	0.03	1.56	1.59		(0.04)	(1.44)	(1.48)	12.87
Year Ended October 31, 2016	13.10	0.06	0.24	0.30		(0.03)	(0.61)	(0.64)	12.76
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10
Year Ended October 31, 2014	12.94	0.16	1.15	1.31		(0.17)	(0.09)	(0.26)	13.99
Year Ended October 31, 2013	10.38	0.14	2.54	2.68		(0.12)	–	(0.12)	12.94
Year Ended October 31, 2012	9.40	0.11	0.95	1.06		(0.08)	–	(0.08)	10.38

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

112	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

12.87%	$237,358	1.19	%(g)	0.19%	1.26	%(g)	23.45%
2.25%	225,723	1.19	%(g)	0.21%	1.28	%(g)	63.11%
0.50%	247,549	1.17	%(g)	0.87%	1.25	%(g)	16.92%
9.87%	276,861	1.17%		0.92%	1.25%		20.60%
25.54%	282,602	1.15%		0.94%	1.23%		19.53%
11.03%	187,216	1.15%		0.85%	1.28%		27.95%

12.55%	5,603	1.90	%(g)	(0.52%)	2.10	%(g)	23.45%
1.56%	5,883	1.90	%(g)	(0.50%)	2.08	%(g)	63.11%
(0.27%)	7,134	1.90	%(g)	0.15%	1.98	%(g)	16.92%
9.07%	8,469	1.90%		0.19%	1.98%		20.60%
24.60%	9,637	1.90%		0.20%	1.95%		19.53%
10.23%	7,899	1.90%		0.10%	2.00%		27.95%

12.69%	307	1.55	%(g)	(0.19%)	1.62	%(g)	23.45%
1.95%	266	1.51	%(g)	(0.12%)	1.60	%(g)	63.11%
0.23%	458	1.40	%(g)	0.62%	1.48	%(g)	16.92%
9.62%	351	1.40%		0.69%	1.48%		20.60%
25.16%	405	1.40%		0.73%	1.45%		19.53%
10.91%	416	1.40%		0.56%	1.50%		27.95%

12.97%	107,736	1.00	%(g)	0.37%	1.07	%(g)	23.45%
2.52%	101,549	1.00	%(g)	0.40%	1.09	%(g)	63.11%
0.59%	109,288	0.99	%(g)	1.06%	1.07	%(g)	16.92%
10.13%	128,283	0.96%		1.12%	1.07%		20.60%
25.84%	128,368	0.90%		1.21%	1.05%		19.53%
11.37%	115,150	0.90%		1.10%	1.11%		27.95%

13.10%	7,539	0.90	%(g)	0.47%	1.01	%(g)	23.45%
2.63%	6,742	0.90	%(g)	0.50%	1.02	%(g)	63.11%
0.68%	7,059	0.90	%(g)	1.13%	0.98	%(g)	16.92%
10.23%	3,437	0.90%		1.18%	0.98%		20.60%
26.00%	3,867	0.90%		1.21%	0.95%		19.53%
11.37%	2,584	0.90%		1.13%	1.00%		27.95%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.

2017 Semi-Annual Report	113

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$28.71	$(0.04)	$4.02	$3.98	$32.69
Year Ended October 31, 2016	26.62	(0.09)	2.18	2.09	28.71
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	26.62
Year Ended October 31, 2014	21.86	0.01	2.03	2.04	23.90
Year Ended October 31, 2013	15.85	0.05	5.96	6.01	21.86
Year Ended October 31, 2012	14.06	(0.07)	1.86	1.79	15.85
Class C Shares
Six Months Ended April 30, 2017*	25.12	(0.14)	3.52	3.38	28.50
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	25.12
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	23.46
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	21.20
Year Ended October 31, 2013	14.26	(0.07)	5.34	5.27	19.53
Year Ended October 31, 2012	12.73	(0.16)	1.69	1.53	14.26
Class R Shares
Six Months Ended April 30, 2017*	26.67	(0.09)	3.73	3.64	30.31
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	26.67
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	24.78
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	22.30
Year Ended October 31, 2013	14.85	0.01	5.58	5.59	20.44
Year Ended October 31, 2012	13.21	(0.10)	1.74	1.64	14.85
Institutional Service Class Shares
Six Months Ended April 30, 2017*	30.17	– (h)	4.22	4.22	34.39
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	30.17
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	27.90
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	24.96
Year Ended October 31, 2013	16.47	0.09	6.20	6.29	22.76
Year Ended October 31, 2012	14.56	(0.02)	1.93	1.91	16.47
Institutional Class Shares
Six Months Ended April 30, 2017*	30.14	– (h)	4.22	4.22	34.36
Year Ended October 31, 2016	27.87	– (h)	2.27	2.27	30.14
Year Ended October 31, 2015	24.93	– (h)	2.94	2.94	27.87
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	24.93
Year Ended October 31, 2013	16.43	0.12	6.18	6.30	22.73
Year Ended October 31, 2012	14.53	(0.02)	1.92	1.90	16.43

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

114	Semi-Annual Report 2017

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

13.86%		$343,913	1.32%	(0.23%)	1.32%	22.67%
7.85%		259,556	1.46%	(0.33%)	1.39%	32.20%
11.38%		75,005	1.46%	(0.33%)	1.53%	29.43%
9.33%		72,790	1.47%	0.03%	1.59%	29.32%
37.92%		81,916	1.47%	0.25%	1.58%	39.71%
12.73%		70,189	1.47%	(0.46%)	1.55%	23.05%

13.46%		104,280	2.07%	(0.98%)	2.07%	22.67%
7.08%		78,109	2.15%	(0.96%)	2.12%	32.20%
10.66%		35,665	2.15%	(1.02%)	2.22%	29.43%
8.55%		31,346	2.15%	(0.66%)	2.27%	29.32%
36.96%		32,664	2.15%	(0.42%)	2.26%	39.71%
12.02%		29,734	2.15%	(1.13%)	2.23%	23.05%

13.65%		19,925	1.66%	(0.57%)	1.66%	22.67%
7.63	%(g)	13,722	1.68%	(0.49%)	1.65%	32.20%
11.12%		4,601	1.71%	(0.59%)	1.78%	29.43%
9.10%		1,152	1.70%	(0.19%)	1.82%	29.32%
37.64%		1,507	1.67%	0.08%	1.78%	39.71%
12.41%		2,195	1.73%	(0.68%)	1.81%	23.05%

13.99%		64,682	1.09%	0.02%	1.09%	22.67%
8.14%		47,421	1.14%	(0.06%)	1.13%	32.20%
11.78%		9,101	1.18%	(6.38%)	1.25%	29.43%
9.67%		1,626	1.15%	0.33%	1.27%	29.32%
38.19%		1,694	1.15%	0.48%	1.26%	39.71%
13.12%		11,909	1.15%	(0.13%)	1.23%	23.05%

14.00%		1,307,432	1.06%	0.02%	1.06%	22.67%
8.15	%(g)	746,112	1.14%	0.01%	1.12%	32.20%
11.79%		235,400	1.15%	0.02%	1.22%	29.43%
9.68%		27,404	1.15%	0.30%	1.27%	29.32%
38.34%		19,619	1.15%	0.61%	1.26%	39.71%
13.08%		26,346	1.15%	(0.10%)	1.23%	23.05%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Less than $0.005 per share.

2017 Semi-Annual Report	115

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2017, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2017, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)*
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen International Small Cap Fund (“International Small Cap Fund”)
–	Aberdeen Japanese Equities Fund (“Japanese Equities Fund”)
–	Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”)
–	Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”)
–	Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)

*	On November 21, 2016, the Global Equity Fund acquired the assets and assumed the liabilities of the Aberdeen Global Natural Resources Fund (the “Global Natural Resources Fund”). The Global Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Global Natural Resources Fund’s Class A, Class C, Class R, Institutional Service Class and Institutional Class shares were exchanged for Class A, Class C, Class R, Institutional Service Class and Institutional Class shares of the Global Equity Fund, respectively.

The following is a summary of the net assets reorganized and net asset value per share issued as of November 21, 2016.

	Shares Issued of the Global Equity Fund	Fund Net Assets Reorganized from the Global Natural Resources Fund	Net Asset Value Per Shares Issued of the Global Equity Fund
Class A	728,321	$8,732,862	$11.99
Class C	126,679	1,432,891	11.31
Class R	187,862	2,166,589	11.53
Institutional Service Class	51,283	624,420	12.18
Institutional Class	48,395	582,702	12.04

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair Value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

116	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 net asset value. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

2017 Semi-Annual Report	117

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	499,538	9,465,279	–	9,964,817
Preferred Stocks	–	639,696	–	639,696
Short-Term Investment	207,879	–	–	207,879

	707,417	10,104,975	–	10,812,392

China Opportunities Fund
Investments in Securities
Common Stocks	1,072,429	11,350,465	–	12,422,894
Short-Term Investment	875,417	–	–	875,417

	1,947,846	11,350,465	–	13,298,311

Emerging Markets Fund
Investments in Securities
Common Stocks	2,121,220,444	5,461,410,626	–	7,582,631,070
Preferred Stocks	280,680,314	463,422,573	–	744,102,887
Short-Term Investment	212,502,846	–	–	212,502,846

	2,614,403,604	5,924,833,199	–	8,539,236,803

Equity Long-Short Fund
Investments in Securities
Common Stocks–Long Positions	28,484,797	–	–	28,484,797
Short-Term Investment	581,394	–	–	581,394
Common Stocks–Short Positions	(16,080,069)	–	–	(16,080,069)
Exchange Traded Funds–Short Positions	(816,085)	–	–	(816,085)

	12,170,037	–	–	12,170,037

Global Equity Fund
Investments in Securities
Common Stocks	42,807,737	52,262,208	–	95,069,945
Preferred Stocks	5,160,995	2,245,050	–	7,406,045
Short-Term Investment	1,113,893	–	–	1,113,893

	49,082,625	54,507,258	–	103,589,883

International Equity Fund
Investments in Securities
Common Stocks	49,399,861	399,224,723	–	448,624,584
Preferred Stocks	26,192,647	11,946,385	–	38,139,032
Short-Term Investment	8,432,443	–	–	8,432,443

	84,024,951	411,171,108	–	495,196,059

118	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
International Small Cap Fund
Investments in Securities
Common Stocks	28,523,589	44,468,714	–	72,992,303

	28,523,589	44,468,714	–	72,992,303

Japanese Equities Fund
Investments in Securities
Common Stocks	–	1,052,665	–	1,052,665
Short-Term Investment	26,273	–	–	26,273

	26,273	1,052,665	–	1,078,938

U.S. Mid Cap Equity Fund
Investments in Securities
Common Stocks	1,226,742	–	–	1,226,742
Short-Term Investment	49,919	–	–	49,919

	1,276,661	–	–	1,276,661

U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	353,179,366	–	–	353,179,366
Short-Term Investment	5,047,133	–	–	5,047,133

	358,226,499	–	–	358,226,499

U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	1,801,712,469	–	–	1,801,712,469
Short-Term Investment	33,010,229	–	–	33,010,229

	1,834,722,698	–	–	1,834,722,698

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. The following is a summary of transfers from Level 1 and Level 2 as of April 30, 2017:

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific (ex-Japan) Equity Fund	$106,620	$106,835
China Opportunities Fund	$262,312	$675,804
Emerging Markets Fund	$89,428,225	$–
Global Equity Fund	$1,711,786	$–
International Equity Fund	$9,871,729	$–
International Small Cap Fund	$1,471,354	$5,773,470

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of

2017 Semi-Annual Report	119

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

d.	Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

f.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’ shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require

120	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

j.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty of a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Funds’ investment adviser, sub-advisers, distributor and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). On March 6, 2017, the Boards of Standard Life plc and Aberdeen PLC announced that they had reached an agreement on the terms of a merger (“Merger”). The Boards of each of Standard Life plc and Aberdeen PLC believe that the Merger has a compelling strategic and financial rationale through combining complementary strengths to create a world-class investment group. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including regulatory approvals. The portfolio management team for each Fund is not expected to change as a result of the Merger. In addition, the agreements that the Trust, on behalf of the Funds, has with Aberdeen PLC’s subsidiary companies, the services provided by such companies, and the fees charged for those services are not expected to change as a result of the Merger.

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
International Equity Fund	On all assets	0.80%
International Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
Japanese Equities Fund	On all assets	0.65%

2017 Semi-Annual Report	121

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Fund	Fee Schedule
U.S. Mid Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 28, 2018 without the approval of the Independent Trustees of the Board. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Equity Long-Short Fund	1.40%
Global Equity Fund	1.19%
International Equity Fund	1.10%
International Small Cap Fund	1.30%
Japanese Equities Fund	1.00%
U.S. Mid Cap Equity Fund	1.00%
U.S. Multi-Cap Equity Fund	0.90%
U.S. Small Cap Equity Fund	1.15%

The Adviser has also entered into a written contract to reimburse the Equity Long-Short Fund for short-sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date. This contract may not be terminated before February 28, 2018 without the approval of the Independent Trustees of the Board.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

During the year ended October 31, 2016, the following Funds received reimbursement from Aberdeen for certain previously paid Transfer Agent expenses not attributable to the Funds as follows:

Equity Long-Short Fund	$19,386
Global Equity Fund	$17,201
International Equity Fund	$264,886

122	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

In addition and related to the Transfer Agent expenses not attributable to the Funds, Aberdeen has reduced the amounts of prior advisory fees waived and other expenses reimbursed that are eligible for reimbursement in future periods by the following amounts for the following Funds:

China Opportunities Fund	$11,010
Emerging Markets Fund	$36,985
International Small Cap Fund	$1,423
U.S. Multi-Cap Equity Fund	$14,357
U.S. Small Cap Equity Fund	$75,732

As of April 30, 2017, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Six Months Ended April 30, 2017 (expires 4/30/20)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$–	$136,242	$89,826	$127,874	$353,942
China Opportunities Fund	70,511	137,165	136,771	46,228	390,675
Emerging Markets Fund	887,845	3,028,391	2,402,413	1,261,502	7,580,151
Equity Long-Short Fund	23,669	98,729	132,760	77,561	332,719
Global Equity Fund	–	70,298	67,616	28,137	166,051
International Equity Fund	–	–	4,248	5,666	9,914
International Small Cap Fund	196,409	369,096	366,445	167,936	1,099,886
Japanese Equities Fund	–	–	165,646	60,456	226,102
U.S. Mid Cap Equity Fund	–	–	103,780	64,419	168,199
U.S. Multi-Cap Equity Fund	167,080	330,663	329,278	134,852	961,873
U.S. Small Cap Equity Fund	–	85,110	–	–	85,110

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts	listed as “– ” are $0 or round to $0.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%

2017 Semi-Annual Report	123

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Equity Long-Short Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
International Small Cap Fund	0.25%	1.00%	0.50%
Japanese Equities Fund	0.25%	1.00%	0.50%
U.S. Mid Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). For the six-month period ended April 30, 2017, AFD retained commissions of $589,722 from front-end sales charges of Class A shares and $40,841 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Services Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2018, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis). Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2017 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Asia-Pacific (ex-Japan) Equity Fund	$153	$25	$–	$530	$2,933
China Opportunities Fund	3,738	2,009	1,170	330	374
Emerging Markets Fund	162,822	20,996	39,812	236,587	1,713,507
Equity Long-Short Fund	6,702	2,526	2,015	672	20,003
Global Equity Fund	34,709	2,197	2,621	28	3,530
International Equity Fund	33,291	11,568	6,074	43,957	34,408
International Small Cap Fund	22,811	782	978	43	4,968
Japanese Equities Fund	–	–	–	–	–
U.S. Mid Cap Equity Fund	–	–	–	–	–
U.S. Multi-Cap Equity Fund	45,599	3,729	222	52,685	1,432
U.S. Small Cap Equity Fund	158,171	45,750	16,214	34,192	497,700

124	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

e.	Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Trust. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six-month period ended April 30, 2017, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 as follows:

Fund	Purchases	Sales
Equity Long-Short Fund	$131,738	$–
U.S. Multi-Cap Equity Fund	1,151,744	–
U.S. Small Cap Equity Fund	–	995,977

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2017, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$1,024,334	$6,331,464
China Opportunities Fund	835,669	3,951,022
Emerging Markets Fund	681,466,380	678,646,757
Equity Long-Short Fund	11,942,585	49,688,953
Global Equity Fund	16,478,040	22,251,480
International Equity Fund	24,485,748	28,060,525
International Small Cap Fund	4,393,066	9,879,668
Japanese Equities Fund	96,058	113,525
U.S. Mid Cap Equity Fund	301,647	349,737
U.S. Multi-Cap Equity Fund	81,525,517	104,356,650
U.S. Small Cap Equity Fund	861,611,602	369,719,566

5. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2009 were as follows:

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	$8.63	(44.20%	)	$15	1.35%	0.55%	1.54%	241.73%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

6. Portfolio Investment Risks

a.	Country/Regional Focus Risk

Certain Funds may have significant exposure to a single country or geographical region, which involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

2017 Semi-Annual Report	125

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

b.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

c.	Equity-Linked Notes

Certain Funds may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

d.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

e.	Foreign Securities Risk

Certain Funds are subject to Foreign Securities Risk. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and political and economical risks.

Asia-Pacific (ex-Japan) Region. The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under “— Asian Risk.”

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund investing heavily in Asia may be more volatile than a fund which is broadly diversified geographically.

China Risk. The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A Shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

f.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

126	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

g.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

h.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

i.	Long-Short Strategy Risk

The strategy used by Equity Long-Short Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Equity Long-Short Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.

j.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

k.	Mid-Cap Securities Risk

Certain Funds are subject to Mid-Cap Securities Risk. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

l.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financial sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. To the extent that the industrials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

m.	Securities Selection Risk

Each Fund’s investment team may take long positions in securities that underperform the stock market or other funds with similar investment objectives and strategies or take short positions in securities that have positive performance.

2017 Semi-Annual Report	127

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

n.	Short Sale Risk

Certain Funds are subject to Short Sale Risk. This is the risk that the price of a security sold short will increase in value between the time of the short sale and the time a Fund must purchase the security to return it to the lender. A Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A loss on a short sale is increased by the amount of the premium or interest the Fund must pay to the lender of the security.

o.	Small-Cap Securities Risk

Certain Funds are subject to Small-Cap Securities Risk. Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

p.	Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2017, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$9,979,304	$1,345,756	$(512,668)	$833,088
China Opportunities Fund	13,891,310	1,593,728	(2,186,727)	(592,999)
Emerging Markets Fund	7,883,740,196	1,545,023,567	(889,526,960)	655,496,607
Equity Long-Short Fund	24,140,072	5,193,332	(267,213)	4,926,119
Global Equity Fund	94,277,476	14,509,282	(5,196,875)	9,312,407
International Equity Fund	463,535,946	73,741,819	(42,081,706)	31,660,113
International Small Cap Fund	61,965,492	13,910,156	(2,883,345)	11,026,811
Japanese Equities Fund	1,001,816	117,121	(39,999)	77,122
U.S. Mid Cap Equity Fund	1,120,138	170,696	(14,173)	156,523
U.S. Multi-Cap Equity Fund	296,367,698	64,905,441	(3,046,640)	61,858,801
U.S. Small Cap Equity Fund	1,694,668,329	182,884,709	(42,830,340)	140,054,369

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$1,991,125	$–	$1,991,125	$–	$–	$1,991,125
China Opportunities Fund	–	–	–	–	–	–
Emerging Markets Fund	9,497,669	79,747,978	89,245,647	–	–	89,245,647

128	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Equity Long-Short Fund	$–	$14,765,152	$14,765,152	$–	$–	$14,765,152
Global Equity Fund	266,372	–	266,372	–	–	266,372
International Equity Fund	1,934,995	–	1,934,995	–	–	1,934,995
International Small Cap Fund	467,389	8,210,232	8,677,621	–	–	8,677,621
Japanese Equities Fund	847	–	847	–	–	847
U.S. Mid Cap Equity Fund	–	–	–	–	–	–
U.S. Multi-Cap Equity Fund	608,834	17,652,954	18,261,788	–	–	18,261,788
U.S. Small Cap Equity Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$–	$–	$–	$–	$(1,644,706)	$(201,670,068)	$(203,314,774)
China Opportunities Fund	–	102,867	–	–	–	–	3	(2,677,794)	(10,617,640)	(13,192,564)
Emerging Markets Fund	–	85,177,083	–	–	–	–	–	(115,908,468)	(84,529,236)	(115,260,621)
Equity Long-Short Fund	–	–	8,130,719	–	–	(1,081,442)	–	6,905,121	–	13,954,398
Global Equity Fund	–	733,201	–	–	–	–	–	(989,619)	(11,780,752)	(12,037,170)
International Equity Fund	–	6,884,921	–	–	–	–	–	(14,830,832)	(124,780,216)	(132,726,127)
International Small Cap Fund	–	386,064	211,787	–	–	–	–	4,774,619	–	5,372,470
Japanese Equities Fund	–	13,537	–	–	–	–	–	90,821	–	104,358
U.S. Mid Cap Equity Fund	–	23,865	–	–	–	–	–	72,618	–	96,483
U.S. Multi-Cap Equity Fund	–	582,068	39,016,569	–	–	–	–	38,978,895	(14,297,643)	64,279,889
U.S. Small Cap Equity Fund	–	–	–	–	–	(1,581,355)	(1)	13,176,855	(305,602,110)	(294,006,611)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2016, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund through the years indicated.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$123,092,545	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	78,577,523	Unlimited (Long-Term)
China Opportunities Fund	10,001,079	2017 (Short-Term)
China Opportunities Fund	616,561	Unlimited (Long-Term)
Emerging Markets Fund	1,777,779	Unlimited (Short-Term)
Emerging Markets Fund	82,751,457	Unlimited (Long-Term)

2017 Semi-Annual Report	129

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Fund	Amount	Expires
Global Equity Fund	$10,233,313	2017 (Short-Term)
Global Equity Fund	38,612	Unlimited (Short-Term)
Global Equity Fund	1,508,827	Unlimited (Long-Term)
International Equity Fund	84,636,377	2017 (Short-Term)
International Equity Fund	1,844,228	Unlimited (Short-Term)
International Equity Fund	38,299,611	Unlimited (Long-Term)
U.S. Multi-Cap Equity Fund	14,297,643	2017 (Short-Term)
U.S. Small Cap Equity Fund	305,602,110	2017 (Short-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to net operating losses, expired capital loss carryforwards, litigation reclass, spinoff adjustment, Indian capital gains tax, foreign currency gain/(loss), passive foreign investment company gain/(loss), capital gains tax, distribution redesignation, merger tax attributes, non-deductible excise tax and non-deductible organization expenses and 12b-1 fees. These reclassifications have no effect on net assets or net asset values per share.

9. Significant Shareholders

As of April 30, 2017, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	60.1%	4
China Opportunities Fund	22.8	2
Emerging Markets Fund	49.3	3
Equity Long-Short Fund	23.7	2
Global Equity Fund	64.8	2
International Equity Fund	46.5	2
International Small Cap Fund	26.3	1
Japanese Equities Fund	94.8	1
U.S. Mid Cap Equity Fund	93.4	1
U.S. Multi-Cap Equity Fund	13.2	1
U.S. Small Cap Equity Fund	50.1	3

10. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, effective August 12, 2016, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.22% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is

130	Semi-Annual Report 2017

Notes to Financial Statements (concluded)

April 30, 2017 (Unaudited)

determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia-Pacific (ex-Japan) Equity Fund	$1,105,317	2.04%	9
China Opportunities Fund	746,938	1.95%	7
Equity Long-Short Fund	1,093,429	2.05%	61
Global Equity Fund	824,468	1.78%	2
International Small Cap Fund	1,555,000	2.08%	5
U.S. Multi-Cap Equity Fund	950,000	2.02%	8

11. Fund Reorganization

Effective November 21, 2016, the Global Equity Fund acquired all of the assets and assumed all of the liabilities of the Global Natural Resources Fund. The acquisition was accomplished by a tax-free exchange as follows:

1,128,647 shares of the Global Natural Resources Fund, fair valued at $13,539,464 for 1,142,540 shares of the Global Equity Fund.

The investment portfolio and cash of the Global Natural Resources Fund with a fair value of $13,539,464 were the principal assets acquired by the Global Equity Fund. For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at value; however, the cost basis of the investments received from the Global Natural Resources Fund was carried forward to align ongoing reporting of the Global Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Global Equity Fund acquired capital loss carryovers of $33,599,102 (subject to future annual limitations). Immediately prior to the reorganization, the net assets of the Global Natural Resources Fund were $13,539,464.

Assuming that the Global Equity Fund reorganization had been completed on November 1, 2016, the pro forma results of operations for the six-month period ended April 30, 2017 are as follows:

Net investment income	$381,165
Net realized and unrealized gain from investments	9,513,347
Net increase in net assets resulting from operations	9,894,512

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Natural Resources Fund that have been reflected in the statements of operations since November 21, 2016 for the Global Equity Fund.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Global Natural Resources Fund	Global Equity Fund	Global Equity Fund
Net Assets:
Class A/Class A	$8,732,862	$46,748,477	$55,481,339
Class C/Class C	1,432,891	1,403,669	2,836,560
Class R/Class R	2,166,589	1,207,119	3,373,708
Institutional Service Class/ Institutional Service Class	624,420	1,072	625,492
Institutional Class/ Institutional Class	582,702	34,989,408	35,572,110
Shares Outstanding:
Class A/Class A	723,033	3,898,835	4,627,156
Class C/Class C	124,828	124,095	250,774
Class R/Class R	182,410	104,667	292,529
Institutional Service Class/ Institutional Service Class	51,044	88	51,371
Institutional Class/ Institutional Class	47,332	2,906,011	2,954,406

2017 Semi-Annual Report	131

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

	Before Reorganization		After Reorganization
	Global Natural Resources Fund	Global Equity Fund	Global Equity Fund
Net Asset Value per Share:
Class A/Class A	$12.08	$11.99	$11.99
Class C/Class C	11.48	11.31	11.31
Class R/Class R	11.88	11.53	11.53
Institutional Service Class/ Institutional Service Class	12.23	12.18	12.18
Institutional Class/ Institutional Class	12.31	12.04	12.04
Net unrealized appreciation/(depreciation)	300,710	(3,024,250)	(2,723,540)
Accumulated net realized gain/(loss)	(232,050)	391,054	159,004

12. Recent Accounting Pronouncements

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2017.

132	Semi-Annual Report 2017

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2016 and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2016	Actual Ending Account Value, April 30, 2017	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$1,126.80	$1,017.11	$8.17	$7.75	1.55%
	Class C	1,000.00	1,123.30	1,013.59	11.90	11.28	2.26%
	Class R	1,000.00	1,125.40	1,016.07	9.27	8.80	1.76%
	Institutional Service Class	1,000.00	1,127.30	1,018.40	6.80	6.46	1.29%
	Institutional Class	1,000.00	1,128.20	1,018.55	6.65	6.31	1.26%
China Opportunities Fund	Class A	1,000.00	1,106.00	1,014.98	10.34	9.89	1.98%
	Class C	1,000.00	1,103.20	1,011.80	13.66	13.07	2.62%
	Class R	1,000.00	1,104.20	1,013.44	11.95	11.43	2.29%
	Institutional Service Class	1,000.00	1,107.60	1,016.22	9.04	8.65	1.73%
	Institutional Class	1,000.00	1,108.50	1,016.76	8.47	8.10	1.62%
Emerging Markets Fund	Class A	1,000.00	1,070.20	1,017.26	7.80	7.60	1.52%
	Class C	1,000.00	1,066.90	1,014.38	10.76	10.49	2.10%
	Class R	1,000.00	1,069.20	1,016.17	8.93	8.70	1.74%
	Institutional Service Class	1,000.00	1,071.50	1,018.65	6.37	6.21	1.24%
	Institutional Class	1,000.00	1,072.30	1,019.34	5.65	5.51	1.10%
Equity Long-Short Fund	Class A	1,000.00	1,042.90	1,010.02	15.09	14.85	2.98%
	Class C	1,000.00	1,039.90	1,006.89	18.26	17.96	3.61%
	Class R	1,000.00	1,042.10	1,008.68	16.46	16.19	3.25%
	Institutional Service Class	1,000.00	1,044.30	1,011.06	14.04	13.81	2.77%
	Institutional Class	1,000.00	1,044.60	1,011.60	13.48	13.27	2.66%
Global Equity Fund	Class A	1,000.00	1,100.40	1,017.01	8.18	7.85	1.57%
	Class C	1,000.00	1,097.10	1,013.94	11.39	10.94	2.19%
	Class R	1,000.00	1,099.00	1,015.57	9.68	9.30	1.86%
	Institutional Service Class	1,000.00	1,102.90	1,018.84	6.26	6.01	1.20%
	Institutional Class	1,000.00	1,102.20	1,018.89	6.20	5.96	1.19%

2017 Semi-Annual Report	133

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2016	Actual Ending Account Value, April 30, 2017	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
International Equity Fund	Class A	$1,000.00	$1,103.10	$1,017.80	$7.35	$7.05	1.41%
	Class C	1,000.00	1,100.40	1,014.38	10.94	10.49	2.10%
	Class R	1,000.00	1,101.80	1,016.46	8.76	8.40	1.68%
	Institutional Service Class	1,000.00	1,105.90	1,019.34	5.74	5.51	1.10%
	Institutional Class	1,000.00	1,104.80	1,019.64	5.43	5.21	1.04%
International Small Cap Fund	Class A	1,000.00	1,083.10	1,016.66	8.47	8.20	1.64%
	Class C	1,000.00	1,079.10	1,013.39	11.86	11.48	2.30%
	Class R	1,000.00	1,081.10	1,014.98	10.22	9.89	1.98%
	Institutional Service Class	1,000.00	1,083.60	1,017.41	7.70	7.45	1.49%
	Institutional Class	1,000.00	1,084.60	1,018.35	6.72	6.51	1.30%
Japanese Equities Fund	Class A	1,000.00	993.70	1,018.60	6.18	6.26	1.25%
	Class C	1,000.00	989.10	1,014.88	9.86	9.99	2.00%
	Class R	1,000.00	991.90	1,017.36	7.41	7.50	1.50%
	Institutional Service Class	1,000.00	994.90	1,019.84	4.95	5.01	1.00%
	Institutional Class	1,000.00	994.90	1,019.84	4.95	5.01	1.00%
U.S. Mid Cap Equity Fund	Class A	1,000.00	1,142.50	1,018.60	6.64	6.26	1.25%
	Class C	1,000.00	1,139.40	1,014.88	10.61	9.99	2.00%
	Class R	1,000.00	1,141.60	1,017.36	7.97	7.50	1.50%
	Institutional Service Class	1,000.00	1,143.60	1,019.84	5.32	5.01	1.00%
	Institutional Class	1,000.00	1,143.60	1,019.84	5.32	5.01	1.00%
U.S. Multi-Cap Equity Fund	Class A	1,000.00	1,128.70	1,018.89	6.28	5.96	1.19%
	Class C	1,000.00	1,125.50	1,015.37	10.01	9.49	1.90%
	Class R	1,000.00	1,126.90	1,017.11	8.17	7.75	1.55%
	Institutional Service Class	1,000.00	1,129.70	1,019.84	5.28	5.01	1.00%
	Institutional Class	1,000.00	1,131.00	1,020.33	4.76	4.51	0.90%
U.S. Small Cap Equity Fund	Class A	1,000.00	1,138.60	1,018.25	7.00	6.61	1.32%
	Class C	1,000.00	1,134.60	1,014.53	10.96	10.34	2.07%
	Class R	1,000.00	1,136.50	1,016.56	8.79	8.30	1.66%
	Institutional Service Class	1,000.00	1,139.90	1,019.39	5.78	5.46	1.09%
	Institutional Class	1,000.00	1,140.00	1,019.54	5.62	5.31	1.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

134	Semi-Annual Report 2017

FACTS	WHAT DOES ABERDEEN ASSET MANAGEMENT DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account balances

•     Transaction history and assets

•     Account transactions and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Asset Management chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Aberdeen Asset Management Share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•     Call 215-405-5735

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen U.S. Registered Investment Advisers (collectively referred to as “Aberdeen Asset Management”)
What we do
How do Aberdeen Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Asset Management collect my personal information?

We collect your personal information, for example, when you:

•     Open an account or give us your contact information

•    Seek advice about your investments or make deposits or withdrawals from your account

•     Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•     Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•     Aberdeen and Affiliates from using your information to market to you

•     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•    Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•    Aberdeen Asset Management does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Asset Management doesn’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Asset Management, namely Aberdeen Asset Management Inc, Aberdeen Asset Managers Limited, Aberdeen Asset Management Limited, Aberdeen Asset Management Asia Limited, Aberdeen Capital Management LLC, and Arden Asset Management LLC.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles
Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

John T. Sheehy

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President – Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-SAR

Aberdeen Funds

Asset Allocations Series

Semi-Annual Report

April 30, 2017

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Market Review	Page 1
Aberdeen Diversified Alternatives Fund	Page 2
Aberdeen Diversified Income Fund	Page 7
Aberdeen Dynamic Allocation Fund	Page 12

Financial Statements	Page 17

Notes to Financial Statements	Page 30

Shareholder Expense Examples	Page 42

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The vicissitudes of global financial markets over the six-month period ended April 30, 2017 appeared to be slotted between a pair of opposite political bookends. Early in the period in November 2016, Republican Donald Trump surprisingly won the U.S. presidential election, defeating his Democratic party opponent, former U.S. Senator and Secretary of State Hillary Clinton. Trump’s victory seemed to be a continuation of the populist political movement that led to the UK’s vote to leave the European Union (Brexit) five months earlier. Trump had promoted a generally populist message aimed at garnering support from working-class Americans in rural areas in the South and Midwest regions of the U.S. Indeed, his campaign’s promise to “drain the swamp” in the nation’s capital, Washington, D.C., appealed to disaffected blue-collar voters who expressed frustration at being “left behind” during the U.S. economic recovery. However, the new president soon faced numerous political challenges – most notably the ongoing investigation of several members of his administration into possible collusion with the Russian government during the presidential election. Consequently, the myriad distractions hindered Trump’s ability to carry out his policy initiatives over the first four months of his term. Fast-forwarding to the end of the reporting period, the French presidential election took center stage. Global markets were bolstered when independent centrist candidate Emmanuel Macron was the top vote-getter in the first round of the election in late April 2017. Macron subsequently won the final round of the presidential election in early May by a nearly two-to-one margin over far-right candidate Marine Le Pen, who–mirroring Trump–had campaigned on a populist agenda.

The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, rose 12.4% for the reporting period. Shares of U.S. large-cap companies significantly outperformed their Asian counterparts for the period, but lagged the performance of large-cap European stocks. The U.S. broader-market Standard & Poor’s (S&P) 500 Index was up 13.3% for the period, while the MSCI Europe and MSCI All Country (AC) Asia Pacific indices returned 14.5% and 8.1%, respectively. Global emerging markets, as measured by the MSCI Emerging Markets Index, advanced 9.0% for the reporting period, but underperformed their developed-market peers.

Major U.S. equity market indices moved sharply higher over the reporting period despite numerous stretches of uncertainty spurred by investors’ concerns regarding the policies and controversial political developments surrounding the Trump administration. In this “risk-on” environment over the six-month period, shares of small-cap companies, as represented by the Russell 2000 Index, climbed 18.4%, considerably outpacing the 13.3% return of the S&P 500 Index. While the period was marked by mixed economic news–improving employment data but more modest economic growth–most U.S. companies reported strong operating results and generally upbeat outlooks. During the first quarter 2017 earnings reporting season, 75% of S&P 500 Index companies exceeded consensus earnings estimates, and 54% posted better-than-expected revenue.2

UK and European stocks rebounded from the sell-off following the Brexit vote in mid-2016, with both markets posting double-digit gains over the reporting period. Early in the period, markets were rattled by UK Prime Minister Theresa May’s announcement of a hard deadline to begin formal negotiations for the country to exit the European Union, which sent the British pound tumbling to a 31-year low. Article 503 was triggered near the end of the reporting period. The regional markets subsequently rallied late in the period following the results of the French presidential election.

Asian equity markets also saw strong performance over the reporting period. Investor risk appetite initially was weak due to uncertainty over Trump’s surprising U.S. presidential election win, a hard Brexit for the UK, and the U.S. Federal Reserve’s (Fed) hint at three more interest-rate hikes after raising its benchmark rate in December 2016. These issues deepened investors’ concerns over increased volatility across Asian markets. China initially faced headwinds amid worries regarding the weakening yuan, accelerating capital outflows and tightening regulations. However, the market rallied soon thereafter, buttressed by positive economic data reports. At the start of 2017, a strengthening global economy and expectations of a gradual Fed tightening of monetary policy buoyed investor sentiment. Asian markets rebounded swiftly from a sell-off late in the reporting period caused by doubts over Trump’s proposed tax reforms, bolstered by upbeat earnings momentum and exports across the region. The Fed maintained a cautious outlook after it again tightened monetary policy, as widely expected, in March 2017. The Bank of Japan (BoJ) left its benchmark interest rate unchanged at -0.1% during the reporting period, and maintained its 80 trillion yen (approximately US$716 billion) asset-purchase program.

Performance in emerging stock markets was mixed during the six-month reporting period. India was a strong performer, as investors grew more confident that the ruling government’s recent election wins in four out of five states, particularly the country’s largest state, Uttar Pradesh, would provide Prime Minister Narendra Modi the necessary mandate to implement his reform agenda. In the Europe, Middle East and Africa (EMEA) region, Russia was buoyed by stabilizing energy prices and a return to economic growth for the first time in two years. There was weakness in the Latin American stock market over the period. Brazilian equities seesawed on anxiety over whether President Michel Temer’s proposed pension reforms would garner Parliamentary approval, while the central bank continued to cut interest rates. Conversely, Mexico’s central bank raised rates for a fifth consecutive time in March 2017, in an effort to combat inflation.

Global fixed-income markets were volatile over the reporting period. Investment-grade bonds, as represented by the Bloomberg Barclays Global Aggregate Bond Index, declined 1.6% for the period. However, high-yield issues significantly outperformed their investment-grade counterparts, with the Bank of America Merrill Lynch Global High Yield Constrained Index gaining 5.5% for the period. Events in the U.S. dominated the news, most notably Trump’s presidential election victory. This halted the global bond market rally in late 2016, as investors considered the possibility that Trump would increase fiscal spending and lift the inflation outlook. Investors subsequently rotated back into bonds amid growing uncertainty over U.S. trade policies and their potential impact on the global recovery. Towards the end of the reporting period, Asian government bonds rallied further as political tensions escalated following U.S. military strikes in Syria and several botched missile tests by North Korea.

Outlook

We remain generally bullish on the global economy. The politically charged environment in the U.S. notwithstanding, we believe that global gross domestic product growth will accelerate over the remainder of 2017 and remain stable in 2018. In our opinion, the most powerful dynamic is the self-fueling, synchronized and thoroughly virtuous global economic recovery. After dragging each other down after 2008, global economies now appear to be pulling each other up as stronger growth, higher inflation, and–most importantly, in our view – improving confidence whet investors’ risk appetite. We are more optimistic about the outlook for global trade, as data for the start of 2017 indicated a pickup in activity in several regions. Nevertheless, in our view, this trade recovery partially reflects temporary factors such as economic stimulus measures in China, while policy uncertainty in the U.S. is elevated. Consequently, we do not think that the outlook is without risks. Although global inflation pressures recently have weakened, we still anticipate that the Fed will raise its benchmark interest rate twice more in 2017, and three times in 2018, and may begin tapering reinvestments of portfolio holdings around the beginning of next year. However, we think that the European Central Bank (ECB) and the BoJ are a long way from meaningful monetary policy tightening. We believe that the ECB may taper quantitative easing in 2018, while the BoJ most likely will maintain its 0% target for 10-year government bond yields.

Aberdeen Asset Management

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
[2]	Source: FactSet, “Earnings Insight,” May 2017.
[3]	Article 50 contains the procedures to be followed by a country seeking to leave the European Union voluntarily.

2017 Semi-Annual Report	1

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Institutional Class shares net of fees) returned 1.54% for the six-month period ended April 30, 2017, versus the 0.23% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Multi-Strategy Funds (comprising 77 funds), as measured by Lipper, Inc., was 2.82%.

The six-month reporting period was dominated by politics, beginning with the surprise victory of Donald J. Trump in the U.S. presidential election in early November 2016. The Italian Constitutional referendum, as well as national elections in the Netherlands and France, were also noteworthy political events occurring during the period. However, unlike the U.S. election, the results of these three votes were in line with expectations, dampening market reactions following the results. Although the U.S. election dominated headlines and subsequent market reactions, global central banks remained active during the period, with the U.S. Federal Reserve (Fed) in particular continuing its monetary policy tightening cycle, with two 25-basis point interest-rate hikes during its meetings in December 2016 and March 2017. Economic data from the U.S. and Europe showed firming growth and inflation expectations, while consumer metrics (confidence and spending) also trended higher. The European Central Bank (ECB) signaled a more hawkish tone, but indicated that it would keep cheap money gushing for fear of undermining the recovery. At the start of the reporting period, it appeared that investors were the most optimistic since prior to the global financial crisis nearly 10 years earlier; however, much of this optimism faded as President Trump was unable to immediately deliver upon his stated agenda.

Global developed equity markets rallied on the back of expectations for Trump’s agenda (lower taxes, less regulation and better trade deals), while emerging-market equities initially sold off. Emerging-market equities recovered in early 2017, as the markets discounted Trump’s ability to renegotiate trade deals after domestically focused initiatives stalled in the U.S. Congress. Despite the two interest-rate hikes during the period, long-term interest rates in the U.S. continued to decline, providing the credit markets with a strong tailwind. Yield curves in developed markets flattened in response to rising short-term interest rates and subdued inflation pressures, while continued asset purchases by global central banks and other uneconomically motivated purchasers kept the longer end of developed-market yield curves contained. Commodity prices fluctuated during the reporting period, but were generally unchanged, with the exception of Brent crude oil, which increased about 5% over the period. We believe that volatility continues to confuse investors despite expectations of gains across asset classes; virtually all types of volatility trended lower during the period.

During the reporting period, there were some dramatic changes in global markets following the U.S. presidential election, which proved beneficial to the more market directional holdings in the Fund. However, the overall conservative positioning of the Fund hindered its performance for the reporting period. On the directional side, the Fund’s fixed income positions in Eaton Vance Floating Rate Fund and Nuveen Preferred Securities Fund had a positive impact on performance as credit spreads tightened over the period. Additionally, the Fund’s sector basket of biotechnology, financials, and aerospace and defense performed well over the period. Within the Fund’s alternative segment, the holdings in Boston Partners Long/Short Research Fund and Gotham Neutral produced positive absolute returns. Boston Partners had strong gains in the energy, financials and technology sectors. On the negative side, two positions in the Fund’s alternative segment were the primary detractors from performance: Otter Creek Long/Short Opportunity Fund and AQR Managed Futures Strategy Fund (AQR). Otter Creek Long/Short Opportunity Fund was hampered over the reporting period by the decline in market volatility and its poor sector positioning. AQR Managed Futures Strategy Fund also experienced issues with the lower volatility as well as weak results from its fixed income, currency and commodity positions.

At the end of the six-month period ended April 30, 2017, the Fund was invested in line with its alternatives orientation and lower-volatility objective, which is consistent with our current views on the global macroeconomic outlook. We believe that there will be convergence in market views amid a combination of accelerating gross domestic product growth later in 2017, and tempered consumer confidence indicators as reality sinks in and it becomes apparent that implementing Trump’s agenda may take longer than initially hoped. Therefore, our belief is that there will be marginally better global economic growth in 2017, as well as a peak in global inflation. In this scenario, we feel that equity markets have a bit more room to run, with pockets of opportunity in certain sectors; nonetheless, we think that stock and credit selection will become more important as the support of abundant liquidity from global central banks dissipates. However, we still see three key risks centered on China debt sustainability, Eurozone politics, and U.S. protectionism. We think there is a lower probability to the downside, but acknowledge that these are legitimate possibilities that may remain in the back of investors’ minds, and any disappointment in economic data or a geopolitical event could trigger a spike in volatility.

Portfolio Management

Aberdeen Alternatives and Solutions Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2	Semi-Annual Report 2017

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2017 Semi-Annual Report	3

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.31%	2.15%	3.37%	1.48%
	w/SC2	(4.54%)	(3.71%)	2.15%	0.88%
Class C	w/o SC	1.03%	1.55%	2.66%	0.77%
	w/SC3	0.03%	0.55%	2.66%	0.77%
Class R4	w/o SC	1.16%	1.83%	3.04%	1.18%
Institutional Service Class[4,5]	w/o SC	1.47%	2.31%	3.40%	1.50%
Institutional Class[4]	w/o SC	1.54%	2.56%	3.69%	1.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 29, 2016) are based on the performance of the Fund’s Class A shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

4	Semi-Annual Report 2017

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index, the HFRX Global Hedge Fund Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Mutual Funds	87.3%
Exchange Traded Funds	8.4%
Short-Term Investment	3.8%
Other Assets in Excess of Liabilities	0.5%
100.0%

Top Industries
Alternative Investment	59.1%
Fixed Income Funds	33.5%
Equity Funds	3.1%
Other	4.3%
100.0%

Top Holdings*
Eaton Vance Floating-Rate Fund, Class I	19.1%
Gotham Neutral Fund, Institutional Class	15.1%
Boston Partners Long/Short Research Fund, Institutional Class	13.1%
Nuveen Preferred Securities Fund, Institutional Class	9.1%
Otter Creek Long/Short Opportunity Fund, Institutional Class	9.1%
Arbitrage Event Driven Fund, Institutional Class	8.6%
BlackRock Global Long/Short Equity Fund, Institutional Class	8.1%
iShares TIPS Bond ETF	5.3%
AQR Managed Futures Strategy Fund, Class I	5.1%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	2.1%
Other	5.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

2017 Semi-Annual Report	5

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (87.3%)
Alternative Investment (59.1%)
AQR Managed Futures Strategy Fund, Class I	255,884	$2,315,747
Arbitrage Event Driven Fund, Institutional Class (a)	423,317	3,958,013
BlackRock Global Long/Short Equity Fund, Institutional Class (a)	326,331	3,707,118
Boston Partners Long/Short Research Fund, Institutional Class (a)	379,848	6,005,405
Gotham Neutral Fund, Institutional Class (a)	665,024	6,909,601
Otter Creek Long/Short Opportunity Fund, Institutional Class (a)	361,222	4,154,048
		27,049,932
Fixed Income Funds (28.2%)
Eaton Vance Floating-Rate Fund, Class I	970,131	8,740,882
Nuveen Preferred Securities Fund, Institutional Class	239,398	4,172,710
		12,913,592
Total Mutual Funds		39,963,524
EXCHANGE TRADED FUNDS (8.4%)
Equity Funds (3.1%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	25,662	969,767
iShares Nasdaq Biotechnology ETF	1,615	480,689
		1,450,456
Fixed Income Fund (5.3%)
iShares TIPS Bond ETF	21,006	2,415,900
Total Exchange Traded Funds		3,866,356
SHORT-TERM INVESTMENT (3.8%)
State Street Institutional U.S. Government Money Market Fund (b)	1,716,279	1,716,279
Total Short-Term Investment		1,716,279
Total Investments (Cost $45,273,818) (c)—99.5%		45,546,159

Other Assets in Excess of Liabilities—0.5%		249,565
Net Assets—100.0%		$45,795,724

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

6	Semi-Annual Report 2017

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Institutional Class shares at net asset value net of fees) returned 5.41% for the six-month period ended April 30, 2017, versus the -0.67% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (comprising 227 funds), as measured by Lipper, Inc., was 6.63%.

The six-month reporting period was dominated by politics, beginning with the surprise victory of Donald J. Trump in the U.S. presidential election in early November 2016. The Italian Constitutional referendum, as well as national elections in the Netherlands and France, were also noteworthy political events occurring during the period. However, unlike the U.S. election, the results of these three votes were in line with expectations, dampening market reactions following the results. Although the U.S. election dominated headlines and subsequent market reactions, global central banks remained active during the period, with the U.S. Federal Reserve (Fed) in particular continuing its monetary policy tightening cycle, with two 25-basis point interest-rate hikes during its meetings in December 2016 and March 2017. Economic data from the U.S. and Europe showed firming growth and inflation expectations, while consumer metrics (confidence and spending) also trended higher. The European Central Bank (ECB) signaled a more hawkish tone, but indicated that it would keep cheap money gushing for fear of undermining the recovery. At the start of the reporting period, it appeared that investors were the most optimistic since prior to the global financial crisis nearly 10 years earlier; however, much of this optimism faded as President Trump was unable to immediately deliver upon his stated agenda.

Global developed equity markets rallied on the back of expectations for Trump’s agenda (lower taxes, less regulation and better trade deals), while emerging-market equities initially sold off. Emerging-market equities recovered in early 2017, as the markets discounted Trump’s ability to renegotiate trade deals after domestically focused initiatives stalled in the U.S. Congress. Despite the two interest-rate hikes during the period, long-term interest rates in the U.S. continued to decline, providing the credit markets with a strong tailwind. Yield curves in developed markets flattened in response to rising short-term interest rates and subdued inflation pressures, while continued asset purchases by global central banks and other uneconomically motivated purchasers kept the longer end of developed-market yield curves contained. Commodity prices fluctuated during the reporting period but were generally unchanged, with the exception of Brent crude oil, which increased about 5% over the period. We believe that volatility continues to confuse investors despite expectations of gains across asset classes; virtually all types of volatility trended lower during the period.

The latter half of the reporting period encompassed the first few months of President Trump’s administration. Investors appeared to embrace higher-risk assets and the macroeconomic upturn that started mid-year 2016 – well before the election – continued. Fund performance for the reporting period benefited mainly from the equity income exposures. The positions in high-dividend equity, hedged European equity and preferred securities funds were the top three contributors to Fund performance during the period. We felt that our reduction of the Fund’s duration* in favor of income-producing equity was well suited for the macroeconomic environment. The Fund no longer holds several of the securities that detracted from performance over the period, including two actively managed fixed-income funds. Additionally, holdings in a global infrastructure fund and a 10-year U.S. Treasury fund detracted modestly from Fund performance.

At the end of the six-month period ended April 30, 2017, the Fund was invested in line with our current views on the global macroeconomic outlook. We believe that there will be convergence in market views amid a combination of accelerating gross domestic product growth later in 2017 and tempered consumer confidence indicators as reality sinks in and it becomes apparent that implementing Trump’s agenda may take longer than initially hoped. Therefore, our belief is that there will be marginally better global economic growth in 2017, as well as a peak in global inflation. In this scenario, we feel that equity markets have a bit more room to run, with pockets of opportunity in certain sectors. However, we still see three key risks centered on China debt sustainability, Eurozone politics and U.S. protectionism. We think there is a lower probability to the downside, but acknowledge that these are legitimate possibilities that may remain in the back of investors’ minds, and any disappointment in economic data or a geopolitical event could trigger a spike in volatility.

The Fund remains diversified and we feel that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Alternatives and Solutions Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

*	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

2017 Semi-Annual Report	7

Aberdeen Diversified Income Fund (Unaudited) (concluded)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

8	Semi-Annual Report 2017

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	5.17%	8.82%	4.84%	3.98%
	w/SC2	(0.89%)	2.58%	3.61%	3.36%
Class C	w/o SC	4.90%	8.12%	4.10%	3.23%
	w/SC3	3.90%	7.12%	4.10%	3.23%
Class R4	w/o SC	5.07%	8.51%	4.41%	3.60%
Institutional Service Class[4,5]	w/o SC	5.35%	9.14%	5.12%	4.12%
Institutional Class[4]	w/o SC	5.41%	9.22%	5.15%	4.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of the Fund’s Class A shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2017 Semi-Annual Report	9

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Bloomberg Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Exchange Traded Funds	59.4%
Mutual Funds	39.6%
Short-Term Investment	1.0%
Liabilities in Excess of Other Assets	–%
100.0%

Amounts	listed as “–” are 0% or round to 0%

Top Industries
Fixed Income Funds	61.5%
Equity Funds	32.5%
Real Estate Investment Trust (REIT) Funds	5.0%
Other	1.0%
100.0%

Top Holdings*
Vanguard High Dividend Yield ETF	17.0%
Nuveen Preferred Securities Fund, Institutional Class	16.1%
Eaton Vance Floating-Rate Fund, Class I	14.5%
iShares Global High Yield Corporate Bond ETF	9.2%
Oppenheimer International Bond Fund, Class Y	9.0%
iShares Edge U.S. Fixed Income Balanced Risk ETF	6.3%
iShares Cohen & Steers REIT ETF	5.0%
WisdomTree Europe Hedged Equity Fund	4.3%
iShares Emerging Markets Local Currency Bond ETF	4.3%
iShares MSCI EAFE ETF	4.2%
Other	10.1%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

10	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (39.6%)
Fixed Income Funds (39.6%)
Eaton Vance Floating-Rate Fund, Class I	298,081	$2,685,707
Nuveen Preferred Securities Fund, Institutional Class	170,148	2,965,687
Oppenheimer International Bond Fund, Class Y	287,976	1,670,259
		7,321,653
Total Mutual Funds		7,321,653
EXCHANGE TRADED FUNDS (59.4%)
Equity Funds (32.5%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	14,836	560,652
iShares Core S&P 500 ETF	3,110	745,032
iShares MSCI EAFE ETF	12,161	775,872
Vanguard High Dividend Yield ETF	40,343	3,130,213
WisdomTree Europe Hedged Equity Fund	12,314	798,440
		6,010,209
Fixed Income Funds (21.9%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	11,492	1,154,027
iShares Emerging Markets High Yield Bond ETF	7,688	390,397
iShares Emerging Markets Local Currency Bond ETF (a)	17,176	786,832
iShares Global High Yield Corporate Bond ETF	34,180	1,704,215
		4,035,471
Real Estate Investment Trust (REIT) Funds (5.0%)
iShares Cohen & Steers REIT ETF	9,243	920,972
Total Exchange Traded Funds		10,966,652
SHORT-TERM INVESTMENT (1.0%)
State Street Institutional U.S. Government Money Market Fund (b)	187,377	$187,377
Total Short-Term Investment		187,377
Total Investments (Cost $17,714,325) (c)—100.0%		18,475,682

Liabilities in Excess of Other Assets—0.0%		(9,153)
Net Assets—100.0%		$18,466,529

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	11

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Institutional Class shares net of fees) returned 5.31% for the six-month period ended April 30, 2017, versus the 12.06% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (comprising 227 funds), as measured by Lipper, Inc., was 6.63%.

The six-month reporting period was dominated by politics, beginning with the surprise victory of Donald J. Trump in the U.S. presidential election in early November 2016. The Italian Constitutional referendum, as well as national elections in the Netherlands and France, were also noteworthy political events occurring during the period. However, unlike the U.S. election, the results of these three votes were in line with expectations, dampening market reactions following the results. Although the U.S. election dominated headlines and subsequent market reactions, global central banks remained active during the period, with the U.S. Federal Reserve (Fed) in particular continuing its monetary policy tightening cycle, with two 25-basis point interest-rate hikes during its meetings in December 2016 and March 2017. Economic data from the U.S. and Europe showed firming growth and inflation expectations, while consumer metrics (confidence and spending) also trended higher. The European Central Bank (ECB) signaled a more hawkish tone, but indicated that it would keep cheap money gushing for fear of undermining the recovery. At the start of the reporting period, it appeared that investors were the most optimistic since prior to the global financial crisis nearly 10 years earlier; however, much of this optimism faded as President Trump was unable to immediately deliver upon his stated agenda.

Global developed equity markets rallied on the back of expectations for Trump’s agenda (lower taxes, less regulation and better trade deals), while emerging-market equities initially sold off. Emerging-market equities recovered in early 2017, as the markets discounted Trump’s ability to renegotiate trade deals after domestically focused initiatives stalled in the U.S. Congress. Despite the two interest-rate hikes during the period, long-term interest rates in the U.S. continued to decline, providing the credit markets with a strong tailwind. Yield curves in developed markets flattened in response to rising short-term interest rates and subdued inflation pressures, while continued asset purchases by global central banks and other uneconomically motivated purchasers kept the longer end of developed-market yield curves contained. Commodity prices fluctuated during the reporting period but were generally unchanged, with the exception of Brent crude oil, which increased about 5% over the period. We believe that volatility continues to confuse investors despite expectations of gains across asset classes; virtually all types of volatility trended lower during the period.

The latter half of the reporting period encompassed the first few months of President Trump’s administration. Investors appeared to embrace higher-risk assets and the continuation of the macroeconomic upturn that started mid-year 2016–well before the election. Chief beneficiaries of the post-election rally were U.S. small-cap stocks, followed by shares of U.S. mid- and large-cap companies. This rally was fueled by the presumptive shift toward business-friendly policies from the White House, which so far have not materialized. While the Fund certainly participated in the rally, we had positioned the portfolio with a relatively more cautious stance. The Fund’s hedged European equities position contributed to performance over the reporting period as several macroeconomic indicators pointed toward increased business activity. The Fund was conservatively positioned in Europe, given the elections in France and the Netherlands, as well as the Constitutional referendum in Italy, and the ability of electorates to roil the markets. In a strong “risk-on” environment, the Fund’s holdings in 10-year U.S. Treasuries and Treasury Inflation Protected Securities (TIPS) weighed on performance after the U.S. presidential election but subsequently recovered most of the losses as markets adjusted their expectations for the new administration in Washington, D.C. The resulting decline in market volatility detracted from the performance of Fund holding AQR Managed Futures Strategy Fund (AQR), with poor results from AQR’s fixed-income, currency and commodity allocations.

At the end of the six-month period ended April 30, 2017, the Fund was invested in line with its alternatives orientation and lower-volatility objective, and we believe that it is consistent with our current views on the global macroeconomic outlook. We believe that there will be convergence in market views amid a combination of accelerating gross domestic product growth later in 2017, and tempered consumer confidence indicators as reality sinks in and it becomes apparent that implementing Trump’s agenda may take longer than initially hoped. Therefore, our belief is that there will be marginally better global economic growth in 2017, as well as a peak in global inflation. In this scenario, we feel that equity markets have a bit more room to run, with pockets of opportunity in certain sectors; nonetheless, we think that stock and credit selection will become more important as the support of abundant liquidity from global central banks dissipates. However, we still see four key risks centered on China debt sustainability, Eurozone politics, U.S. protectionism, and runaway inflation/deflation. We think there is a lower probability to the downside, but acknowledge that these are legitimate possibilities that may remain in the back of investors’ minds, and any disappointment in economic data or a geopolitical event could trigger a spike in volatility.

The Fund remains diversified and we feel that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Alternatives and Solutions Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information

12	Semi-Annual Report 2017

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2017 Semi-Annual Report	13

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	5.12%	7.78%	5.14%	3.44%
	w/SC2	(0.94%)	1.55%	3.91%	2.83%
Class C	w/o SC	4.76%	7.01%	4.39%	2.70%
	w/SC3	3.76%	6.01%	4.39%	2.70%
Class R4	w/o SC	4.91%	7.38%	4.72%	3.11%
Institutional Service Class[4,5]	w/o SC	5.32%	8.14%	5.42%	3.58%
Institutional Class[4,5]	w/o SC	5.31%	8.11%	5.45%	3.61%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) and Institutional Class (July 29, 2009) are based on the previous performance of the Fund’s Class A shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class and Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

14	Semi-Annual Report 2017

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Exchange Traded Funds	68.9%
Mutual Funds	26.9%
Short-Term Investment	4.0%
Other Assets in Excess of Liabilities	0.2%
100.0%

Top Industries
Fixed Income Funds	44.0%
Equity Funds	42.1%
Alternative Investment	5.5%
Real Estate Investment Trust (REIT) Funds	4.2%
Other	4.2%
100.0%

Top Holdings*
Nuveen Preferred Securities Fund, Institutional Class	10.2%
iShares Russell 2000 ETF	9.2%
iShares Edge U.S. Fixed Income Balanced Risk ETF	8.2%
Eaton Vance Floating-Rate Fund, Class I	8.1%
iShares Russell Midcap ETF	7.2%
iShares Core S&P 500 ETF	6.0%
WisdomTree Europe Hedged Equity Fund	5.7%
AQR Managed Futures Strategy Fund, Class I	5.5%
iShares TIPS Bond ETF	5.0%
iShares Cohen & Steers REIT ETF	4.2%
Other	30.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

2017 Semi-Annual Report	15

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (26.9%)
Alternative Investment (5.5%)
AQR Managed Futures Strategy Fund, Class I	105,151	$951,615
Fixed Income Funds (21.4%)
Eaton Vance Floating-Rate Fund, Class I	155,132	1,397,742
Nuveen Preferred Securities Fund, Institutional Class	101,636	1,771,508
Oppenheimer International Bond Fund, Class Y	93,785	543,956
		3,713,206
Total Mutual Funds		4,664,821
EXCHANGE TRADED FUNDS (68.9%)
Equity Funds (42.1%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	17,637	666,502
iShares Core S&P 500 ETF	4,371	1,047,117
iShares MSCI EAFE ETF	11,172	712,774
iShares MSCI Emerging Markets ETF	12,990	520,379
iShares Nasdaq Biotechnology ETF	609	181,263
iShares Russell 2000 ETF	11,452	1,592,515
iShares Russell Midcap ETF	6,594	1,243,958
Vanguard High Dividend Yield ETF	4,634	359,552
WisdomTree Europe Hedged Equity Fund	15,104	979,343
		7,303,403
Fixed Income Funds (22.6%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	14,084	1,414,315
iShares Emerging Markets High Yield Bond ETF	5,328	270,556
iShares Emerging Markets Local Currency Bond ETF (a)	13,887	636,163
iShares Global High Yield Corporate Bond ETF	14,436	719,779
iShares TIPS Bond ETF	7,577	871,431
		3,912,244
Real Estate Investment Trust (REIT) Funds (4.2%)
iShares Cohen & Steers REIT ETF	7,251	722,490
Total Exchange Traded Funds		11,938,137
SHORT-TERM INVESTMENT (4.0%)
State Street Institutional U.S. Government Money Market Fund (b)	686,214	686,214
Total Short-Term Investment		686,214
Total Investments (Cost $16,728,677) (c)—99.8%		17,289,172

Other Assets in Excess of Liabilities—0.2%		39,915
Net Assets—100.0%		$17,329,087

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

16	Semi-Annual Report 2017

Statements of Assets and Liabilities (Unaudited)

April 30, 2017

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$43,829,880	$18,288,305	$16,602,958
Short-term investments, at value	1,716,279	187,377	686,214

Total investments	45,546,159	18,475,682	17,289,172

Receivable for investments sold	362,497	–	30,581
Receivable for capital shares issued	70,577	120,242	515
Interest and dividends receivable	41,259	27,631	13,574
Receivable from Adviser	17,456	12,712	13,306
Prepaid expenses	37,579	36,367	37,107

Total assets	46,075,527	18,672,634	17,384,255

Liabilities:
Payable for investments purchased	48,022	29,107	14,583
Payable for capital shares redeemed	163,971	136,070	1,209
Accrued expenses and other payables:
Audit fees	15,149	15,149	15,150
Distribution fees	10,553	10,971	8,829
Printing fees	15,546	7,506	7,006
Sub-transfer agent and administrative services fees	8,855	1,649	2,412
Investment advisory fees	5,795	2,295	2,138
Transfer agent fees	4,769	1,093	1,771
Administration fees	3,091	1,224	1,140
Fund accounting fees	1,725	502	528
Custodian fees	1,049	164	5
Legal fees	546	189	185
Other	732	186	212

Total liabilities	279,803	206,105	55,168

Net Assets	$45,795,724	$18,466,529	$17,329,087

Cost:
Investments	$43,557,539	$17,526,948	$16,042,463
Short-term investments	1,716,279	187,377	686,214

Represented by:
Capital	$71,366,855	$18,325,089	$17,439,219
Accumulated net investment income	47,076	71,087	11,462
Accumulated net realized loss from investments	(25,890,548)	(691,004)	(682,089)
Net unrealized appreciation on investments	272,341	761,357	560,495

Net Assets	$45,795,724	$18,466,529	$17,329,087

Net Assets:
Class A Shares	$14,560,442	$5,112,495	$6,825,400
Class C Shares	8,031,486	11,696,454	8,778,788
Class R Shares	1,667,553	341,231	547,599
Institutional Service Class Shares	1,013	36,243	10,766
Institutional Class Shares	21,535,230	1,280,106	1,166,534

Total	$45,795,724	$18,466,529	$17,329,087

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	17

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2017

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,147,620	419,609	514,396
Class C Shares	660,188	982,262	676,222
Class R Shares	132,742	28,311	41,534
Institutional Service Class Shares	79	2,980	815
Institutional Class Shares	1,679,788	105,115	88,082

Total	3,620,417	1,538,277	1,321,049

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.69	$12.18	$13.27
Class C Shares (a)	$12.17	$11.91	$12.98
Class R Shares	$12.56	$12.05	$13.18
Institutional Service Class Shares	$12.82	$12.16	$13.21
Institutional Class Shares	$12.82	$12.18	$13.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.46	$12.92	$14.08
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

18	Semi-Annual Report 2017

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2017

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$301,568	$295,207	$175,154
Dividend income from affiliates	–	57,020	32,923
Interest income	4,282	634	1,677
Other income	–	28	1

	305,850	352,889	209,755

EXPENSES:
Investment advisory fees	37,673	14,171	13,203
Administration fees	20,092	7,558	7,042
Distribution fees Class A	18,501	6,660	8,810
Distribution fees Class C	46,140	60,221	44,610
Distribution fees Class R	4,326	804	1,279
Sub-transfer agent and administrative service fees Class A	13,592	2,084	2,988
Sub-transfer agent and administrative service fees Institutional Class	10,500	331	1,027
Sub-transfer agent and administrative service fees Class C	6,686	4,710	4,826
Sub-transfer agent and administrative service fees Class R	1,445	209	419
Sub-transfer agent and administrative service fees Institutional Service Class	3	–	–
Fund accounting fees	2,964	981	963
Transfer agent fees	16,367	8,862	10,789
Trustee fees	1,981	708	671
Legal fees	1,770	637	603
Printing fees	17,642	9,565	9,256
Custodian fees	2,959	1,492	1,640
Registration and filing fees	35,819	34,086	34,689
Audit fees	12,149	12,149	12,149
Other	5,202	2,765	2,742

Total operating expenses before reimbursed/waived expenses	255,811	167,993	157,706
Expenses reimbursed/waived by investment advisor	(109,017)	(74,396)	(77,595)

Net expenses	146,794	93,597	80,111

Net Investment Income	159,056	259,292	129,644

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	477,015	39,996	50,335
Realized gain distributions from underlying non-affiliated funds	–	–	–
Realized gain/(loss) from investment transactions from affiliated funds	(826,911)	(230,778)	258,390
Realized gain/(loss) from investment transactions from non-affiliated funds	(137,915)	30,712	121,540

Net realized gain/(loss) from investments	(487,811)	(160,070)	430,265

Net change in unrealized appreciation/(depreciation) on affiliated funds	373,362	172,401	(135,429)
Net change in unrealized appreciation on non-affiliated funds	599,724	663,174	429,465

Net change in unrealized appreciation on investments	973,086	835,575	294,036

Net realized/unrealized gain from investments	485,275	675,505	724,301

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$644,331	$934,797	$853,945

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	19

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$159,056	$1,142,349	$259,292	$528,628	$129,644	$335,020
Net realized gain/(loss) from investments	(487,811)	(4,721,220)	(160,070)	(540,343)	430,265	(365,913)
Net change in unrealized appreciation on investments	973,086	1,128,379	835,575	654,626	294,036	161,559

Changes in net assets resulting from operations	644,331	(2,450,492)	934,797	642,911	853,945	130,666

Distributions to Shareholders From:
Net investment income:
Class A	(42,478)	(287,575)	(83,178)	(164,376)	(75,142)	(166,526)
Class C	(3,181)	(114,337)	(145,108)	(288,554)	(73,038)	(151,820)
Class R	(3,468)	(17,432)	(4,290)	(10,003)	(4,826)	(7,968)
Institutional Service Class	(3)	(280)	(571)	(1,018)	(129)	(239)
Institutional Class	(103,162)	(1,037,869)	(19,731)	(35,748)	(12,649)	(42,445)
Net realized gains:
Class A	–	–	–	(49,208)	–	(4,466)
Class C	–	–	–	(112,812)	–	(6,061)
Class R	–	–	–	(3,342)	–	(247)
Institutional Service Class	–	–	–	(249)	–	(6)
Institutional Class	–	–	–	(9,596)	–	(1,217)

Change in net assets from shareholder distributions	(152,292)	(1,457,493)	(252,878)	(674,906)	(165,784)	(380,995)

Common Stock Transactions:
Change in net assets from capital transactions	(13,773,866)	(86,643,398)	(1,373,660)	(3,263,715)	(2,263,239)	(3,395,198)

Change in net assets	(13,281,827)	(90,551,383)	(691,741)	(3,295,710)	(1,575,078)	(3,645,527)

Net Assets:
Beginning of period	59,077,551	149,628,934	19,158,270	22,453,980	18,904,165	22,549,692

End of period	$45,795,724	$59,077,551	$18,466,529	$19,158,270	$17,329,087	$18,904,165

Accumulated net investment income at end of period	$47,076	$40,312	$71,087	$64,673	$11,462	$47,602

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

20	Semi-Annual Report 2017

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,510,570	$10,166,808	$228,169	$669,224	$169,503	$532,382
Dividends reinvested	38,880	258,875	66,048	161,355	60,326	131,001
Cost of shares redeemed	(5,238,774)	(20,964,553)	(765,040)	(1,717,964)	(1,320,650)	(1,605,693)

Total Class A	(1,689,324)	(10,538,870)	(470,823)	(887,385)	(1,090,821)	(942,310)

Class C Shares
Proceeds from shares issued	41,062	625,277	372,660	538,381	173,197	298,508
Dividends reinvested	1,876	67,563	99,384	270,661	45,953	97,862
Cost of shares redeemed	(2,767,493)	(6,415,616)	(1,502,336)	(2,898,023)	(1,255,932)	(2,487,871)

Total Class C	(2,724,555)	(5,722,776)	(1,030,292)	(2,088,981)	(1,036,782)	(2,091,501)

Class R Shares
Proceeds from shares issued	341,206	1,062,944	30,009	47,890	46,871	102,113
Dividends reinvested	2,622	12,891	15	34	3,629	6,602
Cost of shares redeemed	(549,971)	(528,285)	(13,524)	(155,883)	(31,615)	(100,541)

Total Class R	(206,143)	547,550	16,500	(107,959)	18,885	8,174

Institutional Service Class Shares
Proceeds from shares issued	1,000	–	1,468	–	–	–
Dividends reinvested	3	280	571	1,267	129	245
Cost of shares redeemed	(19,103)	–	–	–	–	–

Total Institutional Service Class	(18,100)	280	2,039	1,267	129	245

Institutional Class Shares
Proceeds from shares issued	3,887,363	10,414,345	395,579	154,738	407,714	941,551
Dividends reinvested	87,890	914,983	16,224	37,357	8,520	24,499
Cost of shares redeemed	(13,110,997)	(82,258,910)	(302,887)	(372,752)	(570,884)	(1,335,856)

Total Institutional Class	(9,135,744)	(70,929,582)	108,916	(180,657)	(154,650)	(369,806)

Change in net assets from capital transactions:	$(13,773,866)	$(86,643,398)	$(1,373,660)	$(3,263,715)	$(2,263,239)	$(3,395,198)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	21

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

SHARE TRANSACTIONS:
Class A Shares
Issued	276,774	811,324	19,266	57,547	13,078	42,528
Reinvested	3,077	20,553	5,611	14,081	4,714	10,317
Redeemed	(414,654)	(1,674,760)	(63,774)	(149,232)	(102,372)	(128,320)

Total Class A Shares	(134,803)	(842,883)	(38,897)	(77,604)	(84,580)	(75,475)

Class C Shares
Issued	3,414	51,813	32,298	47,760	13,644	24,214
Reinvested	155	5,572	8,643	24,183	3,670	7,858
Redeemed	(228,547)	(529,963)	(128,686)	(256,867)	(99,349)	(201,023)

Total Class C Shares	(224,978)	(472,578)	(87,745)	(184,924)	(82,035)	(168,951)

Class R Shares
Issued	27,297	85,462	2,578	4,272	3,619	8,321
Reinvested	210	1,032	1	2	286	523
Redeemed	(44,091)	(42,629)	(1,166)	(13,623)	(2,441)	(7,983)

Total Class R Shares	(16,584)	43,865	1,413	(9,349)	1,464	861

Institutional Service Class Shares
Issued	79	–	124	–	–	–
Reinvested	–	23	49	110	10	19
Redeemed	(1,499)	–	–	–	–	–

Total Institutional Service Class Shares	(1,420)	23	173	110	10	19

Institutional Class Shares
Issued	304,628	824,872	32,940	13,360	31,869	74,306
Reinvested	6,894	72,024	1,378	3,263	667	1,942
Redeemed	(1,031,135)	(6,563,532)	(25,312)	(32,647)	(44,707)	(106,695)

Total Institutional Class Shares	(719,613)	(5,666,636)	9,006	(16,024)	(12,171)	(30,447)

Total change in shares:	(1,097,398)	(6,938,209)	(116,050)	(287,791)	(177,312)	(273,993)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

22	Semi-Annual Report 2017

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$12.56	$0.03		$0.13	$0.16	$(0.03)	$(0.03)	$12.69
Year Ended October 31, 2016	12.82	0.13		(0.24)	(0.11)	(0.15)	(0.15)	12.56
Year Ended October 31, 2015	13.32	0.17		(0.39)	(0.22)	(0.28)	(0.28)	12.82
Year Ended October 31, 2014	12.63	0.05		0.79	0.84	(0.15)	(0.15)	13.32
Year Ended October 31, 2013	11.64	0.12		1.01	1.13	(0.14)	(0.14)	12.63
Year Ended October 31, 2012	10.93	0.18		0.70	0.88	(0.17)	(0.17)	11.64
Class C Shares
Six Months Ended April 30, 2017*	12.05	–	(h)	0.12	0.12	– (h)	– (h)	12.17
Year Ended October 31, 2016	12.33	0.04		(0.22)	(0.18)	(0.10)	(0.10)	12.05
Year Ended October 31, 2015	12.89	0.10		(0.39)	(0.29)	(0.27)	(0.27)	12.33
Year Ended October 31, 2014	12.22	(0.05)		0.77	0.72	(0.05)	(0.05)	12.89
Year Ended October 31, 2013	11.33	0.03		0.97	1.00	(0.11)	(0.11)	12.22
Year Ended October 31, 2012	10.67	0.10		0.68	0.78	(0.12)	(0.12)	11.33
Class R Shares
Six Months Ended April 30, 2017*	12.44	0.02		0.12	0.14	(0.02)	(0.02)	12.56
Year Ended October 31, 2016	12.72	0.07		(0.22)	(0.15)	(0.13)	(0.13)	12.44
Year Ended October 31, 2015	13.25	0.11		(0.36)	(0.25)	(0.28)	(0.28)	12.72
Year Ended October 31, 2014	12.56	0.02		0.78	0.80	(0.11)	(0.11)	13.25
Year Ended October 31, 2013	11.61	0.06		1.01	1.07	(0.12)	(0.12)	12.56
Year Ended October 31, 2012	10.90	0.14		0.71	0.85	(0.14)	(0.14)	11.61
Institutional Service Class Shares
Six Months Ended April 30, 2017*	12.68	0.37		(0.19)	0.18	(0.04)	(0.04)	12.82
Year Ended October 31, 2016	12.94	0.15		(0.22)	(0.07)	(0.19)	(0.19)	12.68
Year Ended October 31, 2015	13.44	0.20		(0.38)	(0.18)	(0.32)	(0.32)	12.94
Year Ended October 31, 2014	12.75	0.09		0.80	0.89	(0.20)	(0.20)	13.44
Year Ended October 31, 2013	11.73	0.15		1.02	1.17	(0.15)	(0.15)	12.75
Period from September 24, 2012 through October 31, 2012(j)(k)	11.81	0.01		(0.09)	(0.08)	–	–	11.73
Institutional Class Shares
Six Months Ended April 30, 2017*	12.68	0.06		0.14	0.20	(0.06)	(0.06)	12.82
Year Ended October 31, 2016	12.93	0.20		(0.27)	(0.07)	(0.18)	(0.18)	12.68
Year Ended October 31, 2015	13.43	0.21		(0.39)	(0.18)	(0.32)	(0.32)	12.93
Year Ended October 31, 2014	12.75	0.08		0.80	0.88	(0.20)	(0.20)	13.43
Year Ended October 31, 2013	11.73	0.15		1.02	1.17	(0.15)	(0.15)	12.75
Year Ended October 31, 2012	11.00	0.22		0.71	0.93	(0.20)	(0.20)	11.73

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

24	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

1.31%		$14,560	0.68	%(g)	0.54%	1.05	%(g)	19.31%
(0.87%)		16,106	0.62	%(g)	1.01%	0.88	%(g)	36.02%
(1.68%)		27,238	0.57%		1.31%	0.80%		78.72%
6.70%		21,608	0.52%		0.36%	0.88%		54.26%
9.76%		6,135	0.52%		1.02%	1.20%		47.20%
8.14%		6,418	0.52%		1.65%	1.14%		51.62%

1.03%		8,031	1.25	%(g)	(0.03%)	1.76	%(g)	19.31%
(1.45%)		10,664	1.25	%(g)	0.34%	1.60	%(g)	36.02%
(2.35%)		16,740	1.25%		0.79%	1.48%		78.72%
5.91%		15,565	1.25%		(0.36%)	1.61%		54.26%
8.91%		12,467	1.25%		0.26%	1.93%		47.20%
7.39%		13,368	1.25%		0.93%	1.87%		51.62%

1.16%		1,668	0.92	%(g)	0.30%	1.29	%(g)	19.31%
(1.17%)		1,858	0.92	%(g)	0.58%	1.18	%(g)	36.02%
(1.98%)		1,341	0.87%		0.81%	1.10%		78.72%
6.37	%(i)	348	0.83%		0.14%	1.19%		54.26%
9.32	%(i)	371	0.88%		0.51%	1.56%		47.20%
7.85	%(i)	277	0.91%		1.22%	1.53%		51.62%

1.47%		1	0.33	%(g)	0.88%	0.70	%(g)	19.31%
(0.55%)		19	0.32	%(g)	1.22%	0.58	%(g)	36.02%
(1.38%)		19	0.25%		1.54%	0.48%		78.72%
7.02%		12	0.25%		0.65%	0.61%		54.26%
10.03%		11	0.25%		1.22%	0.93%		47.20%
(0.68%)		10	0.25%		0.56%	0.87%		51.62%

1.54%		21,535	0.25	%(g)	0.97%	0.70	%(g)	19.31%
(0.51%)		30,431	0.25	%(g)	1.58%	0.55	%(g)	36.02%
(1.38%)		104,291	0.25%		1.59%	0.48%		78.72%
6.94%		66,073	0.25%		0.58%	0.61%		54.26%
10.03%		3,261	0.25%		1.19%	0.93%		47.20%
8.54	%(i)	2,970	0.25%		1.95%	0.87%		51.62%

(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented in the table above and in Note 5 in the accompanying notes to financial statements is for two separate periods of time when shareholders were invested in the class.
(k)	For the period from September 24, 2012 through October 31, 2012.

2017 Semi-Annual Report	25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$11.76	$0.19	$0.41	$0.60	$(0.18)	$–	$(0.18)	$12.18
Year Ended October 31, 2016	11.73	0.35	0.10	0.45	(0.33)	(0.09)	(0.42)	11.76
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Year Ended October 31, 2014	12.58	0.39	0.48	0.87	(0.46)	–	(0.46)	12.99
Year Ended October 31, 2013	12.03	0.35	0.56	0.91	(0.36)	–	(0.36)	12.58
Year Ended October 31, 2012	11.39	0.25	0.62	0.87	(0.23)	–	(0.23)	12.03
Class C Shares
Six Months Ended April 30, 2017*	11.49	0.14	0.42	0.56	(0.14)	–	(0.14)	11.91
Year Ended October 31, 2016	11.47	0.26	0.10	0.36	(0.25)	(0.09)	(0.34)	11.49
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	–	(0.37)	12.75
Year Ended October 31, 2013	11.81	0.25	0.56	0.81	(0.27)	–	(0.27)	12.35
Year Ended October 31, 2012	11.18	0.17	0.61	0.78	(0.15)	–	(0.15)	11.81
Class R Shares
Six Months Ended April 30, 2017*	11.63	0.16	0.42	0.58	(0.16)	–	(0.16)	12.05
Year Ended October 31, 2016	11.61	0.32	0.09	0.41	(0.30)	(0.09)	(0.39)	11.63
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	–	(0.41)	12.90
Year Ended October 31, 2013	11.94	0.29	0.57	0.86	(0.31)	–	(0.31)	12.49
Year Ended October 31, 2012	11.31	0.19	0.62	0.81	(0.18)	–	(0.18)	11.94
Institutional Service Class Shares
Six Months Ended April 30, 2017*	11.74	0.20	0.42	0.62	(0.20)	–	(0.20)	12.16
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.37)	(0.09)	(0.46)	11.74
Year Ended October 31, 2015	12.97	0.38	(0.61)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.39	0.57	0.96	(0.40)	–	(0.40)	12.57
Period from September 24, 2012 through October 31, 2012(i)(j)	12.06	0.03	(0.08)	(0.05)	–	–	–	12.01
Institutional Class Shares
Six Months Ended April 30, 2017*	11.75	0.21	0.42	0.63	(0.20)	–	(0.20)	12.18
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.36)	(0.09)	(0.45)	11.75
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.38	0.57	0.95	(0.40)	–	(0.40)	12.56
Year Ended October 31, 2012	11.38	0.28	0.61	0.89	(0.26)	–	(0.26)	12.01

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

26	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

5.17%		$5,112	0.58%		3.16%	1.31%		25.97%
4.00%		5,390	0.56%		3.02%	1.22%		20.87%
(2.21%)		6,291	0.53	%(g)	3.07%	1.16	%(g)	50.74%
7.10%		7,542	0.51%		3.06%	1.08%		29.19%
7.69%		8,357	0.53%		2.82%	1.00%		37.01%
7.73	%(h)	10,538	0.53%		2.15%	1.00%		65.34%

4.90%		11,696	1.25%		2.48%	2.06%		25.97%
3.24%		12,293	1.25%		2.33%	1.96%		20.87%
(2.96%)		14,396	1.25	%(g)	2.33%	1.88	%(g)	50.74%
6.34	%(h)	14,906	1.25%		2.31%	1.82%		29.19%
6.96	%(h)	17,824	1.25%		2.09%	1.72%		37.01%
7.01	%(h)	22,488	1.25%		1.45%	1.72%		65.34%

5.07%		341	0.88%		2.80%	1.61%		25.97%
3.65%		313	0.85%		2.77%	1.51%		20.87%
(2.75%)		421	0.98	%(g)	2.64%	1.61	%(g)	50.74%
6.66%		408	0.97%		2.58%	1.54%		29.19%
7.29%		387	0.96%		2.39%	1.43%		37.01%
7.20%		384	0.99%		1.63%	1.46%		65.34%

5.35%		36	0.25%		3.46%	0.98%		25.97%
4.28%		33	0.25%		3.32%	0.91%		20.87%
(1.91%)		32	0.25	%(g)	3.16%	0.88	%(g)	50.74%
7.32	%(h)	12	0.25%		3.31%	0.82%		29.19%
8.10	%(h)	11	0.25%		3.10%	0.72%		37.01%
(0.41	%)(h)	10	0.25%		2.52%	0.72%		65.34%

5.41%		1,280	0.25%		3.49%	1.04%		25.97%
4.30%		1,129	0.25%		3.32%	0.95%		20.87%
(1.91%)		1,314	0.25	%(g)	3.30%	0.88	%(g)	50.74%
7.40%		2,339	0.25%		3.32%	0.82%		29.19%
8.01%		1,953	0.25%		3.10%	0.72%		37.01%
7.95%		1,756	0.25%		2.39%	0.72%		65.34%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented in the table above and in Note 5 in the accompanying notes to financial statements is for two separate periods of time when shareholders were invested in the class.
(j)	For the period from September 24, 2012 through October 31, 2012.

2017 Semi-Annual Report	27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$12.76	$0.12	$0.53	$0.65	$(0.14)	$–	$(0.14)	$13.27
Year Ended October 31, 2016	12.86	0.24	(0.07)	0.17	(0.26)	(0.01)	(0.27)	12.76
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	–	(0.34)	12.86
Year Ended October 31, 2014	12.51	0.20	0.80	1.00	(0.21)	–	(0.21)	13.30
Year Ended October 31, 2013	11.52	0.17	1.01	1.18	(0.19)	–	(0.19)	12.51
Year Ended October 31, 2012	10.87	0.21	0.64	0.85	(0.20)	–	(0.20)	11.52
Class C Shares
Six Months Ended April 30, 2017*	12.49	0.07	0.52	0.59	(0.10)	–	(0.10)	12.98
Year Ended October 31, 2016	12.60	0.15	(0.07)	0.08	(0.18)	(0.01)	(0.19)	12.49
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	–	(0.26)	12.60
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	–	(0.11)	13.06
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	–	(0.12)	12.28
Year Ended October 31, 2012	10.69	0.13	0.62	0.75	(0.12)	–	(0.12)	11.32
Class R Shares
Six Months Ended April 30, 2017*	12.68	0.09	0.53	0.62	(0.12)	–	(0.12)	13.18
Year Ended October 31, 2016	12.79	0.19	(0.08)	0.11	(0.21)	(0.01)	(0.22)	12.68
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	–	(0.29)	12.79
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	–	(0.15)	13.23
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	–	(0.16)	12.45
Year Ended October 31, 2012	10.83	0.15	0.66	0.81	(0.17)	–	(0.17)	11.47
Institutional Service Class Shares
Six Months Ended April 30, 2017*	12.70	0.14	0.53	0.67	(0.16)	–	(0.16)	13.21
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.30)	(0.01)	(0.31)	12.70
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	–	(0.23)	12.46
Period from September 24, 2012 through October 31, 2012(h)(i)	11.58	0.01	(0.12)	(0.11)	–	–	–	11.47
Institutional Class Shares
Six Months Ended April 30, 2017*	12.72	0.14	0.53	0.67	(0.15)	–	(0.15)	13.24
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.28)	(0.01)	(0.29)	12.72
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	–	(0.23)	12.46
Year Ended October 31, 2012	10.83	0.19	0.68	0.87	(0.23)	–	(0.23)	11.47

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

28	Semi-Annual Report 2017

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

5.12%		$6,825	0.58%	1.79%	1.40%	39.95%
1.30%		7,641	0.56%	1.92%	1.24%	40.08%
(0.82%)		8,677	0.53%	2.50%	1.19%	40.49%
8.03%		9,506	0.52%	1.58%	1.16%	52.34%
10.35%		9,937	0.52%	1.44%	1.07%	67.49%
7.93	%(g)	11,682	0.53%	1.90%	1.08%	60.45%

4.76%		8,779	1.25%	1.14%	2.17%	39.95%
0.58%		9,470	1.25%	1.24%	2.00%	40.08%
(1.55%)		11,687	1.25%	1.78%	1.91%	40.49%
7.28%		12,939	1.25%	0.85%	1.89%	52.34%
9.58%		15,123	1.25%	0.71%	1.80%	67.49%
7.10%		16,890	1.25%	1.18%	1.80%	60.45%

4.91%		548	0.91%	1.47%	1.73%	39.95%
0.84%		508	0.93%	1.52%	1.61%	40.08%
(1.16%)		501	0.96%	2.04%	1.62%	40.49%
7.52%		454	0.95%	1.15%	1.59%	52.34%
9.99%		406	0.92%	1.02%	1.47%	67.49%
7.55%		288	0.89%	1.38%	1.44%	60.45%

5.32%		11	0.25%	2.12%	1.07%	39.95%
1.58%		10	0.25%	2.22%	0.93%	40.08%
(0.53	%)(g)	10	0.25%	2.56%	0.91%	40.49%
8.36%		12	0.25%	1.85%	0.89%	52.34%
10.72%		11	0.25%	1.68%	0.80%	67.49%
(0.95%)		10	0.25%	1.13%	0.80%	60.45%

5.31%		1,167	0.25%	2.13%	1.25%	39.95%
1.57%		1,275	0.25%	2.26%	1.02%	40.08%
(0.53%)		1,675	0.25%	2.73%	0.91%	40.49%
8.28%		1,506	0.25%	1.86%	0.89%	52.34%
10.72%		1,223	0.25%	1.62%	0.80%	67.49%
8.18%		596	0.25%	1.65%	0.80%	60.45%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented in the table above and in Note 5 in the accompanying notes to financial statements is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 through October 31, 2012.

2017 Semi-Annual Report	29

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2017, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2017, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds and exchange traded funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair Value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

30	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2017 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	39,963,524	–	–	39,963,524
Exchange Traded Funds	3,866,356	–	–	3,866,356
Short-Term Investment	1,716,279	–	–	1,716,279

	45,546,159	–	–	45,546,159

Diversified Income Fund
Investments in Securities
Mutual Funds	7,321,653	–	–	7,321,653
Exchange Traded Funds	10,966,652	–	–	10,966,652
Short-Term Investment	187,377	–	–	187,377

	18,475,682	–	–	18,475,682

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	4,664,821	–	–	4,664,821
Exchange Traded Funds	11,938,137	–	–	11,938,137
Short-Term Investment	686,214	–	–	686,214

	17,289,172	–	–	17,289,172

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the six-month period ended April 30, 2017, there were no transfers between Levels. For the six-month period ended April 30, 2017, there were no significant changes to the fair valuation methodologies.

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

2017 Semi-Annual Report	31

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

c.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

d.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

e.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty of a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent a Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Funds’ investment adviser, distributor and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). On March 6, 2017, the Boards of Standard Life plc and Aberdeen PLC announced that they had reached an agreement on the terms of a merger (“Merger”). The Boards of each of Standard Life plc and Aberdeen PLC believe that the Merger has a compelling strategic and financial rationale through combining complementary strengths to create a world-class investment group. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including regulatory approvals. The portfolio management team for each Fund is not expected to change as a result of the Merger. In addition, the agreements that the Trust, on behalf of the Funds, has with Aberdeen PLC’s subsidiary companies, the services provided by such companies, and the fees charged for those services are not expected to change as a result of the Merger.

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee of 0.15% based on such Fund’s average daily net assets, paid monthly.

32	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

The Trust and Aberdeen have entered into a written contract (the “Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds. This contractual limitation may not be terminated before February 28, 2018 without the approval of the Independent Trustees of the Board. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2017, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Six Months Ended April 30, 2017 (Expires 4/30/20)	Total*
Diversified Alternatives Fund	$142,581	$341,817	$272,716	$109,017	$866,131
Diversified Income Fund	79,529	153,561	142,028	74,396	449,514
Dynamic Allocation Fund	78,328	160,791	151,254	77,595	467,968

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2017, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

2017 Semi-Annual Report	33

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the six-month period ended April 30, 2017, AFD retained commissions of $8,318 from front-end sales charges of Class A shares and $1,966 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2018, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis). Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2017 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Diversified Alternatives Fund	$13,592	$6,686	$1,445	$3	$10,500
Diversified Income Fund	2,084	4,710	209	–	331
Dynamic Allocation Fund	2,988	4,826	419	–	1,027

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

4. Investment Transactions

Purchases and sales of Underlying Funds for the six-month period ended April 30, 2017, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$9,434,064	$22,880,207
Diversified Income Fund	4,862,953	6,413,921
Dynamic Allocation Fund	6,802,685	9,241,557

A summary of the Funds’ investments in securities of affiliated issuers for the six-month period ended April 30, 2017 is set forth below:

Diversified Alternatives Fund

Fund	10/31/2016 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	04/30/2017 Share Balance	04/30/2017 Market Value
Aberdeen Asia Bond Fund	234,243	$–	2,261,660	$41,764	$–	$–	$–
Aberdeen Equity Long-Short Fund	595,567	477,017	6,448,720	(868,675)	477,017	–	–
Total		477,017	8,710,380	(826,911)	477,017		–

(1)	Distributions received includes both Income and Gains Distributions, if any.

34	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Diversified Income Fund

Fund	10/31/2016 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	04/30/2017 Share Balance	04/30/2017 Market Value
Aberdeen Asia Bond Fund	112,241	$–	1,148,338	$(23,682)	$–	$–	$–
Aberdeen Global High Income Fund	229,884	49,967	2,142,369	(161,626)	52,133	–	–
Aberdeen Total Return Bond Fund	88,371	45,436	1,235,264	(45,470)	44,882	–	–
Total		95,403	4,525,971	(230,778)	97,015		–

(1)	Distributions received includes both Income and Gains Distributions, if any.

Dynamic Allocation Fund

Fund	10/31/2016 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	04/30/2017 Share Balance	04/30/2017 Market Value
Aberdeen Asia Bond Fund	93,070	$–	945,258	$(13,309)	$–	$–	$–
Aberdeen Emerging Markets Fund	42,998	6,665	532,596	56,886	6,665	–	–
Aberdeen Global High Income Fund	90,778	18,604	904,137	(122,636)	18,604	–	–
Aberdeen Total Return Bond Fund	115,750	57,182	1,607,453	(49,295)	57,989	–	–
Aberdeen U.S. Small Cap Equity Fund	44,288	206,831	1,366,986	386,744	–	–	–
Total		289,282	5,356,430	258,390	83,258		–

(1)	Distributions received includes both Income and Gains Distributions, if any.

5. Financial Highlights

The Financial Highlights of the Institutional Service Class, which was audited by other auditors whose report was unqualified, for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocation Fund prior to fiscal year end October 31, 2009 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain/ (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39%	)	$3	0.24%	0.70%	0.68%	46.75%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

2017 Semi-Annual Report	35

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Diversified Income Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain/ (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08%	)	$1	0.26%	2.56%	0.56%	53.11%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Dynamic Allocation Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain/ (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66%	)	$1	0.25%	1.71%	0.71%	44.74%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

6. Portfolio Investment Risks

Principal	Risks of the Funds

a.	Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

b.	Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies), as well as specific market sectors within a broader asset class), the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.	Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

36	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

d.	Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

e.	Exchange-Traded Notes Risk

Certain Funds may invest in exchange-traded notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

f.	Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

g.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

h.	Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

Principal	Risks of Underlying Funds

a.	Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

2017 Semi-Annual Report	37

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

b.	Commodity Risk

The Funds may invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

c.	Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

d.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

e.	Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

f.	Emerging Markets Risk

Emerging market securities are subject to a magnification of the risks that apply to foreign investments; such risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

g.	Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

i.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

j.	High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.	Illiquid Securities Risk

The Funds may invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities have been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

38	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

l.	Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

m.	Interest Rate Risk

Certain Funds invest in underlying Funds that involve interest rate risk. Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

o.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which an Underlying Fund invests.

p.	Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

q.	REIT and Real Estate Risk

The Funds may invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

r.	Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

s.	Short Sale Risk

The Funds may invest in Underlying Funds that sell securities short. Short Sale risk is the risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

t.	Small-Cap Securities Risk

The Funds may invest in Underlying Funds that hold small-cap securities. Securities of smaller companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk. If the value of a Fund’s investment decrease, you may lose money.

u.	Valuation Risk

The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected

2017 Semi-Annual Report	39

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2017, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Alternatives Fund	$45,273,818	$927,940	$(655,599)	$272,341
Diversified Income Fund	17,714,325	888,672	(127,315)	761,357
Dynamic Allocation Fund	16,728,677	747,507	(187,012)	560,495

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$1,457,493	$–	$1,457,493	$–	$–	$1,457,493
Diversified Income Fund	488,373	186,533	674,906	–	–	674,906
Dynamic Allocation Fund	355,975	25,020	380,995	–	–	380,995

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Diversified Alternatives Fund	$–	$40,312	$–	$–	$–	$–	$–	$(1,702,137)	$(24,401,345)	$(26,063,170)
Diversified Income Fund	–	64,671	–	–	–	–	–	(85,242)	(519,908)	(540,479)
Dynamic Allocation Fund	–	47,602	–	–	–	–	–	271,616	(1,117,511)	(798,293)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2016, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

Amounts listed as “–” are $0 or round to $0.

40	Semi-Annual Report 2017

Notes to Financial Statements (concluded)

April 30, 2017 (Unaudited)

Fund	Amount	Expires
Diversified Alternatives Fund	$10,674,825	2017 (Short-Term)
Diversified Alternatives Fund	6,953,184	2018 (Short-Term)
Diversified Alternatives Fund	1,084,237	2019 (Short-Term)
Diversified Alternatives Fund	4,724,046	Unlimited (Short-Term)
Diversified Alternatives Fund	965,053	Unlimited (Long-Term)
Diversified Income Fund	50,215	Unlimited (Long-Term)
Diversified Income Fund	469,693	Unlimited (Long-Term)
Dynamic Allocation Fund	468,980	2017 (Short-Term)
Dynamic Allocation Fund	144,109	2018 (Short-Term)
Dynamic Allocation Fund	303,780	Unlimited (Short-Term)
Dynamic Allocation Fund	200,642	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2017, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	49.4%	5
Diversified Income Fund	54.0	3
Dynamic Allocation Fund	33.5	2

10. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, effective August 12, 2016, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.22% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2017, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2017.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Diversified Alternatives Fund	$17,636	2.03%	3

11. Recent Accounting Pronouncement

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2017.

2017 Semi-Annual Report	41

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2016 and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2016	Actual Ending Account Value, April 30, 2017	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Diversified Alternatives Fund	Class A	$1,000.00	$1,013.10	$1,021.42	$3.39	$3.41	0.68%
	Class C	$1,000.00	$1,010.30	$1,018.60	$6.23	$6.26	1.25%
	Class R	$1,000.00	$1,011.60	$1,020.23	$4.59	$4.61	0.92%
	Institutional Service Class	$1,000.00	$1,014.70	$1,023.16	$1.65	$1.66	0.33%
	Institutional Class	$1,000.00	$1,015.40	$1,023.56	$1.25	$1.25	0.25%
Diversified Income Fund	Class A	$1,000.00	$1,051.70	$1,021.92	$2.95	$2.91	0.58%
	Class C	$1,000.00	$1,049.00	$1,018.60	$6.35	$6.26	1.25%
	Class R	$1,000.00	$1,050.70	$1,020.43	$4.47	$4.41	0.88%
	Institutional Service Class	$1,000.00	$1,053.50	$1,023.56	$1.27	$1.25	0.25%
	Institutional Class	$1,000.00	$1,054.10	$1,023.56	$1.27	$1.25	0.25%
Dynamic Allocation Fund	Class A	$1,000.00	$1,051.20	$1,021.92	$2.95	$2.91	0.58%
	Class C	$1,000.00	$1,047.60	$1,018.60	$6.35	$6.26	1.25%
	Class R	$1,000.00	$1,049.10	$1,020.28	$4.62	$4.56	0.91%
	Institutional Service Class	$1,000.00	$1,053.20	$1,023.56	$1.27	$1.25	0.25%
	Institutional Class	$1,000.00	$1,053.10	$1,023.56	$1.27	$1.25	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

42	Semi-Annual Report 2017

FACTS	WHAT DOES ABERDEEN ASSET MANAGEMENT DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account balances

•     Transaction history and assets

•     Account transactions and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Asset Management chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Aberdeen Asset Management share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•     Call 215-405-5735

Please note:

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This Privacy Notice is being provided by Aberdeen Asset Management, namely Aberdeen Asset Management Inc., Aberdeen Asset Management Limited, Aberdeen Asset Management Asia Limited, Aberdeen Capital Management LLC, and Arden Asset Management LLC.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

John T. Sheehy

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President - Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-SAR

Aberdeen Funds

Fixed Income Series

Semi-Annual Report

April 30, 2017

Aberdeen Asia Bond Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Global Unconstrained Fixed Income Fund

Aberdeen Tax-Free Income Fund

Market Review	Page 1
Aberdeen Asia Bond Fund	Page 3
Aberdeen Emerging Markets Debt Fund	Page 11
Aberdeen Global Unconstrained Fixed Income Fund	Page 19
Aberdeen Tax-Free Income Fund	Page 31

Financial Statements	Page 38

Notes to Financial Statements	Page 56

Shareholder Expense Examples	Page 76

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The vicissitudes of global financial markets over the six-month period ended April 30, 2017 appeared to be slotted between a pair of opposite political bookends. Early in the period in November 2016, Republican Donald Trump surprisingly won the U.S. presidential election, defeating his Democratic party opponent, former U.S. Senator and Secretary of State Hillary Clinton. Trump’s victory seemed to be a continuation of the populist political movement that led to the UK’s vote to leave the European Union (Brexit) five months earlier. Trump had promoted a generally populist message aimed at garnering support from working-class Americans in rural areas in the South and Midwest regions of the U.S. Indeed, his campaign’s promise to “drain the swamp” in the nation’s capital, Washington, D.C., appealed to disaffected blue-collar voters who expressed frustration at being “left behind” during the U.S. economic recovery. However, the new president soon faced numerous political challenges – most notably the ongoing investigation of several members of his administration into possible collusion with the Russian government during the presidential election. Consequently, the myriad distractions hindered Trump’s ability to carry out his policy initiatives over the first four months of his term. Fast-forwarding to the end of the reporting period, the French presidential election took center stage. Global markets were bolstered when independent centrist candidate Emmanuel Macron was the top vote-getter in the first round of the election in late April 2017. Macron subsequently won the final round of the presidential election in early May by a nearly two-to-one margin over far-right candidate Marine Le Pen, who – mirroring Trump – had campaigned on a populist agenda.

The Morgan Stanley Capital International (MSCI) World Index,1 a global equity market benchmark, rose 12.4% for the reporting period. Shares of U.S. large-cap companies significantly outperformed their Asian counterparts for the period, but lagged the performance of large-cap European stocks. The U.S. broader-market Standard & Poor’s (S&P) 500 Index was up 13.3% for the period, while the MSCI Europe and MSCI All Country (AC) Asia Pacific indices returned 14.5% and 8.1%, respectively. Global emerging markets, as measured by the MSCI Emerging Markets Index, advanced 9.0% for the reporting period, but underperformed their developed-market peers.

Major U.S. equity market indices moved sharply higher over the reporting period despite numerous stretches of uncertainty spurred by investors’ concerns regarding the policies and controversial political developments surrounding the Trump administration. In this “risk-on” environment over the six-month period, shares of small-cap companies, as represented by the Russell 2000 Index, climbed 18.4%, considerably outpacing the 13.3% return of the S&P 500 Index. While the period was marked by mixed economic news – improving employment data but more modest economic growth – most U.S. companies reported strong operating results and generally upbeat outlooks. During the first quarter 2017 earnings reporting season, 75% of S&P 500 Index companies exceeded consensus earnings estimates, and 54% posted better-than-expected revenue.2

UK and European stocks rebounded from the sell-off following the Brexit vote in mid-2016, with both markets posting double-digit gains over the reporting period. Early in the period, markets were rattled by UK Prime Minister Theresa May’s announcement of a hard deadline to begin formal negotiations for the country to exit the European Union, which sent the British pound tumbling to a 31-year low. Article 503 was triggered near the end of the reporting period. The regional markets subsequently rallied late in the period following the results of the French presidential election.

Asian equity markets also saw strong performance over the reporting period. Investor risk appetite initially was weak due to uncertainty over Trump’s surprising U.S. presidential election win, a hard Brexit for the UK, and the U.S. Federal Reserve’s (Fed) hint at three more interest-rate hikes after raising its benchmark rate in December 2016. These issues deepened investors’ concerns over increased volatility across Asian markets. China initially faced headwinds amid worries regarding the weakening yuan, accelerating capital outflows and tightening regulations. However, the market rallied soon thereafter, buttressed by positive economic data reports. At the start of 2017, a strengthening global economy and expectations of a gradual Fed tightening of monetary policy buoyed investor sentiment. Asian markets rebounded swiftly from a sell-off late in the reporting period caused by doubts over Trump’s proposed tax reforms, bolstered by upbeat earnings momentum and exports across the region. The Fed maintained a cautious outlook after it again tightened monetary policy, as widely expected, in March 2017. The Bank of Japan (BoJ) left its benchmark interest rate unchanged at -0.1% during the reporting period, and maintained its 80 trillion yen (approximately US$716 billion) asset-purchase program.

Performance in emerging stock markets was mixed during the six-month reporting period. India was a strong performer, as investors grew more confident that the ruling government’s recent election wins in four out of five states, particularly the country’s largest state, Uttar Pradesh, would provide Prime Minister Narendra Modi the necessary mandate to implement his reform agenda. In the Europe, Middle East and Africa (EMEA) region, Russia was buoyed by stabilizing energy prices and a return to economic growth for the first time in two years. There was weakness in the Latin American stock market over the period. Brazilian equities seesawed on anxiety over whether President Michel Temer’s proposed pension reforms would garner Parliamentary approval, while the central bank continued to cut interest rates. Conversely, Mexico’s central bank raised rates for a fifth consecutive time in March 2017, in an effort to combat inflation.

Global fixed-income markets were volatile over the reporting period. Investment-grade bonds, as represented by the Bloomberg Barclays Global Aggregate Bond Index, declined 1.6% for the period. However, high-yield issues significantly outperformed their investment-grade counterparts, with the Bank of America Merrill Lynch Global High

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
[2]	Source: FactSet, “Earnings Insight,” May 2017.
[3]	Article 50 contains the procedures to be followed by a country seeking to leave the European Union voluntarily.

2017 Semi-Annual Report	1

Market Review (concluded)

Yield Constrained Index gaining 5.5% for the period. Events in the U.S. dominated the news, most notably Trump’s presidential election victory. This halted the global bond market rally in late 2016, as investors considered the possibility that Trump would increase fiscal spending and lift the inflation outlook. Investors subsequently rotated back into bonds amid growing uncertainty over U.S. trade policies and their potential impact on the global recovery. Towards the end of the reporting period, Asian government bonds rallied further as political tensions escalated following U.S. military strikes in Syria and several botched missile tests by North Korea.

Outlook

We remain generally bullish on the global economy. The politically charged environment in the U.S. notwithstanding, we believe that global gross domestic product growth will accelerate over the remainder of 2017 and remain stable in 2018. In our opinion, the most powerful dynamic is the self-fueling, synchronized and thoroughly virtuous global economic recovery. After dragging each other down after 2008, global economies now appear to be pulling each other up as stronger growth, higher inflation, and – most importantly, in our view – improving confidence whet investors’ risk appetite. We are more optimistic about the outlook for global trade, as data for the start of 2017 indicated a pickup in activity in several regions. Nevertheless, in our view, this trade recovery partially reflects temporary factors such as economic stimulus measures in China, while policy uncertainty in the U.S. is elevated. Consequently, we do not think that the outlook is without risks. Although global inflation pressures recently have weakened, we still anticipate that the Fed will raise its benchmark interest rate twice more in 2017, and three times in 2018, and may begin tapering reinvestments of portfolio holdings around the beginning of next year. However, we think that the European Central Bank (ECB) and the BoJ are a long way from meaningful monetary policy tightening. We believe that the ECB may taper quantitative easing in 2018, while the BoJ most likely will maintain its 0% target for 10-year government bond yields.

Aberdeen Asset Management

2	Semi-Annual Report 2017

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Institutional Class shares net of fees) returned 0.20% for the six-month period ended April 30, 2017, versus the -1.20% return of its benchmark, the Markit iBoxx Asia Government Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Income Funds (comprising 42 funds), as measured by Lipper, Inc., was 0.74% for the period.

Asia-Pacific and emerging-market bond and currency markets ended mixed over the six-month period ended April 30, 2017. Events in the U.S. held sway, notably Donald Trump’s win in the presidential election in November 2016. This halted the global bond market rally as investors considered the possibility that Trump would increase fiscal spending and lift the inflation outlook. Subsequently, investors rotated back into bonds amid growing uncertainty over U.S. trade policies and their potential impact on global recovery. Towards the end of the reporting period, Asian government bonds rallied further as political tensions escalated following U.S. military strikes in Syria and several botched missile tests by North Korea. Meanwhile, the U.S. Federal Reserve (Fed) raised its benchmark interest rate in two 25-basis point increments in December 2016 and March 2017.

In Asian local-currency government bonds, China was the main laggard for the reporting period as money market rates on the mainland moved sharply higher after authorities tightened liquidity. Weakness in the yuan also prompted Beijing to impose more capital controls, which in turn sparked fears over increased regulatory scrutiny. Philippine bonds yields trended higher on expectations of rising inflation. Korean bonds also weakened as tensions with China escalated, even as Park Geun-hye was removed as president for alleged corruption. Thai bonds retreated in the wake of a prolonged period of mourning for the late king, while Hong Kong and Singapore bond yields tracked U.S. Treasury yields higher.

On a positive note, Indonesian and Indian bonds outperformed their Asia-Pacific region peers. Investor sentiment in Indonesia was buoyed by hopes that reform momentum and infrastructure spending was gathering pace. Additionally, President Joko Widodo’s signature tax amnesty program netted 135 trillion rupiah (roughly US$10.1 billion) in revenues. In India, the government’s unexpected decision to replace large rupee denominations resulted in a flood of bank deposits that were channelled into government bonds. The ruling Bharatiya Janata Party’s victory in several state elections also reignited hopes that reforms would accelerate. This helped mask early disappointment over the central bank’s move from an easing bias to a neutral policy stance. In Malaysia, fund outflows accelerated, but the market pared losses after the central bank eased rules on the short-selling of government bonds in an effort to bolster trading volumes and attract more investors.

Regional credit markets ended with a virtually flat return in the aggregate over the reporting period on the back of weaker U.S. Treasuries and tighter spreads. Non-investment-grade debt outperformed investment-grade bonds as investors retained their focus on yield. Investor sentiment was buttressed by signs of an economic pick-up in China and robust corporate bond demand, which helped consumer and industrial-related credits outperform. Towards the end of the period, investor caution prevailed amid record issuance, stretched valuations and a rising number of lower-quality credits being brought to market.

The Fund’s outperformance relative to its benchmark, the Markit iBoxx Asia Government Index, for the reporting period was attributable to positive contributions from the Fund’s strategies in both Asian local-currency bonds and Asian U.S.-dollar bonds.

In the Fund’s Asian local-currency strategies, the key contributors to performance for the reporting period were the overweight allocations to both Indian bonds and the Indian rupee, which strengthened significantly against the U.S. dollar. The overweight position in Indonesian bonds also had a positive impact. Conversely, the overweight allocations to both the Malaysian bonds and the Malaysian ringgit detracted from the Fund’s relative performance for the period

In the Asian U.S.-dollar strategies, security selection in lower-rated quasi-sovereigns, sub-financials and high-yield industrial credits (excluding China) enhanced Fund performance for the reporting period. However, security selection in investment-grade industrial bonds weighed on performance

Regarding the Fund’s use of derivatives over the reporting period, currency forwards1 employed to manage exposure to Asian currencies contributed positively to performance, while the use of U.S. Treasury futures to hedge the U.S. interest rate risk detracted from performance.

During the reporting period, the Fund’s duration2 underweight relative to the benchmark Markit iBoxx Asia Government Index declined by about six months to 0.9 years, driven primarily by reductions of risk in Korea, Malaysia and Indonesia. We increased the Fund’s exposure to Indian, Sri Lankan and U.S. dollar rates. We reduced the Fund’s duration in Korea, although the overall underweight exposure was relatively unchanged. We trimmed the Fund’s exposure to Malaysia from neutral to underweight relative to the benchmark, and also reduced the allocation to Indonesia. We reinvested most of the proceeds from these reductions into India, which increased the Fund’s already overweight position by 9%.

With respect to currency exposure, the Fund’s short U.S. dollar position relative to the Hong Kong dollar declined from approximately 10% to 7% as there was a capitulation in long U.S.-dollar positioning in the market. The Fund saw a rotation into higher-carry3 currencies. This included an increased overweight exposure to

1	A foreign currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
3	Carry trade is a strategy in which traders borrow a currency that has a low interest rate and use the funds to buy a different currency that is paying a higher interest rate.

2017 Semi-Annual Report	3

Aberdeen Asia Bond Fund (Unaudited) (concluded)

the Indian rupee, the top-performing currency over the reporting period, as well as the Sri Lankan rupee. Additionally, we exited the Fund’s underweight exposure to the Singapore dollar. Against this, we substantially expanded the Fund’s underweight allocation to the Korea won. We also moved the Fund from an overweight to underweight positions in the Philippine peso and Malaysian ringgit, while reducing the overweight exposure to the Indonesian rupiah.

We believe that the global economy seems to be on a cyclical recovery. In the U.S., this is underscored by increases in both hiring and wages. However, we feel that underlying strength over the longer term remains elusive. In our view. this is attributable in part to persistent doubts over the effectiveness of the Trump presidency. In Europe, investors are wary of political developments, even though the market-friendly outcome of the French presidential election appeared to assuage fears somewhat. In Asia, North Korea’s belligerence remains a concern, while the potential for systemic risk lingers in China, with the accompanying worries over deleveraging and credit-tightening. Nonetheless, we believe that Beijing will be keen to ensure stability ahead of its Party Congress meeting in late 2017.

We think that the Fed will not rush to normalize interest rates and the European Central Bank should maintain its easy monetary policy for some time. In Australia, we believe that the central bank will favor targeted regulatory tweaks over rate hikes in a bid to rein in the frothy housing market, since overall inflation remains below its target. In most parts of the emerging world, inflation remains benign as oil prices are expected to stay under pressure for some time. Therefore, we think that bond markets should find some support, although we may see a continued reduction in duration risk. In our view, government bonds, in particular, could benefit from their relative value compared to corporate bonds, where valuations appear stretched, especially moving towards the high-yield segment of the credit spectrum.

Portfolio Management:

Aberdeen Asian Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	Semi-Annual Report 2017

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A2	w/o SC	0.10%		1.90%		0.92%	3.44%
	w/SC3	(4.13%	)	(2.39%	)	0.04%	3.00%
Class C2	w/o SC	(0.30%	)	1.12%		0.16%	3.04%
	w/SC4	(1.30%	)	0.12%		0.16%	3.04%
Class R2,6	w/o SC	(0.10%	)	1.60%		0.63%	3.29%
Institutional Service Class[5,6]	w/o SC	0.10%		2.00%		0.94%	3.43%
Institutional Class[6]	w/o SC	0.20%		2.29%		1.19%	3.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Returns before the first offering of the Institutional Service Class (January 4, 2010) are based on the previous performance of the Institutional Class shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.
6	Not subject to any sales charges.

2017 Semi-Annual Report	5

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2017)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia Bond Fund, the Markit iBoxxR Asia Government Index, the “Custom Asian Local Bond Index” and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Markit iBoxxR Asia Government Index is part of the Markit iBoxx ex-Japan Index family. The Markit iBoxx Asia ex-Japan Index family covers local currency sovereign and quasi-sovereign debt from 10 Asian markets. The 10 Asian markets are China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The indices serve as benchmarks for asset managers and investors and may form the basis for traded products, such as ETFs. Multiple-source pricing ensures that they are an accurate reflection of the underlying markets.

The “Custom Asian Local Bond Index” reflects the returns of the HSBC Asian Local Bond IndexTM for periods prior to April 1, 2016 and the returns of the Markit iBoxx Asian Local Bond Index for periods subsequent to March 31, 2016.

Effective April 1, 2016, the Markit iBoxxR Asia Government Index replaced the HSBC Asian Local Bond IndexTM as the Fund’s benchmark index because the HSBC Asian Local Bond IndexTM was discontinued in April 2016.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Corporate Bonds	47.5%
Government Bonds	46.8%
Government Agencies	1.1%
Short-Term Investment	0.7%
Other assets in excess of liabilities	3.9%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	15.3%
Oil, Gas & Consumable Fuels	7.7%
Diversified Financial Services	5.1%
Electric Utilities	3.1%
Diversified Holding Companies	2.7%
Real Estate	2.2%
Diversified Telecommunication Services	2.1%
Semiconductors	1.7%
Commercial Services & Supplies	1.6%
Transportation	1.5%
Other	57.0%
100.0%

6	Semi-Annual Report 2017

Aberdeen Asia Bond Fund (Unaudited) (concluded)

Top Holdings*
China Government Bond, Series 1110 04/28/2031	7.8%
Indonesia Treasury Bond, Series FR61 05/15/2022	6.4%
Korea Monetary Stabilization Bond, Series 1802 02/09/2018	4.5%
Indonesia Treasury Bond, Series FR72 05/15/2036	4.4%
ICICI Bank Ltd. 08/06/2024	4.3%
India Government Bond 11/10/2033	4.2%
Housing Development Finance Corp. Ltd. 09/18/2020	4.0%
Axis Bank Ltd., Series 3 10/20/2023	3.9%
Malaysia Government Bond, Series 0216 03/15/2046	3.5%
India Government Bond 03/19/2030	2.5%
Other	54.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	23.9%
India	23.7%
Indonesia	16.0%
Hong Kong	7.8%
Malaysia	6.6%
Republic of South Korea	6.0%
Thailand	5.4%
Sri Lanka	3.3%
Singapore	1.8%
Other	5.5%
100.0%

2017 Semi-Annual Report	7

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (47.5%)
CHINA (13.9%)
Diversified Telecommunication Services (2.1%)
Proven Honour Capital Ltd. (USD), 4.13%, 05/19/2025 (a)	$400,000	$406,015
Electric Utilities (1.1%)
State Grid Overseas Investment 2016 Ltd. (USD), 3.50%, 05/04/2027 (a)	219,000	218,474
Engineering & Construction (0.5%)
China Railway Resources Huitung Ltd. (USD), 3.85%, 02/05/2023 (a)	101,000	103,962
Gas Utilities (1.1%)
China Resources Gas Group Ltd. (USD), 4.50%, 04/05/2022 (a)	200,000	212,082
Oil, Gas & Consumable Fuels (6.3%)
CNOOC Nexen Finance 2014 ULC (USD), 4.25%, 04/30/2024	256,000	267,151
CNPC General Capital Ltd. (USD), 2.75%, 05/14/2019 (a)	200,000	201,702
Sinopec Capital 2013 Ltd. (USD), 3.13%, 04/24/2023 (a)	350,000	347,297
Sinopec Group Overseas Development 2013 Ltd. (USD), 4.38%, 10/17/2023 (a)	200,000	212,686
Sinopec Group Overseas Development 2017 Ltd. (USD), 3.00%, 04/12/2022 (a)	200,000	200,635
		1,229,471
Real Estate (1.1%)
China Overseas Finance Cayman III Ltd. (USD), 5.38%, 10/29/2023 (a)	200,000	220,893
Semiconductors (1.7%)
Semiconductor Manufacturing International Corp. (USD), 4.13%, 10/07/2019 (a)	330,000	338,596
		2,729,493
HONG KONG (7.8%)
Commercial Services & Supplies (1.6%)
HPHT Finance 15 Ltd. (USD), 2.88%, 03/17/2020 (a)	318,000	319,365
Diversified Holding Companies (2.7%)
CK Hutchison International 17 Ltd. (USD), 2.88%, 04/05/2022 (a)	200,000	200,113
Hutchison Whampoa International 09 Ltd. (USD), 7.63%, 04/09/2019 (a)	100,000	110,161
Hutchison Whampoa International 11 Ltd. (USD), 4.63%, 01/13/2022 (a)	200,000	216,421
		526,695
Electric Utilities (1.0%)
Hongkong Electric Finance Ltd. (USD), 2.88%, 05/03/2026 (a)	200,000	191,548
Real Estate (1.1%)
Hongkong Land Finance Cayman Islands Co. Ltd. (The) (USD), 4.50%, 06/01/2022	200,000	217,086
Real Estate Investment Trust (REIT) Funds (1.4%)
Champion MTN Ltd. (USD), 3.75%, 01/17/2023 (a)	278,000	281,307
		1,536,001
INDIA (15.2%)
Commercial Banks (8.2%)
Axis Bank Ltd., Series 3 (INR), 7.60%, 10/20/2023	50,000,000	768,423
ICICI Bank Ltd. (INR), 9.15%, 08/06/2024	50,000,000	838,411
		1,606,834
Diversified Financial Services (4.6%)
Housing Development Finance Corp. Ltd. (INR), 8.65%, 09/18/2020	50,000,000	777,749
Indian Railway Finance Corp. Ltd. (USD), 3.92%, 02/26/2019 (a)	114,000	116,990
		894,739
Electric Utilities (1.0%)
NTPC Ltd. (USD), 4.25%, 02/26/2026 (a)	200,000	204,673
Oil, Gas & Consumable Fuels (1.4%)
Reliance Industries Ltd. (USD), 4.13%, 01/28/2025 (a)	260,000	266,423
		2,972,669
INDONESIA (1.5%)
Transportation (1.5%)
Pelabuhan Indonesia II PT (USD), 5.38%, 05/05/2045 (a)	300,000	296,625
MALAYSIA (1.8%)
Commercial Banks (1.8%)
Cagamas Global PLC. (CNH), 3.70%, 09/22/2017 (a)	1,000,000	143,108
Malayan Banking Bhd (USD), 3.91%, 10/29/2026 (a)(b)	200,000	202,515
		345,623
REPUBLIC OF SOUTH KOREA (1.5%)
Commercial Banks (1.0%)
Shinhan Bank (USD), 2.88%, 03/28/2022 (a)	200,000	199,868
Diversified Financial Services (0.5%)
Hyundai Capital Services, Inc. (USD), 2.63%, 09/29/2020 (a)	100,000	99,441
		299,309
SINGAPORE (1.0%)
Commercial Banks (1.0%)
United Overseas Bank Ltd. (USD), 3.50%, 09/16/2026 (a)(b)	200,000	201,708

See accompanying Notes to Financial Statements.

8	Semi-Annual Report 2017

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
THAILAND (3.9%)
Chemicals (1.5%)
PTT Global Chemical PCL (USD), 4.25%, 09/19/2022 (a)	$280,000	$294,967
Commercial Banks (2.4%)
Bangkok Bank PCL (USD), 9.03%, 03/15/2029 (a)	50,000	69,811
Krung Thai Bank PCL (USD), 5.20%, 12/26/2024 (a)(b)	379,000	392,118
		461,929
		756,896
UNITED KINGDOM (0.9%)
Commercial Banks (0.9%)
HSBC Holdings PLC (USD), 6.38%, 03/30/2025 (b)(c)	170,000	177,650
Total Corporate Bonds		9,315,974
GOVERNMENT BONDS (46.8%)
CHINA (10.0%)
China Government Bond
Series 1604 (CNY), 2.85%, 01/28/2026 (d)	1,700,000	234,264
Series 1110 (CNY), 4.15%, 04/28/2031 (d)	10,000,000	1,530,876
Export-Import Bank of China (USD), 2.88%, 04/26/2026 (a)	200,000	192,493
		1,957,633
INDIA (8.5%)
India Government Bond
(INR), 8.40%, 07/28/2024	6,280,000	104,077
(INR), 8.60%, 06/02/2028	15,000,000	252,897
(INR), 7.88%, 03/19/2030	30,000,000	485,046
(INR), 8.24%, 11/10/2033	50,000,000	827,883
		1,669,903
INDONESIA (13.4%)
Indonesia Government International Bond (USD), 5.25%, 01/08/2047 (a)	200,000	214,764
Indonesia Treasury Bond
Series FR61 (IDR), 7.00%, 05/15/2022	16,500,000,000	1,252,757
Series FR56 (IDR), 8.38%, 09/15/2026	3,500,000,000	285,430
Series FR72 (IDR), 8.25%, 05/15/2036	11,000,000,000	868,595
		2,621,546
MALAYSIA (4.8%)
Malaysia Government Bond
Series 0515 (MYR), 3.76%, 03/15/2019	1,100,000	255,597
Series 0216 (MYR), 4.74%, 03/15/2046	3,000,000	682,578
		938,175
REPUBLIC OF SOUTH KOREA (4.5%)
Korea Monetary Stabilization Bond, Series 1802 (KRW), 1.48%, 02/09/2018	1,000,000,000	879,057
SINGAPORE (0.8%)
Singapore Government Bond (SGD), 2.88%, 09/01/2030	200,000	152,635
SRI LANKA (3.3%)
Sri Lanka Government Bond, Series A (LKR), 11.40%, 01/01/2024	48,000,000	302,751
Sri Lanka Government Bonds (LKR), 10.60%, 09/15/2019	55,000,000	352,535
		655,286
THAILAND (1.5%)
Thailand Government Bond (THB), 3.40%, 06/17/2036	10,000,000	291,745
Total Government Bonds		9,165,980
GOVERNMENT AGENCIES (1.1%)
INDONESIA (1.1%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	200,000	212,514
Total Government Agencies		212,514
SHORT-TERM INVESTMENT (0.7%)
UNITED STATES (0.7%)
State Street Institutional U.S. Government Money Market Fund (e)	130,573	130,573
Total Short-Term Investment		130,573
Total Investments (Cost $18,891,421) (f)—96.1%		18,825,041

Other assets in excess of liabilities—3.9%		764,782
Net Assets—100.0%		$19,589,823

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2017.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(d)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(e)	Registered investment company advised by State Street Global Advisors.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
LKR	Sri Lanka Rupee
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	9

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen Asia Bond Fund

At April 30, 2017, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-10 year	(7)	06/21/2017	$(4,860)
United States Treasury Note 6%-10 year	71	06/21/2017	106,233
United States Treasury Note 6%-30 year	2	06/21/2017	3,980
United States Treasury Note 6%-Ultra Long	(1)	06/21/2017	(1,471)
United States Treasury Note 6%-2 year	6	06/30/2017	2,611
United States Treasury Note 6%-5 year	(149)	06/30/2017	(120,882)
			$(14,389)

At April 30, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar 05/19/2017	Standard Chartered Bank	CNY	2,760,000	USD	400,000	$399,715	$(285)
Chinese Yuan Renminbi Offshore/United States Dollar 05/19/2017	Standard Chartered Bank	CNH	6,919,200	USD	1,000,000	1,001,699	1,699
Philippine Peso/United States Dollar 05/19/2017	Goldman Sachs	PHP	85,423,300	USD	1,700,000	1,708,440	8,440

Singapore Dollar/United States Dollar
06/16/2017	Goldman Sachs	SGD	4,367,900	USD	3,100,000	3,127,818	27,818

South Korean Won/United States Dollar
06/26/2017	Goldman Sachs	KRW	2,524,505,000	USD	2,250,000	2,221,757	(28,243)

Thai Baht/United States Dollar
05/17/2017	Goldman Sachs	THB	45,893,900	USD	1,300,000	1,326,685	26,685
						$9,786,114	$36,114

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)

United States Dollar/Chinese Yuan Renminbi Offshore
05/19/2017	Standard Chartered Bank	USD	300,000	CNH	2,081,850	$301,391	$(1,391)

United States Dollar/Hong Kong Dollar
06/23/2017	Goldman Sachs	USD	1,300,000	HKD	10,084,360	1,297,877	2,123

United States Dollar/Philippine Peso
05/19/2017	Credit Suisse	USD	200,000	PHP	10,112,000	202,237	(2,237)
05/19/2017	Goldman Sachs	USD	500,000	PHP	25,092,400	501,840	(1,840)

United States Dollar/Singapore Dollar
06/16/2017	Goldman Sachs	USD	200,000	SGD	282,658	202,409	(2,409)
06/16/2017	Standard Chartered Bank	USD	697,000	SGD	978,541	700,725	(3,725)

United States Dollar/South Korean Won
06/26/2017	Standard Chartered Bank	USD	1,000,000	KRW	1,119,000,000	984,806	15,194
						$4,191,285	$5,715

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

10	Semi-Annual Report 2017

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Institutional Class shares net of fees) returned 4.03% for the six-month period ended April 30, 2017, versus the 2.45% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Hard Currency Debt Funds (comprising 92 funds), as measured by Lipper, Inc., was 3.49% for the period.

The beginning of the reporting period was dominated by Donald Trump’s surprise victory in the U.S. presidential election in November 2016. This sparked some volatility in emerging-market risk assets, with most market participants expecting Hillary Clinton to replace Barack Obama in the White House. The outspoken Republican’s pre-election rhetoric and campaign promises – namely his pledge to boost domestic infrastructure spending and cut taxes in an effort to boost economic growth, while also renegotiating or even opting out of existing trade deals – saw U.S. Treasury yields rise and the U.S. dollar appreciate. This led to downward pressure on emerging-market debt.

The negative investor sentiment was short-lived, however. Emerging-market debt rallied in December 2016, as markets shrugged off prospects of major policy changes from the Trump administration, while even the U.S. Federal Reserve’s hike in its benchmark interest rate in December 2016 did little to offset the market upturn. The buoyant investor sentiment continued all the way through the end of the reporting period. The J.P. Morgan EMBI Global Diversified Index posted its fifth consecutive monthly gain at the end of the reporting period in April 2017, following the sell-off in November 2016. There appeared to be growing optimism around the synchronized global recovery, with both developed and emerging markets gaining momentum.

On the political front, the replacement for the Affordable Care Act (dubbed “Obamacare”) proposed by the Republican party majority in the U.S. House of Representatives (and supported by President Trump) was postponed in March 2017 after objections from the far-right Freedom Caucus meant it would not be passed in the House. This was generally viewed as a significant defeat for Trump’s agenda and, in our view, called into question his ability to enact some of his other key campaign promises such as tax reform. The House subsequently passed an amended healthcare bill in April 2017, but the legislation has been stalled in the U.S. Senate.

In Europe, UK Prime Minister Theresa May triggered Article 501 in late March 2017, beginning the process of the UK leaving the European Union (EU), while European political risk diminished following political centrist Emmanuel Macron’s victory in the first round of the French presidential election in April. Macron subsequently won the final round of the election, defeating his opponent, far-right candidate Marine Le Pen, by a wide margin.

Elsewhere, towards the end of the reporting period, there was abundant speculation that Donald Trump was drafting an executive order to withdraw the U.S. from the North American Free Trade Agreement (NAFTA). While his administration quickly denied news of the withdrawal, Trump announced that the U.S. would renegotiate the terms of NAFTA following his discussions with both Canadian Prime Minister Justin Trudeau and Mexican President Enrique Peña Nieto in late April 2017. We believe that NAFTA has plenty of scope for modernization, including tightening labor regulations and intellectual property standards, as well as improving dispute settlement mechanisms.

Fund performance for the reporting period was bolstered mainly by local currency positions in Brazil, Russia and Argentina, as well as an overweight allocation to Ghana and underweights to the Philippines and Peru relative to its benchmark, the J.P. Morgan EMBI Global Diversified Index. Conversely, the underweight exposure to Lebanon and Iraq, security selection in South Africa, and a short currency position in the Colombian peso detracted from Fund performance.

The Fund may invest in derivatives for hedging purposes and to gain risk exposure to countries, currencies and securities in which the Fund is permitted to invest. The Fund’s use of currency forwards2 detracted 0.23% from performance during the reporting period.

The mood towards emerging markets from attendees at the International Monetary Fund (IMF) Spring Meetings in April 2017, was deemed to be bullish as investors expect additional inflows into the asset class and a healthy appetite for local markets. We feel that there is increasing skepticism about Trump’s ability to enact tax or foreign policy reforms, while we believe that 2017 is likely to be a year of stability for China ahead of its Party Congress meeting in the last quarter of the year. The IMF now projects that economic growth in emerging markets will accelerate to 4.6% and 4.8% year-over-year in 2017 and 2018, respectively, outpacing developed-market economies by an accelerating margin.3 This would be a significant improvement, as the growth-rate differential between emerging and developed markets reached its narrowest margin in 2015.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

1	Article 50 contains the procedures to be followed by a country seeking to leave the European Union voluntarily.
2	A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.
3	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed, and actual events or results may differ materially.

2017 Semi-Annual Report	11

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

12	Semi-Annual Report 2017

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2017)		Six Month†		1 Yr.	Inception[1]
Class A	w/o SC	3.77%		12.56%	3.07%
	w/SC2	(0.63%	)	7.75%	2.09%
Class C	w/o SC	3.51%		11.83%	2.35%
	w/SC3	2.51%		10.83%	2.35%
Class R4	w/o SC	3.65%		12.32%	2.84%
Institutional Service Class[4]	w/o SC	4.04%		12.96%	3.37%
Institutional Class[4]	w/o SC	4.03%		12.96%	3.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2017 Semi-Annual Report	13

Aberdeen Emerging Markets Debt Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2017)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Government Bonds	71.6%
Government Agencies	12.3%
Corporate Bonds	12.2%
Short-Term Investment	4.3%
Sovereign Agency	1.1%
Liabilities in excess of other assets	(1.5%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Diversified Financial Services	2.0%
Oil, Gas & Consumable Fuels	1.8%
Chemicals	1.5%
Metals & Mining	1.4%
Commercial Banks	1.2%
Diversified Telecommunication Services	1.1%
Investment Companies	1.0%
Electric Utilities	1.0%
Real Estate	1.0%
Airlines	0.2%
Other	87.8%
100.0%

Top Holdings*
Argentine Republic Government International Bond 04/22/2026	4.2%
Serbia International Bond 09/28/2021	3.1%
Mexico Government International Bond 01/11/2040	2.7%
Turkey Government International Bond 10/09/2026	2.6%
Ukraine Government International Bond 09/01/2024	2.3%
Turkey Government International Bond 03/25/2027	2.3%
Indonesia Government International Bond 01/15/2024	2.2%
Georgian Railway JSC 07/11/2022	2.1%
Republic of South Africa Government International Bond 05/30/2022	2.0%
Uruguay Government International Bond 06/18/2050	2.0%
Other	74.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Turkey	8.5%
Argentina	7.0%
Brazil	6.9%
Mexico	6.3%
Ukraine	4.7%
Indonesia	4.7%
United States	4.3%
Dominican Republic	3.7%
Serbia	3.1%
Russia	3.1%
Other	47.7%
100.0%

14	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
SOVEREIGN AGENCY (1.1%)
NAMIBIA (1.1%)
Namibia International Bonds (USD), 5.25%, 10/29/2025 (a)	$220,000	$222,750
Total Sovereign Agency		222,750
CORPORATE BONDS (12.2%)
BRAZIL (2.1%)
Commercial Banks (0.2%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	120,000	37,448
Engineering & Construction (0.1%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)(b)	200,000	11,000
Metals & Mining (0.9%)
VM Holding SA (USD), 5.38%, 05/04/2027 (a)	200,000	198,096
Oil, Gas & Consumable Fuels (0.9%)
Petrobras Global Finance BV (USD), 6.25%, 03/17/2024	190,000	196,555
		443,099
CHILE (1.1%)
Airlines (0.1%)
Latam Airlines 2015-1 Pass Through Trust A (USD), 4.20%, 11/15/2027	37,594	37,406
Electric Utilities (1.0%)
Empresa Electrica Angamos SA (USD), 4.88%, 05/25/2029 (a)(c)	200,000	202,923
		240,329
KAZAKHSTAN (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
Tengizchevroil Finance Co. International Ltd. (USD), 4.00%, 08/15/2026 (a)(c)	200,000	193,300
KUWAIT (1.0%)
Diversified Financial Services (1.0%)
Equate Petrochemical BV (USD), 4.25%, 11/03/2026 (a)	200,000	203,518
MOROCCO (1.5%)
Chemicals (1.5%)
OCP SA (USD), 6.88%, 04/25/2044 (a)	300,000	324,750
PANAMA (1.0%)
Commercial Banks (1.0%)
Global Bank Corp. (USD), 4.50%, 10/20/2021 (a)	200,000	200,100
PERU (0.5%)
Metals & Mining (0.5%)
Southern Copper Corp. (USD), 5.88%, 04/23/2045	98,000	103,230
RUSSIA (2.1%)
Diversified Financial Services (1.0%)
GTLK Europe DAC (USD), 5.95%, 07/19/2021 (a)	200,000	209,208
Diversified Telecommunication Services (1.1%)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (USD), 7.75%, 02/02/2021 (a)	200,000	226,290
		435,498
UNITED ARAB EMIRATES (2.0%)
Investment Companies (1.0%)
ICD Sukuk Co. Ltd. (USD), 5.00%, 02/01/2027 (a)	200,000	210,310
Real Estate (1.0%)
MAF Global Securities Ltd. (USD), 5.50%, 09/07/2022 (a)(d)(e)	200,000	201,950
		412,260
Total Corporate Bonds		2,556,084
GOVERNMENT BONDS (71.6%)
ARGENTINA (7.0%)
Argentine Bonos del Tesoro (ARS), 16.00%, 10/17/2023	2,168,000	151,090
Argentine Republic Government International Bond
(USD), 5.63%, 01/26/2022	237,000	246,835
(USD), 7.50%, 04/22/2026	790,000	865,445
(EUR), 7.82%, 12/31/2033 (c)	137,611	161,141
(USD), 0.00%, 12/15/2035 (e)	440,000	42,548
		1,467,059
ARMENIA (1.0%)
Republic of Armenia International Bond (USD), 7.15%, 03/26/2025 (a)	200,000	218,032
BAHRAIN (1.0%)
Bahrain Government International Bond (USD), 7.00%, 10/12/2028 (a)	210,000	218,171
BRAZIL (4.1%)
Brazil Notas do Tesouro Nacional
Series F (BRL), 10.00%, 01/01/2023	530,000	165,711
Series F (BRL), 10.00%, 01/01/2025	1,010,000	313,597
Series F (BRL), 10.00%, 01/01/2027	900,000	277,983
Brazilian Government International Bond (USD), 4.88%, 01/22/2021	100,000	106,000
		863,291
CROATIA (0.5%)
Croatia Government International Bond (USD), 6.63%, 07/14/2020 (a)	100,000	110,088
DOMINICAN REPUBLIC (3.7%)
Dominican Republic International Bond
(USD), 5.88%, 04/18/2024 (a)(c)	200,000	213,028
(USD), 6.88%, 01/29/2026 (a)	290,000	323,472
(USD), 7.45%, 04/30/2044 (a)	100,000	113,375
(USD), 6.85%, 01/27/2045 (a)	120,000	127,650
		777,525

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	15

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
ECUADOR (2.2%)
Ecuador Government International Bond (USD), 10.75%, 03/28/2022 (a)	$420,000	$455,700
EGYPT (1.0%)
Egypt Government International Bond (USD), 6.13%, 01/31/2022 (a)	200,000	207,950
EL SALVADOR (1.5%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	230,000	205,850
(USD), 8.63%, 02/28/2029 (a)	37,000	37,370
(USD), 7.65%, 06/15/2035 (a)	65,000	59,150
		302,370
ETHIOPIA (1.0%)
Ethiopia International Bond (USD), 6.63%, 12/11/2024 (a)	200,000	197,700
GABON (1.9%)
Gabon Government International Bond (USD), 6.38%, 12/12/2024 (a)(c)	400,000	391,700
GHANA (1.7%)
Ghana Government International Bond (USD), 10.75%, 10/14/2030 (a)(c)	300,000	361,950
HONDURAS (1.5%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)(c)	290,000	321,358
HUNGARY (0.5%)
Hungary Government International Bond (USD), 6.38%, 03/29/2021	100,000	113,000
INDONESIA (3.2%)
Indonesia Government International Bond (USD), 5.88%, 01/15/2024 (a)	410,000	467,268
Indonesia Treasury Bond, Series FR68 (IDR), 8.38%, 03/15/2034	2,600,000,000	206,962
		674,230
IRAQ (1.1%)
Iraq International Bond (USD), 5.80%, 01/15/2028 (a)	250,000	223,438
IVORY COAST (1.7%)
Ivory Coast Government International Bond (USD), 5.75%, 12/31/2032 (a)(f)	363,700	348,788
JORDAN (1.0%)
Jordan Government International Bond (USD), 6.13%, 01/29/2026 (a)	200,000	204,320
KENYA (1.0%)
Kenya Government International Bond (USD), 6.88%, 06/24/2024 (a)	200,000	202,540
MEXICO (2.7%)
Mexico Government International Bond (USD), 6.05%, 01/11/2040	494,000	572,299
MONGOLIA (1.1%)
Mongolia Government International Bond (USD), 10.88%, 04/06/2021 (a)	200,000	232,508
OMAN (1.0%)
Oman Government International Bond (USD), 6.50%, 03/08/2047 (a)	200,000	215,439
PARAGUAY (1.6%)
Paraguay Government International Bond (USD), 6.10%, 08/11/2044 (a)	300,000	323,250
PERU (0.7%)
Peruvian Government International Bond
(USD), 7.13%, 03/30/2019	80,000	87,721
(PEN), 6.95%, 08/12/2031 (a)	175,000	58,266
		145,987
RUSSIA (1.0%)
Russian Federal Bond — OFZ (RUB), 8.50%, 09/17/2031	10,800,000	202,043
RWANDA (1.2%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	250,000	254,286
SENEGAL (1.0%)
Senegal Government International Bond (USD), 6.25%, 07/30/2024 (a)	200,000	204,300
SERBIA (3.1%)
Serbia International Bond (USD), 7.25%, 09/28/2021 (a)	560,000	644,840
SOUTH AFRICA (2.0%)
Republic of South Africa Government International Bond (USD), 5.88%, 05/30/2022	390,000	424,695
SRI LANKA (0.5%)
Sri Lanka Government International Bond (USD), 6.25%, 10/04/2020 (a)	100,000	105,954
TANZANIA (0.7%)
Tanzania Government International Bond (USD), 7.42%, 03/09/2020 (a)(c)(e)	133,334	140,643
TURKEY (8.5%)
Turkey Government Bond (TRY), 11.00%, 03/02/2022	1,450,000	415,983
Turkey Government International Bond
(USD), 7.38%, 02/05/2025	290,000	336,432
(USD), 4.88%, 10/09/2026	550,000	544,500
(USD), 6.00%, 03/25/2027	440,000	470,800
		1,767,715
UKRAINE (4.7%)
Ukraine Government International Bond
(USD), 7.75%, 09/01/2020 (a)	100,000	100,754
(USD), 7.75%, 09/01/2021 (a)	200,000	199,384
(USD), 7.75%, 09/01/2024 (a)	500,000	475,830

See accompanying Notes to Financial Statements.

16	Semi-Annual Report 2017

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
(USD), 7.75%, 09/01/2026 (a)	$120,000	$112,344
(USD), 0.00%, 05/31/2040 (a)(e)	295,000	103,002
		991,314
UNITED ARAB EMIRATES (1.0%)
Emirate of Dubai Government International Bonds (USD), 5.25%, 01/30/2043 (a)	200,000	199,924
URUGUAY (2.4%)
Uruguay Government International Bond
(USD), 4.38%, 10/27/2027 (c)	80,000	84,000
(USD), 5.10%, 06/18/2050 (c)	420,000	417,900
		501,900
VENEZUELA (1.2%)
Venezuela Government International Bond (USD), 7.75%, 10/13/2019 (a)	400,000	240,680
VIETNAM (0.6%)
Vietnam Government International Bond (USD), 6.75%, 01/29/2020 (a)	110,000	120,172
Total Government Bonds		14,947,159
GOVERNMENT AGENCIES (12.3%)
AZERBAIJAN (1.3%)
Southern Gas Corridor CJSC (USD), 6.88%, 03/24/2026 (a)(g)	250,000	275,913
BRAZIL (0.7%)
Caixa Economica Federal (USD), 4.25%, 05/13/2019 (a)	150,000	152,625
ECUADOR (0.0%)
EP PetroEcuador via Noble Sovereign Funding I Ltd. (USD), 6.78%, 09/24/2019 (a)(c)(e)(g)	6,397	6,410
GEORGIA (2.1%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	400,000	439,668
INDONESIA (1.5%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	290,000	308,144
KAZAKHSTAN (1.1%)
Kazakhstan Temir Zholy National Co. JSC (USD), 6.38%, 10/06/2020 (a)	200,000	216,328
MEXICO (3.6%)
Petroleos Mexicanos
(USD), 4.77%, 03/11/2022 (a)(e)	190,000	206,369
(USD), 6.63%, 06/15/2038	170,000	173,825
(USD), 6.38%, 01/23/2045	70,000	68,523
(USD), 5.63%, 01/23/2046	340,000	302,685
		751,402
TUNISIA (1.1%)
Banque Centrale de Tunisie International Bond (USD), 5.75%, 01/30/2025 (a)	240,000	235,440
VENEZUELA (0.9%)
Petroleos de Venezuela SA (USD), 6.00%, 05/16/2024 (a)(c)	465,000	183,828
Total Government Agencies		2,569,758
SHORT-TERM INVESTMENT (4.3%)
UNITED STATES (4.3%)
State Street Institutional U.S. Government Money Market Fund (h)	894,424	894,424
Total Short-Term Investment		894,424
Total Investments (Cost $20,965,497) (i)—101.5%		21,190,175

Liabilities in excess of other assets—(1.5)%		(304,988)
Net Assets—100.0%		$20,885,187

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Sinkable security.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(e)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2017.
(f)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(g)	This security is government guaranteed.
(h)	Registered investment company advised by State Street Global Advisors.
(i)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro Currency
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	New Russian Ruble
TRY	Turkish Lira
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	17

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen Emerging Markets Debt Fund

At April 30, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
05/24/2017	Goldman Sachs	BRL	1,054,000	USD	333,945	$330,421	$(3,524)

Indonesian Rupiah/United States Dollar
05/24/2017	Morgan Stanley	IDR	3,329,268,000	USD	249,066	249,241	175

Mexican Peso/United States Dollar
07/14/2017	JPMorgan Chase	MXN	1,264,000	USD	66,689	66,358	(331)
						$646,020	$(3,680)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
05/24/2017	Goldman Sachs	USD	688,308	BRL	2,167,000	$679,339	$8,969

United States Dollar/Colombian Peso
05/24/2017	Citibank	USD	199,641	COP	582,878,000	197,491	2,150

United States Dollar/Euro
07/14/2017	Goldman Sachs	USD	144,163	EUR	135,000	147,595	(3,432)

United States Dollar/Hungarian Forint
07/14/2017	JPMorgan Chase	USD	178,332	HUF	51,969,000	181,229	(2,897)
07/14/2017	UBS	USD	31,319	HUF	9,173,000	31,989	(670)

United States Dollar/Indonesian Rupiah
05/24/2017	UBS	USD	247,189	IDR	3,329,268,000	249,241	(2,052)

United States Dollar/Mexican Peso
07/14/2017	JPMorgan Chase	USD	20,453	MXN	389,000	20,422	31
						$1,507,306	$2,099

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

18	Semi-Annual Report 2017

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

The Aberdeen Global Unconstrained Fixed Income Fund (Institutional Class shares net of fees) returned 1.41% for the six-month period ended April 30, 2017, versus the 0.19% return for its benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Note Index, and the -1.63% return of the broad-market Bloomberg Barclays Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Income Funds (comprising 69 funds), as measured by Lipper, Inc., was 0.13% for the period.

The six-month period ended April 30, 2017 was marked by global market volatility and political upheaval. Donald Trump won the U.S. presidential election in November 2016, while a surge in popularity for populist Eurosceptic parties1 in Europe ahead of upcoming elections also prompted investors’ concerns over the future of the European Union (EU). In March 2017, UK Prime Minister Theresa May triggered Article 50,2 starting the clock on Britain’s exit from the EU. Against this backdrop, global economic activity showed signs of acceleration, particularly in the U.S., Eurozone and China. This improvement raised expectations of a gradual removal of global central banks’ accommodative monetary policies. The U.S. Federal Reserve (Fed) raised its benchmark interest rate in two 25-basis point (bps) increments in December 2016 and March 2017. The European Central Bank (ECB) tapered its asset purchases but extended its monetary stimulus program to the end of 2017.

Yields began to drift higher as global economic data showed signs of a cyclical upswing. U.S. rates rose sharply in November 2016 following the surprise victory of Donald Trump in the U.S. presidential election. In the aftermath, markets began to price in fiscal stimulus in the form of tax cuts and increased infrastructure spending in the U.S., which would lead to higher gross domestic product (GDP) growth and a clearer path of interest-rate hikes from the Fed. The 10-year U.S. Treasury yield reached a high of 2.62% in March 2017, while positive economic activity in Europe and hawkish rhetoric from the ECB helped push the 10-year German Bund yield to a high of 0.49% in January.

Ten-year U.S. Treasuries and German Bund yields closed at 2.28% and 0.32%, respectively, at the end of the reporting period on April 30, 2017, while the yield on the 10-year UK gilt finished the period at 1.02%. Yield spreads in France and peripheral Europe widened amid political concerns surrounding the Italian Constitutional referendum in December 2016, and later the French presidential election, in which Marine Le Pen of the far-right Front National party was polling favorably. Centrist candidate Emmanuel Macron subsequently defeated Le Pen by a wide margin in the final round of voting in the French presidential election in early May 2017. Regarding currencies, the British pound was a significant underperformer following the Brexit referendum in June 2016 and the Bank of England’s emergency interest-rate cut in August 2016; the euro also weakened during the reporting period. The pound rallied strongly in April 2017, after UK Prime Minister May called a surprise general election for June 8, 2017; global markets saw the election as presenting a chance that Brexit may be softened. The U.S. dollar outperformed most major global currencies over the reporting period, driven by expectations of fiscal stimulus and Fed monetary policy normalization, while the Japanese yen also strengthened amid risk-off market sentiment towards the end of the period.

Our interest-rate strategies had a positive impact on Fund performance for the reporting period, led by yield-curve positioning. Yield-curve steepener3 trades in the short end of the U.S. Treasury curve performed well following the election of Donald Trump as markets began to price in higher GDP growth and a clear path of interest-rate hikes. Cross-market trades also enhanced Fund performance, driven by the underweight positions in France and Italy versus Germany as spreads widened in the run-up to the French presidential election. An overweight position in the U.S. versus Germany also contributed to Fund performance, driven by risk-off investor sentiment towards the end of the reporting period. These gains were partially offset by the negative impact of our duration4 strategies. Overweight allocations in the short end of the yield curves in Australia and New Zealand also detracted from Fund performance for the reporting period as positive economic data appeared to reaffirm the steady monetary policy from both central banks.

Currency strategies contributed positively to Fund performance over the reporting period, led by an overweight to the U.S. dollar versus a basket of global currencies,5 particularly in November 2016, as expectations of higher U.S. economic growth and a more rapid pace of Fed rate hikes prompted a broad rally in the dollar. Tactical long positions in the Russian ruble and the Japanese yen also benefited Fund performance.

The Fund’s positions in corporate credit bolstered performance over the reporting period. The Fund’s holdings in the banking, insurance, consumer cyclical and industrial energy sectors, along with an overweight allocation to European assets (excluding derivatives) relative to the broad-market Bloomberg Barclays Global Aggregate Bond Index, enhanced performance. The Fund’s credit hedges marginally offset the downturn in U.S. and European credit indices over the period.

Regarding the use of derivatives in the Fund, we employed bond futures over the reporting period in a bid to achieve efficient portfolio management purposes and to hedge interest-rate risk. We employed

1	Eurosceptic parties comprise members who are opposed to increasing the powers of the European Union.
2	Article 50 contains the procedures to be followed by a country seeking to leave the European Union voluntarily.
3	A yield-curve steepener trade is a strategy that seeks to benefit from increasing yield differences that occur as a result of the widening of the yield curve between two U.S. Treasury securities of different maturities.
4	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
5	A currency basket, which functions as a benchmark for regional currency movements, comprises a selected group of currencies in which the weighted average is used as a measure of the collective value.

2017 Semi-Annual Report	19

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (concluded)

interest rate swaps in an effort to efficiently gain or hedge interest-rate risk. We also used credit default swaps6 as part of the Fund’s hedging strategy to reduce the Fund’s exposure to the performance of the credit market. Finally, we employed foreign exchange forwards7 as a hedging strategy to manage currency exposure. The derivatives positions detracted 0.01% from Fund performance for the reporting period.

Towards the end of the reporting period, in the primary market of new issues, we found what we viewed as attractive opportunities, adding a five-year senior bond8 of a U.S. bank. Another noteworthy addition was an issue of a manufacturer and designer of semiconductors, which we purchased in the secondary market at a 25-bps discount to its par value.

In secondary trading, the general theme was taking profits at the end of the reporting period. We also reduced specific risk exposures and added energy exposure after weakness in the sector, driven by the fall in oil prices in April 2017. As a result of profit-taking, the Fund’s aggregate exposure to credit risk was reduced. We also rotated some of the Fund’s euro-denominated corporate-bond exposure into the U.S. dollar corporate market.

In our opinion, it is still not clear which of U.S. President Donald Trump’s campaign themes will characterize his government, although early indications are that he is leaning more towards protectionism than investors had initially hoped. We think that fiscal policy easing, largely through tax cuts and possibly infrastructure spending, should boost demand in the short to medium term. However, we feel that it is unclear whether Trump will be able to push these changes through the U.S. Congress. With the economy close to full employment, we believe that the Fed will need to offset some of the fiscal easing with further monetary policy tightening. If Trump pursues a protectionist agenda, we think that the U.S. may suffer a supply shock, which will make the growth/inflation trade-off less favorable. European political risk will remain a big concern, in our view, with a series of important elections over the next year. Accelerating headline inflation in the Eurozone is putting pressure on the ECB to gradually withdraw monetary stimulus. In the UK, we believe that investor sentiment surrounding Brexit negotiations could overshadow other economic news.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

6	A credit default swap is a contract that transfers the credit exposure of fixed-income products between two or more parties.
7	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.
8	A senior bond comprises debt that takes priority over other unsecured or otherwise more “junior” debt of a bond issuer.

20	Semi-Annual Report 2017

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	1.73%		4.40%		0.67%		3.16%
	w/SC2	(2.60%	)	(0.05%	)	(0.20%	)	2.72%
Class C	w/o SC	1.35%		3.64%		(0.06%	)	2.40%
	w/SC3	0.35%		2.64%		(0.06%	)	2.40%
Institutional Service Class[4,5]	w/o SC	1.72%		4.50%		0.76%		3.32%
Institutional Class[4,6]	w/o SC	1.81%		4.57%		0.94%		3.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective August 15, 2016. Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy. Returns presented for the Fund prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The investment objective and strategy of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
6	Returns before the first offering of the Institutional Class shares (July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

2017 Semi-Annual Report	21

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2017)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Unconstrained Fixed Income Fund, the Bank of America Merill Lynch 3-Month U.S. Treasury Note Index, the Bloomberg Barclays Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Effective August 15, 2016, the Bank of America Merill Lynch 3-Month U.S. Treasury Note Index replaced the Bloomberg Barclays Global Aggregate Bond Index as the Fund’s benchmark index in connection with the change to the Fund’s investment objective and strategy. The Bloomberg Barclays Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Corporate Bonds	86.4%
Government Bonds	3.8%
Government Agencies	1.7%
Commercial Mortgage-Backed Securities	1.3%
Short-Term Investment	0.5%
Residential Mortgage-Backed Securities	0.1%
Other Assets in Excess of Liabilities	6.2%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	24.5%
Diversified Telecommunication Services	7.9%
Insurance	7.9%
Oil, Gas & Consumable Fuels	6.9%
Diversified Financial Services	5.7%
Auto Manufacturers	5.0%
Electric Utilities	4.8%
Food Products	3.3%
Pharmaceutical	3.1%
Computers & Peripherals	2.5%
Other	28.4%
100.0%

Top Holdings*
HSBC Holdings PLC 10/18/2022	1.6%
National Australia Bank Ltd. 03/16/2021	1.5%
Stadshypotek AB 10/02/2019	1.5%
Industrial & Commercial Bank of China Ltd. 10/20/2021	1.5%
SLM Student Loan Trust 2003-10 12/15/2039	1.5%
Annington Finance No 4 PLC, Series A 12/07/2022	1.5%
AXA SA 12/14/2018	1.4%
Ford Motor Credit Co. LLC 02/01/2021	1.4%
Altice Luxembourg SA 05/15/2022	1.3%
Marfrig Holdings Europe BV 06/24/2019	1.3%
Other	85.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	39.7%
United Kingdom	14.2%
Netherlands	6.9%
Germany	5.3%
France	3.5%
Sweden	3.4%
Canada	2.6%
Australia	2.3%
Brazil	2.0%
Other	20.1%
100.0%

22	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.3%)
UNITED KINGDOM (0.6%)
Paragon Mortgages No 8 PLC, Series 8, Class B1B, (EUR), 0.87%, 04/15/2044 (a)(b)	$92,557	$96,352
UNITED STATES (0.7%)
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class D (USD), 4.53%, 01/05/2043 (a)(b)	138,000	108,934
Total Commercial Mortgage-Backed Securities		205,286
RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.1%)
UNITED STATES (0.1%)
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 3.43%, 12/26/2037 (a)(b)	16,656	15,427
JP Morgan Re-Remic, Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	8,487	8,567
		23,994
Total Residential Mortgage-Backed Securities		23,994
CORPORATE BONDS (86.4%)
AUSTRALIA (2.3%)
Commercial Banks (1.5%)
National Australia Bank Ltd. (USD), 2.25%, 03/16/2021 (a)	250,000	249,845
Metals & Mining (0.8%)
BHP Billiton Finance Ltd. (EUR), 4.75%, 04/22/2076 (a)(b)	100,000	120,125
		369,970
BRAZIL (2.0%)
Food Products (1.3%)
Marfrig Holdings Europe BV (USD), 6.88%, 06/24/2019 (a)	200,000	207,690
Oil, Gas & Consumable Fuels (0.7%)
Petrobras Global Finance BV (EUR), 4.88%, 03/07/2018	100,000	112,502
		320,192
CANADA (2.6%)
Commercial Banks (1.1%)
Royal Bank of Canada (USD), 2.20%, 09/23/2019	170,000	171,066
Energy Equipment & Services (0.2%)
TransCanada PipeLines Ltd. (USD), 6.35%, 05/15/2067 (b)	44,000	40,590
Metals & Mining (0.5%)
Glencore Canada Financial Corp. (GBP), 7.38%, 05/27/2020	50,000	75,467
Oil, Gas & Consumable Fuels (0.8%)
Canadian Natural Resources Ltd. (USD), 1.75%, 01/15/2018	81,000	80,984
Cenovus Energy, Inc. (USD), 4.25%, 04/15/2027 (a)	57,000	56,538
		137,522
		424,645
CHINA (1.5%)
Commercial Banks (1.5%)
Industrial & Commercial Bank of China Ltd. (USD), 2.45%, 10/20/2021	$250,000	$246,310
FRANCE (3.5%)
Commercial Banks (1.2%)
Societe Generale SA (EUR), 9.38%, 09/04/2019 (a)(b)(c)	150,000	193,133
Insurance (2.3%)
AXA SA (USD), 6.46%, 12/14/2018 (a)(b)(c)	230,000	231,437
CNP Assurances (GBP), 7.38%, 09/30/2041 (a)(b)	100,000	149,229
		380,666
		573,799
GERMANY (5.3%)
Auto Manufacturers (1.8%)
Daimler Finance North America LLC (USD), 1.79%, 10/30/2019 (a)(b)	160,000	160,835
Volkswagen International Finance NV (EUR), 3.88%, 09/04/2018 (a)(b)(c)	110,000	124,642
		285,477
Diversified Telecommunication Services (2.0%)
Deutsche Telekom International Finance BV
(USD), 1.50%, 09/19/2019 (a)	150,000	147,799
(USD), 2.82%, 01/19/2022 (a)	170,000	170,162
		317,961
Insurance (0.8%)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (GBP), 7.63%, 06/21/2028 (b)	100,000	138,661
Real Estate (0.7%)
Vonovia Finance BV (EUR), 4.00%, 12/17/2021 (a)(b)(c)	100,000	115,985
		858,084
HONG KONG (0.7%)
Holding Companies-Diversified Operations (0.7%)
Hutchison Whampoa Europe Finance 13 Ltd. (EUR), 3.75%, 05/10/2018 (a)(b)(c)	100,000	111,926
ITALY (0.7%)
Diversified Telecommunication Services (0.7%)
Telecom Italia Capital SA (USD), 7.18%, 06/18/2019	100,000	109,750
KUWAIT (1.2%)
Diversified Financial Services (1.2%)
Equate Petrochemical BV (USD), 3.00%, 03/03/2022 (a)	200,000	198,820
LUXEMBOURG (1.3%)
Diversified Telecommunication Services (1.3%)
Altice Luxembourg SA (USD), 7.75%, 05/15/2022 (a)	200,000	212,526
MEXICO (1.1%)
Diversified Telecommunication Services (0.7%)
America Movil SAB de CV, Series A (EUR), 5.13%, 09/06/2073 (a)(b)	100,000	114,927

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	23

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Oil, Gas & Consumable Fuels (0.4%)
Petroleos Mexicanos (USD), 5.50%, 01/21/2021	$60,000	$63,600
		178,527
NETHERLANDS (6.9%)
Commercial Banks (4.9%)
ABN AMRO Bank NV (USD), 1.80%, 09/20/2019 (a)	200,000	198,256
Cooperatieve Rabobank UA
(USD), 11.00%, 06/30/2019 (a)(b)(c)	140,000	163,450
(AUD), 4.25%, 10/13/2021 (a)	100,000	78,452
ING Bank NV (GBP), 6.88%, 05/29/2023 (b)	115,000	157,267
ING Groep NV (USD), 2.30%, 03/29/2022 (b)	200,000	201,642
		799,067
Diversified Telecommunication Services (0.7%)
Koninklijke KPN NV (EUR), 6.13%, 09/14/2018 (a)(b)(c)	100,000	116,411
Oil, Gas & Consumable Fuels (1.3%)
Shell International Finance BV (USD), 1.47%, 09/12/2019 (b)	200,000	200,829
		1,116,307
RUSSIA (1.9%)
Oil, Gas & Consumable Fuels (1.9%)
Gazprom OAO Via Gaz Capital SA (USD), 8.15%, 04/11/2018 (a)	100,000	105,625
Lukoil International Finance BV (USD), 3.42%, 04/24/2018 (a)	200,000	201,990
		307,615
SWEDEN (2.2%)
Auto Manufacturers (0.7%)
Volvo Treasury AB (EUR), 4.20%, 06/10/2075 (a)(b)	100,000	115,706
Commercial Banks (1.5%)
Stadshypotek AB (USD), 1.88%, 10/02/2019 (a)	250,000	249,768
		365,474
SWITZERLAND (1.2%)
Insurance (0.6%)
Zurich Finance UK PLC (GBP), 6.63%, 10/02/2022 (b)(c)	57,000	86,931
Metals & Mining (0.6%)
Glencore Finance Canada Ltd. (USD), 2.70%, 10/25/2017 (a)(b)	100,000	100,326
		187,257
UNITED KINGDOM (13.6%)
Auto Manufacturers (1.0%)
Jaguar Land Rover Automotive PLC (USD), 5.63%, 02/01/2023 (a)	150,000	156,750
Commercial Banks (5.6%)
Barclays Bank PLC (GBP), 6.75%, 01/16/2023 (b)	50,000	66,872
HBOS Capital Funding LP (GBP), 6.46%, 11/30/2018 (a)(b)(c)	50,000	68,646
HSBC Holdings PLC
(GBP), 6.38%, 10/18/2022 (b)	200,000	264,172
(USD), 3.26%, 03/13/2023 (b)	200,000	202,380
Royal Bank of Scotland Group PLC (USD), 6.99%, 10/05/2017 (a)(b)(c)	100,000	113,000
Standard Chartered PLC (USD), 2.10%, 08/19/2019 (a)	200,000	198,921
		913,991
Electric Utilities (0.8%)
SSE PLC (GBP), 3.88%, 09/10/2020 (a)(b)(c)	100,000	131,766
Food Products (0.9%)
Tesco PLC (GBP), 5.50%, 12/13/2019	100,000	142,415
Insurance (3.1%)
Aviva PLC
(USD), 8.25%, 11/03/2017 (a)(c)	200,000	206,250
(GBP), 6.88%, 11/21/2019 (b)(c)	40,000	56,899
Legal & General Group PLC (GBP), 10.00%, 07/23/2041 (b)	50,000	85,429
Phoenix Group Holdings (GBP), 5.75%, 07/07/2021 (a)	100,000	147,563
		496,141
Oil, Gas & Consumable Fuels (0.8%)
BG Energy Capital PLC (GBP), 6.50%, 11/30/2072 (a)(b)	100,000	133,567
Real Estate (1.4%)
Annington Finance No 4 PLC, Series A (GBP), 0.00%, 12/07/2022 (d)	200,000	234,206
		2,208,836
UNITED STATES (38.4%)
Airlines (1.1%)
Delta Air Lines, Inc. (USD), 2.88%, 03/13/2020	170,000	171,521
Auto Manufacturers (1.5%)
General Motors Financial Co., Inc.
(USD), 2.42%, 10/04/2019 (b)	140,000	141,918
(USD), 2.65%, 04/13/2020	95,000	95,386
		237,304
Commercial Banks (7.2%)
Bank of America Corp. (USD), 2.34%, 10/21/2022 (b)	140,000	141,908
Citigroup, Inc., Series MPLE (CAD), 3.39%, 11/18/2021	100,000	77,187
Goldman Sachs Group, Inc.
(USD), 2.21%, 11/15/2021 (b)	140,000	141,259
(USD), 3.00%, 04/26/2022	119,000	119,946
JPMorgan Chase & Co.
Series V (USD), 5.00%, 07/01/2019 (b)(c)	60,000	61,105
(USD), 2.78%, 04/25/2023 (b)	160,000	159,833
(USD), 2.38%, 10/24/2023 (b)	140,000	142,422
Morgan Stanley (USD), 2.55%, 10/24/2023 (b)	150,000	152,351
Wells Fargo & Co. (USD), 3.07%, 01/24/2023	170,000	171,948
		1,167,959

See accompanying Notes to Financial Statements.

24	Semi-Annual Report 2017

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Computers & Peripherals (2.5%)
Apple, Inc.
(USD), 2.25%, 02/23/2021	$22,000	$22,218
(USD), 1.54%, 02/09/2022 (b)	170,000	171,910
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (USD), 3.48%, 06/01/2019 (a)	130,000	132,964
EMC Corp. (USD), 1.88%, 06/01/2018	80,000	79,648
		406,740
Diversified Financial Services (4.5%)
American Express Credit Corp. (USD), 1.74%, 10/30/2019 (b)	150,000	150,315
Ford Motor Credit Co. LLC (USD), 5.75%, 02/01/2021	200,000	220,383
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	100,000	113,609
SLM Student Loan Trust 2003-10 (GBP), 0.89%, 12/15/2039 (a)(b)	200,000	240,742
		725,049
Diversified Telecommunication Services (2.5%)
AT&T, Inc. (USD), 3.20%, 03/01/2022	100,000	101,237
Cisco Systems, Inc. (USD), 1.49%, 09/20/2019 (b)	140,000	140,754
Verizon Communications, Inc. (USD), 2.14%, 03/16/2022 (b)	159,000	160,735
		402,726
Electric Utilities (4.0%)
Dominion Resources, Inc. (USD), 2.96%, 07/01/2019 (e)	155,000	157,148
Duke Energy Florida LLC (USD), 1.85%, 01/15/2020	200,000	200,215
Exelon Corp. (USD), 3.50%, 06/01/2022 (b)	69,000	70,366
NextEra Energy Capital Holdings, Inc. (USD), 1.65%, 09/01/2018	100,000	99,706
Southern Power Co., Series D (USD), 1.95%, 12/15/2019	129,000	128,332
		655,767
Energy Equipment & Services (1.3%)
Columbia Pipeline Group, Inc. (USD), 2.45%, 06/01/2018	18,000	18,089
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	54,122
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	22,000	22,493
MPLX LP (USD), 4.50%, 07/15/2023	55,000	57,959
Sabine Pass Liquefaction LLC
(USD), 5.00%, 03/15/2027 (a)	21,000	22,164
(USD), 4.20%, 03/15/2028 (a)	37,000	37,049
		211,876
Food Products (1.1%)
Kraft Heinz Foods Co. (USD), 2.00%, 07/02/2018	100,000	100,252
Kroger Co. (USD), 1.50%, 09/30/2019	75,000	74,116
		174,368
Gas Utilities (0.2%)
Sempra Energy (USD), 1.63%, 10/07/2019	41,000	40,674
Healthcare Products (0.5%)
Becton Dickinson and Co. (USD), 1.80%, 12/15/2017	78,000	77,949
Information Technology Services (0.2%)
Texas Instruments, Inc. (USD), 2.63%, 05/15/2024	36,000	35,833
Insurance (1.1%)
Hartford Financial Services Group, Inc. (USD), 6.30%, 03/15/2018	165,000	171,259
Machinery-Construction & Mining (1.0%)
Caterpillar Financial Services Corp. (USD), 1.67%, 01/10/2020 (b)	170,000	170,748
Machinery-Diversified (1.2%)
John Deere Capital Corp. (USD), 1.43%, 10/15/2018 (b)	200,000	200,374
Media (1.3%)
CBS Corp. (USD), 2.30%, 08/15/2019	80,000	80,466
Time Warner, Inc. (USD), 4.75%, 03/29/2021	100,000	107,965
Walt Disney Co. (USD), 7.55%, 07/15/2093	25,000	30,628
		219,059
Oil & Gas Services (0.6%)
Halliburton Co. (USD), 3.50%, 08/01/2023	98,000	100,566
Oil, Gas & Consumable Fuels (1.0%)
Marathon Oil Corp. (USD), 2.80%, 11/01/2022	110,000	107,037
Phillips 66 (USD), 1.89%, 04/15/2020 (a)(b)	49,000	49,073
		156,110
Pharmaceutical (3.1%)
AbbVie, Inc.
(EUR), 0.38%, 11/18/2019	140,000	153,443
(USD), 2.90%, 11/06/2022	80,000	80,338
Mylan, Inc. (USD), 3.00%, 12/15/2018	130,000	131,806
Shire Acquisitions Investments Ireland DAC (USD), 1.90%, 09/23/2019	140,000	139,209
		504,796
Real Estate Investment Trust (REIT) Funds (0.3%)
Crown Castle International Corp. (USD), 2.25%, 09/01/2021	47,000	46,044
Retail (0.3%)
CVS Health Corp. (USD), 3.50%, 07/20/2022	43,000	44,692
Semiconductors (1.0%)
Broadcom Corp. / Broadcom Cayman Finance Ltd. (USD), 2.38%, 01/15/2020 (a)	170,000	170,107
Transportation (0.9%)
Penske Truck Leasing Co. LP (USD), 3.38%, 02/01/2022 (a)	150,000	153,365
		6,244,886
Total Corporate Bonds		14,034,924

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	25

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
GOVERNMENT BONDS (3.8%)
SERBIA (1.3%)
Serbia International Bond (USD), 5.25%, 11/21/2017 (a)	$200,000	$203,696
SWEDEN (1.2%)
Svensk Exportkredit AB (USD), 2.88%, 11/14/2023 (a)(b)	200,000	199,176
TURKEY (1.3%)
Turkey Government International Bond (USD), 6.75%, 04/03/2018	200,000	207,660
Total Government Bonds		610,532
GOVERNMENT AGENCIES (1.7%)
INDIA (1.2%)
Export-Import Bank of India (USD), 2.75%, 04/01/2020 (a)	200,000	199,968
MEXICO (0.5%)
Petroleos Mexicanos (USD), 4.77%, 03/11/2022 (a)(b)	78,000	84,720
Total Government Agencies		284,688
SHORT-TERM INVESTMENT (0.5%)
UNITED STATES (0.5%)
State Street Institutional U.S. Government Money Market Fund (f)	85,869	85,869
Total Short-Term Investment		85,869
Total Investments (Cost $15,158,982) (g)—93.8%		15,245,293

Other Assets in Excess of Liabilities—6.2%		1,004,729
Net Assets—100.0%		$16,250,022

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2017.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(d)	Issued with a zero coupon.
(e)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(f)	Registered investment company advised by State Street Global Advisors.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
CZK	Czech Koruna
GBP	British Pound Sterling
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
RUB	New Russian Ruble
SEK	Swedish Krona
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

26	Semi-Annual Report 2017

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

At April 30, 2017, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
30 Day Federal Funds Futures	(20)	05/31/2017	$(47)
Canadian Government Bond-10 year	6	06/21/2017	12,894
Euro Bobl Futures	(2)	06/08/2017	(657)
Euro BTP Futures	(5)	06/08/2017	(10,792)
Euro Bund Futures	9	06/08/2017	4,190
Euro OAT Futures	(5)	06/08/2017	(3,896)
Euro Schatz Futures	(6)	06/08/2017	(407)
Long Gilt Futures	(6)	06/28/2017	(20,461)
United States Treasury Note 6%-10 year	(5)	06/21/2017	(7,160)
United States Treasury Note 6%-2 year	(15)	06/30/2017	(4,410)
United States Treasury Note 6%-5 year	(59)	06/30/2017	(37,974)
United States Treasury Note 6%-Ultra Long	4	06/21/2017	9,741
United States Treasury Note 6%-Ultra Long	(11)	06/21/2017	(8,034)
			(67,013)

At April 30, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
05/24/2017	Royal Bank of Canada	AUD	163,000	USD	124,670	$122,005	$(2,665)
05/24/2017	UBS	AUD	111,000	USD	85,221	83,083	(2,138)

Brazilian Real/United States Dollar
05/24/2017	Morgan Stanley	BRL	266,238	USD	84,000	83,464	(536)

British Pound/United States Dollar
05/24/2017	Morgan Stanley	GBP	13,000	USD	16,649	16,847	198
07/14/2017	Citibank	GBP	14,000	USD	17,956	18,170	214
07/14/2017	Royal Bank of Canada	GBP	114,000	USD	141,959	147,959	6,000

Canadian Dollar/United States Dollar
05/24/2017	Barclays Bank	CAD	7,000	USD	5,245	5,130	(115)
05/24/2017	Citibank	CAD	13,000	USD	9,726	9,527	(199)
05/24/2017	Morgan Stanley	CAD	16,000	USD	11,843	11,725	(118)
05/24/2017	Royal Bank of Canada	CAD	308,000	USD	227,116	225,707	(1,409)
05/24/2017	UBS	CAD	25,000	USD	18,643	18,320	(323)

Euro/United States Dollar
05/24/2017	Barclays Bank	EUR	63,000	USD	67,512	68,694	1,182
05/24/2017	Citibank	EUR	15,000	USD	16,255	16,356	101
05/24/2017	Royal Bank of Canada	EUR	164,000	USD	173,521	178,822	5,301
05/24/2017	UBS	EUR	23,000	USD	24,581	25,079	498
07/14/2017	Barclays Bank	EUR	15,000	USD	15,940	16,399	459
07/14/2017	Morgan Stanley	EUR	112,000	USD	119,429	122,449	3,020
07/14/2017	Royal Bank of Canada	EUR	83,000	USD	88,993	90,744	1,751

Israeli Shekel/United States Dollar
05/24/2017	UBS	ILS	1,225,526	USD	336,000	338,596	2,596

Japanese Yen/United States Dollar
05/24/2017	Morgan Stanley	JPY	19,300,000	USD	167,816	173,280	5,464
05/24/2017	UBS	JPY	36,298,633	USD	326,000	325,898	(102)

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	27

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)

Mexican Peso/United States Dollar
05/24/2017	Morgan Stanley	MXN	2,556,000	USD	124,309	$135,312	$11,003

New Russian Ruble/United States Dollar
05/24/2017	Morgan Stanley	RUB	5,043,000	USD	85,312	88,192	2,880

New Zealand Dollar/United States Dollar
05/24/2017	Royal Bank of Canada	NZD	232,000	USD	164,697	159,200	(5,497)

South Korean Won/United States Dollar
05/24/2017	Morgan Stanley	KRW	289,505,000	USD	256,540	254,550	(1,990)

Swiss Franc/United States Dollar
05/24/2017	Morgan Stanley	CHF	126,000	USD	125,923	126,795	872
						$2,862,303	$26,447

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
05/24/2017	Morgan Stanley	USD	212,838	AUD	277,000	$207,333	$5,505
07/14/2017	Citibank	USD	73,213	AUD	97,000	72,541	672

United States Dollar/British Pound
05/24/2017	Morgan Stanley	USD	9,826	GBP	8,000	10,367	(541)
05/24/2017	Royal Bank of Canada	USD	16,234	GBP	13,000	16,847	(613)
05/24/2017	UBS	USD	8,726	GBP	7,000	9,072	(346)
07/14/2017	Barclays Bank	USD	23,158	GBP	18,000	23,362	(204)
07/14/2017	Citibank	USD	2,311,055	GBP	1,850,000	2,401,090	(90,035)

United States Dollar/Canadian Dollar
05/24/2017	Barclays Bank	USD	83,954	CAD	112,000	82,075	1,879
05/24/2017	Citibank	USD	14,920	CAD	20,000	14,656	264
05/24/2017	Royal Bank of Canada	USD	145,397	CAD	190,000	139,235	6,162
05/24/2017	UBS	USD	175,085	CAD	233,000	170,746	4,339
07/14/2017	Citibank	USD	78,282	CAD	105,000	77,006	1,276

United States Dollar/Chinese Yuan Renminbi Offshore
05/24/2017	Morgan Stanley	USD	250,298	CNH	1,731,000	250,484	(186)

United States Dollar/Euro
05/24/2017	Barclays Bank	USD	61,677	EUR	57,000	62,151	(474)
05/24/2017	Citibank	USD	127,858	EUR	119,000	129,755	(1,897)
05/24/2017	Morgan Stanley	USD	192,660	EUR	181,000	197,358	(4,698)
05/24/2017	UBS	USD	91,954	EUR	85,000	92,682	(728)
07/14/2017	Barclays Bank	USD	18,300	EUR	17,000	18,586	(286)
07/14/2017	Morgan Stanley	USD	1,608,549	EUR	1,502,000	1,642,130	(33,581)
07/14/2017	Royal Bank of Canada	USD	19,743	EUR	18,000	19,679	64

United States Dollar/Hungarian Forint
05/24/2017	Citibank	USD	260,789	HUF	75,632,000	263,238	(2,449)

United States Dollar/Japanese Yen
05/24/2017	Citibank	USD	399,664	JPY	44,250,000	397,287	2,377
05/24/2017	UBS	USD	294,170	JPY	33,418,000	300,035	(5,865)

United States Dollar/Mexican Peso
05/24/2017	Royal Bank of Canada	USD	125,982	MXN	2,556,000	135,312	(9,330)

United States Dollar/New Zealand Dollar
05/24/2017	Morgan Stanley	USD	168,876	NZD	235,000	161,258	7,618

United States Dollar/South Korean Won
05/24/2017	Citibank	USD	254,365	KRW	289,505,000	254,550	(185)
						$7,148,835	$(121,262)

See accompanying Notes to Financial Statements.

28	Semi-Annual Report 2017

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

At April 30, 2017, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/New Zealand Dollar 05/24/2017	Citibank	AUD	219,000	NZD	232,384	$167,042	$171,499	$4,457
British Pound/Australian Dollar 05/24/2017	Royal Bank of Canada	GBP	188,382	AUD	318,000	240,451	246,561	6,110
British Pound/Euro 05/24/2017	Citibank	GBP	138,125	EUR	160,000	169,355	173,896	4,541
05/24/2017	Morgan Stanley	GBP	101,573	EUR	119,000	126,580	128,457	1,877
Canadian Dollar/Swiss Franc 05/24/2017	Royal Bank of Canada	CAD	168,000	CHF	126,173	125,233	121,377	(3,856)
Crech Koruna/Euro 05/24/2017	Citibank	CZK	12,111,000	EUR	449,134	491,412	493,667	2,255
03/27/2018	Royal Bank of Canada	CZK	12,297,054	EUR	462,000	489,216	487,690	(1,526)
Euro/British Pound 05/24/2017	Royal Bank of Canada	EUR	15,371	GBP	13,000	16,704	16,617	(87)
Euro/Crech Koruna 03/27/2018	Citibank	EUR	457,231	CZK	12,297,054	497,901	494,137	(3,764)
Euro/Hungarian Forint 05/24/2017	Barclays Bank	EUR	229,716	HUF	70,854,000	243,327	247,196	3,869
Euro/Japanese Yen 05/24/2017	Barclays Bank	EUR	14,987	JPY	1,820,000	16,285	16,286	1
05/24/2017	Citibank	EUR	119,000	JPY	14,266,100	125,384	127,054	1,670
05/24/2017	UBS	EUR	233,000	JPY	27,943,923	253,609	256,779	3,170
Hungarian Forint/Euro 05/24/2017	Citibank	HUF	146,486,000	EUR	469,288	497,849	495,996	(1,853)
Japanese Yen/Euro 05/24/2017	UBS	JPY	29,255,034	EUR	239,000	254,491	256,550	2,059
New Zealand Dollar/Australian Dollar 05/24/2017	Royal Bank of Canada	NZD	237,000	AUD	215,882	167,061	168,105	1,044
New Zealand Dollar/Mexican Peso 05/24/2017	UBS	NZD	234,000	MXN	3,072,362	161,038	158,963	(2,075)
Swedish Krona/Euro 05/24/2017	UBS	SEK	2,216,332	EUR	232,000	245,962	243,489	(2,473)
Swiss Franc/Euro 05/24/2017	Royal Bank of Canada	CHF	252,398	EUR	237,000	250,993	246,564	(4,429)
							$4,550,883	$10,990

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	29

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen Global Unconstrained Fixed Income Fund

At April 30, 2017, the Fund held the following over-the-counter credit default swaps:

Buy Protection:
Expiration Date	Notional Amount	Receive (Pay) Floating Rate	Counterparty/ Reference Equity	Fund Pays Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
06/20/2022	200,000	Receive	Barclays Bank/Virgin Media Finance, 7%, 4/15/23	Equal to 5.00%	30,157	$2,449	32,606
06/20/2022	400,000	Receive	Citibank/Vodafone, 5%, 6/4/18	Equal to 1.00%	(3,037)	(2,605)	(5,642)
06/20/2022	400,000	Receive	Citibank/Vodafone, 5%, 6/4/18	Equal to 1.00%	(2,617)	(3,024)	(5,641)
					24,503	(3,180)	$21,323

At April 30, 2017, the Fund held the following centrally cleared credit default swaps:

Buy Protection:
Expiration Date	Notional Amount	Receive (Pay) Floating Rate	Credit Index	Fund Pays Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
12/20/2021	400,000	Receive	Markit CDX 5-year	Equal to 1.00%	6,631	1,555	0.56%
12/20/2021	600,000	Receive	iTRAXX-FinSen 5-year	Equal to 1.00%	(1,429)	(9,154)	0.67%
12/20/2021	2,420,000	Receive	Markit CDX 5-year	Equal to 1.00%	(22,184)	(27,343)	0.56%
12/20/2021	207,900	Receive	Markit CDX 5-year	Equal to 5.00%	(5,747)	(12,425)	3.01%
12/20/2021	900,000	Receive	iTRAXX-Crossover 5-year	Equal to 5.00%	(85,418)	(29,133)	2.41%
12/20/2021	400,000	Receive	iTRAXX-Europe 5-year	Equal to 1.00%	(5,133)	(3,489)	0.60%
12/20/2021	780,000	Receive	iTRAXX-Europe 5-year	Equal to 1.00%	(10,867)	(5,946)	0.60%
12/20/2021	180,000	Receive	iTRAXX-Crossover 5-year	Equal to 5.00%	(14,273)	(8,637)	2.41%
					(138,420)	$(94,572)

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swap contracts agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap contracts with credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At April 30, 2017, the Fund’s centrally cleared interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Receive (Pay) Floating Rate	Floating Rate Index	Premiums Paid (Received)	Fixed Rate	Unrealized Appreciation/ (Depreciation)
EUR	1,760,000	04/15/2022	Receive	6-month EURIBOR	–	1.11%	$6,718
EUR	1,760,000	04/15/2027	Receive	6-month EURIBOR	–	1.35%	(11,978)
GBP	1,180,000	10/15/2021	Receive	12-month UK RPI	–	3.48%	(2,182)
GBP	250,000	10/15/2021	Receive	12-month UK RPI	964	3.48%	(2,189)
GBP	840,000	02/01/2027	Receive	12-month UK RPI	–	1.26%	(15,159)
SEK	41,150,000	09/30/2020	Receive	3-month STIBOR	–	0.13%	(15,655)
SEK	45,440,000	11/22/2020	Receive	3-month STIBOR	–	0.58%	2,407
SEK	10,300,000	11/26/2026	Receive	3-month STIBOR	–	0.66%	18,025
USD	19,730,000	04/12/2018	Receive	3-month LIBOR Index	–	1.50%	1,224
USD	9,770,000	04/12/2018	Receive	3-month LIBOR Index	(2,200)	1.50%	–
USD	10,300,000	04/12/2019	Receive	3-month LIBOR Index	–	1.78%	3,263
USD	5,050,000	04/12/2019	Receive	3-month LIBOR Index	–	1.78%	–
USD	4,000,000	04/24/2019	Receive	3-month LIBOR index	–	1.87%	–
					(1,236)		$(15,526)

See accompanying Notes to Financial Statements.

30	Semi-Annual Report 2017

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Institutional Class shares net of fees) returned -0.39% for the six-month period ended April 30, 2017, versus the -0.34% return of its benchmark, the Bloomberg Barclays Municipal Bond Index. For broader comparison, the average return of the Fund’s peer category of General & Insured Municipal Debt Funds (comprising 90 funds), as measured by Lipper, Inc., was -0.86% for the period.

The U.S. municipal bond market experienced numerous stretches of volatility over the six-month period ended April 30, 2017. In November 2016, following the election of Donald Trump as the 45th U.S. president, the tax-exempt market underwent a dramatic sell-off, with the benchmark Bloomberg Barclays Municipal Bond Index posting a total return of -3.73% – its worst monthly return since the global financial crisis. Fears of the Trump administration’s promised tax reform and the potential elimination of the tax-exempt status on municipal bond interest percolated through the market. Consequently, tax-exempt municipal rates cheapened dramatically relative to comparable-duration1 U.S. Treasuries. Additionally, concerns around Trump’s inflationary policies drove significant Treasury yield curve steepening,2 further contributing to negative returns in November.

Given its conservative positioning both from a credit risk and duration perspective, the Fund (Institutional Class Shares net of fees) outperformed the Bloomberg Barclays Municipal Bond Index in November, highlighting our focus on credit quality and the Fund’s positioning in intermediate-term municipal bonds. However, the municipal market rebounded quickly, with municipal fund flows reversing sharply in January and the Bloomberg Barclays Municipal Bond Index posting positive returns in each of the five months after November. Following the December 2016 and March 2017 increases in the federal funds rate, the U.S. Federal Reserve’s (Fed) commentary remained centered on a measured and conservative approach to rate hikes. Additionally, weaker-than-expected gross domestic product (GDP) growth in the fourth quarter of 2016 and the first quarter of 2017, sluggish U.S. labor market gains, and rising geopolitical risks surrounding the French presidential election further cooled inflation expectations, leading to a rally in U.S. Treasuries late in the reporting period, with municipal yields following suit. On May 3, 2017, shortly after the closing of the reporting period, the Commonwealth of Puerto Rico officially entered bankruptcy proceedings. The Fund has no exposure to Puerto Rico.

The primary driver of Fund performance for the reporting period was its intermediate-duration positioning. Over the period, we maintained the Fund’s average duration at two years shorter than that of its benchmark. This significantly benefited the Fund’s return in November 2016, when the municipal market experienced a substantial downturn. However, the Fund’s shorter duration also had a modestly negative impact on performance over the subsequent five months as the market rebounded – though the performance reflected the Fund’s defensive positioning.

The Fund’s top-performing holdings during the six-month period included New Hampshire Business Finance Authority adjustable-rate bonds and New York State Dormitory Authority Lease Revenue bonds 5%, due in 2039, among others. The Fund’s New Hampshire Business Finance Authority Pollution Control Revenue Auction Rate bonds were called at par value in December 2016, at approximately seven points above the then-current market price, generating a substantial gain for the Fund, while the New York State Dormitory Lease Revenue bonds 5%, 2039, were pre-refunded with Treasuries3 to the first call date on July 1, 2019, also boosting the market value of the bonds. Among the main detractors from Fund performance were holdings in Georgia Transmission Corporation (Burke County Development Authority PCR 1.75% 2049) bonds mandatorily puttable4 on June 1, 2017, and Georgia Power (Burke County Development Authority PCR 1.3% 2052) bonds, mandatorily puttable on May 3, 2018. The Georgia Transmission bonds’ performance lagged that of the overall market as the security price dropped to par value given the approaching put date on June 1, 2017. The Georgia Power bonds were hampered amid the setback the company is experiencing with of the expansion of its Vogtle nuclear plant. However, we expect these bonds to be tendered on or before May 3, 2018, and anticipate that the price may rise to par value over the next year.

We believe that the tax-exempt municipal market will remain volatile over the next six to eighteen months as uncertainty around the treatment of tax-exempt securities under President Trump’s proposed tax reform is likely to weigh on the asset class, especially if details emerge suggesting the elimination of the preferential tax treatment for municipal bonds. Additionally, we think that the Fed will maintain its disciplined and measured approach to interest-rate increases. Given the Fund’s current conservative positioning, we intend to look to gradually increase its duration modestly as rates rise. The Fund also holds substantial exposure to pre-refunded securities which carry little or no credit risk. As these securities are called away or mature, we will seek to reinvest the proceeds into higher-yielding municipal bonds, thus avoiding taxable gains for the Fund’s investors while increasing the overall yield. Our focus is to add the highest level of yield without taking significant duration risk, while simultaneously minimizing capital gains for the Fund’s shareholders.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	Yield curve steepening occurs when the spread between long- and short-term interest rates increases. Consequently, long-term bond prices will decrease relative to short-term bonds.
3	Pre-refunded bonds are issued to fund another callable bond, which provides the issuer with the right to redeem the bond before the scheduled maturity date. The proceeds from the issue of the lower-yielding and/or longer-maturing pre-refunded bond are typically invested in Treasury securities until the scheduled call date of the original bond issue occurs.
4	A mandatorily puttable bond requires the issuer to repay the principal on a specified date prior to the bond’s maturity date.

2017 Semi-Annual Report	31

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

32	Semi-Annual Report 2017

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2017)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(0.53%	)	(0.28%	)	2.10%	3.39%
	w/SC2	(4.77%	)	(4.48%	)	1.23%	2.94%
Class C	w/o SC	(0.89%	)	(1.11%	)	1.33%	2.64%
	w/SC3	(1.87%	)	(2.07%	)	1.33%	2.64%
Class R4	w/o SC	(0.74%	)	(0.62%	)	1.92%	3.44%
Institutional Service Class[4]	w/o SC	(0.50%	)	(0.12%	)	2.35%	3.66%
Institutional Class[4,5]	w/o SC	(0.39%	)	(0.01%	)	2.37%	3.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Since June 23, 2008, Aberdeen Asset Management Inc. has served as the Fund’s investment adviser. Credit Suisse Asset Management, LLC served as the subadviser for the Tax-Free Income Fund from June 23, 2008 to February 27, 2011. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

2017 Semi-Annual Report	33

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2017)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the Bloomberg Barclays Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2017. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax exempt bond market, the bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum Tax.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2017 (Unaudited)

Asset Allocation
Municipal Bonds	94.5%
Exchange Traded Funds	4.0%
Short-Term Investment	0.3%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	7.5%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	5.8%
iShares National Muni Bond ETF	4.0%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	3.1%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 02/15/2018	2.7%
University of California Revenue Bonds, Series Q 05/15/2029	2.7%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.5%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.5%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.5%
County of King General Obligation Limited Bonds 01/01/2025	2.4%
Other	64.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Texas	22.8%
New York	10.8%
California	10.7%
Pennsylvania	8.0%
Washington	6.2%
New Jersey	4.9%
Massachusetts	4.9%
Georgia	4.5%
Louisiana	4.4%
Other	22.8%
100.0%

34	Semi-Annual Report 2017

Statement of Investments

April 30, 2017 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
EXCHANGE TRADED FUNDS (4.0%)
United States (4.0%)
iShares National Muni Bond ETF	31,800	$3,476,694
Total Exchange Traded Funds		3,476,694
MUNICIPAL BONDS (94.5%)
Alabama (0.5%)
Industrial Development Board of the City of Mobile Alabama Revenue Bonds (Alabama Power Co.), 1.63%, 07/15/2034 (a)	$400,000	400,640
Alaska (1.3%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,110,990
California (10.7%)
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047 (a)	350,000	358,397
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (b)	1,000,000	692,820
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,097,780
Los Angeles Community College District General Obligation Unlimited Bonds
Series A, 5.50%, 08/01/2025	1,000,000	1,098,910
Series I, 4.00%, 08/01/2029	400,000	443,312
M-S-R Energy Authority Gas Revenue Bonds
Series B, 6.13%, 11/01/2029	500,000	630,175
Series A, 6.50%, 11/01/2039	500,000	695,385
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	339,450
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/2026	465,000	502,367
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,105,000
University of California Revenue Bonds, Series Q, 5.25%, 05/15/2029	2,320,000	2,346,610
		9,310,206
Florida (2.7%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,021,030
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,055,950
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	282,400
		2,359,380
Georgia (4.5%)
Burke County Development Authority Pollution Control Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (a)	1,000,000	1,000,120
Burke County Development Authority Pollution Control Revenue Bonds (Transmission Corp. Vogtle Project), 1.30%, 01/01/2052 (a)	1,000,000	996,940
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	537,365
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	107,263
Monroe Country Development Authority Revenue Bonds, 2.35%, 10/01/2048 (a)	1,000,000	1,013,500
Municipal Electric Authority of Georgia Revenue Bonds
Prerefunded/Escrowed to Maturity, Series V, 6.60%, 01/01/2018 (c)	125,000	129,701
Unrefunded, Series V, 6.60%, 01/01/2018 (c)	140,000	145,075
		3,929,964
Illinois (0.7%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	567,160
Louisiana (4.4%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	586,807
Louisiana Public Facilities Authority Revenue Bonds, 3.00%, 05/15/2031	1,000,000	932,240
Louisiana Public Facilities Authority Revenue Bonds (Entergy Louisiana LLC), Series B, 3.50%, 06/01/2030	1,000,000	1,000,360
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (a)	1,250,000	1,327,213
		3,846,620
Massachusetts (4.9%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2018	2,000,000	2,128,980
5.50%, 08/01/2019	1,000,000	1,098,440
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center)
Series C, 5.00%, 07/01/2017	500,000	503,285
Unrefunded, Series C, 5.00%, 07/01/2017	500,000	502,925
		4,233,630
Michigan (1.1%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	972,576
Minnesota (0.6%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	538,240
Nebraska (1.0%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	845,138

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	35

Statement of Investments (continued)

April 30, 2017 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
New Hampshire (2.5%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/2039	$1,000,000	$1,086,950
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,080,810
		2,167,760
New Jersey (4.9%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,187,780
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey), Series F, 4.00%, 07/01/2033	100,000	102,466
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 06/15/2017	1,000,000	1,005,450
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.00%, 01/01/2031	850,000	982,294
		4,277,990
New York (10.8%)
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,102,900
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	341,126
New York State Dormitory Authority Revenue Bonds, Series A, 5.00%, 03/15/2033	850,000	978,596
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,710,975
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,405,816
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,052,880
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	641,592
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,118,290
		9,352,175
North Dakota (1.2%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,028,710
Pennsylvania (8.0%)
Beaver County Industrial Development Authority Revenue Bonds (FirstEnergy Nuclear Generation LLC), Series A, 4.38%, 01/01/2035 (a)	500,000	465,620
Lehigh County Industrial Development Authority Revenue Bonds (PPL Electric Utilities Corp), VRN, 0.90%, 09/01/2029 (a)	250,000	249,827
Montgomery County Industrial Development Authority Health System Revenue Bonds, Series A, 5.00%, 01/15/2022	250,000	277,075
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	871,496
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	4,100,000	5,083,918
		6,947,936
Rhode Island (0.9%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	745,238
South Carolina (1.8%)
Rock Hill South Carolina Combined Utility System Revenue Bonds (City of Rock Hill South Carolina Combined Utility System Revenue)
5.00%, 01/01/2025	500,000	602,105
5.00%, 01/01/2026	500,000	605,015
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/2030	350,000	365,200
		1,572,320
Tennessee (1.3%)
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System Inc), 5.00%, 09/01/2036	500,000	543,860
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	587,670
		1,131,530
Texas (22.8%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/2030	1,575,000	1,675,327
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,124,540
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 02/15/2018	2,300,000	2,374,520
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	6,551,028
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,033,260
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	1,050,000	1,105,839
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), 5.00%, 11/15/2029	800,000	936,128

See accompanying Notes to Financial Statements.

36	Semi-Annual Report 2017

Statement of Investments (concluded)

April 30, 2017 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	$1,000,000	$1,023,340
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,149,412
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	1,500,000	1,809,765
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,076,240
		19,859,399
Utah (0.1%)
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	114,850
Washington (6.2%)
City of Seattle Water System Revenue Bonds, 5.00%, 02/01/2026	1,000,000	1,030,790
County of King General Obligation Limited Bonds, 5.00%, 01/01/2025	2,000,000	2,054,040
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,131,100
Series C, 5.00%, 01/01/2026	200,000	205,418
		5,421,348
West Virginia (0.6%)
West Virginia Economic Development Authority Revenue Bonds, Unrefunded, Series A, 1.90%, 03/01/2040 (a)	550,000	552,470
Wisconsin (1.0%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	550,155
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	283,635
		833,790
Total Municipal Bonds		82,120,060
SHORT-TERM INVESTMENT (0.3%)
UNITED STATES (0.3%)
State Street Institutional U.S. Government Money Market Fund (d)	276,371	276,371
Total Short-Term Investment		276,371
Total Investments (Cost $80,959,358) (e)—98.8%		85,873,125

Other Assets in Excess of Liabilities—1.2%		1,073,433
Net Assets—100.0%		$86,946,558

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2017.
(b)	Issued with a zero coupon.
(c)	Sinkable security.
(d)	Registered investment company advised by State Street Global Advisors.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	37

Statements of Assets and Liabilities (Unaudited)

April 30, 2017

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Tax-Free Income Fund
Assets:
Investments, at value	$18,694,468	$20,295,751	$15,159,424	$85,596,754
Short-term investments, at value	130,573	894,424	85,869	276,371

Total investments	18,825,041	21,190,175	15,245,293	85,873,125

Cash collateral pledged for swaps contracts	–	–	285,233	–
Cash collateral pledged for futures	41,590	–	145,567	–
Foreign currency, at value	99,440	8,040	15,312	–
Cash at broker for China A shares	497	–	–	–
Receivable for interest rate swaps closed	–	–	32,526,128	–
Interest and dividends receivable	316,252	299,241	184,301	1,113,178
Receivable for investments sold	433,319	282,335	433,236	655,452
Unrealized appreciation on forward foreign currency exchange contracts	81,959	11,325	102,748	–
Variation margin receivable for futures contracts	46,784	–	99,388	–
Receivable from Adviser	15,891	12,633	35,579	9,979
Receivable for capital shares issued	–	26,307	985	–
Over-the-counter credit default swaps at value	–	–	21,323	–
Prepaid expenses	54,152	36,643	39,791	48,880

Total assets	19,914,925	21,866,699	49,134,884	87,700,614

Liabilities:
Due to custodian	1,148	–	63,556	–
Payable for investments purchased	218,871	888,776	35,752	641,077
Unrealized depreciation on forward foreign currency exchange contracts	40,130	12,906	186,573	–
Distributions payable	–	–	–	24,096
Payable for capital shares redeemed	–	12,968	22,616	–
Accrued foreign capital gains tax	10,510	16,349	–	–
Payable for interest rate swaps closed	–	–	32,522,954	–
Variation margin payable for centrally cleared credit default swap contracts	–	–	8,432	–
Accrued expenses and other payables:
Audit fees	23,144	23,205	19,191	20,657
Investment advisory fees	8,178	12,805	8,095	30,418
Printing fees	11,460	6,738	11,421	13,288
Transfer agent fees	754	329	1,177	10,570
Custodian fees	3,816	4,656	2,485	444
Administration fees	1,308	1,366	1,079	5,726
Distribution fees	391	998	532	2,947
Fund accounting fees	855	227	319	2,306
Sub-transfer agent and administrative services fees	1,474	–	514	797
Legal fees	90	119	124	864
Other	2,973	70	42	866

Total liabilities	325,102	981,512	32,884,862	754,056

Net Assets	$19,589,823	$20,885,187	$16,250,022	$86,946,558

Cost:
Investments	$18,760,848	$20,071,073	$15,073,113	$80,682,987
Short-term investments	130,573	894,424	85,869	276,371
Up-front payments made/(received) on open swaps	–	–	24,503	–
Foreign currency	98,672	8,133	11,681	–

Represented by:
Capital	$25,165,147	$23,991,300	$16,216,693	$82,382,180
Accumulated net investment income/(loss)	486,567	324,228	54,256	(9,349)
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(6,022,974)	(3,654,780)	150,632	(340,040)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(38,917)	224,439	(171,559)	4,913,767

Net Assets	$19,589,823	$20,885,187	$16,250,022	$86,946,558

Net Assets:
Class A Shares	$1,033,249	$217,567	$926,780	$9,409,871
Class C Shares	194,680	300,628	419,080	1,035,646
Class R Shares	10,378	1,803,520	–	10,584
Institutional Service Class Shares	7,732,954	20,595	10,950,488	20,375
Institutional Class Shares	10,618,562	18,542,877	3,953,674	76,470,082

Total	$19,589,823	$20,885,187	$16,250,022	$86,946,558

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

38	Semi-Annual Report 2017

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2017

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	101,202	21,594		90,901		949,748
Class C Shares	19,521	30,016		41,971		104,703
Class R Shares	1,024	179,408		–		1,068
Institutional Service Class Shares	757,336	2,040		1,070,122		2,056
Institutional Class Shares	1,035,201	1,838,462		384,120		7,712,230

Total	1,914,284	2,071,520		1,587,114		8,769,805

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.21	$10.08	(a)	$10.20		$9.91
Class C Shares (b)	$9.97	$10.02		$9.98	(a)	$9.89
Class R Shares	$10.13	$10.05		$–		$9.91
Institutional Service Class Shares	$10.21	$10.10		$10.23		$9.91
Institutional Class Shares	$10.26	$10.09		$10.29		$9.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.66	$10.53		$10.65		$10.35
Maximum Sales Charge:
Class A Shares	4.25%	4.25%		4.25%		4.25%

(a)	The NAV shown above differs from the traded NAV on April 30, 2017 due to financial statement rounding and/or financial statement adjustments.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	39

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2017

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Dividend income	$1,145	$–	$–	$209
Interest income	575,360	639,004	183,149	1,680,563
Foreign tax withholding	(21,899)	(3,200)	–	–
Other income	–	5,997	11,732	–

	554,606	641,801	194,881	1,680,772

EXPENSES:
Investment advisory fees	57,586	73,343	49,655	185,561
Administration fees	9,214	7,823	6,621	34,929
Distribution fees Class A	1,237	292	1,307	12,249
Distribution fees Class C	1,396	1,647	2,072	6,387
Distribution fees Class R	25	3,705	–	26
Sub-transfer agent and administrative service fees Institutional Class	5,294	2,766	1,999	346
Sub-transfer agent and administrative service fees Class A	94	119	275	758
Sub-transfer agent and administrative service fees Class C	72	119	204	370
Sub-transfer agent and administrative service fees Class R	–	395	–	–
Sub-transfer agent and administrative service fees Institutional Service Class	6,369	–	7,992	2
Fund accounting fees	1,444	839	758	4,555
Transfer agent fees	6,776	5,845	6,655	29,998
Trustee fees	930	723	580	3,272
Legal fees	877	666	521	2,937
Printing fees	12,031	5,319	12,627	13,631
Custodian fees	16,974	7,000	44,074	2,556
Registration and filing fees	34,227	34,855	35,214	32,831
Audit fees	20,145	20,205	21,691	18,757
Other	10,820	7,664	5,709	8,954

Total expenses before reimbursed/waived expenses	185,511	173,325	197,954	358,119
Interest expense (Note 10)	440	–	–	–

Total operating expenses before reimbursed/waived expenses	185,951	173,325	197,954	358,119
Expenses reimbursed	(95,766)	(79,156)	(115,965)	(67,996)

Net expenses	90,185	94,169	81,989	290,123

Net Investment Income	464,421	547,632	112,892	1,390,649

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(587,990)	40,534	(91,860)	(170,303)
Realized gain on swap contracts	–	–	41,925	–
Realized gain/(loss) on futures contracts	52,164	–	172,987	–
Realized gain/(loss) on foreign currency transactions	(282,932)	(49,600)	82,445	–

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(818,758)	(9,066)	205,497	(170,303)

Net change in unrealized appreciation/(depreciation) on investment transactions	(195,074)	1,087,638	284,609	(1,672,877)
Net change in unrealized appreciation/depreciation on swap contracts	–	–	(113,348)	–
Net change in unrealized appreciation/depreciation on futures contracts	28,856	–	(121,966)	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	200,100	(52,564)	(132,743)	–

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	33,882	1,035,074	(83,448)	(1,672,877)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(784,876)	1,026,008	122,049	(1,843,180)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(320,455)	$1,573,640	$234,941	$(452,531)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

40	Semi-Annual Report 2017

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$464,421	$1,605,965	$547,632	$1,651,246
Net realized loss from investments, futures contracts, swaps and foreign currency transactions	(818,758)	(2,256,303)	(9,066)	(2,354,314)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	33,882	2,127,618	1,035,074	2,539,728

Changes in net assets resulting from operations	(320,455)	1,477,280	1,573,640	1,836,660

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(522)	(257)
Class C	–	–	–	(17,166)
Class R	–	–	(4,094)	(236)
Institutional Service Class	–	–	(87)	(266)
Institutional Class	–	–	(76,302)	(752,149)
Tax return of capital:
Class A	–	(7,596)	–	(43)
Class C	–	(5,446)	–	(283)
Class R	–	(93)	–	(42)
Institutional Service Class	–	(107,254)	–	(42)
Institutional Class	–	(331,890)	–	(119,327)

Change in net assets from shareholder distributions	–	(452,279)	(81,005)	(889,811)

Common Stock Transactions:
Change in net assets from capital transactions	(9,641,718)	(57,849,596)	417,833	(10,121,916)

Change in net assets	(9,962,173)	(56,824,595)	1,910,468	(9,175,067)

Net Assets:
Beginning of period	29,551,996	86,376,591	18,974,719	28,149,786

End of period	$19,589,823	$29,551,996	$20,885,187	$18,974,719

Accumulated net investment income/(loss) at end of period	$486,567	$22,146	$324,228	$(142,399)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	41

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$139,444	$406,446	$175,759	$202,894
Proceeds of shares issued in connection with fund merger	–	–	–	40,646
Dividends reinvested	–	7,596	522	300
Cost of shares redeemed(a)	(135,426)	(182,171)	(208,106)	(11,029)

Total Class A	4,018	231,871	(31,825)	232,811

Class C Shares
Proceeds from shares issued	2,370	56,014	–	–
Proceeds of shares issued in connection with fund merger	–	–	–	114,371
Dividends reinvested	–	3,688	–	17,449
Cost of shares redeemed(a)	(126,452)	(355,875)	(94,231)	(449,962)

Total Class C	(124,082)	(296,173)	(94,231)	(318,142)

Class R Shares
Proceeds from shares issued	–	–	768,589	215,021
Proceeds of shares issued in connection with fund merger	–	–	–	1,098,312
Dividends reinvested	–	93	4,094	278
Cost of shares redeemed(a)	–	–	(275,317)	(57,592)

Total Class R	–	93	497,366	1,256,019

Institutional Service Class Shares
Proceeds from shares issued	22,152	381,000	–	–
Proceeds of shares issued in connection with fund merger	–	–	–	6,938
Dividends reinvested	–	106,653	87	308
Cost of shares redeemed(a)	(1,958,630)	(2,316,823)	–	–

Total Institutional Service Class	(1,936,478)	(1,829,170)	87	7,246

Institutional Class Shares
Proceeds from shares issued	1,529,839	2,415,016	5,333,736	239,361
Proceeds of shares issued in connection with fund merger	–	–	–	10,985,000
Dividends reinvested	–	326,914	75,480	858,055
Cost of shares redeemed(a)	(9,115,015)	(58,698,147)	(5,362,780)	(23,382,266)

Total Institutional Class	(7,585,176)	(55,956,217)	46,436	(11,299,850)

Change in net assets from capital transactions:	$(9,641,718)	$(57,849,596)	$417,833	$(10,121,916)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

42	Semi-Annual Report 2017

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

SHARE TRANSACTIONS:
Class A Shares
Issued	14,004	39,806	17,356	20,968
Issued in connection with fund merger	–	–	–	4,393
Reinvested	–	798	53	36
Redeemed	(13,590)	(19,199)	(21,188)	(1,157)

Total Class A Shares	414	21,405	(3,779)	24,240

Class C Shares
Issued	245	5,903	–	–
Issued in connection with fund merger	–	–	–	12,044
Reinvested	–	393	–	2,095
Redeemed	(12,881)	(37,085)	(10,259)	(48,062)

Total Class C Shares	(12,636)	(30,789)	(10,259)	(33,923)

Class R Shares
Issued	–	–	53,695	22,022
Issued in connection with fund merger	–	–	–	136,435
Reinvested	–	10	418	34
Redeemed	–	–	(28,376)	(5,912)

Total Class R Shares	–	10	25,737	152,579

Institutional Service Class Shares
Issued	2,174	38,233	–	–
Issued in connection with fund merger	–	–	–	886
Reinvested	–	11,227	9	38
Redeemed	(196,804)	(236,302)	–	–

Total Institutional Service Class Shares	(194,630)	(186,842)	9	924

Institutional Class Shares
Issued	153,057	247,614	654,893	25,251
Issued in connection with fund merger	–	–	–	1,023,421
Reinvested	–	34,340	7,686	103,255
Redeemed	(923,403)	(6,049,506)	(552,000)	(2,555,245)

Total Institutional Class Shares	(770,346)	(5,767,552)	110,579	(1,403,318)

Total change in shares:	(977,198)	(5,963,768)	122,287	(1,259,498)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	43

Statements of Changes in Net Assets (continued)

	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$112,892	$196,737	$1,390,649	$2,974,918
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	205,497	344,446	(170,303)	38,085
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(83,448)	578,921	(1,672,877)	(748,133)

Changes in net assets resulting from operations	234,941	1,120,104	(452,531)	2,264,870

Distributions to Shareholders From:
Net investment income:
Class A	–	(2,781)	(145,114)	(305,772)
Class C	–	(551)	(14,355)	(15,726)
Class R	–	–	(141)	(289)
Institutional Service Class	–	(40,809)	(394)	(736)
Institutional Class	–	(5,182)	(1,230,645)	(2,643,402)
Net realized gains:
Class A	(10,566)	–	–	–
Class C	(4,764)	–	–	–
Institutional Service Class	(123,195)	–	–	–
Institutional Class	(51,496)	–	–	–
Tax return of capital:
Class A	–	–	–	(1,002)
Class C	–	–	–	(68)
Class R	–	–	–	(1)
Institutional Service Class	–	–	–	(2)
Institutional Class	–	–	–	(7,922)

Change in net assets from shareholder distributions	(190,021)	(49,323)	(1,390,649)	(2,974,920)

Common Stock Transactions:
Change in net assets from capital transactions	456,241	(579,023)	(2,177,044)	(1,442,082)

Change in net assets	501,161	491,758	(4,020,224)	(2,152,132)

Net Assets:
Beginning of period	15,748,861	15,257,103	90,966,782	93,118,914

End of period	$16,250,022	$15,748,861	$86,946,558	$90,966,782

Accumulated net investment income/(loss) at end of period	$54,256	$(58,636)	$(9,349)	$(9,349)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

44	Semi-Annual Report 2017

Statements of Changes in Net Assets (continued)

	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$180,455	$1,153,055	$281,136	$4,280,512
Dividends reinvested	10,302	2,151	109,628	228,631
Cost of shares redeemed(a)	(1,086,098)	(221,735)	(1,556,591)	(2,703,863)

Total Class A	(895,341)	933,471	(1,165,827)	1,805,280

Class C Shares
Proceeds from shares issued	19,108	321,590	741,276	484,388
Dividends reinvested	4,399	518	12,240	12,550
Cost of shares redeemed(a)	(6,487)	(190,410)	(548,094)	(515,847)

Total Class C	17,020	131,698	205,422	(18,909)

Class R Shares
Dividends reinvested	–	–	140	291

Total Class R	–	–	140	291

Institutional Service Class Shares
Proceeds from shares issued	907,108	649,399	2,473	10,061
Dividends reinvested	121,013	39,375	365	738
Cost of shares redeemed(a)	(1,044,769)	(3,372,599)	(9,918)	(15)

Total Institutional Service Class	(16,648)	(2,683,825)	(7,080)	10,784

Institutional Class Shares
Proceeds from shares issued	2,857,463	1,639,260	1,390,168	1,472,091
Dividends reinvested	51,431	5,179	930,972	1,973,683
Cost of shares redeemed(a)	(1,557,684)	(604,806)	(3,530,839)	(6,685,302)

Total Institutional Class	1,351,210	1,039,633	(1,209,699)	(3,239,528)

Change in net assets from capital transactions:	$456,241	$(579,023)	$(2,177,044)	$(1,442,082)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2017 Semi-Annual Report	45

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six-Month Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

SHARE TRANSACTIONS:
Class A Shares
Issued	17,849	114,100	28,306	419,435
Reinvested	1,021	233	11,108	22,384
Redeemed	(107,044)	(23,113)	(157,607)	(264,292)

Total Class A Shares	(88,174)	91,220	(118,193)	177,527

Class C Shares
Issued	1,936	32,470	74,787	47,491
Reinvested	444	57	1,242	1,231
Redeemed	(651)	(19,242)	(55,591)	(50,729)

Total Class C Shares	1,729	13,285	20,438	(2,007)

Class R Shares
Reinvested	–	–	15	29

Total Class R Shares	–	–	15	29

Institutional Service Class Shares
Issued	89,537	65,888	251	982
Reinvested	11,958	4,252	37	72
Redeemed	(102,627)	(353,276)	(1,005)	(1)

Total Institutional Service Class Shares	(1,132)	(283,136)	(717)	1,053

Institutional Class Shares
Issued	279,688	162,450	140,785	143,745
Reinvested	5,057	557	94,251	193,056
Redeemed	(152,227)	(61,379)	(357,538)	(653,558)

Total Institutional Class Shares	132,518	101,628	(122,502)	(316,757)

Total change in shares:	44,941	(77,003)	(220,959)	(140,155)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

46	Semi-Annual Report 2017

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$10.20	$0.19	$(0.18)	$0.01	$–	$–	$–	$–	$–	$10.21
Year Ended October 31, 2016	9.75	0.41	0.14	0.55	–	–	(0.10)	(0.10)	–	10.20
Year Ended October 31, 2015	10.19	0.39	(0.71)	(0.32)	(0.04)	–	(0.08)	(0.12)	–	9.75
Year Ended October 31, 2014	10.43	0.35	(0.12)	0.23	(0.14)	(0.33)	–	(0.47)	–	10.19
Year Ended October 31, 2013	11.26	0.34	(0.85)	(0.51)	(0.25)	(0.07)	–	(0.32)	–	10.43
Period Ended October 31, 2012(i)	10.92	0.23	0.29	0.52	(0.18)	–	–	(0.18)	–	11.26
Class C Shares
Six Months Ended April 30, 2017*	10.00	0.15	(0.18)	(0.03)	–	–	–	–	–	9.97
Year Ended October 31, 2016	9.62	0.32	0.14	0.46	–	–	(0.08)	(0.08)	–	10.00
Year Ended October 31, 2015	10.10	0.31	(0.71)	(0.40)	–	–	(0.08)	(0.08)	–	9.62
Year Ended October 31, 2014	10.37	0.28	(0.11)	0.17	(0.11)	(0.33)	–	(0.44)	–	10.10
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	–	(0.27)	–	10.37
Period Ended October 31, 2012(i)	10.92	0.17	0.31	0.48	(0.16)	–	–	(0.16)	–	11.24
Class R Shares
Six Months Ended April 30, 2017*	10.14	0.18	(0.19)	(0.01)	–	–	–	–	–	10.13
Year Ended October 31, 2016	9.71	0.38	0.14	0.52	–	–	(0.09)	(0.09)	–	10.14
Year Ended October 31, 2015	10.16	0.36	(0.70)	(0.34)	(0.03)	–	(0.08)	(0.11)	–	9.71
Year Ended October 31, 2014	10.42	0.33	(0.12)	0.21	(0.14)	(0.33)	–	(0.47)	–	10.16
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	–	(0.30)	–	10.42
Period Ended October 31, 2012(i)	10.92	0.22	0.29	0.51	(0.16)	–	–	(0.16)	–	11.27
Institutional Service Class Shares
Six Months Ended April 30, 2017*	10.20	0.19	(0.18)	0.01	–	–	–	–	–	10.21
Year Ended October 31, 2016	9.74	0.41	0.15	0.56	–	–	(0.10)	(0.10)	–	10.20
Year Ended October 31, 2015	10.20	0.39	(0.72)	(0.33)	(0.05)	–	(0.08)	(0.13)	–	9.74
Year Ended October 31, 2014	10.43	0.35	(0.10)	0.25	(0.15)	(0.33)	–	(0.48)	–	10.20
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	–	(0.32)	–	10.43
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	–	(0.45)	–	11.27
Institutional Class Shares
Six Months Ended April 30, 2017*	10.24	0.20	(0.18)	0.02	–	–	–	–	–	10.26
Year Ended October 31, 2016	9.76	0.42	0.16	0.58	–	–	(0.10)	(0.10)	–	10.24
Year Ended October 31, 2015	10.22	0.40	(0.70)	(0.30)	(0.08)	–	(0.08)	(0.16)	–	9.76
Year Ended October 31, 2014	10.45	0.38	(0.12)	0.26	(0.16)	(0.33)	–	(0.49)	–	10.22
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	–	(0.34)	–	10.45
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	–	(0.47)	–	11.27

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

48	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

0.10%		$1,033	0.97	%(g)	3.83%	1.76	%(g)	41.00%
5.67%		1,029	0.97	%(h)	4.12%	1.40	%(h)	96.06%
(3.16%)		774	0.96	%(g)	3.91%	1.09	%(g)	93.16%
2.41%		824	0.95%		3.52%	1.05%		57.03%
(4.64%)		1,807	0.95%		3.18%	1.03%		77.93%
4.87%		1,275	0.92%		3.14%	0.99%		62.96%

(0.30%)		195	1.70	%(g)	3.09%	2.54	%(g)	41.00%
4.88%		322	1.71	%(h)	3.34%	2.17	%(h)	96.06%
(3.97	%)(j)	606	1.71	%(g)	3.19%	1.84	%(g)	93.16%
1.76	%(j)	598	1.70%		2.77%	1.80%		57.03%
(5.46	%)(j)	637	1.70%		2.39%	1.78%		77.93%
4.44%		393	1.67%		2.31%	1.74%		62.96%

(0.10%)		10	1.20	%(g)	3.61%	1.99	%(g)	41.00%
5.44%		10	1.20	%(h)	3.85%	1.63	%(h)	96.06%
(3.40%)		10	1.20	%(g)	3.69%	1.33	%(g)	93.16%
2.14%		10	1.20%		3.25%	1.31%		57.03%
(5.04%)		10	1.20%		2.84%	1.28%		77.93%
4.76%		11	1.17%		2.97%	1.24%		62.96%

0.10%		7,733	0.85	%(g)	3.95%	1.64	%(g)	41.00%
5.78%		9,709	0.88	%(h)	4.17%	1.31	%(h)	96.06%
(3.21%)		11,087	0.96	%(g)	3.92%	1.09	%(g)	93.16%
2.54	%(j)	11,377	0.94%		3.52%	1.04%		57.03%
(4.74%)		11,083	0.95%		3.09%	1.03%		77.93%
6.93%		12,449	0.93%		3.21%	0.97%		62.96%

0.20%		10,619	0.70	%(g)	4.12%	1.56	%(g)	41.00%
6.02%		18,483	0.71	%(h)	4.29%	1.18	%(h)	96.06%
(2.99%)		73,900	0.70	%(g)	3.99%	0.83	%(g)	93.16%
2.72%		224,989	0.70%		3.77%	0.80%		57.03%
(4.40	%)(j)	232,639	0.70%		3.27%	0.78%		77.93%
7.07	%(j)	467,668	0.69%		3.46%	0.72%		62.96%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Includes interest expense that amounts to 0.01%
(i)	For the period from February 28, 2012 (commencement of operations) through October 31, 2012.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2017 Semi-Annual Report	49

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund*

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017**	$9.73	$0.26	$0.12	$0.38	$(0.03)	$–	$(0.03)	$10.08
Year Ended October 31, 2016	8.77	0.57	0.65	1.22	(0.22)	(0.04)	(0.26)	9.73
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	–	(0.34)	8.77
Year Ended October 31, 2014	9.54	0.42	0.11	0.53	(0.34)	–	(0.34)	9.73
Year Ended October 31, 2013	10.00	0.35	(0.59)	(0.24)	(0.22)	–	(0.22)	9.54
Class C Shares
Six Months Ended April 30, 2017**	9.68	0.22	0.12	0.34	–	–	–	10.02
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	–	(0.29)	8.76
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	–	(0.26)	9.72
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	–	(0.15)	9.53
Class R Shares
Six Months Ended April 30, 2017**	9.72	0.24	0.11	0.35	(0.02)	–	(0.02)	10.05
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	–	(0.32)	8.77
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	–	(0.31)	9.73
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	–	(0.20)	9.54
Institutional Service Class Shares
Six Months Ended April 30, 2017**	9.75	0.27	0.12	0.39	(0.04)	–	(0.04)	10.10
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	–	(0.36)	8.78
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	–	(0.36)	9.74
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	–	(0.24)	9.55
Institutional Class Shares
Six Months Ended April 30, 2017**	9.74	0.27	0.12	0.39	(0.04)	–	(0.04)	10.09
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	–	(0.36)	8.77
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	–	(0.36)	9.73
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	–	(0.24)	9.54

*	The Fund commenced operations on November 1, 2012.
**	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

50	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund* (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

3.87	%(g)	$218	1.25%		5.35%	2.03%		41.63%
14.45	%(h)	247	1.20	%(i)	5.88%	1.79	%(i)	103.26%
(6.41%)		10	1.17	%(i)	5.39%	1.65	%(i)	64.60%
5.64%		10	1.15%		4.35%	1.85%		60.31%
(2.43%)		10	1.15%		3.58%	2.57%		55.26%

3.51%		301	1.90%		4.68%	2.75%		41.63%
13.62	%(h)	390	1.90	%(i)	6.39%	2.53	%(i)	103.26%
(6.98%)		650	1.90	%(i)	4.29%	2.38	%(i)	64.60%
4.83	%(g)	10	1.89%		3.60%	2.60%		60.31%
(3.20	%)(g)	10	1.90%		2.83%	3.32%		55.26%

3.65%		1,804	1.45%		5.11%	2.23%		41.63%
14.22	%(h)	1,493	1.40	%(i)	5.04%	1.99	%(i)	103.26%
(6.60%)		10	1.40	%(i)	5.09%	1.88	%(i)	64.60%
5.37%		10	1.40%		4.10%	2.10%		60.31%
(2.66%)		10	1.40%		3.34%	2.82%		55.26%

4.04%		21	0.90%		5.68%	1.68%		41.63%
14.76	%(h)	20	0.90	%(i)	7.01%	1.49	%(i)	103.26%
(6.22	%)(g)	10	0.90	%(i)	5.62%	1.38	%(i)	64.60%
5.80	%(g)	10	0.90%		4.60%	1.60%		60.31%
(2.11	%)(g)	10	0.90%		3.83%	2.32%		55.26%

4.03%		18,543	0.90%		5.66%	1.71%		41.63%
14.78	%(h)	16,825	0.90	%(i)	7.37%	1.49	%(i)	103.26%
(6.23%)		27,471	0.90	%(i)	5.71%	1.38	%(i)	64.60%
5.91%		31,173	0.90%		4.79%	1.60%		60.31%
(2.21%)		9,742	0.90%		3.81%	2.32%		55.26%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate (Note 10). If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares and 14.31% for Institutional Class Shares.
(i)	Includes interest expense that amounts to less than 0.01%.

2017 Semi-Annual Report	51

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$10.18	$0.06		$0.07	$0.13	$–	$(0.11)	$(0.11)	$10.20
Year Ended October 31, 2016	9.41	0.13	(g)	0.67	0.80	(0.03)	–	(0.03)	10.18
Year Ended October 31, 2015	10.12	0.22		(0.84)	(0.62)	(0.09)	–	(0.09)	9.41
Year Ended October 31, 2014	10.37	0.24		(0.23)	0.01	(0.26)	–	(0.26)	10.12
Year Ended October 31, 2013	10.61	0.14		(0.38)	(0.24)	–	–	–	10.37
Year Ended October 31, 2012	10.50	0.17		0.19	0.36	(0.25)	–	(0.25)	10.61
Class C Shares
Six Months Ended April 30, 2017*	10.01	0.02		0.06	0.08	–	(0.11)	(0.11)	9.98
Year Ended October 31, 2016	9.30	0.05	(g)	0.68	0.73	(0.02)	–	(0.02)	10.01
Year Ended October 31, 2015	10.07	0.14		(0.83)	(0.69)	(0.08)	–	(0.08)	9.30
Year Ended October 31, 2014	10.23	0.16		(0.23)	(0.07)	(0.09)	–	(0.09)	10.07
Year Ended October 31, 2013	10.55	0.06		(0.38)	(0.32)	–	–	–	10.23
Year Ended October 31, 2012	10.44	0.09		0.21	0.30	(0.19)	–	(0.19)	10.55
Institutional Service Class Shares
Six Months Ended April 30, 2017*	10.21	0.07		0.06	0.13	–	(0.11)	(0.11)	10.23
Year Ended October 31, 2016	9.42	0.14	(g)	0.68	0.82	(0.03)	–	(0.03)	10.21
Year Ended October 31, 2015	10.12	0.22		(0.83)	(0.61)	(0.09)	–	(0.09)	9.42
Year Ended October 31, 2014	10.39	0.25		(0.24)	0.01	(0.28)	–	(0.28)	10.12
Year Ended October 31, 2013	10.62	0.15		(0.38)	(0.23)	–	–	–	10.39
Year Ended October 31, 2012	10.51	0.18		0.19	0.37	(0.26)	–	(0.26)	10.62
Institutional Class Shares
Six Months Ended April 30, 2017*	10.26	0.07		0.07	0.14	–	(0.11)	(0.11)	10.29
Year Ended October 31, 2016	9.46	0.16	(g)	0.68	0.84	(0.04)	–	(0.04)	10.26
Year Ended October 31, 2015	10.15	0.25		(0.84)	(0.59)	(0.10)	–	(0.10)	9.46
Year Ended October 31, 2014	10.43	0.27		(0.24)	0.03	(0.31)	–	(0.31)	10.15
Year Ended October 31, 2013	10.64	0.17		(0.38)	(0.21)	–	–	–	10.43
Year Ended October 31, 2012	10.52	0.17		0.23	0.40	(0.28)	–	(0.28)	10.64

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

52	Semi-Annual Report 2017

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

1.33%		$927	1.15%		1.12%		2.52%		54.50%
8.55	%(g)	1,824	1.13	%(h)	1.38	%(g)	2.34	%(h)	219.22%
(6.13	%)(i)	826	1.11%		2.26%		2.06%		173.93%
0.05	%(i)	1,183	1.10%		2.27%		1.71%		183.14%
(2.26%)		1,888	1.16%		1.32%		1.64%		208.61%
3.56%		2,781	1.21%		1.61%		1.51%		135.98%

0.85	%(i)	419	1.85%		0.46%		3.32%		54.50%
7.87	%(g)	403	1.85	%(h)	0.52	%(g)	3.15	%(h)	219.22%
(6.86%)		251	1.85%		1.51%		2.80%		173.93%
(0.70%)		378	1.85%		1.54%		2.46%		183.14%
(3.03%)		518	1.89%		0.59%		2.37%		208.61%
2.90%		967	1.95%		0.86%		2.25%		135.98%

1.32%		10,950	1.00%		1.31%		2.37%		54.50%
8.76	%(g)	10,940	1.01	%(h)	1.43	%(g)	2.22	%(h)	219.22%
(6.02%)		12,761	1.03%		2.33%		1.98%		173.93%
0.07%		16,724	1.01%		2.39%		1.62%		183.14%
(2.17%)		19,547	1.05%		1.44%		1.53%		208.61%
3.64%		25,168	1.13%		1.69%		1.42%		135.98%

1.41%		3,954	0.85%		1.46%		2.32%		54.50%
8.87	%(g)	2,583	0.85	%(h)	1.61	%(g)	2.12	%(h)	219.22%
(5.88%)		1,419	0.85%		2.56%		1.80%		173.93%
0.25%		2,717	0.85%		2.63%		1.46%		183.14%
(1.97%)		1,556	0.87%		1.65%		1.37%		208.61%
3.93%		850	0.95%		1.68%		1.25%		135.98%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.
(h)	Interest expense is less than 0.001%.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2017 Semi-Annual Report	53

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2017*	$10.11	$0.15	$(0.20)	$(0.05)	$(0.15)	$–	$(0.15)	$9.91
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	–	(0.30)	10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)	(0.35)	10.19
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	(0.47)	10.38
Year Ended October 31, 2013	10.86	0.32	(0.53)	(0.21)	(0.32)	(0.09)	(0.41)	10.24
Year Ended October 31, 2012	10.32	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	10.86
Class C Shares
Six Months Ended April 30, 2017*	10.09	0.11	(0.20)	(0.09)	(0.11)	–	(0.11)	9.89
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	–	(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	(0.27)	10.18
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	(0.39)	10.37
Year Ended October 31, 2013	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	(0.33)	10.23
Year Ended October 31, 2012	10.31	0.26	0.55	0.81	(0.26)	(0.01)	(0.27)	10.85
Class R Shares
Six Months Ended April 30, 2017*	10.12	0.13	(0.21)	(0.08)	(0.13)	–	(0.13)	9.91
Year Ended October 31, 2016	10.20	0.28	(0.08)	0.20	(0.28)	–	(0.28)	10.12
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)	(0.32)	10.20
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	(0.45)	10.40
Period Ended October 31, 2013(g)	10.72	0.20	(0.47)	(0.27)	(0.20)	–	(0.20)	10.25
Institutional Service Class Shares
Six Months Ended April 30, 2017*	10.12	0.16	(0.21)	(0.05)	(0.16)	–	(0.16)	9.91
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Period Ended October 31, 2013(g)	10.72	0.23	(0.47)	(0.24)	(0.23)	–	(0.23)	10.25
Institutional Class Shares(h)
Six Months Ended April 30, 2017*	10.12	0.16	(0.20)	(0.04)	(0.16)	–	(0.16)	9.92
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Year Ended October 31, 2013	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	(0.44)	10.25
Year Ended October 31, 2012	10.33	0.37	0.55	0.92	(0.37)	(0.01)	(0.38)	10.87

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

54	Semi-Annual Report 2017

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(0.53%)	$9,410	0.89%	2.96%	1.04%	9.30%
2.19%	10,798	0.88%	2.96%	1.03%	10.71%
1.56%	9,073	0.88%	3.09%	1.01%	4.85%
6.12%	9,379	0.87%	3.14%	1.00%	5.58%
(1.93%)	9,477	0.88%	3.07%	0.98%	6.11%
8.74%	11,416	0.94%	3.18%	0.94%	13.27%

(0.89%)	1,036	1.62%	2.25%	1.83%	9.30%
1.36%	851	1.62%	2.24%	1.82%	10.71%
0.82%	878	1.62%	2.37%	1.75%	4.85%
5.34%	643	1.62%	2.39%	1.75%	5.58%
(2.66%)	788	1.62%	2.31%	1.73%	6.11%
7.95%	2,410	1.68%	2.43%	1.68%	13.27%

(0.74%)	11	1.12%	2.72%	1.27%	9.30%
1.96%	11	1.12%	2.72%	1.27%	10.71%
1.24%	10	1.12%	2.85%	1.25%	4.85%
5.96%	10	1.12%	2.89%	1.25%	5.58%
(2.53%)	10	1.12%	2.82%	1.27%	6.11%

(0.50%)	20	0.64%	3.20%	0.79%	9.30%
2.48%	28	0.62%	3.22%	0.77%	10.71%
1.74%	18	0.62%	3.35%	0.75%	4.85%
6.49%	17	0.62%	3.39%	0.75%	5.58%
(2.19%)	10	0.62%	3.32%	0.77%	6.11%

(0.39%)	76,470	0.62%	3.23%	0.78%	9.30%
2.47%	79,279	0.62%	3.23%	0.77%	10.71%
1.72%	83,140	0.62%	3.35%	0.75%	4.85%
6.49%	89,924	0.62%	3.38%	0.75%	5.58%
(1.67%)	93,692	0.62%	3.32%	0.72%	6.11%
9.02%	104,318	0.68%	3.43%	0.68%	13.27%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(h)	Formerly Class D shares.

2017 Semi-Annual Report	55

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2017, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2017, the Trust operated eighteen (18) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the four (4) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)*
–	Aberdeen Global Unconstrained Fixed Income Fund (formerly the Aberdeen Global Fixed Income Fund) (“Global Unconstrained Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)

*	On August 15, 2016, the Emerging Markets Debt Fund acquired the assets and assumed the liabilities of the Aberdeen Emerging Markets Debt Local Currency Fund (the “Emerging Markets Debt Local Currency Fund”). The Emerging Markets Debt Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Emerging Markets Debt Local Currency Fund’s Class A, Class C, Class R, Institutional Service Class and Institutional Class shares were exchanged for Class A, Class C, Class R, Institutional Service Class and Institutional Class shares of the Emerging Markets Debt Fund, respectively.

The following is a summary of the net assets reorganized and net asset value per share issued as of August 15, 2016.

	Shares Issued of the Emerging Markets Debt Fund	Fund Net Assets Reorganized from the Emerging Markets Debt Local Currency Fund	Net Asset Value Per Shares Issued of the Emerging Markets Debt Fund
Class A	4,393	$42,840	$9.75
Class C	12,044	116,997	9.71
Class R	136,435	1,329,234	9.74
Institutional Service Class	886	8,657	9.77
Institutional Class	1,023,421	9,982,250	9.75

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair Value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

56	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees (the “Board”). Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

2017 Semi-Annual Report	57

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1–Quoted Prices ($)	Level 2–Other Significant Observable Inputs ($)	Level 3–Significant Unobservable Inputs ($)	Total
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	9,315,974	–	9,315,974
Government Bonds	–	9,165,980	–	9,165,980
Government Agencies	–	212,514	–	212,514
Short-Term Investment	130,573	–	–	130,573
Other Financial Instruments
Assets
Futures Contracts	112,824	–	–	112,824
Forward Foreign Currency Exchange Contracts	–	81,959	–	81,959
Liabilities
Futures Contracts	(127,213)	–	–	(127,213)
Forward Foreign Currency Exchange Contracts	–	(40,130)	–	(40,130)

	116,184	18,736,297	–	18,852,481

Emerging Markets Debt Fund
Investments in Securities
Sovereign Agency	–	222,750	–	222,750
Corporate Bonds	–	2,556,084	–	2,556,084
Government Bonds	–	14,947,159	–	14,947,159
Government Agencies	–	2,569,758	–	2,569,758
Short-Term Investment	894,424	–	–	894,424
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	11,325	–	11,325
Liabilities
Forward Foreign Currency Exchange Contracts	–	(12,906)	–	(12,906)

	894,424	20,294,170	–	21,188,594

Global Unconstrained Fixed Income Fund
Investments in Securities
Commercial Mortgage-Backed Securities	–	205,286	–	205,286
Residential Mortgage-Backed Securities	–	23,994	–	23,994
Corporate Bonds	–	14,034,924	–	14,034,924
Government Bonds	–	610,532	–	610,532
Government Agencies	–	284,688	–	284,688
Short-Term Investment	85,869	–	–	85,869

58	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Investments, at Value	Level 1–Quoted Prices ($)	Level 2–Other Significant Observable Inputs ($)	Level 3–Significant Unobservable Inputs ($)	Total
Global Unconstrained Fixed Income Fund (continued)
Other Financial Instruments
Assets
Futures Contracts	26,825	–	–	26,825
Forward Foreign Currency Exchange Contracts	–	102,748	–	102,748
Credit Default Swap Contracts	–	4,004	–	4,004
Interest Rate Swap Agreements	–	31,637	–	31,637
Liabilities
Futures Contracts	(93,838)	–	–	(93,838)
Forward Foreign Currency Exchange Contracts	–	(186,573)	–	(186,573)
Credit Default Swap Contracts	–	(101,756)	–	(101,756)
Interest Rate Swap Agreements	–	(47,163)	–	(47,163)

	18,856	14,962,321	–	14,981,177

Tax-Free Income Fund
Investments in Securities
Exchange Traded Funds	3,476,694	–	–	3,476,694
Municipal Bonds	–	82,120,060	–	82,120,060
Short-Term Investment	276,371	–	–	276,371

	3,753,065	82,120,060	–	85,873,125

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the six-month period ended April 30, 2017, there were no transfers between Levels.

For the six-month period ended April 30, 2017, there were no significant changes to the fair valuation methodologies.

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

d.	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the

2017 Semi-Annual Report	59

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

For the six-month period ended April 30, 2017, the Asia Bond Fund invested in futures to hedge U.S. interest-rate risk and the Global Unconstrained Fixed Income Fund invested in futures to achieve more efficient portfolio management and to hedge interest-rate risk.

60	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

During the six-month period ended April 30, 2017, Global Unconstrained Fixed Income Fund held credit default swaps to hedge the Fund’s exposure to the credit market.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

During the six-month period ended April 30, 2017, Global Unconstrained Fixed Income Fund held interest rate swaps to hedge interest rate risk.

2017 Semi-Annual Report	61

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2017:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Variation margin receivable for centrally cleared swap contracts Variation margin receivable for futures contracts	Variation margin payable for centrally cleared swap contracts Variation margin payable for futures contracts
Credit Risk	Over-the-counter credit default swaps at value	Variation margin payable for centrally cleared swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2017:

		Asset Derivatives
Funds	Total Value at April 30, 2017	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$128,549	$–	$–	$–	$81,959	$46,590
Emerging Markets Debt Fund	11,325	–	–	–	11,325	–
Global Unconstrained Fixed Income Fund	237,777	2,449	1,555	31,637	102,748	99,388

		Liabilities Derivatives
Funds	Total Value at April 30, 2017	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$40,130	$–	$–	$–	$40,130	$–
Emerging Markets Debt Fund	12,906	–	–	–	12,906	–
Global Unconstrained Fixed Income Fund	335,492	5,629	96,127	47,163	186,573	–

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

62	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Asia Bond Fund
Forward foreign currency (2)
Credit Suisse	$–	$–	$–	$–	$2,237	$–	$–	$2,237
Goldman Sachs	65,066	(32,492)	–	32,574	32,492	(32,492)	–	–
Standard Chartered Bank	16,893	(5,401)	–	11,492	5,401	(5,401)	–	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards) which are not subject to a master netting arrangement across funds, or another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Emerging Markets Debt Fund
Forward foreign currency (2)
Citibank	$2,150	$–	$–	$2,150	$–	$–	$–	$–
Goldman Sachs	8,969	(6,956)	–	2,013	6,956	(6,956)	–	–
JPMorgan Chase	31	(31)	–	–	3,228	(31)	–	3,197
Morgan Stanley	175	–	–	175	–	–	–	–
UBS	–	–	–	–	2,722	–	–	2,722

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards) which are not subject to a master netting arrangement across funds, or another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

2017 Semi-Annual Report	63

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Global Unconstrained Fixed Income Fund
Forward foreign currency (2)
Barclays Bank	$7,390	$(1,079)	$—	$6,311	$1,079	$(1,079)	$—	$—
Citibank	17,827	(17,827)	—	—	100,382	(17,827)	—	82,555
Morgan Stanley	38,437	(38,437)	—	—	41,650	(38,437)	—	3,213
Royal Bank of Canada	26,432	(26,432)	—	—	29,412	(26,432)	—	2,980
UBS	12,662	(12,662)	—	—	14,050	(12,662)	—	1,388

Global Unconstrained Fixed Income Fund
Credit default swaps (2)
Barclays Bank	$2,449	$(2,449)	$—	$—	$3,024	$(2,449)	$—	$575
Citibank	—	—	—	—	2,605	—	—	2,605

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards and swaps) which are not subject to a master netting arrangement across funds, or another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2017:

Location on the Statement of Operations Derivative Instrument Risk Type
Credit Risk	Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Interest Rate Risk	Realized gain/(loss) on future contracts transactions
Net change in unrealized appreciation/(depreciation) on futures contracts
Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Foreign Exchange Risk	Realized gain/(loss) on foreign currency transactions
Net change in unrealized appreciation/(depreciation) on foreign currency transactions

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2017:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$(200,292)	$–	$–	$(252,456)	$52,164
Emerging Markets Debt Fund	(49,927)	–	–	(49,927)	–
Global Unconstrained Fixed Income Fund	313,118	(23,050)	64,975	98,206	172,987

64	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$222,192	$–	$–	$193,336	$28,856
Emerging Markets Debt Fund	(6,555)	–	–	(6,555)	–
Global Unconstrained Fixed Income Fund	(374,141)	(96,333)	(17,016)	(138,826)	(121,966)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2017. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2017.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contacts (Average Notional Value)	Long Futures Contracts (Average Notional Value)	Short Futures Contracts (Average Notional Value)	Buy Protection Credit Default Swaps (Average Notional Value)	Interest Rate Swaps (Average Notional Value)
Asia Bond Fund	$20,922,462	$12,173,880	$7,550,000	$15,583,333	$–	$–
Emerging Markets Debt Fund	951,438	2,117,332	–	–	–	–
Global Unconstrained Fixed Income Fund	6,580,389	9,812,899	5,558,333	21,647,333	5,672,283	142,278,333

e.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

f.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund and the Global Unconstrained Fixed Income Fund. Distributions from net investment income are declared daily and paid monthly for the Tax-Free Income Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

g.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

2017 Semi-Annual Report	65

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

h.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty of a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Funds’ investment adviser, sub-advisers, distributor and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). On March 6, 2017, the Boards of Standard Life plc and Aberdeen PLC announced that they had reached an agreement on the terms of a merger (“Merger”). The Boards of each of Standard Life plc and Aberdeen PLC believe that the Merger has a compelling strategic and financial rationale through combining complementary strengths to create a world-class investment group. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including regulatory approvals. The portfolio management team for each Fund is not expected to change as a result of the Merger. In addition, the agreements that the Trust, on behalf of the Funds, has with Aberdeen PLC’s subsidiary companies, the services provided by such companies, and the fees charged for those services are not expected to change as a result of the Merger.

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Global Unconstrained Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited and Aberdeen Asset Managers Limited as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 28, 2018 without the approval of the Independent Trustees of the Board. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses.

Fund	Limit
Asia Bond Fund	0.70%
Emerging Markets Debt Fund	0.90%
Global Unconstrained Fixed Income Fund	0.85%
Tax-Free Income Fund	0.62%

66	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2017, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Six Months Ended April 30, 2017 (Expires 4/30/20)	Total*
Asia Bond Fund	$59,524	$290,081	$174,473	$95,766	$619,844
Emerging Markets Debt Fund	74,375	144,411	134,178	79,156	432,120
Global Unconstrained Fixed Income Fund	69,212	173,469	168,405	115,965	527,051
Tax-Free Income Fund	70,615	121,485	136,796	67,996	396,892

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2017, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Global Unconstrained Fixed Income Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

2017 Semi-Annual Report	67

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, and the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (on the deferred sales charge assessed on sales within one year of purchase). For the six-month period ended April 30, 2017, AFD retained commissions of $4,826 from front-end sales charges of Class A shares and $311 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2018), a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis). Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2017 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Aberdeen Asia Bond Fund	$94	$72	$–	$6,369	$5,294
Aberdeen Emerging Markets Debt Fund	119	119	395	–	2,766
Aberdeen Global Unconstrained Fixed Income Fund	275	204	–	7,992	1,999
Aberdeen Tax-Free Income Fund	758	370	–	2	346

Amounts listed as “– ” are $0 or round to $0.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2017, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$8,896,927	$18,473,409
Emerging Markets Debt Fund	9,263,035	7,730,538
Global Unconstrained Fixed Income Fund	9,632,185	7,957,147
Tax-Free Income Fund	7,998,007	9,160,452

5. Portfolio Investment Risks

a.	Active Trading Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Asset-Backed Securities Risk

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

68	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

c.	Call and Redemption Risk

Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.

d.	Corporate Bonds Risk

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

e.	Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

f.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

g.	Derivatives Risk (including Options, Futures, and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

h.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

i.	Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

j.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund are unsuccessful.

k.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

2017 Semi-Annual Report	69

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A Shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

l.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

m.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

n.	Impact of Large Redemptions and Purchases of Fund Shares Risk

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

o.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

70	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

p.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

q.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

r.	Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

s.	Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

t.	Municipal Bond Tax Risk

The Tax-Free Income Fund may be subject to Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable causing the value of a municipal bond to decline.

u.	Non-Diversified Fund Risk

Because Aberdeen Asia Bond Fund and Aberdeen Emerging Markets Debt Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

v.	Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

w.	Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

x.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

y.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating

2017 Semi-Annual Report	71

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. To the extent that the industrials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

z.	Securities Selection Risk

Each Fund’s investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

aa.	Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

bb.	Sovereign Debt Risk

Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited resources to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

cc.	Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

dd.	Variable and Floating Rate Securities Risk

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

As of April 30, 2017, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia Bond Fund	$18,891,421	$254,181	$(320,561)	$(66,380)
Emerging Markets Debt Fund	20,965,497	690,319	(465,641)	224,678
Global Unconstrained Fixed Income Fund	15,158,982	194,849	(108,538)	86,311
Tax-Free Income Fund	80,959,358	5,189,685	(275,918)	4,913,767

72	Semi-Annual Report 2017

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$–	$–	$–	$–	$452,279	$452,279
Emerging Markets Debt Fund	770,074	–	770,074	–	–	770,074
Global Unconstrained Fixed Income Fund	49,323	–	49,323	–	–	49,323
Tax-Free Income Fund	20,914	–	20,914	2,945,011	8,995	2,974,920

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia Bond Fund	$–	$–	$–	$–	$–	$–	$(73,437)	$66,020	$(5,247,452)	$(5,254,869)
Emerging Markets Debt Fund	–	–	–	–	–	–	(62,874)	(944,445)	(3,591,429)	(4,598,748)
Global Unconstrained Fixed Income Fund	–	190,016	–	–	–	–	–	(201,607)	–	(11,591)
Tax-Free Income Fund	–	–	–	–	–	–	(9,349)	6,586,644	(169,737)	6,407,558

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2016, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

Fund	Amount	Expires
Asia Bond Fund	$3,840,364	Unlimited (Short-Term)
Asia Bond Fund	1,407,088	Unlimited (Long-Term)
Emerging Markets Debt Fund	785,485	Unlimited (Short-Term)
Emerging Markets Debt Fund	2,805,944	Unlimited (Long-Term)
Tax-Free Income Fund	169,737	Unlimited (Long-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

2017 Semi-Annual Report	73

Notes to Financial Statements (continued)

April 30, 2017 (Unaudited)

8. Significant Shareholders

As of April 30, 2017, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	84.7%	3
Emerging Markets Debt Fund	93.5	4
Global Unconstrained Fixed Income Fund	63.4	4
Tax-Free Income Fund	–	–

Amounts listed as “– ” are $0 or round to $0.

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, effective August 12, 2016, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.22% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2017, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the six-month period ended April 30, 2017.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia Bond Fund	$569,171	2.0%	12

10. Fund Reorganization

Effective August 15, 2016, the Emerging Markets Debt Fund acquired all of the assets and assumed all of the liabilities of the Emerging Markets Debt Local Currency Fund. The acquisition was accomplished by a tax-free exchange as follows:

1,457,186 shares of the Emerging Markets Debt Local Currency Fund, fair valued at $11,479,980 for 1,177,180 shares of the Emerging Markets Debt Fund.

The investment portfolio and cash of the Emerging Markets Debt Local Currency Fund with a fair value of $11,479,980 were the principal assets acquired by the Emerging Markets Debt Fund. For financial reporting purposes, assets received and shares issued by the Emerging Markets Debt Fund were recorded at value; however, the cost basis of the investments received from the Emerging Markets Debt Local Currency Fund was carried forward to align ongoing reporting of the Emerging Market Debt Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Emerging Market Debt Fund acquired capital loss carryovers of $1,839,338 (subject to future annual limitations). Immediately prior to the reorganization, the net assets of the Emerging Markets Debt Local Currency Fund were $11,479,980.

Assuming that the Emerging Markets Debt Fund reorganization had been completed on November 1, 2015, the pro forma results of operations for the year ended October 31, 2016 are as follows:

Net investment income	$2,285,931
Net realized and unrealized loss from investments	(1,102,222)
Net increase in net assets resulting from operations	1,183,709

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Emerging Markets Debt Local Currency Fund that have been reflected in the statements of operations since August 15, 2016 for the Emerging Markets Debt Fund.

74	Semi-Annual Report 2017

Notes to Financial Statements (concluded)

April 30, 2017 (Unaudited)

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Emerging Markets Debt Local Currency Fund	Emerging Markets Debt Fund	Emerging Markets Debt Fund
Net Assets:
Class A/Class A	$42,840	$53,173	$96,014
Class C/Class C	116,997	367,693	484,690
Class R/Class R	1,329,234	10,968	1,340,208
Institutional Service Class/Institutional Service Class	8,657	11,177	19,834
Institutional Class/Institutional Class	9,982,250	6,917,995	16,900,241
Shares Outstanding:
Class A/Class A	5,472	5,453	9,847
Class C/Class C	15,250	37,852	49,896
Class R/Class R	171,776	1,126	137,560
Institutional Service Class/Institutional Service Class	1,096	1,144	2,031
Institutional Class/Institutional Class	1,263,591	709,264	1,732,685
Net Asset Value per Share:
Class A/Class A	$7.83	$9.75	$9.75
Class C/Class C	7.67	9.71	9.71
Class R/Class R	7.74	9.74	9.74
Institutional Service Class/Institutional Service Class	7.90	9.77	9.77
Institutional Class/Institutional Class	7.90	9.75	9.75
Net unrealized appreciation/(depreciation)	(719,124)	212,572	(506,552)
Accumulated net realized gain/(loss)	(1,333,801)	(1,635,568)	(2,969,369)

Subsequent to the effective date of the reorganization, the Adviser agreed to reimburse the Emerging Markets Debt Fund $65,833 related to transaction costs from the rebalancing of the investment portfolios.

11. Recent Accounting Pronouncement

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2017.

2017 Semi-Annual Report	75

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2016 and continued to hold your shares at the end of the reporting period, April 30, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2016	Actual Ending Account Value, April 30, 2017	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia Bond Fund	Class A	$1,000.00	$1,001.00	$1,019.98	$4.81	$4.86	0.97%
	Class C	$1,000.00	$997.00	$1,016.36	$8.42	$8.50	1.70%
	Class R	$1,000.00	$999.00	$1,018.84	$5.95	$6.01	1.20%
	Institutional Service Class	$1,000.00	$1,001.00	$1,020.58	$4.22	$4.26	0.85%
	Institutional Class	$1,000.00	$1,002.00	$1,021.32	$3.47	$3.51	0.70%
Emerging Markets Debt Fund	Class A	$1,000.00	$1,038.70	$1,018.60	$6.32	$6.26	1.25%
	Class C	$1,000.00	$1,035.10	$1,015.37	$9.59	$9.49	1.90%
	Class R	$1,000.00	$1,036.50	$1,017.60	$7.32	$7.25	1.45%
	Institutional Service Class	$1,000.00	$1,040.40	$1,020.33	$4.55	$4.51	0.90%
	Institutional Class	$1,000.00	$1,040.30	$1,020.33	$4.55	$4.51	0.90%
Global Unconstrained Fixed Income Fund	Class A	$1,000.00	$1,013.30	$1,019.09	$5.74	$5.76	1.15%
	Class C	$1,000.00	$1,008.50	$1,015.62	$9.21	$9.25	1.85%
	Institutional Service Class	$1,000.00	$1,013.20	$1,019.84	$4.99	$5.01	1.00%
	Institutional Class	$1,000.00	$1,014.10	$1,020.58	$4.24	$4.26	0.85%
Tax-Free Income Fund	Class A	$1,000.00	$994.70	$1,020.38	$4.40	$4.46	0.89%
	Class C	$1,000.00	$991.10	$1,016.76	$8.00	$8.10	1.62%
	Class R	$1,000.00	$992.60	$1,019.24	$5.53	$5.61	1.12%
	Institutional Service Class	$1,000.00	$995.00	$1,021.62	$3.17	$3.21	0.64%
	Institutional Class	$1,000.00	$996.10	$1,021.72	$3.07	$3.11	0.62%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

76	Semi-Annual Report 2017

FACTS	WHAT DOES ABERDEEN ASSET MANAGEMENT DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account balances

•     Transaction history and assets

•     Account transactions and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Asset Management chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Aberdeen Asset Management share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•     Call 215-405-5735

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s U.S. Registered Investment Advisers (collectively referred to as “Aberdeen Asset Management”)
What we do
How does Aberdeen Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Aberdeen Asset Management collect my personal information?

We collect your personal information, for example, when you:

•     Open an account or give us your contact information

•    Seek advice about your investments or make deposits or withdrawals from your account

•     Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•     Sharing for Aberdeen and Affiliates from using your information to market to you

•     Aberdeen and Affiliates from using your information to market to you

•     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•    Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•    Aberdeen Asset Management does not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Asset Management doesn’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Asset Management, namely Aberdeen Asset Management Inc., Aberdeen Asset Management Limited, Aberdeen Asset Management Asia Limited, Aberdeen Capital Management LLC, and Arden Asset Management LLC.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

John T. Sheehy

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President - Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-SAR

Item 2.	Code of Ethics.

Not applicable – for annual reports only.

Item 3.	Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4.	Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5.	Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: July 6, 2017

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of
Aberdeen Funds

Date: July 6, 2017